UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05518
The RBB Fund, Inc.

(Exact name of registrant as specified in charter)
Bellevue Park Corporate Center
103 Bellevue Parkway
Wilmington, DE 19809

(Address of principal executive offices) (Zip code)
Salvatore Faia
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809

(Name and address of agent for service)
Registrant’s telephone number, including area code: 302-791-1851
Date of fiscal year end: August 31
Date of reporting period: August 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO
of
The RBB Fund, Inc.
ANNUAL REPORT
August 31, 2011
This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolio.

Bear Stearns CUFS® MLP
Mortgage Portfolio
Annual Investment Adviser’s Report
(Unaudited)
We are pleased to present the Bear Stearns CUFS MLP Mortgage Portfolio (the “Portfolio”) annual report covering the twelve months ended August 31, 2011 (the “reporting period”). Portfolio performance information, market commentary and our outlook for the reporting period follows. We encourage you to carefully review the enclosed information.
PORTFOLIO PERFORMANCE AND MARKET REVIEW
For the reporting period, the Portfolio returned 4.81% net of expenses. The Portfolio’s primary benchmark, the Barclays Capital U.S. Treasury Bills 1-3 Month Index returned 0.11% during the same period, while an index tracking 1-Month U.S. LIBOR returned 0.24%.
The announcement by the U.S. Federal Reserve in November 2010 that it would purchase $600 billion in Treasury securities by June 2011, as well as proposed fiscal stimulus by the U.S. Congress, caused Treasury yields to rise in part due to higher inflation expectations. In this environment, mortgage-backed securities (MBS) generally outperformed Treasury securities. Investors were particularly interested in higher coupon agency MBS, which benefited from relatively more limited refinancing activity (refinancing hurts bondholders because their investments get returned at par value and they must reinvest at generally lower rates). The Portfolio was also invested in non-agency MBS, which are generally seen as more risky than agency MBS, and non-agency MBS benefited from an environment of greater demand for risk by investors, finishing the reporting period as a net contributor to performance.
In February 2011, The Treasury department issued a long-awaited white paper on housing finance, as mandated by Dodd-Frank financial reform legislation. While it outlined proposals for increasing private capital in the mortgage market and eventually phasing out the government-sponsored enterprises (GSEs) Fannie Mae and Freddie Mac, it recognized the weakness in the current market and reiterated the U.S. government’s full commitment and support for all GSE MBS obligations. In March, the Treasury also surprised markets by announcing that it would sell its portfolio of over $140 billion in agency MBS purchased during the financial crisis. However, these policy actions were seen by markets as too gradual to have little lasting impact on MBS markets.
In April 2011, uncertainty surrounding global economic growth and a lack confidence in the ability of European governments to combat the region’s debt crisis stoked fears in financial markets and reduced investors’ appetite for risk. In addition, the New York Federal Reserve’s liquidation of its portfolio of distressed securities obtained during the financial crisis, known as Maiden Lane II, placed pressure on the non-agency market in the second quarter of 2011. This pressure continued until the end of June 2011 when the New York Federal Reserve announced that it would postpone sales for the foreseeable future. This announcement and Bank of America’s proposed $8.5 billion settlement to holders of Countrywide Financial securities, helped provide temporary relief to the market. The Portfolio’s holdings of non-agency MBS contributed to performance during the reporting period.
However, continued concerns regarding Europe’s debt crisis and the economic recovery flared again in July in August. Investor confidence was not helped by U.S. lawmakers’ debate in July over the debt ceiling and the following downgrade of the U.S.’s long-term credit rating by Standard & Poor’s from AAA to AA+. Despite the credit downgrade, investors still sought safety in U.S. Treasury securities, helping trigger a sharp downturn in interest rates during August 2011. In this environment, agency MBS had difficulty keeping up with the rally in Treasury securities, but provided positive absolute returns.
PORTFOLIO POSITIONING
The Portfolio continued to be primarily invested in agency and non-agency mortgage-backed securities. Cash balances were actively reinvested, primarily in agency pass-through securities and collateralized mortgage obligations. The Portfolio continues to be closed to new investments.

1

Bear Stearns CUFS® MLP
Mortgage Portfolio

Performance Data
August 31, 2011
(Unaudited)
Performance
The Portfolio’s total return from inception on December 19, 2006 through August 31, 2011 was 1.10%, net of all fees and expenses. The Portfolio’s benchmark, the Barclays Capital U.S. Treasury Bills 1-3 Month Index2, returned 1.49% for the same period.
Comparison of Change in Value of $20,000,000 Investment in
Bear Stearns CUFS® MLP Mortgage Portfolio vs. Barclay’s Capital U.S. Treasury Bills 1-3 Month Index
The chart assumes a hypothetical $20,000,000 minimum initial investment in the Portfolio made on December 19, 2006 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is an actively managed mutual fund while the Barclays Capital U.S. Treasury Bills 1–3 Month Index is unmanaged, does not incur expenses and is not available for investment.
Average Annual Total Returns as of August 31, 2011

	1 Year	3 Year	Since Inception*
Bear Stearns CUFS® MLP Mortgage Portfolio[1]	4.81%	2.34%	1.10%
Barclay’s Capital U.S. Treasury Bills 1–3 Month Index[2]	0.11%	0.24%	1.49%
1-Month LIBOR[3]	0.24%	0.59%	2.01%
Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Call CUFS® at 1-800-519-CUFS (2837) for returns current to the most recent month-end. The Portfolio’s gross and net annual operating expenses, as stated in the most recent prospectus is 0.88%. The performance data reflects fee waivers and expense reimbursements. The returns would have been lower if these waivers and expense reimbursements were not in effect.
Portfolio composition is subject to change.

*	The inception date of the Portfolio was December 19, 2006.

[1]	Net of fees and expenses.

[2]	The Barclay’s Capital U.S. Treasury Bills 1–3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. It is not possible to invest directly in an index.

[3]	The 1-Month LIBOR is a constant maturity index of the London Interbank Offering Rate established to reflect the total return of the 1-Month LIBOR rate. Source: Merrill Lynch.

2

Bear Stearns CUFS® MLP
Mortgage Portfolio

Fund Expense Example
(Unaudited)
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 that was invested at the beginning of the period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During
	March 1, 2011	August 31, 2011	Period*
Actual	$1,000.00	$1,007.60	$4.40
Hypothetical (5% return before expenses)	1,000.00	1,020.76	4.44

*	Expenses are equal to the Portfolio’s annualized six-month expense ratio of 0.87%, which includes waived fees or reimbursed expenses, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio’s ending account value on the first line is based on the actual six-month total return of 0.76%.

3

Bear Stearns CUFS® MLP
Mortgage Portfolio

Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of net
Security Type/Industry Classification	Assets	Value
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES	85.8%	$106,028,578
COLLATERALIZED MORTGAGE OBLIGATIONS	31.5	38,953,901
MORTGAGE DERIVATIVES	10.4	12,767,563
SHORT TERM OBLIGATIONS	0.2	169,992
TBA SALE COMMITMENTS	(26.0)	(32,087,499)
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.9)	(2,307,022)

NET ASSETS	100.0%	$123,525,513

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

4

Bear Stearns CUFS® MLP
Mortgage Portfolio
Portfolio of Investments
August 31, 2011

	Moody’s/	Par	Market
	S&P (b)	(000’s)	Value
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES—85.8%
Federal Home Loan Mortgage Corporation—19.5%
5.000% 05/01/18	Aaa/AA+	$777	$832,795
5.000% 09/01/19	Aaa/AA+	1,113	1,205,596
5.000% 09/01/20	Aaa/AA+	1,019	1,102,789
4.500% 11/01/20	Aaa/AA+	710	762,094
4.500% 06/01/21	Aaa/AA+	1,035	1,109,840
4.500% 12/01/21	Aaa/AA+	981	1,051,974
4.500% 08/01/22	Aaa/AA+	1,856	1,991,494
4.500% 08/01/22	Aaa/AA+	1,498	1,607,457
5.000% 03/01/23	Aaa/AA+	361	395,272
5.000% 04/01/23	Aaa/AA+	776	849,659
5.000% 10/01/23	Aaa/AA+	3,042	3,329,201
5.000% 04/01/25	Aaa/AA+	2,680	2,925,759
5.000% 03/01/26	Aaa/AA+	735	799,633
5.782% 08/01/36 (a)	Aaa/AA+	1,907	2,019,132
5.956% 09/01/36 (a)	Aaa/AA+	776	801,821
5.765% 11/01/36 (a)	Aaa/AA+	1,244	1,294,684
5.763% 08/01/37 (a)	Aaa/AA+	1,858	1,972,234

			24,051,434

Federal National Mortgage Association—61.2%
5.000% 06/01/18	Aaa/AA+	1,182	1,276,459
5.000% 02/01/19	Aaa/AA+	1,213	1,309,340
5.000% 04/01/19	Aaa/AA+	786	852,298
5.000% 07/01/19	Aaa/AA+	1,081	1,178,962
4.500% 03/01/20	Aaa/AA+	1,934	2,076,991
5.000% 04/01/21	Aaa/AA+	894	967,107
5.000% 06/01/23	Aaa/AA+	421	461,602
4.500% 10/01/23	Aaa/AA+	9,244	9,982,564
5.000% 03/01/25	Aaa/AA+	1,170	1,276,082
5.000% 09/01/25	Aaa/AA+	2,544	2,775,393
5.000% 11/01/25	Aaa/AA+	807	880,387
3.500% 09/01/26 TBA	Aaa/AA+	7,000	7,304,063
5.000% 06/01/27	Aaa/AA+	450	486,803
1.970% 12/01/34 (a)	Aaa/AA+	3,019	3,146,145
5.930% 10/01/36 (a)	Aaa/AA+	366	390,653
6.025% 10/01/36 (a)	Aaa/AA+	690	736,860
5.399% 12/01/36 (a)	Aaa/AA+	381	404,241
5.500% 12/01/36	Aaa/AA+	219	241,215
5.545% 09/01/37 (a)	Aaa/AA+	1,216	1,296,760
4.500% 04/01/40	Aaa/AA+	8,154	8,628,136
4.000% 09/01/41 TBA	Aaa/AA+	14,900	15,440,125
4.000% 10/01/41 TBA	Aaa/AA+	14,100	14,567,063

			75,679,249

Government National Mortgage Association—5.1%
4.000% 05/20/26	Aaa/AA+	5,909	6,297,895

TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (COST $103,737,243)			106,028,578

MORTGAGE DERIVATIVES—10.4%
Fannie Mae (IO)—8.3%
4.500% 12/01/18	Aaa/AA+	3,263	288,486
4.500% 01/01/19	Aaa/AA+	3,218	280,300
4.500% 03/01/20	Aaa/AA+	1,232	113,644
4.500% 03/01/20	Aaa/AA+	1,284	122,513
5.500% 05/25/23	Aaa/AA+	909	126,992
5.500% 12/25/24	Aaa/AA+	3,035	282,227
5.500% 10/25/31	Aaa/AA+	8,935	842,879
6.932% 02/25/32 (a)	Aaa/AA+	2,471	233,992
7.632% 04/25/32 (a)	Aaa/AA+	1,731	302,519
6.832% 09/25/32 (a)	Aaa/AA+	2,581	321,780
5.000% 10/01/33	Aaa/AA+	5,351	736,813
5.000% 12/01/33	Aaa/AA+	1,068	140,215
5.000% 12/01/33	Aaa/AA+	1,737	239,548
5.000% 08/01/34	Aaa/AA+	1,652	249,200
6.482% 01/25/35 (a)	Aaa/AA+	11,185	2,044,093
5.500% 04/01/36	Aaa/AA+	3,474	490,869
5.500% 04/01/36	Aaa/AA+	5,306	877,863
7.082% 08/25/36 (a)	Aaa/AA+	3,214	689,253
6.392% 09/25/36 (a)	Aaa/AA+	21,661	1,255,135
5.000% 10/01/36	Aaa/AA+	4,092	618,659

			10,256,980

Freddie Mac (IO)—1.3%
6.278% 06/15/36 (a)	Aaa/AA+	1,941	316,868
6.373% 09/15/36 (a)	Aaa/AA+	3,681	635,513
6.443% 11/15/36 (a)	Aaa/AA+	3,652	640,884

			1,593,265

Freddie Mac (PO)—0.1%
4.000% 09/15/35 (d)	Aaa/AA+	82	80,057

Non-Agency (IO)—0.7%
CWALT Series 2006-43CB (b) 6.000% 02/25/37	C(e)	4,886	837,261

TOTAL MORTGAGE DERIVATIVES (COST $12,459,267)			12,767,563

COLLATERALIZED MORTGAGE OBLIGATIONS—31.5%
Banc of America Mortgage Securities, Inc. Series 2005-H (a) (b) 3.019% 09/25/35	BBB/CCC	2,000	1,504,638
Banc of America Mortgage Securities, Inc. Series 2006-B (a) (b) 3.121% 10/20/46	C/CCC	2,295	1,113,149
Banc of America Mortgage Securities, Inc. Series 2007-3 (b) 6.000% 09/25/37	CC/CCC	2,891	2,521,278
Citigroup Mortgage Loan Trust, Inc. Series 2007-AR8 (a) 5.595% 07/25/37	Caa3/D	2,694	1,872,404
The accompanying notes are an integral part of the financial statements.

5

Bear Stearns CUFS® MLP
Mortgage Portfolio
Portfolio of Investments (Continued)
August 31, 2011

	Moody’s/	Par	Market
	S&P (b)	(000’s)	Value
COLLATERALIZED MORTGAGE OBLIGATIONS—(Continued)
Countrywide Asset-Backed Certificates Series 2004-AB2 (a) 0.818% 05/25/36	C/B-	$500	$86,573
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY1 (a) (b) 5.356% 04/25/37	D/D	1,015	85,054
CWALT Series 2006-43CB (b) 6.000% 02/25/37	D/D	543	348,981
CWALT Series 2006-HY13 (a) (b) 5.557% 02/25/37	D/D	2,433	107,037
CWALT Series 2006-J2 6.000% 04/25/36	Caa2/CC	4,011	3,092,136
CWALT Series 2007-2CB 5.750% 03/25/37	C/D	2,676	191,315
CWALT Series 2007-J2 (b) 6.000% 07/25/37	Caa3/C	1,230	958,655
Fannie Mae REMICS Series 2005-25 (a) 0.568% 04/25/35	Aaa/AA+	1,521	1,512,885
First Horizon Asset Securities, Inc. Series 2006-AR1 (a) (b) 2.684% 05/25/36	CC/CCC	2,498	478,368
Freddie Mac REMICS Series 2590 5.000% 03/15/18	Aaa/AA+	5,000	5,502,820
Freddie Mac REMICS Series 2752 (a) 0.557% 12/15/30	Aaa/AA+	197	197,161
Freddie Mac REMICS Series 2992, Class JP 4.750% 06/15/35	Aaa/AA+	2,548	2,727,082
Freddie Mac REMICS Series 2995 (a) 0.607% 06/15/35	Aaa/AA+	284	283,313
Ginnie Mae Series 2009-61 4.500% 03/20/34	Aaa/AA+	5,593	5,882,065
Ginnie Mae, Series 2009-65 5.500% 07/20/39	Aaa/AA+	2,282	2,505,579
JPMorgan Mortgage Trust Series 2005-A4 (a) (c) 5.124% 07/25/35	Ba1/BBB-	528	487,420
JPMorgan Mortgage Trust Series 2005-A6 (a) (b) (c) 2.789% 08/25/35	AA/B	480	389,561
Residential Asset Securitiation Trust Series 2007-A5 6.000% 05/25/37	Caa2/CCC	1,053	785,043
Residential Funding Mortgage Securities I Series 2006-SA4 (a) 5.626% 11/25/36	Caa3/CCC	3,977	2,702,902
Washington Mutual, Inc. Series 2007-HY3 (a) (b) 2.647% 03/25/37	C/CCC	1,616	73,377
Washington Mutual, Inc. Series 2007-HY4 (a) (b) 5.197% 04/25/37	C/CCC	2,646	1,806,083
Wells Fargo Mortgage Backed Securities Trust Series 2007-10 (b) 6.250% 07/25/37	B2/CCC	1,787	1,739,022

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $55,295,163)			38,953,901

SHORT TERM OBLIGATIONS—0.2%
U.S. Treasury Bill—0.2%
U.S. Treasury Bill (d) (f) 0.084% 11/10/11		170	169,992

TOTAL SHORT TERM OBLIGATIONS (Cost $169,972)			169,992

TOTAL INVESTMENTS—127.9% (Cost $171,661,645)			157,920,034

TBA SALE COMMITMENTS—(26.0)%
Fannie Mae—(26.0)%
4.500% 09/01/26 TBA	Aaa/AA+	(20,000)	(21,315,624)
5.000% 09/01/41 TBA	Aaa/AA+	(10,000)	(10,771,875)

TOTAL TBA SALE COMMITMENTS (Proceeds $32,068,750)			(32,087,499)

LIABILITIES IN EXCESS OF OTHER ASSETS (g)—(1.9)%			(2,307,022)

NET ASSETS—100.0%			$123,525,513

CWALT	Countrywide Alternative Loan Trust

IO	Interest Only

PO	Principal Only

TBA	To Be Announced

(a)	Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.

(b)	Where Moody’s rating is not available, Fitch rating is substituted, if available. (Unaudited)

(c)	Security was purchased prior to the Portfolio’s affiliation with JPMorgan Chase & Co.

(d)	Rate represents the yield at the time of purchase.

(e)	Not rated by Moody’s or S&P, Fitch rating is substituted.
The accompanying notes are an integral part of the financial statements.

6

Bear Stearns CUFS® MLP
Mortgage Portfolio
Portfolio of Investments (Concluded)
August 31, 2011

(f)	All or a portion of the security held as collateral for the following Futures contracts open at August 31, 2011:

Number			Value	Value	Unrealized
Of		Expiration	at Trade	at	Appreciation
Contracts	Type	Month	Date	08/31/2011	(Depreciation)*
Long Positions:
10	U.S. Treasury 10 Year Note	12/2011	$1,292,524	$1,290,313	$(2,211)
Short Positions:
33	U.S. Treasury 2 Year Note	12/2011	7,275,905	7,276,500	(595)
124	U.S. Treasury 5 Year Note	12/2011	15,211,015	15,195,813	15,202

					$12,396

(g)	Liabilities in excess of other Assets include interest rate swaps as follows:

		Notional
	Termination	Amount	Fixed	Floating	Value at	Unrealized
Counterparty	Date	(000)	Rate	Rate	08/31/2011	(Depreciation)*
Deutsche Bank**	09/17/2013	$20,000	4.520%	3 MONTH LIBOR	$(2,042,115)	$(2,042,115)

*	Primary risk exposure is interest rate contracts.

**	Portfolio pays the fixed rate and receives the floating rate.
The accompanying notes are an integral part of the financial statements.

7

Bear Stearns CUFS® MLP
Mortgage Portfolio
Statement of Assets and Liabilities
August 31, 2011

Assets
Investments, at value†	$157,920,034
Cash	2,410,461
Segregated cash	1,750,768
Receivables
Investments sold	116,267,646
Dividends and interest	581,737
Variation margin due from broker	12,563
Prepaid expenses and other assets	7,776

Total assets	278,950,985

Liabilities
TBA sale commitments, at value††	32,087,499
Unrealized depreciation on swap agreements*	2,042,115
Payables
Investments purchased	120,690,008
Distributions to shareholders	447,773
Investment adviser	50,577
Other accrued expenses and liabilities	107,500

Total liabilities	155,425,472

Net Assets	$123,525,513

Net Assets Consist of:
Par value	$15,085
Paid-in capital	150,314,189
Distributions in excess of net investment income	(2,360)
Accumulated net realized loss from investments, futures transactions, TBA sale commitments, and swap agreements	(11,011,322)
Net unrealized depreciation from investments, futures transactions, TBA sale commitments, and swap agreements	(15,790,079)

Net Assets	$123,525,513

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	15,085,138

Net asset value, offering and redemption price per share	$8.19

†Investment in securities, at cost	$171,661,645
†† TBA sale commitments, proceeds	$32,068,750

*	Primary risk exposure is interest rate contracts.
The accompanying notes are an integral part of the financial statements.

8

Bear Stearns CUFS® MLP
Mortgage Portfolio
Statement of Operations
For the Year Ended August 31, 2011

Investment Income
Interest	$5,621,258

Total investment income	5,621,258

Expenses
Advisory fees	595,628
Administration and accounting fees	180,641
Legal fees	115,866
Audit fees	49,029
Transfer agent fees	39,196
Directors’ and officers’ fees	29,895
Custodian fees	28,180
Registration and filing fees	18,052
Printing and shareholder reporting fees	14,308
Insurance	7,096
Other expenses	6,986

Total expenses	1,084,877

Net investment income	4,536,381

Net Realized and Unrealized Gain/(Loss) From Investments, Futures Transactions, TBA Sale Commitments, and Swap Agreements
Net realized gain/(loss) from:
Investments	(7,478,123)
Futures*	(1,073,272)
TBA sale commitments	(121,094)
Swap agreements*	(830,803)

Total realized gain/(loss) from investments, futures transactions, TBA sale commitments, and swap agreements	(9,503,292)

Net change in unrealized appreciation/(depreciation) on:
Investments	10,340,407
Futures*	(60,924)
TBA sale commitments	(18,749)
Swap agreements*	482,842

Total net changes in unrealized appreciation/(depreciation) on investments, futures transactions, TBA sale commitments, and swap agreements	10,743,576

Net realized and unrealized gain/(loss) on investments, futures transactions, TBA sale commitments, and swap agreements	1,240,284

Net Increase in Net Assets Resulting From Operations	$5,776,665

*	Primary risk exposure is interest rate contracts.
The accompanying notes are an integral part of the financial statements.

9

Bear Stearns CUFS® MLP
Mortgage Portfolio
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	August 31, 2011	August 31, 2010
Increase/(Decrease) in Net Assets From Operations:
Net investment income	$4,536,381	$4,350,630
Net realized gain/(loss) from investments, futures transactions, and swap agreements	(9,503,292)	1,820,653
Net change in unrealized appreciation from investments, futures transactions, TBA sale commitments, and swap agreements	10,743,576	6,233,526

Net increase in net assets resulting from operations	5,776,665	12,404,809

Dividends and Distributions to Shareholders From:
Net investment income	(4,317,073)	(6,097,351)

Net decrease in net assets from dividends and distributions to shareholders	(4,317,073)	(6,097,351)

Capital Transactions:
Reinvestment of distributions	—	1,318,552

Net increase in net assets from capital transactions	—	1,318,552

Total increase in net assets	1,459,592	7,626,010
Net Assets:
Beginning of year	122,065,921	114,439,911

End of year	$123,525,513	$122,065,921

Distributions in excess of net investment income, end of year	$(2,360)	$(14,785)

Share Transactions:
Shares reinvested	—	165,888

Total share transactions	—	165,888

The accompanying notes are an integral part of the financial statements.

10

Bear Stearns CUFS® MLP
Mortgage Portfolio
Financial Highlights
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

					For the Period
	For the	For the	For the	For the	December 19,
	Year Ended	Year Ended	Year Ended	Year Ended	2006* to
	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.09	$7.67	$8.93	$9.92	$10.00

Net investment income	0.30	0.29	0.54	0.54	0.38
Net realized and unrealized gain/ (loss) on investments, futures transactions, TBA sale commitments, swap agreements and options	0.09	0.54	(1.28)	(0.98)	(0.08)

Net increase/(decrease) in net assets resulting from operations	0.39	0.83	(0.74)	(0.44)	0.30

Dividends to shareholders from:
Net investment income	(0.29)	(0.41)	(0.52)	(0.55)	(0.38)
Net realized capital gains	—	—	—	—	—

Net asset value, end of period	$8.19	$8.09	$7.67	$8.93	$9.92

Total investment return(1)	4.81%	10.96%	(7.82)%	(4.76)%	3.10	%(2)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$123,526	$122,066	$114,440	$129,888	$161,278
Ratio of expenses to average net assets with waivers and expense reimbursements (excluding interest expense)	0.87%	0.78%	0.60%	0.60%	0.60	%(3)
Ratio of expenses to average net assets with waivers and expense reimbursements (including interest expense)	0.87%	0.78%	0.60%	0.60%	0.78	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements (including interest expense)	0.87%	0.86%	0.88%	0.80%	0.95	%(3)
Ratio of net investment income to average net assets	3.66%	3.63%	7.30%	5.56%	5.58	%(3)
Portfolio turnover rate(4)	113.51%	180.05%	410.52%	190.88%	259.47	%(2)

*	Commencement of operations.

(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Not annualized.

(3)	Annualized.

(4)	The portfolio turnover rate excluding TBA transactions (see Note 1 in Notes to the Financial Statements) is 22.94% for the year ended August 31, 2011, 42.09% for the year ended August 31, 2010, 35.58% for the year ended August 31, 2009, 32.83% for the year ended August 31, 2008 and 125.15% for the period December 19, 2006 to August 31, 2007, respectively.
The accompanying notes are an integral part of the financial statements.

11

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”), which commenced investment operations on December 19, 2006.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     On April 5, 2010, the Board of Directors of the Company (the “Board”) approved a plan of liquidation and termination providing for the liquidation of the Portfolio on or about April 30, 2010 (the “Liquidation”). Effective April 6, 2010, new account requests and purchase orders for the Portfolio’s shares were no longer permissible and daily dividends were suspended. Subsequently, at the unanimous request of the shareholders of the Portfolio, the Board postponed indefinitely the Liquidation of the Portfolio while other options with regards to the Portfolio are explored. Daily dividends have resumed; however, the Portfolio remains closed to new investments.
     In the event that a shareholder of the Portfolio requests a redemption of all or any portion of the shares in the Portfolio held by it, the Board has approved the liquidation of the Portfolio within no more than seven (7) days after the date of such redemption request in order not to disadvantage the Portfolio’s remaining shareholders.
     As of period end and through the date of issuance of the financial statements, no requests for redemptions have been received.
     Portfolio Valuation — The Portfolio’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. These fixed income securities are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities, and the potential material variation may be greater for those securities valued using fundamental analysis. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.
     Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Portfolio’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Portfolio’s assets carried at fair value:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs

Government Agency Mortgage-Backed Securities	$106,028,578	$—	$106,028,578	$—
Mortgage Derivatives	12,767,563	—	12,767,563	—
Collateralized Mortgage Obligations	38,953,901	—	38,953,901	—
Short Term Obligations	169,992	—	169,992	—
Asset Derivatives
Interest Rate Contracts ***	15,202	15,202	—	—

Total Assets	$157,935,236	$15,202	$157,920,034	$—

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs

TBA Sale Commitments	$(32,087,499)	$—	$(32,087,499)	$—
Liability Derivatives
Interest Rate Contracts ***	(2,044,921)	(2,806)	(2,042,115)

Total Liabilities	$(34,132,420)	$(2,806)	$(34,129,614)	$—

***	Interest rate contracts include open future contracts and swap contracts.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Portfolio.
     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and these differences could be significant.
     Investment Transactions, Investment Income and Expenses — The Portfolio records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolio estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Portfolio’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio.

13

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
     Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America (“U.S. GAAP”).
     U.S. Tax Status — No provision is made for U.S. income taxes as it is the Portfolio’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     Cash and Cash Equivalents — The Portfolio considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     Other — In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
     Mortgage-Related Securities — The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain “embedded leverage” which can make them more sensitive to small movements in interest rates.
     The types of mortgage-related securities in which the Portfolio may invest include: mortgage pass-through securities, including CMOs and REMICs, which may or may not be U.S. Government guaranteed, privately issued mortgage-related securities, stripped mortgage-backed securities, including interest only (“IO”) or principal only (“PO”) class securities, and floating rate and inverse floating rate securities. Stripped mortgage-backed securities represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Payments received for IOs and POs are used to reduce the cost of the security. Payments in excess of cost are recognized as interest income on the Statement of Operations based on a security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in IO securities. For PO securities, accelerated payments of principal will cause a faster than anticipated return of the initial investment resulting in an increased yield to maturity for the security. The market value of these securities is highly sensitive to changes in interest rates.
     The Portfolio is subject to risks associated with securities with contractual cash flows including mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including some securities that are backed by sub-prime mortgages. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. A significant portion of the Portfolio’s investments are comprised of mortgage related securities, including some securities that are backed by sub-prime mortgages.
     TBA Commitments — The Portfolio may purchase securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that their value at delivery may be more or less than the trade date purchase price. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.
     Mortgage Dollar Rolls — The Portfolio can enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate and terms. The Portfolio may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Portfolio accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Portfolio may be less favorable than those anticipated or that

14

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
counterparties may fail to perform under the terms of the contracts. For the year ended August 31, 2011, the Portfolio did not enter into any dollar roll transactions.
     Financial Futures Contracts — The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.
     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. For the year ended August 31, 2011, the Portfolio’s average volume of futures contracts is 121 for long position contracts and 103 for short position contracts.
     Options Contracts — The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may write covered call and put options on futures, or securities it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, has no control over whether the underlying future or security may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. The Portfolio may not be able to enter into a closing transaction because of an illiquid market.
     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss.
     Swap Agreements — The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss. Cash in the amount of $1,750,768 held as collateral for swap agreements is classified as segregated cash on the Portfolio’s Statement of Assets and Liabilities.
     The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as swap contracts, option contracts, and TBA securities.
     The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (ISDA agreements). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, typically contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. Such rights often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse impact on the Portfolio. For open swap contracts, see the Portfolio of Investments, which is also indicative of activity for the year ended August 31, 2011.

15

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
     Repurchase Agreements — Money market instruments may be purchased subject to the seller’s agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio’s custodian or a third party sub-custodian.
2. Investment Adviser and Other Services
     Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.48% of the Portfolio’s average daily net assets. Through December 31, 2009, BSAM was voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio’s total annual portfolio operating expenses excluding interest expense to 0.60% of the Portfolio’s average daily net assets. As of January 1, 2010, BSAM terminated its voluntary fee waivers and expense reimbursements. For the year ended August 31, 2011, investment advisory fees were $595,628.
     BNY Mellon Investment Servicing (US) Inc., (“BNY Mellon”) serves as administrator for the Portfolio. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets, subject to certain minimum monthly fees.
     Included in the administration and accounting fees, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.
     For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets, subject to certain minimum monthly fees.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Portfolio’s custodian providing certain custodial services to the Portfolio. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets, subject to certain minimum monthly fees.
     BNY Mellon Distributors Inc. serves as the principal underwriter and distributor of the Portfolio’s shares pursuant to a Distribution Agreement with RBB.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Portfolio during the year ended August 31, 2011 was $13,850. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Portfolio or the Company.
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments and including TBA securities) of the Portfolio were as follows:

	Purchases	Sales
Investments in U.S. Government Securities	$204,423,727	$129,335,544
Investments in Non-U.S. Government Securities	1,005	17,129,478

16

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
5. Capital Stock Transactions
     As of August 31, 2011, the Portfolio had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Portfolio as detailed below.

% of shares	Number of
Outstanding	Accounts
100%	5
     Significant shareholder transactions, if any, may impact the Portfolio’s performance.
6. Federal Income Tax Information
     The Portfolio has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolio has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolio is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio were as follows:

Federal Tax	Unrealized	Unrealized	Net unrealized
Cost	Appreciation	Depreciation	Depreciation
$171,678,520	$5,222,296	$(18,980,782)	$(13,758,486)
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, attributable to swap and paydown adjustments, were reclassified to the following accounts:

Undistributed
(Overdistributed)	Accumulated Net
Net Investment income	Realized Gain (Loss)
$(206,883)	$206,883
     As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income	Long-Term Gains
$445,413	$—
     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for federal income tax purposes.
     The federal income tax character of dividends and distributions paid during the last two fiscal years were as follows:

	August 31, 2011	August 31, 2010
Ordinary income	$4,317,073	$6,097,351
Long-term capital gains	—	—
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

17

Bear Stearns CUFS® MLP
Mortgage Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2011, the Portfolio had a capital loss carryforward of $2,070,905 which will expire as follows:

August 31, 2019	$688,096
August 31, 2018	$67,305
August 31, 2016	$832,226
August 31, 2015	$483,278
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Portfolio deferred post-October capital losses of $8,911,146.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.
7. Significant Risks
     Credit/Default Risk — The risk that the credit rating of an issuer or guarantor of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivative contract or repurchase agreement may default on its payment obligations.
     Market Risk — The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably depending solely on the market conditions of supply and demand. In such a market, the value of such securities and the Portfolio’s share price may change dramatically. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Portfolio’s share price or yield may be adversely impacted by market risk.
8. Significant Market Information
     On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. These actions initially have had an adverse effect on financial markets. It is possible that the downgrade of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. The downgrade could, for example, disrupt money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. These consequences could adversely affect the Portfolio’s ability to continue to acquire targeted assets on attractive terms. It is not possible to precisely predict the longer-term impact of the downgrade on the financial markets and the participants therein.
9. New Accounting Pronouncement
     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
10. Subsequent Event
     Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no subsequent events.

18

Bear Stearns CUFS® MLP
Mortgage Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bear Stearns CUFS MLP Mortgage Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bear Stearns CUFS MLP Mortgage Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the period ended August 31, 2007 and the financial highlights for the period ended August 31, 2007 were audited by other independent accountants whose report dated October 21, 2007 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 27, 2011

19

Bear Stearns CUFS® MLP
Mortgage Portfolio
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Bear Stearns CUFS® MLP Mortgage Portfolio at (800) 519-CUFS (2837) and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreement
     As required by the Investment Company Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of and approval of the investment advisory agreement between BSAM and the Company (the “Advisory Agreement”) on behalf of the Portfolio at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by BSAM with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made throughout the year, and the discussions during the meeting and throughout the year. Among other things, the Directors considered (i) the nature, extent, and quality of BSAM’s services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BSAM’s personnel providing those services; (iii) BSAM’s investment philosophies and processes; (iv) BSAM’s assets under management and client descriptions; (v) BSAM’s trade allocation policies; (vi) BSAM’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) BSAM’s compliance procedures; (viii) BSAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. (“Lipper”) comparing the Portfolio’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.
     As part of their review, the Directors considered the nature, extent and quality of the services provided by BSAM. The Directors concluded that BSAM had substantial resources to provide services to the Portfolio and that BSAM’s services had been acceptable.
     The Directors also considered the investment performance of the Portfolio and BSAM. The Directors considered the Portfolio’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Portfolio as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors considered that the performance of the Portfolio ranked within the first quintile of the Fund’s peer group for both the one-year and two-year periods and that the long-term performance of the Portfolio, inclusive of distributions, was positive.
     The Board of Directors also considered the advisory fee rate payable by the Portfolio under the Advisory Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that advisory fees, and actual total expenses of the Portfolio were all slightly lower than the peer group median.
     After reviewing the information regarding the BSAM’s costs, profitability and economies of scale, and after considering BSAM’s services, the Directors concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012.

20

Bear Stearns CUFS® MLP
Mortgage Portfolio
Shareholder tax Information
(Unaudited)
     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. The federal income tax character of distributions paid during the year ended August 31, 2011 was as follows:

Ordinary income	$4,317,073
Long-term capital gains	—
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

21

Bear Stearns CUFS® MLP
Mortgage Portfolio
Fund Management
(Unaudited)
MANAGEMENT OF THE COMPANY
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes information about the Directors and is available without charge, upon request, by calling 1-800-519-CUFS (2837) ext. 9.

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length o	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kantor- Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

22

Bear Stearns CUFS® MLP
Mortgage Portfolio
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS [2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company) (until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

23

Bear Stearns CUFS® MLP
Mortgage Portfolio
Fund Management (Continued)
(Unaudited)

Number of
Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director	Held by Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103-6996 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the Investment Company Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. (JPMorgan Chase) The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc (“PNC). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

24

FACTS	WHAT DOES THE BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO (the “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	Yes	No

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 414-CUFS (2837)

25

What we do

How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you

• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Bear Stearns Asset Management Inc. and other companies with a Bear Stearns or J.P. Morgan name.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• The Fund may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

26

Bear Stearns CUFS® MLP
Mortgage Portfolio
INVESTMENT ADVISER
Bear Stearns Asset Management
c/o J.P. Morgan Asset Management
270 Park Avenue
New York, NY 10017
ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
PRINCIPAL UNDERWRITER
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103
LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

THE RBB FUND, INC.
Money Market Portfolio
Fund Expense Examples
(Unaudited)
As a shareholder of the Money Market Portfolio (the “Portfolio”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011 and held for the entire period.
Actual Expenses
The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Money Market Portfolio – Bedford Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During
	March 1, 2011	August 31, 2011	Period*
Actual	$1,000.00	$1,000.10	$1.16
Hypothetical (5% return before expenses)	1,000.00	1,024.03	1.17

	Money Market Portfolio – Sansom Street Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During
	March 1, 2011	August 31, 2011	Period*
Actual	$1,000.00	$1,000.20	$1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.13	1.07

*	Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.23% for the Bedford Class shares and 0.21% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio’s ending account value on the first line in each table is based on the actual six-month total return of 0.01% for the Bedford Class shares and 0.02% for the Sansom Street Class shares.

1

THE RBB FUND, INC.
Money Market Portfolio
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

Security	% of Net
Type	Assets	Value
Short Term Investments:
Commercial Paper	41.3%	$306,050,162
Certificates of Deposit	29.0	214,700,187
U.S. Treasury Obligations	9.4	69,875,513
Municipal Bonds	7.8	57,340,000
Agency Obligations	7.4	54,984,499
Repurchase Agreement	6.1	45,154,000
Variable Rate Obligations	1.2	8,600,000
Liabilities in Excess of Other Assets	(2.2)	(16,039,337)

NET ASSETS	100.0%	$740,665,024

Portfolio holdings are subject to change at any time.

2

THE RBB FUND, INC.
Money Market Portfolio
Schedule of Investments
August 31, 2011

	Par
	(000)	Value
CERTIFICATES OF DEPOSIT—29.0%
Yankee Dollar Certificates of Deposit—29.0% (a)
Bank of Nova Scotia, Houston 0.250%, 11/15/11	$5,000	$5,000,000
Bank of Tokyo Mitsubishi UFJ, Ltd., New York 0.300%, 11/07/11	5,000	5,000,000
BNP Paribas SA, New York
0.330%, 09/01/11	7,000	7,000,000
0.315%, 09/02/11	5,000	5,000,000
Credit Agricole Corp. & Investment Bank, New York 0.260%, 09/02/11	6,000	6,000,000
Credit Suisse, New York 0.290%, 11/10/11	5,000	5,000,000
Deutsche Bank AG, New York 0.310%, 10/03/11	6,000	6,000,000
Lloyds TSB Bank PLC, New York
0.300%, 09/12/11	6,000	6,000,000
0.436%, 12/02/11(b)(d)	8,065	8,065,000
Mizuho Corporate Bank Ltd., New York 0.300%, 11/04/11	10,000	10,000,000
National Australia Bank, New York(b) 0.296%, 02/10/12	4,000	4,000,000
Nordea Bank Finland PLC, New York 0.250%, 11/01/11	8,000	8,000,000
Norinchukin Bank, New York
0.180%, 09/01/11	5,000	5,000,000
0.250%, 09/12/11	8,000	8,000,000
Rabobank Nederland NV, New York
0.297%, 09/15/11 (b)	5,000	5,000,000
0.340%, 10/05/11	5,000	5,000,000
0.430%, 03/01/12	11,500	11,500,000
Royal Bank of Canada, New York(b)
0.260%, 10/14/11	5,000	5,000,000
0.323%, 02/29/12	7,500	7,500,000
0.300%, 05/16/12	5,000	5,000,000
Royal Bank of Scotland PLC, Connecticut 0.520%, 09/19/11	15,000	15,000,000
Societe Generale, New York
0.259%, 11/21/11	2,000	2,000,000
0.369%, 11/21/11	1,500	1,500,000
Sumitomo Mitsui Banking Corp., New York 0.140%, 09/02/11	10,000	10,000,000
Svenska Handelsbanken, New York 0.305%, 11/30/11	15,000	15,000,187
Toronto Dominion Bank, New York
0.330%, 09/06/11	4,000	4,000,000
0.250%, 11/14/11	4,000	4,000,000
0.287%, 01/12/12(b)	4,000	4,000,000
UBS AG, Stamford(b)
0.306%, 10/04/11	7,345	7,345,000
0.306%, 10/11/11	8,290	8,290,000
0.253%, 11/10/11	4,500	4,500,000
Westpac Banking Corp., New York(b)
0.281%, 11/04/11	7,000	7,000,000
0.296%, 12/09/11	5,000	5,000,000

		214,700,187

TOTAL CERTIFICATES OF DEPOSIT (Cost $214,700,187)		214,700,187

COMMERCIAL PAPER—41.3%
Asset Backed—21.4%
Amsterdam Funding Corp.(c)
0.210%, 10/11/11	8,000	7,998,133
0.250%, 11/01/11	4,000	3,998,305
Antalis US Funding Corp.(c) 0.260%, 09/07/11	10,000	9,999,567
Atlantis One Funding Corp.(c) 0.190%, 10/06/11	6,000	5,998,892
Cancara Asset Securitisation LLC(c) 0.200%, 09/02/11	10,000	9,999,944
Chariot Funding LLC(c) 0.170%, 09/15/11	5,000	4,999,669
Gemini Securitization LLC(c) 0.220%, 10/14/11	5,000	4,998,686
Kells Funding LLC(b) 0.326%, 02/10/12	7,000	7,000,000
Nieuw Amsterdam Receivables Corp.(c)
0.200%, 09/01/11	2,000	2,000,000
0.180%, 09/13/11	4,000	3,999,760
0.220%, 09/21/11	5,000	4,999,389
0.250%, 09/22/11	4,000	3,999,417
Regency Markets No. 1 LLC(c) 0.270%, 10/20/11	8,000	7,997,060
The accompanying notes are an integral part of the financial statements.

3

THE RBB FUND, INC.
Money Market Portfolio
Schedule of Investments (Continued)
August 31, 2011

	Par
	(000)	Value
COMMERCIAL PAPER—(Continued)
Asset Backed—(Continued)
Solitaire Funding LLC(c)
0.210%, 09/09/11	$10,000	$9,999,533
0.200%, 09/12/11	5,000	4,999,694
0.220%, 10/06/11	6,000	5,998,717
0.230%, 10/24/11	7,500	7,497,460
Thames Asset Global Securitization No.1, Inc.(c) 0.210%, 10/17/11	4,000	3,998,927
Thunder Bay Funding LLC(c) 0.170%, 09/08/11	7,000	6,999,769
Victory Receivables Corp.(c) 0.250%, 09/08/11	10,000	9,999,514
Windmill Funding Corp.(c)
0.210%, 10/04/11	6,000	5,998,845
0.200%, 10/06/11	5,000	4,999,028
0.230%, 10/17/11	10,000	9,997,061
0.320%, 11/28/11	10,000	9,992,178

		158,469,548

Banks—18.7%
Barclays Bank PLC, US Collateralized Commercial Paper Notes(c) 0.230%, 09/20/11	5,000	4,999,393
Barclays US Funding Corp.(c)
0.180%, 09/23/11	5,000	4,999,450
0.280%, 11/02/11	10,000	9,995,178
BPCE SA(c) 0.260%, 09/15/11	5,000	4,999,494
Commonwealth Bank of Australia(b) 0.266%, 10/06/11	7,000	6,999,923
Credit Suisse, New York(c) 0.100%, 09/01/11	7,000	7,000,000
Deutsche Bank Financial LLC(c)
0.200%, 10/03/11	10,000	9,998,222
0.280%, 11/01/11	5,000	4,997,628
Fortis Funding LLC(c) 0.230%, 09/01/11	12,000	12,000,000
Goldman Sachs Group, Inc.(c) 0.270%, 09/01/11	5,000	5,000,000
ING US Funding LLC(c)
0.140%, 09/01/11	5,000	5,000,000
0.180%, 09/26/11	5,000	4,999,375
0.300%, 11/10/11	2,500	2,498,542
JPMorgan Chase & Co.(b) 0.238%, 03/16/12	5,000	5,000,000
Mizuho Funding LLC(c) 0.260%, 10/07/11	15,000	14,996,100
Nordea North America, Inc.(c)
0.200%, 10/07/11	10,000	9,998,000
0.225%, 10/19/11	1,020	1,019,694
0.225%, 10/20/11	3,085	3,084,055
State Street Corp.(c) 0.180%, 11/03/11	8,000	7,997,480
Westpac Banking Corp., New York(b)
0.285%, 01/06/12	8,000	8,000,000
0.420%, 01/13/12	5,000	5,000,000

		138,582,534

Life Insurance—1.2%
Metlife Short Term Fund(c) 0.240%, 10/03/11	9,000	8,998,080

TOTAL COMMERCIAL PAPER (Cost $306,050,162)		306,050,162

MUNICIPAL BONDS—7.8%
California—1.6%
California Bay Area Toll Authority, Toll Bridge Revenue, RB (LOC: Bank of America)(b)(d) 0.180%, 09/07/11	5,000	5,000,000
California Housing Finance Agency Revenue, Series A, RB (LOC: Fannie Mae, Freddie Mac)(b)(d) 0.170%, 09/07/11	3,100	3,100,000
San Francisco, City & County Redevelopment Agency, Multifamily Revenue, Series A, RB (LOC: Fannie Mae, Freddie Mac)(b)(d) 0.180%, 09/07/11	4,000	4,000,000

		12,100,000

Colorado—0.9%
Colorado State, Housing Finance Authority, Class I, Series A-3, RB (LOC: Fannie Mae, Freddie Mac)(b)(d) 0.170%, 09/07/11	6,500	6,500,000

The accompanying notes are an integral part of the financial statements.

4

THE RBB FUND, INC.
Money Market Portfolio
Schedule of Investments (Continued)
August 31, 2011

	Par
	(000)	Value
MUNICIPAL BONDS—(Continued)
Connecticut—0.8%
Connecticut State, Health & Educational Facilities Authority Revenue, New Haven Hospital, Series K-2, RB (LOC: JPMorgan Chase Bank)(b)(d) 0.150%, 09/07/11	$5,600	$5,600,000

Illinois—0.7%
Illinois State, Toll Highway Authority, Toll Highway Revenue, Series A-2, RB (SBPA: JPMorgan Chase Bank)(b)(d) 0.150%, 09/07/11	5,000	5,000,000

New York—2.8%
New York City, Housing Development Corp., Multifamily Rent Housing Revenue, Series A, RB (LOC: Fannie Mae)(b)(d) 0.150%, 09/07/11	6,000	6,000,000
New York City, Industrial Development Agency Civic Facility Revenue, New York Law School Project, Series A, RB (LOC: JPMorgan Chase Bank)(b)(d) 0.170%, 09/07/11	4,345	4,345,000
New York State, Housing Finance Agency Revenue, RB (Liquidity Facility: Freddie Mac)(b)(d) 0.140%, 09/07/11	5,200	5,200,000
Westchester County, Health Care Revenue, RB (LOC: TB Bank NA)(b)(d) 0.170%, 09/07/11	5,000	5,000,000

		20,545,000

Texas—1.0%
Harris County, Municipal Securities Trust Receipts, Class A, RB (LOC: Societe Generale)(b)(d) 0.750%, 09/07/11	3,695	3,695,000
Texas State, Veterans Housing Assessment Project, Series A-2, GO (Liquidity Facility: JPMorgan Chase & Co.)(b)(d) 0.180%, 09/07/11	3,900	3,900,000

		7,595,000

TOTAL MUNICIPAL BONDS (Cost $57,340,000)		57,340,000

VARIABLE RATE OBLIGATIONS—1.2%
Banks—1.2%
JPMorgan Chase NA(b) 0.280%, 09/17/12	8,600	8,600,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $8,600,000)		8,600,000

AGENCY OBLIGATIONS—7.4%
Fannie Mae(b)
0.209%, 07/26/12	6,500	6,498,830
0.240%, 09/17/12	6,000	5,998,730
0.243%, 12/20/12	3,500	3,499,076
Federal Home Loan Bank
0.170%, 09/16/11	5,000	4,999,646
0.186%, 10/06/11(b)	7,000	6,999,727
Freddie Mac(b)
0.171%, 12/29/11	5,000	4,999,177
0.162%, 04/03/12	6,000	5,998,566
0.131%, 11/02/12	7,000	6,995,029
0.250%, 01/24/13	4,000	3,997,744
0.320%, 09/03/13	5,000	4,997,974

TOTAL AGENCY OBLIGATIONS (Cost $54,984,499)		54,984,499

U.S. TREASURY OBLIGATIONS—9.4%
U.S. Treasury Notes
1.000%, 09/30/11	17,500	17,510,420
1.000%, 10/31/11	6,000	6,007,826
4.625%, 10/31/11	5,000	5,035,204
0.875%, 01/31/12	17,500	17,550,200
0.875%, 02/29/12	13,500	13,550,159
4.625%, 02/29/12	10,000	10,221,704

TOTAL U.S. TREASURY OBLIGATIONS (Cost $69,875,513)		69,875,513

The accompanying notes are an integral part of the financial statements.

5

THE RBB FUND, INC.
Money Market Portfolio
Schedule of Investments (Concluded)
August 31, 2011

	Par
	(000)	Value
REPURCHASE AGREEMENT—6.1%
Deutsche Bank Securities Inc. (Tri-Party Agreement dated 08/31/11 to be repurchased at $45,154,075, collateralized by $45,123,000 par value, Federal National Mortgage Association Structured Note and Federal Home Loan Mortgage Corp. Structured Notes, 2.31% to 4.75%, due 01/19/16 to 07/01/25, Fair Value of the collateral is $46,057,825) 0.060%, 09/01/11	$45,154	$45,154,000

TOTAL REPURCHASE AGREEMENT (Cost $45,154,000)		45,154,000

TOTAL INVESTMENTS AT VALUE—102.2% (Cost $756,704,361)*		756,704,361

LIABILITIES IN EXCESS OF OTHER ASSETS—(2.2)%		(16,039,337)

NET ASSETS (APPLICABLE TO 721,126,731 BEDFORD SHARES AND 19,520,081 SANSOM STREET SHARES)—100.0%		$740,665,024

*	Aggregate cost is the same for financial reporting and Federal tax purposes.

(a)	Issuer is a US branch of a foreign domiciled bank.

(b)	Variable Rate Security. Rate shown is as of report date.

(c)	Rate disclosed represents the discount rate at the time of purchase.

(d)	Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

GO	General Obligation

LOC	Line of Credit

PLC	Public Liability Company

RB	Revenue Bond

SBPA	Standby Bond Purchase Agreement
The accompanying notes are an integral part of the financial statements.

6

THE RBB FUND, INC.
Money Market Portfolio
Statement of Assets and Liabilities
August 31, 2011

ASSETS
Investments, at value (Cost $711,550,361)	$711,550,361
Repurchase agreement, at value (Cost $45,154,000)	45,154,000
Cash	290,760
Receivables
Interest receivable	323,456
Prepaid expenses and other assets	20,611

Total assets	757,339,188

LIABILITIES
Payables
Investments purchased	16,497,974
Distribution to shareholders	1,129
Investment advisory and administration fees	69,180
Professional fees	35,873
Custodian fees	15,337
Distribution fees	12,885
Transfer agent fees	9,896
Regulatory administration fees	4,100
Directors’ and officers’ fees	3,205
Service organization fees (Sansom Street Class)	1,405
Other accrued expenses and liabilities	23,180

Total liabilities	16,674,164

Net Assets	$740,665,024

NET ASSETS CONSIST OF
Par Value	$740,647
Paid-in Capital	739,906,141
Undistributed net investment income	18,236

Net Assets	$740,665,024

BEDFORD CLASS
Net assets	$721,144,959

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	721,126,731

Net asset value, offering and redemption price per share	$1.00

SANSOM STREET CLASS
Net assets	$19,520,065

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	19,520,081

Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of the financial statements.

7

THE RBB FUND, INC.
Money Market Portfolio
Statement of Operations
For the Year Ended August 31, 2011

Investment Income
Interest	$2,147,435

Total investment income	2,147,435

Expenses
Distribution fees (Bedford Class)(1)	4,668,342
Investment advisory and administration fees	2,976,098
Custodian fees	133,330
Professional fees	105,585
Directors’ and officers’ fees	72,752
Regulatory administration fees	62,735
Transfer agent fees	55,386
Printing and shareholder reporting fees	44,396
Registration and filing fees	33,035
Insurance fees	22,522
Other expenses	18,746

Total expenses before waivers	8,192,927
Less: Advisory and administration waivers	(1,825,700)
Less: Distribution fee waivers	(4,365,842)

Net expenses after waivers	2,001,385

Net investment income	146,050

Net realized gain from investments	18,236

Net increase in net assets resulting from operations	$164,286

(1)	See Note 2 in Notes to Financial Statements
The accompanying notes are an integral part of the financial statements.

8

THE RBB FUND, INC.
Money Market Portfolio
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase (decrease) in net assets:
From operations:
Net investment income	$146,050	$163,554
Net realized gain from investments	18,236	11,771

Net increase in net assets resulting from operations	164,286	175,325

Dividends to shareholders from:
Net investment income:
Bedford Class	(142,022)	(190,149)
Sansom Street Class	(15,841)	(40,344)

Net decrease in net assets from dividends to shareholders	(157,863)	(230,493)

Capital transactions (at $1.00 per share):
Proceeds from shares sold:
Bedford Class	981,059,807	811,191,644
Sansom Street Class	111,311,969	126,322,590
Shares issued on reinvestment of distributions:
Bedford Class	139,263	185,482
Sansom Street Class	316	597
Shares repurchased:
Bedford Class	(853,630,447)	(762,949,046)
Sansom Street Class	(129,500,272)	(121,108,751)

Net increase in net assets derived from capital transactions	109,380,636	53,642,516

Total increase in net assets	109,387,059	53,587,348
Net assets:
Beginning of year	631,277,965	577,690,617

End of year	$740,665,024	$631,277,965

Undistributed net investment income, end of year	$18,236	$11,813

Share Transactions:
Shares sold
Bedford Class	981,059,807	806,442,244
Sansom Street Class	111,311,969	126,322,590
Shares reinvested
Bedford Class	139,263	185,482
Sansom Street Class	316	597
Shares repurchased
Bedford Class	(853,630,447)	(758,199,646)
Sansom Street Class	(129,500,272)	(121,108,751)

Total Share Activity	109,380,636	53,642,516

The accompanying notes are an integral part of the financial statements.

9

THE RBB FUND, INC.
Money Market Portfolio
Financial Highlights
(For a Share Outstanding Throughout each Year)

	The Bedford Class
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008	August 31, 2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0002	0.0003	0.0074	0.0307	0.0447
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)

Total net income from investment operations	0.0002	0.0003	0.0074	0.0307	0.0447

Less dividends and distributions:
Dividends (from net investment income)	(0.0002)	(0.0003)	(0.0074)	(0.0307)	(0.0447)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.02%	0.03%	0.74%	3.12%	4.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$721,145	$593,570	$545,194	$319,387	$218,914
Ratios of expenses to average net assets(a)	0.27%	0.31%	0.69%	0.90%	0.90%
Ratios of net investment income to average net assets	0.02%	0.02%	0.65%	2.94%	4.47%

(a)	Without the waiver of advisory fees, distribution fees, and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.12%, 1.18%, 1.24%, 1.23% and 1.29% for the years ended August 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(b)	Amount is less than $0.00005 per share.
The accompanying notes are an integral part of the financial statements.

10

THE RBB FUND, INC.
Money Market Portfolio
Financial Highlights (Concluded)
(For a Share Outstanding Throughout each Year)

	The Sansom Street Class
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008	August 31, 2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0006	0.0010	0.0121	0.0365	0.0502
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)

Total net income from investment operations	0.0006	0.0010	0.0121	0.0365	0.0502

Less dividends and distributions:
Dividends (from net investment income)	(0.0006)	(0.0010)	(0.0121)	(0.0365)	(0.0502)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.06%	0.10%	1.21%	3.71%	5.14%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,520	$37,708	$32,496	$28,749	$15,352
Ratios of expenses to average net assets(a)	0.23%	0.24%	0.25%	0.31%	0.35%
Ratios of net investment income to average net assets	0.06%	0.09%	0.93%	3.64%	5.02%

(a)	Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.47%, 0.54%, 0.60%, 0.60% and 0.69% for the years ended August 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(b)	Amount is less than $0.00005 per share.
The accompanying notes are an integral part of the financial statements.

11

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements
August 31, 2011
1. Summary of Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Money Market Portfolio (“Portfolio”).
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Portfolio has issued shares with a par value of $0.001.
     SECURITY VALUATION — Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value (“NAV”) per share at $1.00.
     Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Portfolio’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of net assets).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Portfolio’s net assets carried at fair value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Investments in Securities*	$756,704,361	$—	$756,704,361	$—

*	Please refer to the Schedule of Investments for industry and security type breakouts.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence

12

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Portfolio.
     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution fee and service organization fees, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolio.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with U.S. federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”).
     FEDERAL INCOME TAXES — No provision is made for federal income taxes. It is the Company’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.
     REPURCHASE AGREEMENTS — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.
     USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and

13

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.
     OTHER — In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2. Investment Adviser and Other Services
     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Advisors LLC. (the “Adviser” or “BALLC”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser and administrator for the Portfolio.
     Effective June 30, 2011, BALLC replaced BlackRock Institutional Management Corporation (“BIMC”) as investment adviser to the Portfolio. The change was the result of the transfer of BIMC’s investment advisory obligations to BALLC, BIMC’s direct parent company, in anticipation of the liquidation of BIMC. On May 18, 2011, the Board of Directors of the Company approved a new Investment Advisory and Administration Agreement with BALLC for the Portfolio, identical in all respects to the former agreement with BIMC with the exception of the name of the new adviser and the date of the agreement.
     BALLC (assignee of BIMC) and BNY Mellon Investment Servicing (US) Inc, (“BNY Mellon”), have entered into a delegation agreement on behalf of the Portfolio, wherein BNY Mellon has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BALLC.
     For its advisory services, BALLC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio’s average daily net assets:

Annual Rate
0.45% of first $250 million of net assets;
0.40% of next $250 million of net assets; and
0.35% of net assets in excess of $500 million.
     BALLC may, at its discretion, voluntarily waive and/or reimburse all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2011, advisory fees and waivers were as follows:

Gross Advisory		Net Advisory
and		and
Administration		Administration
Fee	Waiver	Fee
$2,976,098	$(1,825,700)	$1,150,398
     As of August 31, 2011, the Portfolio owed BALLC $69,180 in advisory and administration fees.
     BNY Mellon and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”), may also voluntarily waive a portion of their fees and/or reimburse expenses.

14

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
     The Portfolio will not pay BALLC, BNY Mellon or BNY Mellon Distributors at a later time for any amounts waived or assumed.
     For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.
     In addition, BNY Mellon serves as the Portfolio’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets and is subject to certain minimum monthly fees.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Portfolio’s custodian providing custodial services to the Portfolio. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets subject to certain minimum monthly fees.
     The Portfolio, on behalf of the Bedford Class of shares of the Portfolio, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Portfolio has entered into a Distribution Agreement with BNY Mellon Distributors.
     The Plan provides for the Bedford Class to make monthly payments, based on average net assets, to BNY Mellon Distributors of up to 0.65% on an annualized basis. BNY Mellon Distributors may voluntarily waive these fees at its discretion. For the year ended August 31, 2011, distribution fees paid to BNY Mellon Distributors for the Bedford Class were as follows:

	Gross		Net
	Distribution		Distribution
	Fee	Waiver	Fee
Bedford Class	$4,668,342	$(4,365,842)	$302,500
     The Portfolio has entered into service agreements with BNY Mellon which render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Portfolio during the year ended August 31, 2011 was $51,809. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Portfolio or the Company.
4. Federal Income Tax Information
     The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.
     The Portfolio has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolio to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolio has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal

15

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements (Continued)
August 31, 2011
course of business, the Portfolio is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The tax-basis cost of investments equals the book-basis cost of investments of $756,704,361.
     The following permanent differences as of August 31, 2011, attributable to the redesignation of dividends paid, were reclassified to the following accounts:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)
$18,236	$(18,236)
     As of August 31, 2011 the Portfolio had $19,365 of undistributed ordinary income for federal tax purposes.
     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for Federal income tax purposes.
     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

Ordinary
Income
2011	$157,863
2010	230,493
     Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. As of August 31, 2011, the Portfolio had no capital loss carryforwards.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Portfolio did not incur a net post-October capital loss.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Portfolio, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

16

THE RBB FUND, INC.
Money Market Portfolio
Notes to Financial Statements (Concluded)
August 31, 2011
5. New Accounting Pronouncement
     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
6. Subsequent Event
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The RBB Fund, Inc. and Shareholders of The RBB Inc. Money Market Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The RBB Fund, Inc. Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended August 31, 2010 and the financial highlights for each of the four years in the period ended August 31, 2010 were audited by other independent accountants whose report, dated October 25, 2010, expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 27, 2011

18

THE RBB FUND, INC.
Money Market Portfolio
Shareholder Tax Information
(Unaudited)
     The Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Portfolio’s fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Portfolio’s shareholders in respect of such fiscal year. During the year ended August 31, 2011, the Portfolio paid $157,863 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolio, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

19

THE RBB FUND, INC.
Money Market Portfolio
Additional Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Bedford	(800) 888-9723
Sansom Street	(800) 430-9618
Quarterly Portfolio Schedules
     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Change in Independent Registered Public Accounting Firm
     Deloitte & Touche LLP (“D&T”) was replaced as the independent registered public accounting firm to the Portfolio effective upon the completion of services related to the audit for the Portfolio’s 2010 fiscal year. The Company’s Audit Committee participated in, and approved, the decision to change auditors. D&T’s reports on the Portfolio’s financial statements for the fiscal year ended August 31, 2010 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Portfolio’s fiscal year ended August 31, 2010 through November 11, 2010, (i) there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Portfolio’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
     On November 11, 2010, the Company by action of its Board of Directors upon the recommendation of the Company’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the Portfolio’s financial statements for the fiscal year ending August 31, 2011. During the Portfolio’s fiscal year ended August 31, 2010 and through November 11, 2010, neither the Company, its portfolios nor anyone on their behalf has consulted PwC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Portfolio’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304). PwC also serves as independent registered public accounting firm for certain of the Company’s other portfolios.
Approval of Investment Advisory Agreement
     As required by the 1940 Act the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the advisory agreement between BIMC and the Company and the approval of a new advisory agreement between

20

THE RBB FUND, INC.
Money Market Portfolio
Additional Information (Continued)
(Unaudited)
BALLC (the “New Advisory Agreement”) and the Company on behalf of the Money Market Portfolio (the “Portfolio”) at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term and the New Advisory Agreement for an initial one-year term. The Board’s decision to approve the Advisory Agreement and New Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement and New Advisory Agreement, the Board considered information provided by BALLC with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreement with BIMC and the approval of the New Advisory Agreement with BALLC, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of BIMC’s services provided to the Money Market Portfolio and the services BALLC was expected to provide to the Portfolio; (ii) descriptions of the experience and qualifications of BIMC’s and BALLC’s personnel providing those services; (iii) BIMC’s and BALLC’s investment philosophies and processes; (iv) BIMC’s and BALLC’s assets under management and client descriptions; (v) BIMC’s and BALLC’s trade allocation policies; (vi) BIMC’s and BALLC’s advisory fee arrangements with the Company and other similarly managed clients; (vii) BIMC’s and BALLC’s compliance procedures; (viii) BIMC’s and BALLC’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper Inc. (“Lipper”) comparing the Portfolio’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.
     As part of their review, the Directors considered the nature, extent and quality of the services provided by BIMC and expected to be provided by BALLC. The Directors concluded that BIMC and BALLC had substantial resources to provide services to the Portfolio, that BIMC’s services had been acceptable and that BALLC’s services were expected to be substantially similar to the services provided by BIMC.
     The Directors also considered the investment performance of the Portfolio and BIMC. Information on the Portfolio’s investment performance was provided for one, two, three, four and five year periods. The Directors considered the Portfolio’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Portfolio as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors also considered the recent extraordinary market conditions affecting interest rates.
     The Board of Directors also considered the advisory fee rate payable by the Portfolio under the Advisory Agreement and the New Advisory Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that although the contractual advisory fee ranked below the peer group median, actual advisory fees of the Portfolio and actual total expenses of the Portfolio were both lower than the peer group median. In addition, the Directors noted that BIMC was voluntarily waiving management fees and reimbursing expenses to limit total annual operating expenses and maintain a positive yield, and that BALLC expects to continue these fee waivers and expense reimbursements.

21

THE RBB FUND, INC.
Money Market Portfolio
Additional Information (Concluded)
(Unaudited)
After reviewing the information regarding BIMC’s and BALLC’s costs, profitability and economies of scale, and after considering BIMC’s services and the services expected to be provided by BALLC, the Directors concluded that the investment advisory fees payable by the Portfolio were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012 and that the New Advisory Agreement should be approved for an initial period ending August 16, 2012.

22

THE RBB FUND, INC.
Money Market Portfolio
Fund Management
(Unaudited)
The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired; Executive Vice President and Chief Operating Officer, Fox Chase Cancer Center (biomedical research and medical care) (1981-2004).	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

23

THE RBB FUND, INC.
Money Market Portfolio
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; Founding Partner, Straniere Law Firm (1980 to present); Partner, Gotham Strategies (consulting firm) (2005 to 2008); Partner, The Gotham Global Group (consulting firm) (2005 to 2008); President, The New York City Hot Dog Company (2005 to present); Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

24

THE RBB FUND, INC.
Money Market Portfolio
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS[2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker- dealer).	16	Kensington Funds (registered investment company) (until December, 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

25

THE RBB FUND, INC.
Money Market Portfolio
Fund Management (Concluded)
(Unaudited)

Number of
Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director	Held by Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

26

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Investment Adviser
BlackRock Advisors LLC
100 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
The Bedford Class
of
The RBB Fund, Inc.
Money Market Portfolio
Annual Report
August 31, 2011
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it’s possible to lose money by investing in the Portfolio.
This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Portfolio.

Bogle Investment Management
Small Cap Growth Fund
Annual Investment Adviser’s Report
(Unaudited)
Fellow Shareholder:
For the fiscal year ended August 31, 2011, the Investor shares of the Bogle Investment Management Small Cap Growth Fund of The RBB Fund, Inc. (the “Fund”) advanced +30.73% (net of fees), the Institutional shares gained +30.86%, and the unmanaged Russell 2000® Index of small cap stocks returned +22.19%. The Fund led its benchmark throughout the fiscal year, outperforming in nine out of twelve months and finishing August more than eight percentage points ahead of the Russell 2000®. The Fund’s returns since inception (Investor and Institutional Classes), as reflected by the dollar value of a minimum investment made at the start of the Fund, compared to the same investment in the benchmark, are shown in the charts on pages five and six. The balance of this letter covers the market environment, performance attribution, Fund characteristics, and an update on the mutual fund business at Bogle Investment Management, L.P.
Market Environment. U.S. equity markets posted positive results for the fiscal year; however, there was a marked distinction between the first eight months and the last four months of the period. The Russell 2000® was up +45% from the start of September 2010 through April 2011, but sentiment shifted sharply in May, as European sovereign debt concerns persisted without concrete resolutions, while U.S. government debt levels and the domestic economic outlook also began to weigh on investors. U.S. equities fell sharply through the final four months of the fiscal year, and the Russell 2000® lost -16% from May through the end of August. For the fiscal year overall the Russell 2000® gained +22%, outperforming the large cap Russell 1000® Index by three percentage points (large cap stocks lagged small cap stocks during the market rally but performed better during the downturn that followed). The market environment was momentum-oriented on the downside during the fiscal year, as stocks that had previously been trending down more than the market continued to perform worse than the market in each of the eight months from January through August, posting a cumulative relative loss of about -20% according to our measures. Interestingly, this trending effect, which is typically symmetric (stocks previously trending up more than the market tend to keep performing better), was not symmetric during this period as upward trending stocks stalled. As investors sold off their losers, financial stocks were notably affected. Growth stocks were generally favored over value stocks throughout the fiscal year; in small caps the Russell 2000® Growth Index advanced +28%, while the Russell 2000® Value Index returned +17%. Among small cap sectors (categorized using our eight proprietary sectors), energy stocks were the strongest performers (up +50%), while the financial sector was the weakest (up +12%). All other small cap sectors returned between +18% and +27% for the fiscal year. Although U.S. equity markets started to drop in May and June, there was no significant increase in return volatility until July and August. The VIX Index of implied, expected volatility (essentially investors’ collective expectations for future return volatility; often referred to as the “Fear Index”) tripled from 16 on July 8th to 48 on August 8th, a dramatic jump reflecting investors’ heightened anxieties. The Fund’s annualized return volatility was in line with benchmark volatility throughout the fiscal year, though both were elevated in August, at around 60% (annualized, based on trailing 22-days of returns). This level is notably higher than the 26% average benchmark and Fund volatility since Fund inception.
Performance Attribution. For the fiscal year, the Fund’s Investor Class of shares beat the benchmark Russell 2000® by +8.54%, net of all fees, and the Institutional Class of shares outperformed by +8.67%, net of all fees.

1

As is usually the case, monthly gains and losses were primarily attributed to the effectiveness of our stock selection models, rather than to any sector or style biases. Recall that our investment model combines longer-term fundamental insights with shorter-term market insights to capitalize on investment opportunities created by price variability around longer-term trends. Typical stocks that our model finds attractive will have some or most of the following characteristics: solid or improving cash flows and balance sheet, organic improvement in underlying business, inexpensive, improving earnings expectations, and little controversy. Our short-term models consider recent share price volatility, news, trading volume, and derivatives pricing to determine whether or not a stock is near-term oversold or under-bought. Most of these attributes generally improved investment performance during the fiscal year, with the exception of our relative valuation measures, whose poor performance was driven by investors abandoning their losers (cheap stocks got cheaper), as discussed above. Although there was still significant focus on macroeconomic concerns in the latest fiscal year, looking at the percentage of stocks’ returns explained by common versus stock-specific factors, we found that stock-specific factors mattered more to investors this year than last year. A focus on stock-specific information (as distinct from markets during which investors tend to be buying or selling broader groups of stocks within their portfolios, based on more general market return expectations) tends to provide a favorable environment for our longer-term fundamental models. With the addition of the shorter-term models last year, the Fund is also positioned to benefit more from opportunities created during volatile environments. This inclusion of models that have different views of expected stock performance enhances the diversification of the investment process, and likely contributed to the consistency of returns during the fiscal year as the Fund outperformed the benchmark in both the rally (first eight months) and downturn (last four months). While we do not attempt to predict where the markets are headed, we have tried to design the investment process to perform better than the benchmark over a variety of market environments, and we observed this effect in this latest fiscal period. Increased diversification from shorter-term models also allowed us to modestly reduce the number of Fund holdings without a significant increase in active volatility. As of the end of the fiscal year, the Fund held 129 stocks, down from 158 last year, with the largest holding still representing a small percentage (1.5%) of portfolio assets.
In the stock specific examples that follow, we look at two Fund investments that significantly outperformed the benchmark for the fiscal year, and one that lagged the benchmark. One of the Fund’s financial stock winners, Cardtronics, Inc., provides automated financial services through automated teller machines (ATMs) and other financial service kiosks, and has been held in the portfolio for almost two years. We entered the fiscal year with a position in this stock based on investment signals that suggested relatively clean financials and modestly attractive relative valuation. As quarterly earnings consistently beat expectations, the stock price increased from about $14 at the start of the fiscal year to about $25 at the end of the fiscal year. The stock’s current positive ranking is largely due to its earnings expectations signal, illustrating how strong financial quality signals can lead to future earnings strength. Another winner was Bon-Ton Stores, Inc., a department store operator. Bon-Ton showed strong signals across all of our longer-term fundamental models until January, when its financial quality started to deteriorate. Our model opportunistically trimmed the position and had exited the stock by early April, having more than doubled our investment from the start of the fiscal year. The stock price fell -53% through the balance of the fiscal year; small cap retail stocks generally were down -8% over the same period (according to FactSet). The Fund lost money during the fiscal year in Dean Foods Co., a food and beverage company (primarily milk and soy-based products). We started buying the stock in May based on attractive relative valuation, a low percentage of shares held short (i.e., little controversy), and strong short-term trading signals. The share price was penalized recently on a weakening earnings outlook, including a charge to settle a price fixing lawsuit. As of the end of the fiscal year, the company remained in the portfolio largely due to its value characteristics.

2

Fund Characteristics. As shown in the table to the right, the Fund looks similar to the benchmark across a variety of fundamental characteristics. As of the end of August, the Fund’s median market capitalization was in line with that of the benchmark. The Fund had a modest exposure to smaller small cap stocks with 20% of Fund assets invested in stocks with capitalizations below $400 million (versus a 15% allocation for the benchmark). Importantly, we are very careful to monitor liquidity in these stocks to ensure that we can trade them efficiently. The Fund also continued to have a small bias, at the median, toward companies with modestly higher expected long-term earnings growth rates. This was driven mostly by a below-benchmark allocation to slower growing stocks (just 5% of Fund assets were invested in stocks with expected earnings growth less than 5%/year, while the benchmark allocation was 10%). Finally, the Fund’s median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model.
The Fund’s annualized active volatility (the variability of the difference between Fund and benchmark performance) held steady at 4.9% in fiscal 2011, below the Fund’s long-term average of 6.7%. Shorter-term measures of active volatility showed a modest increase in the last few months of the fiscal year, as market volatility generally increased. The Fund’s beta with the Russell 2000® was stable during the fiscal year, at around 1.0.
Fundamental Characteristics
August 31, 2011

			Russell
Median	BOGLX*		2000®
Market Cap ($mil.)	$1,001		$1,049
Long-Term Estimated Earnings Growth Rate**	15.2%		13.5%
Price/Historical Earnings	14.2	x	17.8	x
Price/Forward Earnings	11.5	x	14.5	x
Price/Sales	1.1	x	1.6	x

*	The Bogle Investment Management Small Cap Growth Fund Investor Shares. Median characteristics refer to the Fund’s holdings, not the Fund itself.

**	The Long-Term Estimated Earnings Growth Rate is calculated for the Fund’s portfolio of companies and the benchmark companies from First Call analysts’ median estimated earnings growth rate over the next 3 to 5 years. This figure is not indicative of future performance of the Fund; the portfolio and benchmark companies’ actual earnings growth rate will vary from this figure.
Risk Statistics*
Fiscal Year Period

		Russell
Measurement	BOGLX	2000®
Standard Deviation	26.8%	26.0%
Active Volatility	4.9%
Beta with Russell 2000®	1.01
Average Cash	0.8%

*	Risk statistics apply to the Fund and benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.
Report Card. In this year’s self-evaluation of our firm and investment performance we give ourselves a B+. We achieved our excess return objective, and we did so consistently, with positive relative returns throughout the year. We have continued to work hard at improving the investment process, and although the process today is conceptually similar to the way we managed the Fund at its inception in 1999, many details have changed, reflecting new sources of information, new insights, and evolving capital markets. Our recent research initiatives have been focused on how we trade, in an effort to improve implementation efficiencies and reduce direct costs. We also believe that the smarter we are at trading (and, as we have said throughout our twelve years in business, the smaller our asset base) the more anomalies we can exploit.
On client service we remain at a grade of B. There is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Although shareholder inquiries and transactions are

3

outsourced to BNY Mellon, we encourage you to let us know if we can assist in this area or if you have any feedback on your experience.
Progress at Bogle Investment Management. At the end of August 2011, assets in the Fund were $112 million, an increase of $32 million from the previous fiscal year end. Asset growth reflected both market appreciation and Fund inflows. Rest assured that we will continually monitor capacity constraints and our assets under management and will reclose the Fund when we think it is in the best interest of shareholders. Finally, we are pleased and proud of the fact that we can continue to claim 100% investment professional retention. Our dedicated and experienced team has worked together now for a minimum of seven years, with the founding members of the group together for 12 years.
More information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. NAVs are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. As always, we thank you for your ongoing support.
Respectfully,
Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)
Past performance is not a guarantee of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. This material must be preceded or accompanied by a current prospectus. The Russell 2000® is an index of stocks 1001 through 3000 in the Russell 3000® Index as ranked by total market capitalization. A direct investment in the index is not possible. Investing in small companies can involve more volatility, less liquidity, and less publicly available information than investing in large companies.
Portfolio composition is subject to change.

4

Comparison of Change in Value OF $1,000,000 Investment in Bogle Investment Management
Small Cap Growth Fund Institutional Class(1)(2) VS. Russell 2000® Index (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2010, is 1.51% for the Institutional Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $1,000,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2011.

5

Comparison of Change in Value of $10,000 Investment in Bogle Investment Management
Small Cap Growth Fund Investor CLASS(1)(2) VS. Russell 2000® Index (Unaudited)
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2010, is 1.61% for the Investor Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $10,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual Fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2011.

6

Bogle Investment Management
Small Cap Growth Fund
Fund Expense Examples
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During
	March 1, 2011	August 31, 2011	Period*
Actual	$1,000.00	$911.60	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,018.82	6.38

7

Bogle Investment Management
Small Cap Growth Fund
Fund Expense Examples (Concluded)
(Unaudited)

	Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During
	March 1, 2011	August 31, 2011	Period*
Actual	$1,000.00	$911.30	$6.50
Hypothetical (5% return before expenses)	1,000.00	1,018.31	6.89

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for each class of -8.84% for the Institutional Class and -8.87% for the Investor Class.

8

Bogle Investment Management
Small Cap Growth Fund
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
Security Type & Sector Classification	Assets	Value
Common Stocks:
Consumer Growth	21.9%	$24,616,263
Technology	19.6	22,031,650
Financial	17.0	19,061,972
Consumer Cyclical	14.4	16,236,491
Industrial	11.9	13,324,876
Basic Industry	6.9	7,697,791
Energy	6.5	7,356,165
Utility	1.4	1,624,004
Short-Term Investments	0.5	561,350
Liabilities in Excess of Other Assets	(0.1)	(81,795)

Net Assets	100.0%	$112,428,767

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

9

Bogle Investment Management
Small Cap Growth Fund
Portfolio of Investments
August 31, 2011

	Number
	of Shares	Value
Common Stocks—99.6%
Basic Industry—6.9%
AuRico Gold, Inc. *	106,783	$1,250,429
Aurizon Mines Ltd. *	164,022	1,030,058
Cabot Corp.	14,876	512,181
Endeavour Silver Corp. *	134,666	1,599,832
First Majestic Silver Corp. *	48,353	1,160,955
Huntsman Corp.	74,540	977,219
Mercer International, Inc. *	23,197	221,067
Rockwood Holdings, Inc. *	18,550	946,050

		7,697,791

Consumer Cyclical—14.4%
American Axle & Manufacturing Holdings, Inc. *	127,578	1,192,854
Ameristar Casinos, Inc.	44,956	839,328
Avis Budget Group, Inc. *	91,246	1,199,885
Coinstar, Inc. *	25,412	1,158,533
Goodyear Tire & Rubber Co., (The) * .	69,968	871,801
Group 1 Automotive, Inc.	26,340	1,099,695
Krispy Kreme Doughnuts, Inc. *	146,232	1,329,249
LoJack Corp. *	30,432	97,687
Melco Crown Entertainment Ltd., ADR *	95,355	1,239,615
Movado Group, Inc.	58,618	806,584
New York & Co., Inc. * .	81,647	285,765
Pantry, Inc., (The) *	81,093	1,013,663
Penn National Gaming, Inc. *	21,319	848,709
Standard Motor Products, Inc.	18,103	238,417
Susser Holdings Corp. *	37,919	800,091
Town Sports International Holdings, Inc. *	138,218	1,038,017
True Religion Apparel, Inc. *	35,358	1,078,419
Ulta Salon, Cosmetics & Fragrance, Inc. *	18,588	1,098,179

		16,236,491

Consumer Growth—21.9%
Arthrocare Corp. *	42,041	1,363,390
Bridgepoint Education, Inc. *	63,351	1,398,790
Centene Corp. *	21,021	670,360
Coca-Cola Bottling Co. Consolidated	1,580	88,480
Cooper Cos, Inc., (The)	13,260	998,080
Cosan Ltd., Class A	93,072	1,085,220
Dean Foods Co. *	121,967	1,053,795
Depomed, Inc. *	113,554	706,306
Dusa Pharmaceuticals, Inc. *	90,763	395,727
Elizabeth Arden, Inc. *	48,758	1,570,983
Herbalife Ltd.	22,354	1,247,353
Hi-Tech Pharmacal Co., Inc. *	20,441	572,552
Hill-Rom Holdings, Inc.	35,444	1,073,953
ISTA Pharmaceuticals, Inc. *	175,386	803,268
Jazz Pharmaceuticals, Inc. *	39,070	1,675,712
Lincoln Educational Services Corp.	90,269	887,344
Molina Healthcare, Inc. *	56,463	1,085,783
Omega Protein Corp. *	42,491	513,291
PerkinElmer, Inc.	49,967	1,142,745
Team Health Holdings, Inc. *	71,374	1,333,980
Transcept Pharmaceuticals, Inc. *	19,702	63,834
United Therapeutics Corp. *	25,959	1,120,131
Viropharma, Inc. *	72,786	1,441,891
WellCare Health Plans, Inc. *	30,833	1,413,076
Wright Medical Group, Inc. *	59,375	910,219

		24,616,263

Energy—6.5%
Callon Petroleum Co. *	72,203	415,167
CVR Energy, Inc.	55,827	1,589,395
Exterran Holdings, Inc. *	410	4,854
Helix Energy Solutions Group, Inc. *	81,690	1,379,744
Mitcham Industries, Inc. *	67,763	1,139,096
Petrobras Argentina SA, ADR	36,750	629,895
Stone Energy Corp. *	44,194	1,167,164
Superior Energy Services, Inc. *	29,186	1,030,850

		7,356,165

Financial—17.0%
Advance America Cash Advance Centers, Inc.	171,919	1,437,243
Aspen Insurance Holdings Ltd.	43,978	1,055,912
Banco Latinoamericano de Comercio Exterior SA, Class E	18,839	314,800
Banco Macro SA, ADR	19,515	528,466
The accompanying notes are an integral part of the financial statements.

10

Bogle Investment Management
Small Cap Growth Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Financial—(Continued)
BGC Partners, Inc., Class A	66,077	$434,126
Calamos Asset Management, Inc., Class A	90,161	1,062,998
CapitalSource, Inc.	105,818	671,944
Cardtronics, Inc. *	67,577	1,673,206
FBL Financial Group, Inc., Class A	7,427	216,646
First Republic Bank *	36,467	929,908
Grupo Financiero Galicia SA, ADR	99,304	1,181,718
Hanover Insurance Group, Inc., (The)	20,455	726,562
Hudson City Bancorp, Inc.	157,058	975,330
Interactive Brokers Group, Inc., Class A	83,115	1,247,556
Investment Technology Group, Inc. *	13,296	151,308
Janus Capital Group, Inc.	164,145	1,198,258
MB Financial, Inc.	65,238	1,063,379
MF Global Holdings Ltd. *	190,757	1,047,256
NASDAQ OMX Group, Inc., (The) *	38,510	912,302
Nelnet, Inc., Class A	50,363	966,970
Validus Holdings Ltd.	49,035	1,266,084

		19,061,972

Industrial—11.9%
AMERCO *	5,105	374,247
Consolidated Graphics, Inc. *	2,460	94,907
Fair Isaac Corp.	22,939	586,091
Federal-Mogul Corp. *	13,979	248,267
Gardner Denver, Inc.	12,366	974,317
Insperity, Inc.	42,112	1,048,589
Kadant, Inc. *	8,492	197,864
KEMET Corp. *	104,286	961,517
Kennametal, Inc.	28,255	1,041,479
Korn/Ferry International, Inc. *	66,538	1,081,908
LSB Industries, Inc. *	16,597	663,050
Navistar International Corp. *	22,899	948,019
Quality Distribution, Inc. *	79,062	966,138
Ryder System, Inc.	26,646	1,254,494
Sauer-Danfoss, Inc. *	27,587	1,192,586
Textron, Inc.	51,394	867,017
TriMas Corp. *	42,648	824,386

		13,324,876

Technology—19.6%
ACI Worldwide, Inc. *	46,081	1,378,283
Amkor Technology, Inc. *	244,060	1,061,661
ASM International N.V.	9,917	262,999
Brightpoint, Inc. *	100,811	960,729
Brocade Communications Systems, Inc. *	217,789	842,843
Cogo Group, Inc. *	42,835	114,369
Computer Programs & Systems, Inc.	17,906	1,268,103
Datalink Corp. *	117,809	1,020,226
Digimarc Corp. *	22,885	764,588
Exar Corp. *	23,664	143,404
Freescale Semiconductor Holdings Ltd. *	88,080	1,012,920
Fundtech Ltd.	6,188	105,072
HealthStream, Inc. *	82,740	1,026,803
Infospace, Inc. *	89,690	857,436
Keynote Systems, Inc.	51,612	1,240,236
KongZhong Corp., ADR *	73,410	316,397
Kulicke & Soffa Industries, Inc. *	134,847	1,173,169
LTX-Credence Corp. *	176,186	1,002,498
Magma Design Automation, Inc. *	73,473	373,978
Manhattan Associates, Inc. *	19,461	694,563
Marchex, Inc., Class B	47,817	481,039
Newport Corp. *	79,658	1,030,775
Nova Measuring Instruments Ltd. *	90,745	618,881
Orbotech Ltd. *	63,330	714,996
Silicon Motion Technology Corp., ADR *	122,670	1,318,703
Tekelec *	54,315	391,068
TeleNav, Inc. *	57,865	535,251
United Online, Inc.	198,111	1,073,762
Xyratex Ltd.	28,776	246,898

		22,031,650

The accompanying notes are an integral part of the financial statements.

11

Bogle Investment Management
Small Cap Growth Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Utility—1.4%
Laclede Group, Inc., (The)	9,338	$370,719
Pampa Energia SA, SP ADR .	3,502	43,600
Telephone & Data Systems, Inc.	47,198	1,209,685

		1,624,004

TOTAL COMMON STOCKS (Cost $114,586,652)		111,949,212

Short-Term Investments—0.5%
BofA Cash Reserves Fund	561,350	561,350

TOTAL SHORT-TERM INVESTMENTS (Cost $561,350)		561,350

Total Investments—100.1% (Cost $115,148,002)		112,510,562

Liabilities in Excess of Other
Assets—(0.1)%		(81,795)

Net Assets—100.0%		$112,428,767

* Non-income producing.

ADR — American Depositary Receipt.

SP ADR — Sponsored American Depositary Receipt.
The accompanying notes are an integral part of the financial statements.

12

Bogle Investment Management
Small Cap Growth Fund
Statement of Assets and Liabilities
August 31, 2011

ASSETS
Investments, at value (cost $115,148,002)	$112,510,562
Receivables for:
Investments sold	2,047,300
Capital shares sold	113,960
Dividends and interest	109,780
Prepaid expenses and other assets	17,864

Total assets	114,799,466

LIABILITIES
Payables for:
Investments purchased	2,077,501
Capital shares redeemed	144,722
Investment advisory fees and shareholder servicing fees	84,940
Directors’ and officers’ fees	1,419
Other accrued expenses and liabilities	62,117

Total liabilities	2,370,699

Net assets	$112,428,767

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$5,856
Paid-in capital	155,407,888
Accumulated net realized loss from investments	(40,347,537)
Net unrealized depreciation on investments	(2,637,440)

Net assets	$112,428,767

INSTITUTIONAL CLASS
Net assets	$38,273,857

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,974,525

Net asset value, offering and redemption price per share	$19.38

INVESTOR CLASS
Net assets	$74,154,910

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,881,766

Net asset value, offering and redemption price per share	$19.10

The accompanying notes are an integral part of the financial statements.

13

Bogle Investment Management
Small Cap Growth Fund
Statement of Operations
For the Year Ended August 31, 2011

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $10,626)	$875,542

Total investment income	875,542

EXPENSES
Advisory fees	1,142,712
Administration and accounting fees	164,761
Transfer agent fees	146,389
Shareholder servicing fees	72,390
Professional fees	45,826
Custodian fees	39,509
Registration and filing fees	34,429
Printing and shareholder reporting fees	21,780
Chief compliance officer fees	13,647
Directors’ and officers’ fees	11,950
Insurance fees	7,510
Other expenses	18,144

Total expenses before waivers	1,719,047
Less: waivers	(218,267)

Net expenses after waivers	1,500,780

Net investment loss	(625,238)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain from investments	26,119,149
Net change in unrealized depreciation on investments	(2,182,920)

Net realized and unrealized gain from investments	23,936,229

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,310,991

The accompanying notes are an integral part of the financial statements.

14

Bogle Investment Management
Small Cap Growth Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase/(Decrease) in Net Assets From Operations:
Net investment loss	$(625,238)	$(486,243)
Net realized gain from investments	26,119,149	19,623,580
Net change in unrealized depreciation on investments	(2,182,920)	(14,010,093)

Net increase in net assets resulting from operations	23,310,991	5,127,244

Increase/(Decrease) In Net Assets Derived From Capital Transactions:
Institutional Class
Proceeds from shares sold	12,173,186	8,195,988
Distributions for shares redeemed	(15,808,392)	(13,976,421)

Total Institutional Class	(3,635,206)	(5,780,433)
Investor Class
Proceeds from shares sold	34,121,969	5,494,728
Distributions for shares redeemed	(21,529,000)	(13,630,981)

Total Investor Class	12,592,969	(8,136,253)

Net increase/(decrease) in net assets from capital share transactions	8,957,763	(13,916,686)

Total increase/(decrease) in net assets	32,268,754	(8,789,442)

Net Assets
Beginning of year	80,160,013	88,949,455

End of year	$112,428,767	$80,160,013

The accompanying notes are an integral part of the financial statements.

15

Bogle Investment Management
Small Cap Growth Fund
Statements of Changes in Net Assets (Concluded)

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase/(Decrease) In Shares Outstanding Derived From Share Transactions:
Institutional Class
Shares sold	593,748	519,898
Shares redeemed	(760,717)	(912,854)

Total Institutional Class	(166,969)	(392,956)

Investor Class
Shares sold	1,643,437	360,412
Shares redeemed	(1,077,424)	(895,346)

Total Investor Class	566,013	(534,934)

Total increase/(decrease) in shares outstanding derived from share transactions	399,044	(927,890)

The accompanying notes are an integral part of the financial statements.

16

Bogle Investment Management
Small Cap Growth Fund
Financial Highlights
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

	Institutional Class
	For The	For The	For The	For The	For The
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
Per Share Operating Performance
Net asset value, beginning of year	$14.81	$14.03	$17.35	$24.61	$27.74

Net investment loss*	(0.10)	(0.07)	(0.05)	(0.13)	(0.08)
Net realized and unrealized gain/(loss) from investments	4.67	0.85	(3.27)	(3.99)	2.74
Net increase/(decrease) in net assets resulting from operations	4.57	0.78	(3.32)	(4.12)	2.66

Distributions to shareholders from:
Net realized capital gains	—	—	—	(3.14)	(5.79)

Net asset value, end of year	$19.38	$14.81	$14.03	$17.35	$24.61

Total investment return(1)	30.86%	5.56%	(19.08)%	(19.33)%	10.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$38,274	$31,714	$35,571	$84,546	$197,415
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements	1.44%	1.51%	1.57%	1.44%	1.43%
Ratio of net investment loss to average net assets	(0.48)%	(0.48)%	(0.44)%	(0.64)%	(0.30)%
Portfolio turnover rate	302.71%	196.03%	159.14%	162.10%	142.45%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
The accompanying notes are an integral part of the financial statements.

17

Bogle Investment Management
Small Cap Growth Fund
Financial Highlights
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.

	Investor Class
	For The	For The	For The	For The	For The
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	8/31/11	8/31/10	8/31/09	8/31/08	8/31/07
Per Share Operating Performance
Net asset value, beginning of year	$14.61	$13.86	$17.14	$24.38	$27.56

Net investment loss*	(0.12)	(0.09)	(0.06)	(0.14)	(0.10)
Net realized and unrealized gain/(loss) from investments	4.61	0.84	(3.22)	(3.96)	2.71

Net increase/(decrease) in net assets resulting from operations	4.49	0.75	(3.28)	(4.10)	2.61

Distributions to shareholders from:
Net realized capital gains	—	—	—	(3.14)	(5.79)

Net asset value, end of year	$19.10	$14.61	$13.86	$17.14	$24.38

Total investment return(1)	30.73%	5.41%	(19.14)%	(19.45)%	10.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$74,155	$48,446	$53,379	$82,477	$135,752
Ratio of expenses to average net assets with waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.54%	1.62%	1.67%	1.54%	1.53%
Ratio of net investment loss to average net assets	(0.58)%	(0.58)%	(0.56)%	(0.74)%	(0.40)%
Portfolio turnover rate	302.71%	196.03%	159.14%	162.10%	142.45%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
The accompanying notes are an integral part of the financial statements.

18

Bogle Investment Management
Small Cap Growth Fund
Notes to Financial Statements
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.
     Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

19

Bogle Investment Management
Small Cap Growth Fund
Notes to Financial Statements (continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Fund’s net assets carried at fair value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value At	Quoted	Observable	Observable
	August 31, 2011	Price	Inputs	Inputs
Total Investments*	$112,510,562	$112,510,562	$—	$—

*	See Portfolio of Investments detail for security type and sector classification breakout.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
     Use Of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
Investment Transactions, Investment Income And Expenses — The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund’s net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund

20

Bogle Investment Management
Small Cap Growth Fund
Notes To Financial Statements (Continued)
family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.
     Dividends and Distributions To Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States (“U.S. GAAP”).
     U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     Cash and Cash Equivalents — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
2. Investment Adviser and Other Services
     Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets.
     The Adviser has contractually agreed to limit the Fund’s total operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) through December 31, 2011 to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund’s Institutional Class and 1.35% of the average daily net assets of the Fund’s Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2011, investment advisory fees and waivers of the Fund were as follows:

21

Bogle Investment Management
Small Cap Growth Fund
Notes to Financial Statements (Continued)

Gross		Net
Advisory Fees	Waivers	Advisory Fees
$1,142,712	$(203,983)	$938,729
     The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.
     In addition to serving as the Fund’s investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2011, administration and accounting fees and waivers of the Fund were as follows:

Gross Administration		Net Administration
and Accounting		And Accounting
Fees	Waivers	Fees
$164,761	$(14,284)	$150,477
     For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.
     In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     BNY Mellon Distributors Inc. serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.
     The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year

22

Bogle Investment Management
Small Cap Growth Fund
Notes to Financial Statements (Continued)
ended August 31, 2011 was $12,159. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Investment Securities
Purchases	Sales
$349,803,715	$341,539,236
5. Capital Share Transactions
     As of August 31, 2011, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.
6. Federal Income Tax Information
     The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$116,289,305	$8,353,238	$(12,131,981)	$(3,778,743)
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

23

Bogle Investment Management
Small Cap Growth Fund
Notes to Financial Statements (Continued)
     The following permanent differences as of August 31, 2011, primarily attributable to a net operating loss and investments in passive foreign investment companies, were reclassified to the following accounts:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(Loss)	Gain/(Loss)	Capital
$625,238	$(45)	$(625,193)
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.
     There were no dividends or distributions paid during the fiscal year ended August 31, 2011. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     As of August 31, 2011, the Fund had a capital loss carryforward of $39,206,234 available to offset future capital gains. This capital loss carryforward will expire as follows:

August 31, 2018	$26,317,731
August 31, 2017	$12,888,503
     During the year ended August 31, 2011, the Fund utilized $26,340,939 of capital loss carryforwards to offset capital gain.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Fund did not incur a net post-October capital loss.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.
7. New Accounting Pronouncement
     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRSs. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs

24

Bogle Investment Management
Small Cap Growth Fund
Notes To Financial Statements (Concluded)
used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
8. Subsequent Event
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

Bogle Investment Management
Small Cap Growth Fund
Report of Independent Registered Public Accounting Firm
To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bogle Investment Management Small Cap Growth Fund:
     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 27, 2011

26

Bogle Investment Management
Small Cap Growth Fund
Shareholder Tax Information
(Unaudited)
     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund’s shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2011, the Fund did not pay any ordinary income dividends or long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

Bogle Investment Management
Small Cap Growth Fund
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreement
     As required by the Investment Company Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. (“Lipper”) comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

28

Bogle Investment Management
Small Cap Growth Fund
Other Information (concluded)
(Unaudited)
     As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services had been acceptable.
     The Directors also considered the investment performance of the Fund and Bogle. Information on the Fund’s investment performance was provided for one, two, three, four and five year periods. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors noted that the performance of the Fund was better than its peer group median for the one and two year periods.
     The Board of Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that although the contractual advisory fees of the Fund were higher than the peer group median, the actual advisory fees of the Fund and the actual total expenses of the Fund were both lower than the peer group median. The Directors also noted Bogle’s commitment to shareholders to limit the asset base of the Fund in an effort to maximize long-term returns for its shareholders. In addition, the Directors noted that Bogle has contractually agreed to limit total annual operating expenses to agreed upon levels for each class of the Fund through at least December 31, 2011 and that Bogle expects to continue these fee waivers and expense reimbursements.
     After reviewing the information regarding Bogle’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012.

29

Bogle Investment Management
Small Cap Growth Fund
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organiza- tions from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund (registered investment company); Independence Blue Cross; IntriCon Corporation (body worn device company).

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired	16	None

Arnold M. Reichman 103 Bellevue Parkway	Chairman	2005 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None
Wilmington, DE 19809 DOB: 5/48	Director	1991 to present

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

30

Bogle Investment Management
Small Cap Growth Fund
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
DISINTERESTED DIRECTORS

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (for- merly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset man- agement). The SPARX Asia Funds (registered investment company) (until September 2009).

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

31

Bogle Investment Management
Small Cap Growth Fund
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in	Other
		Term of Office		Fund Complex	Directorships
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
INTERESTED DIRECTORS [2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and com- munications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommu- nications companies).

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company) (until December 2009).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the Investment Company Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”) . PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

32

Bogle Investment Management
Small Cap Growth Fund
Fund Management (Concluded)
(Unaudited)

Number of
				Portfolios in	Other
		Term of Office		Fund Complex	Directorships
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103-6996 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

33

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Counsel
Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103-6996
Bogle
Investment
Management
Small Cap
Growth Fund
of THE RBB FUND, INC.
Annual Report
August 31, 2011
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

FREE MARKET FUNDS
Annual Investment Adviser’s Report
August 31, 2011
(Unaudited)
Dear Fellow Shareholder,
     Financial markets over the past year experienced significant positive returns. However, they turned south over the past couple of months, with August seeing large swings. Although no one should have been too surprised that the expected downgrade of America’s credit rating finally happened, the stock market plummeted after Standard and Poor’s made the announcement. Many undisciplined investors sought out “safer” investment options in the face of a volatile market; there was a run on U.S. Treasury bonds. Although experts expected the yields to remain the same or rise slightly in the face of the credit-rating downgrade, the yields on 10-year notes actually fell. Despite all the doom and gloom rhetoric, the disciplined and diversified investor still did well for the 12 months ended August 31, 2011.
     The Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (together, the “Funds”) had returns of 20.11%, 11.60% and 2.06%, respectively, for the twelve months ended August 31, 2011. This compared with a gain of 18.50% for the Standard & Poor’s 500® stock Index, a return of 22.16% for the Russell 2500® Index, a gain of 10.73% for the MSCI World Index (excluding U.S.), and a total return of 1.26% for the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, all unmanaged indices.
     The period continued to be volatile for equity markets as worries persist about the possibility of a double-dip recession. High unemployment levels, combined with continued government interference and spending, seem to be muting the growth of the US economy. In addition, the uncertainty associated with European banks and the sovereign debt problems continue to wreak havoc on investor’s mindset.
     Despite these short-term crosscurrents, seasoned investors, like Free Market Fund shareholders, who have stayed disciplined and diversified, experienced positive returns for the past twelve-month period. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets’ day-to-day ups and downs don’t seem as threatening.
     Matson Money strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.
     Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.
     The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.
     We appreciate your support and confidence in our firm’s investment philosophy, process and people. As always, we also appreciate your continued investment towards your long term goals.
Thank you for investing with Matson Money, Inc.

Mark E Matson
President and Chief Executive Officer
Matson Money, Inc.

1

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2011
(Unaudited)
Free Market US Equity Fund—Investment Review
     The twelve-month period ended August 31, 2011 proved rewarding for investors, even though the global economy and financial markets experienced a lot of volatility. The U.S. economic recovery, which started in the third quarter of 2009, has slowed significantly. Stronger economic conditions earlier in the period gave way to uncertainty. There were continued concerns in reaction to troubles in the European Union (EU), as well as disaster in Japan caused by an earthquake and resulting tsunami. Here in the U.S., employment news and uncertainty with regard to financial reforms and budget deficits teamed to muzzle a stronger economic recovery, not to mention the downgrading of U.S. government debt and a feuding government (politics added an element of uncertainty that was previously not a major concern for investors). Nobody knows where the stock market will go from here, particularly in the short term. However, the magnitude and speed of the stock market’s recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad U.S. market, as measured by the Russell 3000® Index, were 19.30%. Asset class returns ranged from 18.50% for S&P 500® Index (U.S. large cap) to 22.19% for the Russell 2000® Index (U.S. small cap). Despite the volatility for the twelve months ended August 31, 2011, all asset classes experienced positive returns for the period and companies are showing revenue growth, improved efficiency and margins, and robust earnings.
     For the twelve-months ended August 31, 2011, the Free Market U.S. Equity Fund (the “Fund”) provided a total return of 20.11%. This compares with a return of 22.16% for the Fund’s benchmark, the Russell 2500® Index.
     Nevertheless, as a result of the Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks, which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.
     U.S. small company stocks performed better than large company stocks. The Russell 2000® Index has returned 22.19% from September 1, 2010 through August 31, 2011, while the S&P 500® Index was up 18.50%. Furthermore, for the same time period, the Russell 2000 Value® Index was up 16.86% and the Russell 1000 Value® Index, returned 14.37%.
     In summary, U.S. small company stocks performed better than large company stocks and helped to bring returns up. Furthermore, U.S. small value stocks did slightly worse than U.S. small growth stocks, which also contributed to returns of the Fund. The same is true for U.S. large value which was outperformed by U.S. large growth.
     Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND
Annual Investment Adviser’s Report (Continued)
August 31, 2011 (Unaudited)
Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%.
Total Returns for the Period Ended August 31, 2011

		Average Annual
			Since
	1 Year	3 Years	Inception*
Free Market U.S. Equity Fund	20.11%	0.92%	1.54%
Russell 2500® Index	22.16%	2.58%	0.74%
Composite Index	18.06%	-0.14%	-2.01%

*	Annualized — The Fund commenced operations on December 31, 2007.
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.01% (included in the ratio is 0.34%, attributable to Acquired Fund fees and expenses).
The Fund’s aggregate total return since inception is based on a increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.33 per share on August 31, 2011.
Portfolio composition is subject to change.
The Free Market U.S. Equity Fund’s underlying fund’s invest in small-cap and micro-cap stocks, large-cap and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

3

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2011
(Unaudited)
Free Market International Equity Fund—Investment Review
     The remarkable rally that started in March 2009 was initially disrupted by the emergence of a severe Greek debt crisis but continued for the start of the twelve-month period ended August 31, 2011. In Europe, interest rates and credit default swaps began to spike higher in the European peripheral countries as investors began to doubt Greece’s ability to meet their upcoming funding needs. S&P lowered the sovereign debt ratings in Portugal and Ireland, effectively shutting them out of the capital markets. In July, the European Central Bank announced a second bailout package through the European Financial Stability Facility (EFSF). Losses accelerated late in the spring as the news emerged. Efforts to control inflation in emerging market countries enhanced worries about the global economy. Rising tensions in the Middle East and Africa elevated geopolitical risk. U.S. financial and government efforts, on top of recent S&P debt downgrade, seemed to be shifting the ground under investors’ feet. A massive earthquake and resulting tsunami in Japan also weighed on investor sentiment and generated uncertainty about local economies. The correction that ensued was widespread and affected virtually all global market sectors. Markets outside the U.S. posted slightly better results despite all of the doom and gloom.
     For the twelve months ended August 31, 2011, the Free Market International Equity Fund (the “Fund”) provided a total return of 11.60%. This compares with a return of 10.73% for the Fund’s benchmark, the MSCI World (excluding U.S.) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the Fund’s tilt towards small as well as exposure to small value.
     Nevertheless, as a result of the Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks, which the underlying funds held. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.
     International Large Company Stocks fared worse than International Small Company Stocks. The MSCI EAFE Index (net of dividends) has returned 10.01% from September 1, 2010 through August 31, 2011, while the MSCI EAFE Small Cap Index (net of dividends) was up 17.44%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) increased 6.79% verses MSCI EAFE Small Cap Value Index at 13.73% and the MSCI Emerging Markets Index (net of dividends) rose 9.40%.
     In summary, factors that helped lift the Fund’s return over the benchmark included international small company stocks as well as international small cap value. While international large company and international large value asset classes pulled the Fund’s performance lower. The Fund’s increased exposure, when compared to the MSCI World (excluding U.S.) Index, to small and emerging markets’ companies contributed to the Fund’s higher return.
     Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND
Annual Investment Adviser’s Report (Continued)
August 31, 2011 (Unaudited)
Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%.
Total Returns for the Period Ended August 31, 2011

		Average Annual
			Since
	1 Year	3 Years	Inception*
Free Market International Equity Fund	11.60%	1.28%	-2.26%
MSCI World (excluding U.S.) Index	10.73%	-2.52%	-6.72%
Composite Index	11.04%	0.49%	-5.19%

*	Annualized — The Fund commenced operations on December 31, 2007.
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.21% (included in the ratio is 0.53%, attributable to Acquired Fund fees and expenses).
The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.78 per share on August 31, 2011.
Portfolio composition is subject to change.
The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund expenses.

5

FREE MARKET FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2011 (Unaudited)
Free Market Fixed Income Fund—Investment Review
     Several of the events that affected the equity markets, i.e. a U.S. government debt credit rating drop and European debt problems, caused a flight to quality late in the period which ushered in relatively flat returns for fixed-income investors. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 4.62% total return for the twelve-month period ended August 31, 2011. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned 0.15%. Early in the year when investors were more confident in economic recovery, high yield bonds did well. When conditions turned, investors turned to the investment-grade government universe, pushing down high yield returns. Inflation protected securities produced the strongest returns for the period. Short-term U.S. government issues lagged longer-term maturities. Outside the U.S., emerging market bonds fared considerably better than developed market bonds, which were hampered in the wake of the Greek financial crisis.
     The Free Market Fixed Income Fund (the “Fund”) focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve months ended August 31, 2011, the Fund provided a total return of 2.06%. This compares with a return of 1.26% for the fund’s benchmark, the Citigroup World Government Bond 1 — 5 Year Currency Hedged US Dollar Index.
     High quality bonds/fixed income markets have provided a positive return for the period September 1, 2010 through August 31, 2011. The Fund performed slightly better than its benchmark for the period and performed as expected. A contributing factor to the performance of the Fund compared to the benchmark was the Fund’s slightly lower exposure to certain foreign fixed income markets, which experienced some set-backs during the period.

6

FREE MARKET FUNDS
FREE MARKET FIXED INCOME FUND
Annual Investment Adviser’s Report (Concluded)
August 31, 2011 (Unaudited)
Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index
The chart assumes a hypothetical $10,000 initial minimum investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year U.S. Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%.
Total Returns for the Period Ended August 31, 2011

		Average Annual
	1 Year	3 Years	Since Inception*
Free Market Fixed Income Fund	2.06%	3.54%	3.06%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	1.26%	3.46%	3.45%
Composite Index	2.66%	4.16%	4.08%

*	Annualized — The Fund commenced operations on December 31, 2007.
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.90% (included in the ratio is 0.22%, attributable to Acquired Fund fees and expenses).
The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.48 per share on August 31, 2011.
Portfolio composition is subject to change.
The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets and bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund expenses.

7

FREE MARKET FUNDS
Fund Expense Examples
(Unaudited)
     As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
     These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$879.90	$3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.94	3.27

	Free Market International Equity Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$880.60	$3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.84	3.37

8

FREE MARKET FUNDS
Fund Expense Examples (Concluded)
(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$1,028.20	$3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.89	3.32

*	Expenses are equal to an annualized six-month expense ratio of 0.64% for the Free Market U.S. Equity Fund, 0.66% for the Free Market International Equity Fund and 0.65% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in their current prospectuses, were as follows:

Free Market U.S.	Free Market International	Free Market Fixed
Equity Fund	Equity Fund	Income Fund
0.02%-0.13%	0.01%-0.28%	0.01%-0.07%
     Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of -12.01% for the Free Market U.S. Equity Fund, -11.94% for the Free Market International Equity Fund and 2.82% for the Free Market Fixed Income Fund.

9

FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND
Portfolio of Investments
August 31, 2011

	Number of
	Shares	Value
EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	14,065,694	$203,952,569
U.S. Large Company Portfolio(a)	10,487,937	101,208,590
U.S. Micro Cap Portfolio(b)	7,898,841	101,500,112
U.S. Small Cap Portfolio(b)	5,037,535	101,204,076
U.S. Small Cap Value Portfolio(b)	7,323,383	170,268,655

TOTAL EQUITY FUNDS (Cost $596,264,560)		678,134,002

TOTAL INVESTMENTS — 99.9% (Cost $596,264,560)		678,134,002

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,013,264

NET ASSETS — 100.0%		$679,147,266

Portfolio Holdings Summary Table
(Unaudited)

	% of Net
	Assets	Value
Equity Funds	99.9%	$678,134,002
Other Assets In Excess of Liabilities	0.1%	1,013,264

NET ASSETS	100.0%	$679,147,266

(a)	A portfolio of Dimensional Investment Group Inc.

(b)	A portfolio of DFA Investment Dimensions Group Inc.
Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND
Portfolio of Investments
August 31, 2011

	Number of
	Shares	Value
INTERNATIONAL EQUITY FUNDS — 99.8%
Asia Pacific Small Company Portfolio(a)	424,927	$10,444,709
Continental Small Company Portfolio(a)	1,392,388	21,944,036
DFA International Small Cap Value Portfolio(a)	13,163,252	206,663,056
DFA International Value Portfolio III(b)	10,112,802	154,422,488
Emerging Markets Portfolio(a)	967,905	27,265,884
Emerging Markets Small Cap Portfolio(a)	1,151,350	25,203,062
Emerging Markets Value Portfolio(a)	803,730	25,325,522
Japanese Small Company Portfolio(a)	667,919	10,793,578
Large Cap International Portfolio(a)	1,376,579	25,411,646
United Kingdom Small Company Portfolio(a)	323,772	7,715,490

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $493,829,735)		515,189,471

TOTAL INVESTMENTS — 99.8% (Cost $493,829,735)		515,189,471

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		883,048

NET ASSETS — 100.0%		$516,072,519

Portfolio Holdings Summary Table
(Unaudited)

	% of Net
	Assets	Value
International Equity Funds	99.8%	$515,189,471
Other Assets In Excess of Liabilities	0.2%	883,048

NET ASSETS	100.0%	$516,072,519

(a)	A portfolio of DFA Investment Dimensions Group Inc.

(b)	A portfolio of Dimensional Investment Group Inc.
Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS
FREE MARKET FIXED INCOME FUND
Portfolio of Investments
August 31, 2011

	Number of
	Shares	Value
FIXED INCOME FUNDS — 99.4%
DFA Five-Year Global Fixed Income Portfolio(a)	16,617,851	$190,108,211
DFA Inflation-Protected Securities Portfolio(a)	3,082,360	38,005,501
DFA Intermediate Government Fixed Income Portfolio(a)	7,044,998	91,303,173
DFA One-Year Fixed Income Portfolio(a)	18,020,630	186,693,728
DFA Short-Term Government Portfolio(a)	5,514,733	60,827,503
DFA Two-Year Global Fixed Income Portfolio(a)	18,585,984	190,320,480

TOTAL FIXED INCOME FUNDS (Cost $740,991,199)		757,258,596

TOTAL INVESTMENTS — 99.4% (Cost $740,991,199)		757,258,596

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		4,424,268

NET ASSETS — 100.0%		$761,682,864

Portfolio Holdings Summary Table
(Unaudited)

	% of Net
	Assets	Value
Fixed Income Funds	99.4%	$757,258,596
Other Assets In Excess of Liabilities	0.6%	4,424,268

NET ASSETS	100.0%	$761,682,864

(a)	A portfolio of DFA Investment Dimensions Group Inc.
Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS
Statements of Assets and Liabilities
August 31, 2011

	Free Market	Free Market	Free Market
	U.S. Equity	International	Fixed Income
	Fund	Equity Fund	Fund
ASSETS
Investments in non-affiliated funds, at value †	$678,134,002	$515,189,471	$757,258,596
Cash and cash equivalents	1,422,313	1,173,914	4,696,016
Receivables
Receivable for capital shares sold	919,279	651,043	1,468,895
Dividends and interest receivable	424	282	18
Prepaid expenses and other assets	12,642	11,075	11,604

Total assets	680,488,660	517,025,785	763,435,129

LIABILITIES
Payables
Investments purchased	875,000	600,000	985,072
Capital shares redeemed	61,909	40,461	337,401
Investment adviser	274,115	211,550	318,907
Administration and accounting fees	69,742	44,652	49,881
Other accrued expenses and liabilities	60,628	56,603	61,004

Total liabilities	1,341,394	953,266	1,752,265

Net Assets	$679,147,266	$516,072,519	$761,682,864

NET ASSETS CONSISTS OF
Par value	$65,755	$58,774	$72,650
Paid-in capital	595,697,197	489,047,609	745,475,645
Undistributed / accumulated net investment income (loss)	—	5,019,548	—
Accumulated net realized gain/(loss) from investments	1,514,872	586,852	(132,828)
Net unrealized appreciation on investments	81,869,442	21,359,736	16,267,397

Net Assets	$679,147,266	$516,072,519	$761,682,864

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	65,755,204	58,774,429	72,649,848

Net asset value, offering and redemption price per share	$10.33	$8.78	$10.48

† Investment in non-affiliated funds, at cost	$596,264,560	$493,829,735	$740,991,199

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS
Statements of Operations
For the Year Ended August 31, 2011

	Free Market	Free Market	Free Market
	U.S. Equity	International	Fixed Income
	Fund	Equity Fund	Fund
Investment Income
Dividends from non-affiliated funds	$7,983,538	$11,398,596	$10,241,066
Interest from non-affiliated funds	295	267	317

Total investment income	7,983,833	11,398,863	10,241,383

Expenses
Advisory fees (Note 2)	3,343,605	2,451,731	2,883,895
Administration and accounting fees (Note 2)	688,910	543,301	615,402
Professional fees	93,133	76,179	87,261
Directors’ and officers’ fees	83,890	65,110	72,270
Printing and shareholder reporting fees	20,108	19,678	19,660
Transfer agent fees (Note 2)	14,897	14,933	13,559
Custodian fees (Note 2)	7,341	11,343	17,602
Other expenses	57,600	52,447	52,790

Total expenses	4,309,484	3,234,722	3,762,439

Net investment income	3,674,349	8,164,141	6,478,944

Net realized and unrealized gain from investments
Net realized gain from:
Non-affiliated funds	4,874,845	33,774	47,276
Capital gain distributions from non-affiliated fund Investments	—	6,117,170	4,662,502
Net change in unrealized appreciation on:
Non-affiliated funds	87,491,919	20,204,625	3,845,111

Net realized and unrealized gain from investments	92,366,764	26,355,569	8,554,889

Net increase in net assets resulting from operations	$96,041,113	$34,519,710	$15,033,833

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income	$3,674,349	$946,302
Net realized gain/(loss) from investments	4,874,845	(1,664,650)
Net change in unrealized appreciation from investments	87,491,919	12,498,101

Net increase in net assets resulting from operations	96,041,113	11,779,753

Dividends and distributions to shareholders from:
Net investment income	(3,793,406)	(1,601,122)
Net realized capital gains	(18,737)	—
Return of capital	—	(327,363)

Net decrease in net assets from dividends and distributions to shareholders	(3,812,143)	(1,928,485)

Capital share transactions:
Proceeds from shares sold	244,842,046	239,392,683
Reinvestment of distributions	3,812,143	1,928,485
Shares redeemed	(146,926,884)	(78,085,179)

Net increase in net assets from capital shares	101,727,305	163,235,989

Total increase in net assets	193,956,275	173,087,257

Net assets:
Beginning of year	485,190,991	312,103,734

End of year	$679,147,266	$485,190,991

Capital share transactions:
Shares sold	22,421,680	26,371,487
Shares reinvested	345,930	216,684
Shares redeemed	(13,118,352)	(8,483,879)

Total share transactions	9,649,258	18,104,292

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income	$8,164,141	$4,041,960
Net realized gain/(loss) from investments	6,150,944	(4,118,689)
Net change in unrealized appreciation from investments	20,204,625	148,229

Net increase in net assets resulting from operations	34,519,710	71,500

Dividends and distributions to shareholders from:
Net investment income	(6,163,601)	(3,144,188)
Net realized capital gains	—	(1,183,603)

Net decrease in net assets from dividends and distributions to shareholders	(6,163,601)	(4,327,791)

Capital share transactions:
Proceeds from shares sold	190,010,433	177,149,715
Reinvestment of distributions	6,163,601	4,327,791
Shares redeemed	(73,922,823)	(70,388,120)

Net increase in net assets from capital shares	122,251,211	111,089,386

Total increase in net assets	150,607,320	106,833,095

Net assets:
Beginning of year	365,465,199	258,632,104

End of year	$516,072,519	$365,465,199

Undistributed net investment income, end of year	$5,019,548	$2,896,870

Capital share transactions:
Shares sold	20,004,784	21,412,066
Shares reinvested	643,382	517,060
Shares redeemed	(7,712,072)	(8,352,036)

Total share transactions	12,936,094	13,577,090

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase in net assets from operations:
Net investment income	$6,478,944	$4,452,311
Net realized gain from investments	4,709,778	577,583
Net change in unrealized appreciation from investments	3,845,111	9,412,700

Net increase in net assets resulting from operations	15,033,833	14,442,594

Dividends and distributions to shareholders from:
Net investment income	(11,170,911)	(6,051,846)
Net realized capital gains	(232,406)	(1,159,271)
Return of capital	(611,392)	—

Net decrease in net assets from dividends and distributions to shareholders	(12,014,709)	(7,211,117)

Capital share transactions:
Proceeds from shares sold	368,657,981	288,483,371
Reinvestment of distributions	12,014,709	7,211,117
Shares redeemed	(81,290,712)	(53,751,044)

Net increase in net assets from capital shares	299,381,978	241,943,444

Total increase in net assets	302,401,102	249,174,921

Net assets:
Beginning of year	459,281,762	210,106,841

End of year	$761,682,864	$459,281,762

Capital share transactions:
Shares sold	35,572,514	27,950,700
Shares reinvested	1,164,681	707,254
Shares redeemed	(7,835,973)	(5,205,656)

Total share transactions	28,901,222	23,452,298

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND
Financial Highlights
     Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

				For the Period
	For the Year	For the Year	For the Year	December 31, 2007(1)
	Ended	Ended	Ended	Through
	August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.65	$8.21	$10.29	$10.00

Net investment income	0.06 (2)	0.02 (2)	0.10 (2)	—	(3)
Net realized and unrealized gain/(loss) on investments	1.68	0.46	(2.09)	0.29

Net increase/(decrease) in net assets resulting from operations	1.74	0.48	(1.99)	0.29

Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.09)	—
Net realized capital gains	— (4)	—	—	—
Tax return of capital	—	(0.01)	—	—

Total dividends and distributions to shareholders	(0.06)	(0.04)	(0.09)	—

Net asset value, end of period	$10.33	$8.65	$8.21	$10.29

Total investment return(5)	20.11%	5.88%	(19.19)%	2.90	%(6)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$679,147	$485,191	$312,104	$187,039
Ratio of expenses to average net assets(7)	0.64%	0.67%	0.72%	0.84	%(8)
Ratio of net investment income to average net assets(7)	0.55%	0.22%	1.37%	0.02	%(8)
Portfolio turnover rate	9%	3%	1%	0	%(6)

(1)	Commencement of operations.

(2)	The selected per share data was calculated using the average shares outstanding method for the period.

(3)	Amount less than $0.005 per share.

(4)	Amount less than $(0.005) per share.

(5)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Not annualized.

(7)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(8)	Annualized.
The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS
FREE MARKET INTERNATIONAL EQUITY FUND
Financial Highlights
     Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

				For the Period
	For the Year	For the Year	For the Year	December 31, 2007(1)
	Ended	Ended	Ended	Through
	August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$7.97	$8.02	$8.85	$10.00

Net investment income	0.16 (2)	0.11 (2)	0.13 (2)	0.08
Net realized and unrealized gain/(loss) on Investments	0.78	(0.04)	(0.85)	(1.23)

Net increase/(decrease) in net assets resulting from operations	0.94	0.07	(0.72)	(1.15)

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.09)	(0.11)	—
Net realized capital gains	—	(0.03)	—	—

Total dividends and distributions to shareholders	(0.13)	(0.12)	(0.11)	—

Net asset value, end of period	$8.78	$7.97	$8.02	$8.85

Total investment return(3)	11.60%	0.86%	(7.71)%	(11.50	)%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$516,073	$365,465	$258,632	$130,821
Ratio of expenses to average net assets(5)	0.66%	0.68%	0.73%	0.92	%(6)
Ratio of net investment income to average net assets(5)	1.66%	1.29%	2.01%	2.94	%(6)
Portfolio turnover rate	4%	8%	2%	0	%(4)

(1)	Commencement of operations.

(2)	The selected per share data was calculated using the average shares outstanding method for the period.

(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(6)	Annualized.
The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS
FREE MARKET FIXED INCOME FUND
Financial Highlights
     Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

				For the Period
	For the Year	For the Year	For the Year	December 31, 2007(1)
	Ended	Ended	Ended	Through
	August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.35	$10.04	$10.00

Net investment income	0.12 (2)	0.13 (2)	0.21 (2)	0.02
Net realized and unrealized gain on investments	0.09	0.27	0.25	0.04

Net increase in net assets resulting from operations	0.21	0.40	0.46	0.06

Dividends and distributions to shareholders from:
Net investment income	(0.22)	(0.21)	(0.15)	(0.02)
Net realized capital gains	— (3)	(0.04)	—	—
Tax return of capital	(0.01)	—	—	—	(3)

Total dividends and distributions to shareholders	(0.23)	(0.25)	(0.15)	(0.02)

Net asset value, end of period	$10.48	$10.50	$10.35	$10.04

Total investment return(4)	2.06%	3.96%	4.62%	0.61	%(5)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$761,683	$459,282	$210,107	$128,982
Ratio of expenses to average net assets(6)	0.65%	0.68%	0.75%	0.97	%(7)
Ratio of net investment income to average net assets(6)	1.12%	1.31%	2.06%	0.26	%(7)
Portfolio turnover rate	0%	1%	84%	0	%(5)

(1)	Commencement of operations.

(2)	The selected per share data was calculated using the average shares outstanding method for the period.

(3)	Amount less than $(0.005) per share.

(4)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.

(6)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)	Annualized.
The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS
Notes to Financial Statements
August 31, 2011
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “Fund of Funds” and commenced investment operations on December 31, 2007.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
     Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Funds’ net assets carried at fair value:
FREE MARKET U.S. EQUITY FUND

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Input	Input
Investments in Securities*	$678,134,002	$678,134,002	$—	$—

*	Please refer to the Portfolio of Investments for further details.

21

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
FREE MARKET INTERNATIONAL EQUITY FUND

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Input	Input
Investments in Securities*	$515,189,471	$515,189,471	$—	$—

*	Please refer to the Portfolio of Investments for further details.
FREE MARKET FIXED INCOME FUND

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Input	Input
Investments in Securities*	$757,258,596	$757,258,596	$—	$—

*	Please refer to the Portfolio of Investments for further details.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Funds.
     USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in

22

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).
     U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2. Investment Adviser and Other Services
     Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of each Fund’s average daily net assets, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse certain expenses in order to limit total annual fund operating expenses of Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund’s average daily net assets. The expense limitations include expenses incurred as a result of investing in other investment companies. The Adviser may discontinue these arrangements at any time. The Funds will not pay Matson Money at a later time for any amounts they may waive or any amounts that Matson Money has assumed.
     BNY Mellon Investment Servicing (US) Inc. (“BNY”), a member of Bank of New York Mellon Corporation (“BNY Mellon”) serves as administrator for the Funds. Administration and accounting fees accrued also include transfer agent, custodian fees and administrative service fees. For providing administrative and accounting services, BNY Mellon is entitled to receive

23

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees.
     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its assets of the Company.
For providing transfer agent services, BNY is entitled to receive out-of-pocket expenses.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Funds’ custodian providing certain custodial services to the Funds. The Custodian is entitled to receive out of pocket expenses.
     BNY Mellon Distributors Inc., a member of BNY Mellon, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2011 was $117,611. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Funds or the Company.
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$163,579,903	$62,707,191
Free Market International Equity Fund	149,630,133	19,889,957
Free Market Fixed Income Fund	296,487,666	1,946,201
5. Capital Share Transaction
     As of August 31, 2011, each Fund has 100,000,000 shares of $0.001 per value common stock authorized.
6. Federal Income Tax Information
     The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the

24

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

				Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Free Market U.S. Equity Fund	$600,242,755	$81,869,442	$(3,978,195)	$77,891,247
Free Market International Equity Fund	500,181,146	24,930,835	(9,922,510)	15,008,325
Free Market Fixed Income Fund	741,124,027	16,267,397	(132,828)	16,134,569
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, primarily attributable to redesignation of dividends paid, reclassifications of short-term capital gain distributions and return of capital were reclassified among the following accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income	Gain/(Loss)
Free Market U.S. Equity Fund	$119,057	$(119,057)
Free Market International Equity Fund	122,138	(122,138)
Free Market Fixed Income Fund	4,691,967	(4,691,967)
As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary Income	Long-Term Gains
Free Market U.S. Equity Fund	$—	$5,493,067
Free Market International Equity Fund	5,019,548	6,938,263
Free Market Fixed Income Fund	—	—
     The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.
The tax characters of distributions paid during the fiscal year ended August 31, 2011 were as follows:

	Ordinary	Long-Term	Return of
	Income	Gains	Capital	Total
Free Market U.S. Equity Fund	$3,674,349	$137,794	$—	$3,812,143
Free Market International Equity Fund	6,163,601	—	—	6,163,601
Free Market Fixed Income Fund	8,085,652	3,317,665	611,392	12,014,709

25

FREE MARKET FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
The tax characters of distributions paid during the fiscal year ended August 31, 2010 were as follows:

	Ordinary	Long-Term	Return of
	Income	Gains	Capital	Total
Free Market U.S. Equity Fund	$1,398,503	$202,619	$327,363	$1,928,485
Free Market International Equity Fund	3,144,179	1,183,612	—	4,327,791
Free Market Fixed Income Fund	6,962,760	248,357	—	7,211,117
     Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.
     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. As of August 31, 2011, the Funds had no capital loss carryforwards.
     During the fiscal year ended August 31, 2011, the Free Market International Equity Fund utilized $111,839 of its capital loss carryforward against capital gains.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Funds did not incur any net post-October capital losses.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending August 31, 2012.
7. New Accounting Pronouncement
     In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

26

FREE MARKET FUNDS
Notes to Financial Statements (Concluded)
August 31, 2011
8. Subsequent Event
     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

FREE MARKET FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 27, 2011

28

FREE MARKET FUNDS
Shareholder Tax Information
(Unaudited)
     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2011, the following dividends and distributions were paid by the each of the Funds:

	Ordinary	Long-Term	Return of
	Income	Gains	Capital	Total
Free Market U.S. Equity Fund	$3,674,349	$137,794	$—	$3,812,143
Free Market International Equity Fund	6,163,601	—	—	6,163,601
Free Market Fixed Income Fund	8,085,652	3,317,665	611,392	12,014,709
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 88.61% for the Free Market International Equity Fund.
     The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.
     Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

29

FREE MARKET FUNDS
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreement
     As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (vii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper, Inc. (“Lipper”) comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (x) a report comparing the performance of each Fund to the performance of its benchmark.
     As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

30

FREE MARKET FUNDS
Other Information (Concluded)
(Unaudited)
     The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for one, two and three year periods. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Directors noted that the performance of the Free Market U.S. Equity Fund and Free Market International Equity Fund ranked above their respective peer group medians for all periods.
     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Funds, before and after waivers, and the actual total expenses of the Funds were all lower than their respective peer group medians.
     After reviewing the information regarding the Matson Money’s costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that each Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012.

31

FREE MARKET FUNDS
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered invest- ment company) WT Mutual Fund (registered invest- ment company); Independence Blue Cross; IntriCon Corporation (body worn device com- pany)
Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None
Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives).	16	None.
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consult- ing firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset man- agement); The SPARX Asia Funds Group (reg- istered investment company) (until September, 2009)

32

FREE MARKET FUNDS
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS[2]
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communi- cations) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunica- tions compa- nies)
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (regis- tered invest- ment compa- ny)(until December, 2009)
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manu- facturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

33

FREE MARKET FUNDS
Fund Management (Concluded)
(Unaudited)

Term of Office
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years
OFFICERS
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)
Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

34

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Investment Adviser
MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
FREE MARKET U.S. EQUITY FUND
FREE MARKET
INTERNATIONAL EQUITY FUND
FREE MARKET
FIXED INCOME FUND
of
The RBB Fund, Inc.
ANNUAL REPORT
August 31, 2011
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of the Free Market Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

Marvin & Palmer
LARGE CAP GROWTH FUND
Annual Investment Adviser’s Report
August 31, 2011
(Unaudited)
Dear Fellow Shareholder:
During the period from September 1, 2010 through August 31, 2011 the Fund gained 23.1%, while the Russell 1000® Growth Index gained 24.0% for the same period.
Investment Climate and Outlook
The year ended August 31, 2011 was a positive time for investors. The market moved sharply higher during the first eight months of the period and sold off during the last four months. Overall, equity markets benefitted from a perception that economic growth was starting to pick up in the developed world at the same time that emerging markets continued to show strong growth. Earnings from U.S. corporations remained strong while their improving balance sheets and increasing orientation toward overseas/emerging markets growth continued to provide ample quality opportunities.
This positive performance occurred despite a significant natural disaster in Japan and serious political turmoil in Egypt and the Middle East generally. While energy and commodity prices were higher, there was no sign of wage increases in the developed world; core inflation remained low and corporate profits continued to surprise on the upside. With the Fed still committed to a quantitative easing program (QE2) and with U.S. banks growing their commercial and industrial loan books year-over-year, there was ample liquidity in the system to go along with the rapidly growing monetary base.
Despite violence and unrest in the Middle East conflagration, the earthquake and tsunami in Japan and concerns about sovereign debt in Europe, equity markets have a positive long-term outlook. In the near-term, uncertainties related to these various crises have led to a generalized stock market decline in the U.S. and around the world. Typically, crises ultimately lead to positive policy change; such policy change would be constructive for markets. We believe world economic growth is sufficiently strong to overcome the headwinds of the policy crises in Europe and the United States, and we believe the market will soon start to discount the necessary changes in fiscal policy developing in both regions.
Investment Review and Portfolio Strategy
The Marvin & Palmer Large Cap Growth Fund trailed the Russell 1000® Growth Index while outperforming the broader S&P 500® Index during the one year ending August 31, 2011. Industrials, health care and materials were the Fund’s largest positive contributors to performance, while information technology, energy and consumer staples were the largest detractors. The Fund’s best performing stocks were Amazon.com, Avago Technologies and Joy Global. The worst contributing stocks were IBM, Peabody Energy and Qualcomm. We remain overweight in the industrials, materials and energy sectors with a large underweight in consumer staples.
We believe that the near-term correction is most likely the ending of an intermediate consolidation that began around the world last November and has progressively become more generalized. There are strong probabilities that the European crisis will be deferred by a combination of debt extension and debt extinguishment. We think leadership in the market will return to the cyclical areas that will be driven by continued growth in the leading emerging markets, particularly in Asia.
We appreciate your support and confidence in our firm’s investment philosophy, process and people.
David F. Marvin, CFA
Chairman
Marvin & Palmer Associates, Inc.
Portfolio composition is subject to change.

1

Marvin & Palmer
LARGE CAP GROWTH FUND
Annual Report
August 31, 2011
(Unaudited)
Comparison of Change in Value of $1,000,000 Investment in
Marvin & Palmer vs. Russell 1000® Growth Index
This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund made on June 29, 2007 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000® Growth Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
Total Returns for the Year Ended August 31, 2011

	Average Annual
			Since
	One Year	Three Year	Inception*
Large Cap Growth Fund	23.07%	-2.52%	-3.46%
Russell 1000® Growth Index	23.96%	3.08%	0.51%

*	Inception date June 29, 2007.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 821-2117. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 2.62% and the Fund’s net operating expense ratio is 0.80%. The expense ratio is contractually capped at 0.80% through December 31, 2011, without which performance would have been less. This cap can be discontinued at any time after December 31, 2011.
The Fund’s total returns since inception are based on a change in net asset value from $10.00 per share on June 29, 2007 (inception) to $8.59 per share on August 31, 2011.
Portfolio composition is subject to change.

2

Marvin & Palmer
LARGE CAP GROWTH FUND
Fund Expense Disclosure
August 31, 2011
(Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the accompanying table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$935.70	$3.90
Hypothetical (5% return before expenses)	1,000.00	1,021.12	4.08

*	Expenses are equal to an annualized six-month expense ratio of 0.80% for the Fund which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account values are based on the actual six-month total return for the Fund of -6.43%.

3

Marvin & Palmer
LARGE CAP GROWTH FUND
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
	Assets	Value
Common Stocls:
Software & Services	15.9%	$1,670,745
Energy	15.1	1,584,779
Capital Goods	14.1	1,475,716
Materials	10.3	1,079,862
Technology Hardware & Equipment	8.3	868,881
Health Care Equipment & Services	6.7	699,896
Retailing	6.1	637,332
Pharmaceuticals, Biotechnology & Life Sciences	4.5	472,645
Media	3.6	376,536
Transportation	3.4	352,859
Semiconductors & Semiconductors Equipment	3.1	331,100
Food & Staples Retailing	1.6	172,788
Food, Beverage & Tobacco	1.6	167,130
Consumer Services	1.1	114,177
Consumer Durables & Apparel	1.0	106,818
Other Assets in Excess of Liabilities	3.6	373,255

NET ASSETS	100.0%	$10,484,519

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

4

Marvin & Palmer
LARGE CAP GROWTH FUND
Portfolio of Investments
August 31, 2011

	Shares	Value
COMMON STOCKS — 96.4%
Capital Goods — 14.1%
Caterpillar, Inc.	2,900	$263,900
Cummins, Inc.	3,100	288,052
Deere & Co.	2,900	234,378
Honeywell International, Inc.	2,300	109,963
Joy Global, Inc.	3,900	325,455
Precision Castparts Corp.	1,550	253,968

		1,475,716

Consumer Durables & Apparel — 1.0%
Coach, Inc.	1,900	106,818

Consumer Services — 1.1%
Yum! Brands, Inc.	2,100	114,177

Energy — 15.1%
Alpha Natural Resources, Inc.*	1,900	62,833
Cameron International Corp.*	5,900	306,564
FMC Technologies, Inc.*	3,200	142,272
National Oilwell Varco, Inc.	5,300	350,436
Peabody Energy Corp.	4,800	234,240
Schlumberger Ltd.	2,700	210,924
Weatherford International Ltd. (Switzerland)*	11,800	202,134
Whiting Petroleum Corp.*	1,600	75,376

		1,584,779

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	2,200	172,788

Food, Beverages & Tobacco — 1.6%
Lorillard, Inc.	1,500	167,130

Health Care Equipment & Services — 6.7%
Humana, Inc.	3,500	271,740
Intuitive Surgical, Inc.*	400	152,540
UnitedHealth Group, Inc.	5,800	275,616

		699,896

Materials — 10.3%
CF Industries Holdings, Inc.	2,200	402,204
Cliffs Natural Resources, Inc.	1,700	140,845
Freeport-McMoRan Copper & Gold, Inc.	5,100	240,414
Monsanto Co.	4,300	296,399

		1,079,862

Media — 3.6%
Comcast Corp., Class A	4,800	101,568
Viacom, Inc., Class B	5,700	274,968

		376,536

Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
Alexion Pharmaceuticals, Inc.*	3,000	173,835
Biogen Idec, Inc.*	1,900	178,980
Illumina, Inc.*	2,300	119,830

		472,645

Retailing — 6.1%
Amazon.com, Inc.*	2,225	479,020
Tiffany & Co.	2,200	158,312

		637,332

Semiconductors & Semiconductor Equipment — 3.1%
Avago Technologies Ltd. (Singapore)	10,000	331,100

Software & Services — 15.9%
Accenture PLC, Class A (Ireland)	2,300	123,257
Cognizant Technology Solutions Corp., Class A*	4,400	279,180
International Business Machines Corp.	1,400	240,674
Intuit, Inc.*	2,500	123,325
Oracle Corp.	8,200	230,174
Symantec Corp.*	17,300	296,695
VMware, Inc., Class A*	4,000	377,440

		1,670,745

Technology Hardware & Equipment — 8.3%
Apple, Inc.*	1,175	452,175
EMC Corp.*	5,600	126,504
NetApp, Inc.*	3,200	120,384
Qualcomm, Inc.	3,300	169,818

		868,881

Transportation — 3.4%
CSX Corp.	3,900	85,566
Union Pacific Corp.	2,900	267,293

		352,859

TOTAL COMMON STOCKS (Cost $8,307,695)		10,111,264

TOTAL INVESTMENTS — 96.4% (Cost $8,307,695)		10,111,264

OTHER ASSETS IN EXCESS OF LIABILITIES — 3.6%		373,255

NET ASSETS — 100.0%		$10,484,519

*	Non-income producing.

PLC	—Public Limited Company.
The accompanying notes are an integral part of the financial statements.

5

Marvin & Palmer
LARGE CAP GROWTH FUND
Statement of Assets and Liabilities
August 31, 2011

ASSETS
Investments, at value (Cost $8,307,695)	$10,111,264
Cash and cash equivalents	370,402
Receivables
Investment adviser	32,251
Dividends and interest	9,436
Prepaid expenses and other assets	15,707

Total assets	10,539,060

LIABILITIES
Other accrued expenses and liabilities	54,541

Total liabilities	54,541

Net Assets	$10,484,519

NET ASSETS CONSIST OF
Par value	$1,221
Paid-in capital	18,293,155
Undistributed net investment income	5,652
Accumulated net realized loss from investments	(9,619,078)
Net unrealized appreciation on investments	1,803,569

Net Assets	$10,484,519

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,220,642

Net asset value, offering and redemption price per share	$8.59

The accompanying notes are an integral part of the financial statements.

6

Marvin & Palmer
LARGE CAP GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2011

Investment Income
Dividends	$91,665
Interest	131

Total investment income	91,796

Expenses
Administration and accounting fees	151,127
Advisory fees	70,313
Transfer agent fees	32,196
Audit fees	26,699
Printing and shareholder reporting fees	18,063
Directors’ and officers’ fees	17,066
Registration and filing fees	12,977
Legal fees	9,967
Insurance	5,681
Custodian fees	1,997
Other expenses	2,395

Total expenses before waivers and reimbursements	348,481

Less: waivers and reimbursements	(261,943)

Net expenses after waivers and reimbursements	86,538

Net investment income	5,258

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Investments	1,459,918
Net change in unrealized appreciation/(depreciation) on:
Investments	596,680

Net realized and unrealized gain from investments	2,056,598

Net increase in net assets resulting from operations	$2,061,856

The accompanying notes are an integral part of the financial statements.

7

Marvin & Palmer
LARGE CAP GROWTH FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income (loss)	$5,258	$(750)
Net realized gain from investments	1,459,918	3,394,602
Net change in unrealized appreciation/(depreciation) from investments	596,680	(1,818,562)

Net increase in net assets resulting from operations	2,061,856	1,575,290

Dividends and distributions to shareholders from:
Net investment income	—	(31,926)

Net decrease in net assets from dividends and distributions to shareholders	—	(31,926)

Capital transactions:
Proceeds from shares sold	236,650	1,407,000
Reinvestment of distributions	—	31,506
Shares redeemed	(794,276)	(13,344,833)

Net decrease in net assets from capital transactions	(557,626)	(11,906,327)

Total increase/(decrease) in net assets	1,504,230	(10,362,963)
Net assets
Beginning of year	8,980,289	19,343,252

End of year	$10,484,519	$8,980,289

Undistributed net investment income, end of year	$5,652	$—

Share transactions:
Shares sold	25,164	191,656
Shares reinvested	—	4,376
Shares redeemed	(90,475)	(1,823,327)

Total share transactions	(65,311)	(1,627,295)

The accompanying notes are an integral part of the financial statements.

8

Marvin & Palmer
LARGE CAP GROWTH FUND
Financial Highlights
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	June 29, 2007*
	August 31,	August 31,	August 31,	August 31,	to August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.98	$6.64	$9.32	$10.20	$10.00

Net investment income/(loss)	— (1)	— (1)	0.02	0.01	—	(1)
Net realized and unrealized gain/(loss) on investments	1.61	0.35	(2.68)	(0.89)	0.20

Net increase/(decrease) in net assets resulting from operations	1.61	0.35	(2.66)	(0.88)	0.20

Dividends to shareholders from:
Net investment income	—	(0.01)	(0.02)	— (1)	—

Net asset value, end of period	$8.59	$6.98	$6.64	$9.32	$10.20

Total investment return(2)	23.07%	5.28%	(28.51)%	(8.61)%	2.00	%(3)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$10,485	$8,980	$19,343	$28,780	$15,283
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements	3.22%	2.62%	2.27%	2.09%	3.93	%(4)
Ratio of net investment income/(loss) to average net assets	0.05%	(0.01)%	0.37%	0.12%	0.21	%(4)
Portfolio turnover rate	95.16%	138.68%	237.91%	252.37%	28.70	%(3)

*	Commencement of Operations.

(1)	Less than $0.005 per share.

(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	Not Annualized.

(4)	Annualized.
The accompanying notes are an integral part of the financial statements.

9

Marvin & Palmer
LARGE CAP GROWTH FUND
Notes to Financial Statements
August 31, 2011

1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Marvin & Palmer Large Cap Growth Fund (the “Fund”), which commenced investment operations on June 29, 2007.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.
     Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of August 31, 2011, in valuing the Fund’s net assets carried at fair value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Investments in Securities*	$10,111,264	$10,111,264	$—	$—

*	Please refer to the Portfolio of Investments for industry and security type breakouts.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

10

Marvin & Palmer
LARGE CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
     USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).
     U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services
     Marvin & Palmer Associates, Inc. (“Marvin & Palmer” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed to limit through December 31, 2011 the Fund’s total operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to the extent that such expenses exceed 0.80% of the Fund’s average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fee as necessary. If at any time during the three years ending March 4, 2014 the advisory agreement is in effect, the Fund’s total annual operating expenses for that year are less than 0.80% of the Fund’s average daily net assets, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund during such three-year period. For the year ended August 31, 2011, investment advisory fees accrued and waived were $70,313 and expenses reimbursed or to be reimbursed by the Adviser were $191,630.

11

Marvin & Palmer
LARGE CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011
     As of August 31 2011, the total fees which were previously waived by the Advisor which may be subject to possible future reimbursements to the Adviser were as follows:

Expiration
August 31, 2012	August 31, 2013	August 31, 2014
$268,864	$251,254	$261,943
     BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as administrator for the Fund. Administration and accounting fees accrued also include certain Transfer Agent and custodian fees. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     Included in the administration and accounting fees are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.
     In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive out of pocket expenses.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets subject to certain minimum monthly fees and may receive out of pocket expenses.
     BNY Mellon Distributors Inc. serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2011 was $6,300. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$10,032,668	$10,766,878

5. Federal Income Tax Information
     The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Appreciation
$8,308,576	$2,116,453	$(313,765)	$1,802,688

12

Marvin & Palmer
LARGE CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, primarily attributable to non-deductible expenses, were reclassified among the following accounts:

Undistributed
Net Investment
Income	Paid-in Capital
$394	$(394)
     As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Undistributed
Income	Long-Term Gains
$5,652	$—
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.
     The tax character of distributions paid during the fiscal year ended August 31, 2011 and August 31, 2010, were as follows:

	Fiscal Year End	Fiscal Year Ended
	August 31, 2011	August 31, 2010
Ordinary income	$—	$31,926
Long-term capital gains	—	—
Total distributions	$—	$31,926
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2011, the Fund had a capital loss carryforward of $9,618,197 which will expire as follows:

August 31, 2018	$3,287,157

August 31, 2017	$6,331,040
     During the fiscal year ended August 31, 2011, the Fund utilized $1,435,967 of its capital loss carryforwards against capital gains.
     Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Fund did not incur a net post-October capital loss.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending August 31, 2012.

13

Marvin & Palmer
LARGE CAP GROWTH FUND
Notes to Financial Statements (Concluded)
August 31, 2011

6. New Accounting Pronouncement
     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Event
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

14

Marvin & Palmer
LARGE CAP GROWTH FUND
Report of Independent Registered Public Accounting Firm
To the Board of Directors of the RBB Fund, Inc. and Shareholders of the Marvin & Palmer Large Cap Growth Fund:
     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marvin & Palmer Large Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 27, 2011

15

Marvin & Palmer
LARGE CAP GROWTH FUND
Shareholder Tax Information
(Unaudited)
     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. There were no dividends paid during the fiscal year ended August 31, 2011.
     Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

16

Marvin & Palmer
LARGE CAP GROWTH FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Marvin & Palmer at (877) 821-2117 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreement
As required by the Investment Company Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Marvin & Palmer and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by Marvin & Palmer with the assistance and advice of counsel to the Independent Directors and the Company.
In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Marvin & Palmer’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Marvin & Palmer’s personnel providing those services; (iii) Marvin & Palmer’s investment philosophies and processes; (iv) Marvin & Palmer’s assets under management and client descriptions; (v) Marvin & Palmer’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Marvin & Palmer’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Marvin & Palmer’s compliance procedures; (viii) Marvin & Palmer’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper Inc. (“Lipper”) comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; (xi) a report comparing the performance of the Fund to the performance of its benchmark; and (xii) a report on the historical performance of Marvin & Palmer’s U.S. Equity Strategy.
As part of their review, the Directors considered the nature, extent and quality of the services provided by Marvin & Palmer. The Directors concluded that Marvin & Palmer had substantial resources to provide services to the Fund and that Marvin & Palmer’s services had been acceptable.
The Directors also considered the investment performance of the Fund and Marvin & Palmer. Information on the Fund’s investment performance was provided for one, two and three year periods. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its benchmark and Lipper peer group was acceptable. In reaching this conclusion, the Directors also considered the historic performance of Marvin & Palmer’s U.S. Equity Strategy.
The Board of Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, and the actual total expenses of the Fund were all lower than the peer group median. In addition, the Directors noted that Marvin & Palmer has contractually agreed to limit total annual operating expenses to 0.80% of the Fund’s average daily net assets through at least December 31, 2011 and that Marvin & Palmer expects to continue these fee waivers and expense reimbursements.
After reviewing the information regarding the Marvin & Palmer’s costs, profitability and economies of scale, and after considering Marvin & Palmer’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012.

17

Marvin & Palmer
LARGE CAP GROWTH FUND
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 821-2117.

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organiza- tions from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered invest- ment company) WT Mutual Fund; (regis- tered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partner- ship) from 2000 to 2006.	16	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technolo- gies, Inc.) (manufacturer of precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor- Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered invest- ment company)

18

Marvin & Palmer
LARGE CAP GROWTH FUND
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS[2]
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and com- munications).	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a regis- tered broker-dealer).	16	Kensington Funds (registered invest- ment company) 6 Portfolios

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

19

Marvin & Palmer
LARGE CAP GROWTH FUND
Fund Management (Continued)
(Unaudited)

Number of
Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (finan- cial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (finan- cial services company)	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103-6996 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.
1    Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2    Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

20

Marvin & Palmer
LARGE CAP GROWTH FUND
Privacy Notice (Unaudited)

FACTS	WHAT DOES THE MARVIN & PALMER LARGE CAP GROWTH FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their cus- tomers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investiga- tions, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share
Questions?                     Call (877) 821-2117

21

Marvin & Palmer
LARGE CAP GROWTH FUND
Privacy Notice (Unaudited)

What we do

How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you

• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Marvin & Palmer Associates, Inc

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• The Fund does not jointly market information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you

22

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Investment Adviser
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE
19801-1165
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Perimeter Small Cap Growth Fund
of The RBB Fund, Inc.

Annual Report	August 31, 2011
Investment Adviser:
Perimeter Capital Management
This report has been prepared for Shareholders of the Perimeter Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded by or accompanied by a current prospectus.
The Perimeter Small Cap Growth Fund is distributed by BNY Mellon Distributors Inc., which is not an adviser affiliate.

PERIMETER
SMALL CAP GROWTH FUND
Annual Investment Adviser’s Report
August 31, 2011
(Unaudited)
Dear Shareholders:
The Perimeter Small Cap Growth Fund (the “Fund”) returned 22.51% (I Shares) and 22.30% (Investor Shares) versus the 27.54% return of the Russell 2000® Growth Index during the 12-month period ended August 31, 2011. The period from September 2010 through August 2011 was a tale of two markets. Stocks continued sharply higher through March 2011 as the Fed implemented QE2, the European debt crisis appeared closer to resolution, and economic data began to show signs of improvement. The breakneck gains, however, stalled out following the devastating Japanese earthquake and tsunami, leading to a meaningful reduction in global economic growth. At the same time that global economies were digesting the aftermath of the Japan events, consumer confidence levels started to wane as the U.S. wrangled with its debt issues, manufacturing indices began to fall, and the Eurozone crisis worsened. In early August 2011, the markets responded with steep declines amid heightened uncertainty. Although odds of a recession are higher than last year, the U.S. economy may still recover in the months ahead.
Consumer Discretionary was a top contributor to Perimeter’s performance with both stock selection and an overweight position to the benchmark boosting returns. Despite historically low consumer confidence levels, we remained overweight the sector due to our focus on finding higher quality companies with clear growth catalysts and unique offerings.
Consumer Staples and Materials were also meaningful contributors to the portfolio’s performance, both benefiting from strong stock selection. Within Consumer Staples, owning companies with strong management teams operating in a favorable pricing environment helped drive returns. Although Materials outperformance came from diverse companies across the sector, all had clear growth catalysts in place.
Industrials was the largest detractor to performance, hurt by both poor stock selection and an overweight position relative to the benchmark. While industrial names typically see improving demand for multiple years following a deep recession, the unforeseen events in Japan and resulting slowdown in global growth sharply pressured these stocks beyond the modest deterioration seen in their fundamentals. Given overly depressed valuations, we think there’s good opportunities in those stocks serving niche end markets.

Stock selection was also a headwind in the Technology sector, with high beta, high valuation stocks driving returns. Although selection lagged, Perimeter’s underweight position relative to the benchmark was a modest offset.
Given our emphasis on growth companies with more reasonable valuations, we look forward to benefiting from a more normalized market in which fundamentals are once again rewarded. We remain focused on investing in higher quality companies that we believe will post the strongest relative earnings growth and momentum in the market, across all industries and sectors.
Sincerely,
Perimeter Capital Management
This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Portfolio holdings are subject to change at any time.
The Russell 2000 ® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

1

PERIMETER
SMALL CAP GROWTH FUND
Performance
August 31, 2011
(Unaudited)
Comparison of Change in Value of $100,000 Investment in
Perimeter Small Cap Growth Fund’s Investor Class Shares vs. Russell 2000® Growth Index
Comparison of Change in Value of $1,000,000 Investment in
Perimeter Small Cap Growth Fund’s I Shares vs. Russell 2000® Growth Index

*	Investor Class Shares were offered beginning September 29, 2006.

**	I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investor Class Shares, and has not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.
These charts assume a hypothetical $100,000 and $1,000,000 minimum initial investment in the Fund’s Investor Class Shares and I Shares, respectively, made on September 29, 2006 (inception) and reflect Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Growth Index is unmanaged, does not incur taxes, sales charges, and/or expenses and is not available for investment. The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of The Advisors’ Inner Circle Fund II. Immediately prior to the opening of business on February 8, 2010, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

2

PERIMETER
SMALL CAP GROWTH FUND
Performance (concluded)
August 31, 2011
(Unaudited)

Average Annual Total Returns For The Periods Ended August 31, 2011

				Since
	One Year		Three Year	Inception***
Perimeter Small Cap Growth Fund, Investor Class Shares*	22.30	%(1)	0.66%	1.71%
Perimeter Small Cap Growth Fund, I Shares**	22.51	%(1)	0.85%	1.86%
Russell 2000® Growth Index	27.54%		2.14%	3.51%

*	Investor Class Shares were offered beginning September 29, 2006.

**	I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investor Class Shares, and has not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.

***	The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

(1)	Due to recent market conditions, the Fund has experienced relatively high performance which might not be sustainable or repeated in the future.
The performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, please call 1-888-968-4964. Performance assumes reinvestment of dividends and capital gains. Unlike a mutual fund, index returns do not reflect taxes, fees or expenses. The Fund’s gross total expense ratio as stated in the prospectus is 1.47% for Investor Shares and 1.22% for I Shares. The performance quoted reflects fee waivers in effect and would have been lower in their absence. The Fund charges a 2.00% redemption fee if redeemed within 7 days. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares and I Shares of the Fund (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively, through December 31, 2011.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mutual fund investing involves risk including the possible loss of principal. The Fund invests in small cap stocks which generally involve more risk than large cap stocks due to potentially greater volatility and less market liquidity.

3

PERIMETER
SMALL CAP GROWTH FUND
Fund Expense Disclosure
August 31, 2011
(Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Perimeter Small Cap Growth Fund—Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$902.60	$6.47
Hypothetical — (5% return before expenses)	1,000.00	1,018.31	6.89

	Perimeter Small Cap Growth Fund—I Shares
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$903.20	$5.28
Hypothetical — (5% return before expenses)	1,000.00	1,019.59	5.62

*	Expenses are equal to an annualized six-month expense ratio of 1.35% for the Investor Class and 1.10% for the I Shares which includes waived fees, reimbursed expenses or recoupment, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the six-month period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of —9.74% for the Investor Class and —9.68% for the I Shares.

4

PERIMETER
SMALL CAP GROWTH FUND
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
	Assets	Value
Domestic Common Stocks:
Consumer Non-cyclical	25.2%	$84,623,344
Industrial	17.9	60,184,858
Consumer Cyclical	15.6	52,503,305
Technology	11.4	38,241,178
Communications	11.2	37,571,687
Energy	8.1	27,344,683
Financial.	4.1	13,745,914
Basic Materials	3.9	13,318,520
Utilities	0.2	835,763
Warrants	0.0	—
Other Assets In Excess of Liabilities	2.4	7,962,865

	100%	$336,332,117

The accompanying notes are an integral part of the financial statements.

5

PERIMETER
SMALL CAP GROWTH FUND
Portfolio of Investments
August 31, 2011

	Shares	Value
COMMON STOCK† — 97.6%
Basic Materials — 3.9%
Buckeye Technologies	64,840	$1,763,000
Intrepid Potash*	26,460	905,461
Kraton Performance Polymers*	76,085	1,823,757
Kronos Worldwide	96,870	2,120,484
NewMarket	14,910	2,500,109
Sensient Technologies.	56,715	2,061,590
Stillwater Mining*	139,319	2,144,119

		13,318,520

Communications — 11.2%
AboveNet	41,900	2,576,012
BroadSoft*	80,487	2,434,732
ClickSoftware Technologies.	247,566	2,173,629
DealerTrack Holdings*	74,100	1,387,152
DigitalGlobe*	99,250	2,249,005
Dolan*	139,093	1,178,118
EZchip Semiconductor*	77,170	2,481,016
Finisar*	99,405	1,835,016
HealthStream*	26,898	333,804
InterDigital	29,650	2,087,360
Keynote Systems	56,180	1,350,005
Netgear*	56,580	1,573,490
NeuStar*	87,670	2,191,750
NIC	107,831	1,252,996
NICE Systems, ADR*	75,479	2,355,700
Plantronics	10,400	333,320
Shutterfly*	40,283	2,161,586
Sourcefire*	67,382	1,861,091
US Auto Parts Network*	157,490	995,337
ValueClick*	181,446	2,776,124
Zix*	583,660	1,984,444

		37,571,687

Consumer Cyclical — 15.6%
Amerigon*	63,180	844,717
Ameristar Casinos	57,470	1,072,965
Ascena Retail Group*	81,510	2,316,514
Beacon Roofing Supply*	105,580	1,959,565
Buckle	51,350	2,023,190
Caribou Coffee*	86,735	1,317,505
Casual Male Retail Group*	404,968	1,688,717
Childrens Place Retail Stores*	53,940	2,315,105
CROCS*	88,940	2,433,398
Domino’s Pizza*	106,060	2,941,044
Express.	100,027	1,909,515
Ezcorp, Cl A*	73,790	2,475,655
Finish Line, Cl A	105,140	2,113,314
First Cash Financial Services*	43,502	2,031,978
Genesco*	55,601	2,947,965
Hibbett Sports*	54,885	2,055,992
Iconix Brand Group*	105,170	2,059,229
JOS A Bank Clothiers*	35,595	1,824,244
Lithia Motors, Cl A	70,195	1,324,580
Perry Ellis International*	68,888	1,583,046
Petroleum Development*	11,209	266,886
Pricesmart	31,545	2,064,936
Rush Enterprises, Cl A*	77,621	1,428,226
Select Comfort*	4,343	68,967
Steelcase, Cl A	34,858	288,624
Steven Madden*	67,320	2,431,598
Tenneco*	10,844	355,792
Vitamin Shoppe*	36,000	1,594,800
Wabash National*	205,592	1,169,818
Warnaco Group*	29,973	1,599,060
Wolverine World Wide	54,830	1,996,360

		52,503,305

Consumer Non-cyclical — 25.2%
Akorn*	240,765	1,935,751
ArthroCare*	83,060	2,693,636
Atrion.	6,509	1,398,784
Bio-Reference Laboratories*	111,802	2,262,872
Bruker*	170,595	2,427,567
Cardiome Pharma*	254,160	975,974
Consolidated Graphics*	38,760	1,495,361
Depomed*	198,155	1,232,524
DFC Global*	129,932	2,867,599
Ensign Group	57,389	1,338,885
FTI Consulting*	62,250	2,264,655
Haemonetics*	24,751	1,547,185
Hain Celestial Group*	64,691	2,046,176
Healthspring*	53,440	2,086,298
Hi-Tech Pharmacal*	29,030	813,130
Huron Consulting Group*	73,140	2,325,121
ICON ADR*	56,457	1,203,099
ICU Medical*	53,220	2,192,664
Impax Laboratories*	136,504	2,685,034
Integra LifeSciences Holdings*	58,460	2,331,385
Inter Parfums.	102,034	1,689,683
Invacare	66,240	1,663,949
IPC The Hospitalist*	46,940	1,882,294
Jazz Pharmaceuticals*	62,340	2,673,763
Korn/Ferry International*	76,790	1,248,605
Masimo	82,570	2,037,002
Merge Healthcare*	341,631	2,022,456
Merit Medical Systems*	151,780	2,208,399
Monro Muffler Brake	24,497	968,366
Myriad Genetics*	105,760	2,097,221
Nektar Therapeutics*	240,737	1,378,219
Onyx Pharmaceuticals*	75,840	2,580,835
PAREXEL International*	96,048	1,957,458
Rent-A-Center	93,460	2,633,703
Ruddick	37,500	1,533,375
Salix Pharmaceuticals*	67,190	2,045,936
The accompanying notes are an integral part of the financial statements.

6

PERIMETER
SMALL CAP GROWTH FUND
Portfolio of Investments (Continued)
August 31, 2011

	Shares	Value
Consumer Non-cyclical — (Continued)
Seattle Genetics*	121,770	$2,117,580
Sotheby’s	58,806	2,188,171
SuperGen*	665,275	1,430,341
Synovis Life Technologies*	115,873	1,975,635
TeleTech Holdings*	107,235	1,902,349
TrueBlue*	132,019	1,854,867
VistaPrint*	82,550	2,429,447
Wright Express*	46,986	1,979,990

		84,623,344

Energy — 8.1%
Abraxas Petroleum*	404,940	1,494,229
Comstock Resources*	73,620	1,498,167
Dawson Geophysical*	50,035	1,753,226
Georesources*	91,580	2,133,814
Helix Energy Solutions Group*	87,134	1,471,693
Key Energy Services*	139,131	2,002,095
Kodiak Oil & Gas*	308,360	1,850,160
Magnum Hunter Resources*	317,497	1,425,562
Newpark Resources*	264,486	2,189,944
North American Energy Partners*	182,807	1,146,200
OYO Geospace*	29,557	2,178,351
Pioneer Drilling*	109,122	1,379,302
Rex Energy*	183,960	2,260,868
Rosetta Resources*	36,681	1,685,492
Swift Energy*	59,900	1,847,915
Triangle Petroleum*	187,873	1,027,665

		27,344,683

Financial — 4.1%
Altisource Portfolio Solutions SA*	49,000	1,707,650
Boston Private Financial Holdings	229,510	1,429,847
Encore Capital Group*	98,787	2,338,288
First Citizens BancShares, Cl A	6,856	1,090,104
Maiden Holdings	92,687	789,693
Platinum Underwriters Holdings	63,500	2,000,250
Stifel Financial*	53,665	1,614,243
SVB Financial Group*	27,061	1,246,971
Umpqua Holdings	156,486	1,528,868

		13,745,914

Industrial — 17.9%
A.O. Smith	70,126	2,755,251
Actuant, Cl A	94,120	1,889,930
Applied Industrial Technologies	65,754	2,013,388
Atlas Air Worldwide Holdings*	45,576	2,236,870
Ceradyne*	45,800	1,436,288
Chart Industries*	51,220	2,422,194
DXP Enterprises*	43,425	1,046,108
EnerSys*	80,383	1,806,206
EnPro Industries*	59,965	2,327,841
Esterline Technologies*	22,712	1,709,986
Fushi Copperweld*	174,260	1,195,424
General Cable*	54,389	1,639,828
GrafTech International*	42,320	664,424
Hexcel*	100,680	2,312,620
HUB Group, Cl A*	73,032	2,299,778
II-VI*	67,152	1,326,588
Kennametal	48,971	1,805,071
Landstar System	31,790	1,287,177
Littelfuse	21,724	1,007,776
Marten Transport	62,973	1,157,444
MasTec*	117,080	2,599,176
MYR Group*	71,060	1,482,312
Newport*	84,346	1,091,437
NVE*	26,321	1,738,765
Old Dominion Freight Line*	72,070	2,314,888
OSI Systems*	54,105	2,104,685
Power-One*	269,700	2,038,932
Progressive Waste Solution	37,828	845,834
Robbins & Myers.	50,747	2,438,393
Rofin-Sinar Technologies*	60,827	1,404,495
RTI International Metals*	74,368	1,981,164
Silgan Holdings	45,210	1,714,815
TriMas*	100,909	1,950,571
Triumph Group	40,840	2,139,199

		60,184,858

Technology — 11.4%
ACI Worldwide*	76,972	2,302,233
CommVault Systems*	50,730	1,720,254
Computer Programs & Systems	28,200	1,997,124
CSG Systems International*	23,945	319,905
Entegris*	156,591	1,177,564
Insight Enterprises*	135,373	2,547,720
Interactive Intelligence Group*	78,236	2,528,588
Lattice Semiconductor*	265,177	1,492,947
LivePerson*	218,176	2,563,568
Maxwell Technologies*	68,167	1,181,334
Medidata Solutions*	84,810	1,399,365
Mellanox Technologies*	63,170	1,860,357
Monotype Imaging Holdings*	89,090	1,043,244
NetScout Systems*	77,710	1,072,398
Nova Measuring Instruments*	106,470	726,125
O2Micro International, ADR*	71,791	332,392
OCZ Technology Group*	275,280	1,560,838
Omnivision Technologies*	36,120	664,608
Open Text*	32,110	1,894,490
Opnet Technologies	70,294	2,425,143
Progress Software*	103,610	2,158,196
RADWARE*	35,535	943,810
TriQuint Semiconductor*	259,030	1,963,447
Ultimate Software Group*	43,260	2,188,523
Volterra Semiconductor*	8,741	177,005

		38,241,178

The accompanying notes are an integral part of the financial statements.

7

PERIMETER
SMALL CAP GROWTH FUND
Portfolio of Investments (Concluded)
August 31, 2011

	Shares	Value
Utilities — 0.2%
Avista	32,930	$835,763

TOTAL COMMON STOCK (Cost $298,338,828)		328,369,252

Warrants — 0.0%
Energy — 0.0%
Magnum Hunter Resources, Expires 10/14/13	31,749	0

TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS — 97.6% (Cost $298,338,828)		328,369,252

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.4%		7,962,865

NET ASSETS — 100.0%		$336,332,117

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

*	Non-income producing security.

ADR	American Depositary Receipt

Cl	Class
The accompanying notes are an integral part of the financial statements.

8

PERIMETER
SMALL CAP GROWTH FUND
Statements of Assets and Liabilities
August 31, 2011

ASSETS
Investments, at value (Cost $298,338,828)	$328,369,252
Cash	3,268,841
Receivables
Investments sold	9,866,821
Capital shares sold	416,096
Dividends and interest	64,247
Prepaid expenses and other assets	14,416

Total assets	341,999,673

LIABILITIES
Payable for investments purchased	5,102,401
Capital shares redeemed	242,924
Investment advisory fees	176,235
Administration and accounting fees	27,736
Directors’ and officers’ fees	835
Other accrued expenses and liabilities	117,425

Total liabilities	5,667,556

Net Assets	$336,332,117

NET ASSETS CONSIST OF
Par value	$31,134
Paid-in capital	250,240,622
Accumulated net realized gain from investments	56,029,937
Net unrealized appreciation on investments	30,030,424

Net Assets	$336,332,117

Investor Class
Net Assets	$120,543,099

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	11,214,655

Net asset value, offering and redemption price per share	$10.75

I Shares
Net Assets	$215,789,018

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	19,919,194

Net asset value, offering and redemption price per share	$10.83

The accompanying notes are an integral part of the financial statements.

9

PERIMETER
SMALL CAP GROWTH FUND
Statement of Operations
Year Ended August 31, 2011

Investment Income
Dividends (net of foreign taxes withheld of $13,368)	$1,689,995
Interest	2,828

Total investment income	1,692,823

Expenses
Advisory fees	3,693,215
Distribution fees(1)	440,681
Transfer agent fees	364,678
Administration and accounting fees	356,910
Professional fees	74,475
Registration and filing fees	49,040
Directors’ and officers’ fees	46,372
Printing and shareholder reporting fees	45,460
Custodian fees	20,810
Insurance fees	13,781
Other expenses	6,184

Total expenses before waivers and recoupment	5,111,606
Less: waiver of Advisory fees	(183,424)
Plus: waived expenses recouped (Note 2)	26,429

Net expenses after waivers and recoupment	4,954,611

Net investment loss	(3,261,788)

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Investments	70,401,044
Net change in unrealized appreciation/(depreciation) on:
Investments	17,115,011

Net realized and unrealized gain from investments	87,516,055

Net increase in net assets resulting from operations.	$84,254,267

(1)	Attributable to Investor Class Shares.
The accompanying notes are an integral part of the financial statements.

10

PERIMETER
SMALL CAP GROWTH FUND
Statements of Changes in Net Assets

		For the
	For the	One Month	For the Year
	Year Ended	Period Ended	Ended
	August 31, 2011	August 31, 2010*	July 31, 2010
Increase/(decrease) in net assets from operations:
Net investment loss	$(3,261,788)	$(245,658)	$(2,802,352)
Net realized gain from investments	70,401,044	395,360	31,732,848
Net change in unrealized appreciation/(depreciation) from investments	17,115,011	(27,503,824)	10,207,973

Net increase/(decrease) in net assets resulting from operations	84,254,267	(27,354,122)	39,138,469

Increase/(decrease) in net assets from capital transactions:

Investor Class
Proceeds from shares sold	33,689,670	2,458,564	58,722,592
Shares redeemed	(116,312,148)	(2,914,696)	(41,879,703)

Total Investor Class.	(82,622,478)	(456,132)	16,842,889

I Shares
Proceeds from shares sold	85,807,601	3,287,158	58,747,611
Shares redeemed	(76,944,076)	(3,370,264)	(54,840,925)

Total I Shares	8,863,525	(83,106)	3,906,686

Redemption fees	6,660	3	1,373

Net increase/(decrease) in net assets from capital transactions	(73,752,293)	(539,235)	20,750,948

Total increase/(decrease) in net assets	10,501,974	(27,893,357)	59,889,417

Net assets
Beginning of period	325,830,143	353,723,500	293,834,083

End of period	$336,332,117	$325,830,143	$353,723,500

Undistributed/accumulated net investment income (loss), end of period	$—	$—	$—

*	The Fund changed its fiscal year end to August 31.
The accompanying notes are an integral part of the financial statements.

11

PERIMETER
SMALL CAP GROWTH FUND
Statements of Changes in Net Assets (Continued)

		For the
	For the	One Month	For the Year
	Year Ended	Period Ended	Ended
	August 31, 2011	August 31, 2010*	July 31, 2010
Increase/(decrease) in shares outstanding derived from share transactions:

Investor Class
Shares sold	2,982,297	262,205	6,349,320
Shares redeemed	(10,019,851)	(312,042)	(4,485,456)

Total Investor Class	(7,037,554)	(49,837)	1,863,864

I Shares
Shares sold	7,769,516	356,707	6,443,881
Shares redeemed	(6,555,944)	(369,113)	(5,996,326)

Total I Shares	1,213,572	(12,406)	447,555

Net increase/(decrease) in shares outstanding from share transactions	(5,823,982)	(62,243)	2,311,419

*	The Fund changed its fiscal year end to August 31.
The accompanying notes are an integral part of the financial statements.

12

PERIMETER
SMALL CAP GROWTH FUND
Financial Highlights
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Investor Class Shares
	Year	One Month		Year	Year	Year	Period
	Ended	Period Ended		Ended	Ended	Ended	Ended
	August 31,	August 31,		July 31,	July 31,	July 31,	July 31,
	2011	2010*		2010	2009	2008	2007**
Net asset value, Beginning of Period	$8.79	$9.53		$8.45	$10.40	$11.49	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.11)	(0.01)		(0.09)	(0.05)	(0.08)	(0.08	)(2)
Net Realized and Unrealized Gains (Loss) on Investments	2.07	(0.73)		1.17	(1.90)	(0.88)	1.57	(2)

Total from Operations	1.96	(0.74)		1.08	(1.95)	(0.96)	1.49

Dividends and Distributions from:
Net Realized Gains	—	—		—	—	(0.13)	—

Total Dividends and Distributions	—	—		—	—	(0.13)	—

Redemption Fees	— (3)	—	(3)	— (3)	— (3)	—	—

Net Asset Value, End of Period	$10.75	$8.79		$9.53	$8.45	$10.40	$11.49

Total Return†	22.30%	(7.77)%		12.78%	(18.75)%	(8.47)%	14.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$120,543	$160,496		$174,434	$138,929	$122,353	$53,100
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.35%	1.35	%***	1.29%	1.11%	1.20%	1.38	%***
Ratio of Expenses to Average Net Assets (including waivers, recoupment and fees paid indirectly)	1.35%	1.35	%***	1.29%	1.09%	1.16%	1.29	%***
Ratio of Expenses to Average Net Assets (excluding waivers, recoupment and fees paid indirectly)	1.38%	1.47	%***	1.34%	1.41%	1.51%	2.11	%***
Ratio of Net Investment Loss to Average Net Assets	(0.93)%	(0.97)	%***	(0.93)%	(0.66)%	(0.74)%	(0.79)	%***
Portfolio Turnover Rate‡	122%	7%		97%	126%	147%	88%

†	Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate has not been annualized for periods less than one year.

*	The Fund changed its fiscal year end to August 31.

**	Commenced operations on September 29, 2006.

***	Annualized

(1)	Per share data calculated using average shares method.

(2)	This amount is inconsistent with the Fund’s aggregate net income, gains and losses because of the timing of sales and redemption of Fund shares in relation to fluctuating market values for the investment portfolio.

(3)	Amount is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

13

PERIMETER
SMALL CAP GROWTH FUND
Financial Highlights
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	I Shares
	Year	One Month		Year	Year	Period
	Ended	Period Ended		Ended	Ended	Ended
	August 31,	August 31,		July 31,	July 31,	July 31,
	2011	2010*		2010	2009	2008**
Net asset value, Beginning of Period	$8.84	$9.58		$8.48	$10.42	$11.53

Income (Loss) from Operations:
Net Investment Loss(1)	(0.08)	(0.01)		(0.07)	(0.05)	(0.04)
Net Realized and Unrealized Gains (Loss) on Investments	2.07	(0.73)		1.17	(1.89)	(1.07)

Total from Operations	1.99	(0.74)		1.10	(1.94)	(1.11)

Redemption Fees	— (2)	—	(2)	— (2)	— (2)	—

Net Asset Value, End of Period	$10.83	$8.84		$9.58	$8.48	$10.42

Total Return†	22.51%	(7.73)%		12.97%	(18.62)%	(9.63)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$215,789	$165,334		$179,290	$154,905	$26,616
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.10%	1.10	%***	1.10%	1.04%	1.03	%***
Ratio of Expenses to Average Net Assets (including waivers, recoupment and fees paid indirectly)	1.10%	1.10	%***	1.10%	1.03%	1.00	%***
Ratio of Expenses to Average Net Assets (excluding waivers, recoupment and fees paid indirectly)	1.14%	1.22	%***	1.16%	1.36%	1.37	%***
Ratio of Net Investment Loss to Average Net Assets	(0.69)%	(0.72)	%***	(0.74)%	(0.64)%	(0.58)	%***
Portfolio Turnover Rate‡	122%	7%		97%	126%	147	%‡‡

†	Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate has not been annualized for periods less than one year.

‡‡	Portfolio turnover rate is for the Fund for the year ended July 31, 2008.

*	The Fund changed its fiscal year end to August 31.

**	Commenced operations on December 31, 2007.

***	Annualized

(1)	Per share data calculated using average shares method.

(2)	Amount is less than $0.01 per share.
The accompanying notes are an integral part of the financial statements.

14

PERIMETER
SMALL CAP GROWTH FUND
Notes to Financial Statements
August 31, 2011
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Perimeter Small Cap Growth Fund.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of The Advisors’ Inner Circle Fund II. Immediately prior to the opening of business on February 8, 2010, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved at a Meeting of Shareholders held on January 14, 2010, the Fund received substantially all of the assets and liabilities of the Predecessor Fund. The shareholders of the Predecessor Fund received Investor Class Shares and I Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.
     The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily (at least 80% of its net assets) in small-cap equity securities. The assets of each fund of the Company are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
     The Fund is registered to offer Investor Class Shares and I Shares.
     The fiscal year end of the Predecessor Fund was July 31. Subsequent to July 31, 2010, the Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of RBB.
     PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAVof the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. As of August 31, 2011, there were no fair valued securities.
     Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of net assets).

15

PERIMETER
SMALL CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Fund’s net assets carried at fair value:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Investments in Securities*	$328,369,252	$328,369,252	$—	$—

*	Please refer to the Portfolio of Investments for industry and security type breakouts.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
     USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles.
     U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

16

PERIMETER
SMALL CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011
     REDEMPTION FEES — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than seven days. The fees are reflected on the Statement of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.
     OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
2. Investment Adviser and Other Services
     Perimeter Capital Management (the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares and I Shares of the Fund (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively, through December 31, 2011. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/ or reimburse certain expenses of the Fund. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the respective share class expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of August 31, 2011, the total fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $56,926 and $183,424, expiring in 2013 and 2014, respectively.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.
     BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to a monthly fee, subject to certain minimums.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Fund’s custodian providing custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     BNY Mellon Distributors Inc. (the “Distributor”), an affiliate of BNY Mellon, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB. Effective February 8, 2010, the Board of Directors adopted a separate Plan of Distribution for the Investor Class Shares (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2011 was $31,296. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$488,577,791	$562,777,733

17

PERIMETER
SMALL CAP GROWTH FUND
Notes to Financial Statements (Continued)
August 31, 2011

5. Federal Tax Information
     The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

			Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$301,686,736	$51,572,626	$(24,890,110)	$26,682,516
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, primarily attributable to the net investment loss, were reclassified among the following accounts:

Undistributed
Net Investment	Accumulated Net
Income	Realized Gain
$3,261,788	$(3,261,788)
     As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Gains
$9,096,108	$50,281,737
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal income tax purposes.
     There were no dividends or distributions paid during the fiscal years or periods ended August 31, 2011, August 31, 2010 or July 31, 2010. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2011, the Fund had no capital loss carryforwards.
     During the year ended August 31, 2011, the Fund utilized $9,010,990 of its capital loss carryforwards to offset capital gain.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended August 31, 2011, the Fund did not incur a net post-October capital loss.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending August 31, 2012.

18

PERIMETER
SMALL CAP GROWTH FUND
Notes to Financial Statements (Concluded)
August 31, 2011

6. New Accounting Pronouncement
     In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7. Subsequent Events
     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

PERIMETER
SMALL CAP GROWTH FUND
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of The RBB Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Perimeter Small Cap Growth Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Perimeter Small Cap Growth Fund at August 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
October 27, 2011

20

PERIMETER
SMALL CAP GROWTH FUND
Shareholder Tax Information
(Unaudited)
     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2011, the Fund did not pay any ordinary income dividends or long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

PERIMETER
SMALL CAP GROWTH FUND
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Perimeter at (888) 968-4964 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Shareholder Meeting Results
     A special meeting of shareholders of the Fund was held on July 29, 2011 to approve a new investment advisory agreement by and between the Company, on behalf of the Fund, and the Adviser in connection with an anticipated change in control of the Adviser.
     The Fund’s shareholders of record on June 10, 2011 (the “Record Date”) were eligible to vote at the meeting. As of the Record Date, the number of shares of the Fund that were issued and outstanding were 33,194,037. A majority of the outstanding voting shares of the Fund approved the proposal by the following votes:

For: 17,556,600	Against: 78,698	Abstain: 433,942
Approval of Investment Advisory Agreement
     As required by the Investment Company Act, the Board of Directors (the “Board”) of Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Perimeter Capital Management (“Perimeter”) and the Company (the “Advisory Agreement”), and the approval of a new advisory agreement between Perimeter and the Company (the “New Advisory Agreement”), on behalf of the Fund in connection with a proposed change of control of Perimeter (the “Transaction”) at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term and the New Advisory Agreement for an initial two-year term. The Board’s decision to approve the Advisory Agreement and New Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement and New Advisory Agreement, the Board considered information provided by Perimeter with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreement and the approval of the New Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund and the Fund’s predecessor fund (the “Predecessor Fund”); (2) the performance of the Fund and the Predecessor Fund; (3) the fact that the Transaction was not expected to affect the manner in which the Fund is advised; (4) the fact that the current investment management team will continue to manage the Fund; (5) the fact that the fee structure under the New Advisory Agreement would be identical to the fee structure under the Advisory Agreement; and (6) other factors deemed relevant.
     Among other things, the Directors reviewed information concerning: (1) the nature, extent and quality of the services provided by Perimeter; (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by Perimeter and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or will be realized as the Fund grows; and (5) the extent to which fee levels reflect the economies of scale, if any, for the benefit of the Fund’s shareholders. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

22

PERIMETER
SMALL CAP GROWTH FUND
Other Information (Continued)
(Unaudited)
     Nature, Extent and Quality of Services Provided to the Fund. The Directors evaluated the nature, extent and quality of the services provided by Perimeter and that Perimeter would provide under the New Advisory Agreement, on the basis of the functions that Perimeter performs, and the quality and stability of the staff committed to those functions, Perimeter’s Form ADV, Perimeter’s favorable compliance record and financial condition and its background and history in providing services to the Fund. The Directors considered Perimeter’s disciplined investment decision-making process used for the Fund. The Directors also considered the fact that Perimeter has not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Directors’ prior experience with Perimeter, the Directors concluded that the nature and extent of the services that Perimeter currently provides and will provide under the New Advisory Agreement, as well as the quality of those services, are satisfactory.
     The Directors took into account that there will be no changes (including changes to the fee structure) that will adversely impact Perimeter’s ability to provide the same quality of services as were provided in the past; the New Advisory Agreement is substantially identical to the Advisory Agreement; the principals of Perimeter would remain the same following the Transaction; Perimeter would be sufficiently capitalized following the Transaction to continue its operations; there are no material litigation, or regulatory, or administrative proceedings pending against Perimeter or its principal executive officers related to services that Perimeter provides to the Fund alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving Perimeter related to services that Perimeter provides to the Fund; there are no material compliance issues or material changes to compliance policies and procedures; the Fund would not bear any expenses related to the Transaction, including expenses related to the proxy statement, and any costs of indemnifying its officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Transaction; and there are no planned fee increases for the Fund over the next two years.
     Section 15(f) of the 1940 Act. The Directors also considered whether the arrangements between Perimeter and the Fund comply with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Company cannot be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).
     Consistent with the first condition of Section 15(f), the Board noted that at least 75% of the Directors are not be “interested persons” (as defined in the Investment Company Act) of Perimeter. With respect to the second condition of Section 15(f), the Board noted that Perimeter had represented that the Transaction will not have an economic impact on Perimeter’s ability to provide services to the Fund and no fee increases are contemplated. Thus, the Transaction will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. The Board also noted that Perimeter had represented that neither Perimeter nor any interested person of Perimeter will receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).
     Costs of Services Provided and Profits Realized by the Adviser. The Directors examined the fee and expense information for the Fund, including a comparison of such information to other similarly situated mutual funds as determined by Lipper Inc. (“Lipper”). The Directors also examined the total expense ratio of the Fund relative to the other mutual funds in its Lipper category.
     The Directors reviewed financial information provided by Perimeter, including information concerning its costs in providing services to the Fund and its profitability. The Directors next considered that the contractual management fees and the actual management fees for the Fund were lower than the median of the Fund’s Lipper peer group. The Directors then noted that Perimeter has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses (other than acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) exceed 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively through December 31, 2011. The Directors also noted Perimeter had orally agreed to extend these contractual fee waivers through at least December 31, 2012.

23

PERIMETER
SMALL CAP GROWTH FUND
Other Information (Concluded)
(Unaudited)
     Based on the information provided, the Directors concluded that the amount of advisory fees that the Fund currently pays under the Advisory Agreement, and will pay under the New Advisory Agreement, to Perimeter are reasonable in light of the nature and quality of the services provided.
     Investment Performance of the Fund. The Directors reviewed information prepared by Lipper as of February 28, 2011 concerning the Fund’s investment performance, both absolutely as well as compared to other funds in the Fund’s peer group. The Directors also considered Perimeter’s quarterly portfolio reviews explaining the Fund’s performance, Perimeter’s consistent and disciplined investment decision process and the investment strategies it employs for the Fund. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Perimeter’s continued investment management services.
     Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the Advisory Agreement and the New Advisory Agreement, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase as well as the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the fee schedule in the Advisory Agreement and the New Advisory Agreement is reasonable and appropriate.
     Other Benefits to the Adviser. In addition to the above factors, the Directors also discussed other benefits received by Perimeter’s from its management of the Fund, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.
     After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Perimeter’s services, the Directors concluded that the investment advisory fees payable by the Fund were fair and reasonable, that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012 and that the New Advisory Agreement should be approved for an initial period ending August 16, 2013.

24

PERIMETER
SMALL CAP GROWTH FUND
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 968-4964.

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served(1)	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund (registered investment company); Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor- Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until September, 2009)

25

PERIMETER
SMALL CAP GROWTH FUND
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served(1)	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS(2)
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company)(until December, 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

26

PERIMETER

SMALL CAP GROWTH FUND

Fund Management (Concluded)
(Unaudited)

Number of
Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served(1)	During Past 5 Years	Director*	Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 DOB: 07/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1)	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

27

PERIMETER
SMALL CAP GROWTH FUND
Privacy Notice
(Unaudited)

FACTS	WHAT DOES THE PERIMETER SMALL CAP GROWTH (“PSCG”) FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the PSCG Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the PSCG Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To Limit Our Sharing:	Call Kevin Humphrey at (770) 350-8700

Questions?	Call Kevin Humphrey at (770) 350-8700

28

PERIMETER
SMALL CAP GROWTH FUND
Privacy Notice (Concluded)
(Unaudited)

What we do

How does the PSCG Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the PSCG Fund collect my personal information?	We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Perimeter Concourse Capital and Perimeter Capital Management, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The PSCG Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• The PSCG Fund WILL NOT share your information with other financial institutions for marketing purposes.

29

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Investment Advisor
Perimeter Capital Management
Six Concourse Parkway
Suite 3300
Atlanta, GA 30328
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young, LLP
Two Commerce Square
2001 Market Street
Suite 4000
Philadelphia, PA 19103
Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

Robeco Investment Funds of The RBB Fund, Inc. Annual Report August 31, 2011 Robeco Boston Partners Small Cap Value Fund II Robeco Boston Partners Long/Short Equity Fund Robeco Boston Partners Long/Short Research Fund Robeco Boston Partners All-Cap Value Fund Robeco WPG Small/Micro Cap Value Fund (formerly Robeco WPG Small Cap Value Fund) This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of Robeco Investment Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

ROBECO INVESTMENT FUNDS
GENERAL MARKET COMMENTARY
Dear Shareholder:
     As we look back over the 12 months ended August 31, 2011, investors had experienced steady gains in the U.S. equity markets during the early months of the year only to see those gains ebb as markets stalled during the second quarter of 2011. Market volatility had also spiked during the quarter as investor sentiment turned decidedly negative. Comments from business and financial leaders did little to sooth investor fears as Business Roundtable leaders claim they see no near-term recession while economic forecasters have stated that the recession has already started. Who will be right?
     The market valuations today tend to signal that investors are worried that the global economy may fall into a deep recession, on the magnitude of the Great Recession of 2008/2009. The chain of events that could lead us down that dark tunnel includes sovereign defaults in Greece, spreading to Portugal, Ireland, Italy and Spain, resulting in a financial crisis for European financial institutions. Lack of credit availability could cause a deep recession in Europe, which in turn could cause another round of de-leveraging of U.S. financial institutions and consumers, slipping the fragile U.S. economy into recession. Finally, with lack of demand from foreign trade partners, the emerging market countries would have a “hard landing” and slow considerably. Political gridlock in the EU and the U.S. offers little hope that policy responses will avert this scenario.
     While the above scenario sounds plausible, does it match with current economic conditions today? Areas of concern include slow employment growth, which has lagged expectations, the housing market appears to be bumping along the bottom, and U.S. GDP growth has decelerated to a tepid 0.9% growth rate in the first half of this year. Bank loan growth, which had turned positive in the second quarter, appears to have softened into the August close. Business trends have clearly slowed and the odds of a recession have increased over the past several months.
     However, investors appear to be ignoring some positive economic trends. Corporate earnings grew 13.7% during the second quarter and Wall Street analysts raised earnings expectations for the ninth straight quarter.
     Looking ahead, earnings are expected to increase some 14% and real capital goods shipments are on track to increase in excess of 17% for the third quarter 2011. U.S. GDP growth is likely to accelerate as retail sales and auto builds have exceeded expectations as of late. Commodity prices have also been under pressure, which is expected to lead to lower inflation readings over the coming months. In addition, the Federal Reserve is expected to implement further actions that are forecasted to have a bigger impact on long-term interest rates than their Quantitative Easing 2 (“QE2”) program.
     In our estimation, the U.S. economy is doing “OK”. If trends deteriorate, we could envision a mild recession in 2012. However, housing, the most cyclical sector of the economy, is already at a 50-year low and will likely not deteriorate much further. The lack of housing activity today is depressing current GDP, as opposed to 2007 when it was artificially adding to GDP. We simply do not see the excesses today that could lead to another Great Recession. In addition, with inflation expecting to moderate in the coming months, the likelihood of more accommodative monetary policies from China, India and Europe has increased, which would help avert a severe slowdown.
     The U.S. faces some significant challenges ahead — high unemployment, budget deficits and a depressed housing market. However, during this de-risking cycle, investors have not given up on the U.S. In fact, just the opposite, as evidenced by record low 10-year bond yields after the first credit downgrade in our government’s history. Investment grade bond yields are near record lows. The U.S. dollar has rebounded. With the barrage of negative headlines, we are seeing a plethora of very attractive investment opportunities today as the share prices of companies of all stripes have been painted by the same brush. We are taking advantage of this universally dour sentiment by buying very high return companies with extremely attractive valuations that have been effectively managing their businesses through tough conditions. We believe this approach will set the table for stronger returns for our clients over time.
Sincerely,
Robeco Investment Management
Annual Report 2011      |      1

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)
Dear Shareholder:
     The Robeco Boston Partners Small Cap Value Fund II outperformed its benchmark, the Russell 2000® Value Index for the year ended August 31, 2011. While the small cap market had declined into the August close, it was not enough to erase the strong gains year-to-date. Domestic headlines returned to the forefront of investors’ minds, e.g., concerns about the economy and budget deficits, along with related economic issues abroad. In this environment, most sectors in the Russell 2000® Value Index declined. Exceptions were Health Care, Utilities, Communications, and notably, the REIT sector.
     At a sector level, the Fund’s portfolio experienced positive returns across most sectors. The Consumer Services, Health Care, and Basic Industries sectors led the outperformance, including stocks in the business services and retail spaces in particular. The Technology and Transportation sectors were also positive contributors to returns over the period, driven principally by security selection.
     Within the Fund’s portfolio, several of our Capital Goods and Consumer Services holdings were down for stock specific reasons, largely symptomatic of the slowing of the economic recovery and lowering of expectations into the August close. Finance was also a detractor from performance, with the laggards being largely in insurance. Losses related to the Japanese earthquake and U.S. tornado season hurt expected underwriting results, along with low rates across the debt market depressing their earnings power. Pricing has begun to improve, however, and we would expect these stocks to head back towards book value. Our underweight to Utilities and REITs also detracted from performance in these positive-returning sectors.
     Looking forward, we believe that the Fund is well-positioned with characteristics that work — attractive valuation, sound fundamentals and catalysts for change — to provide for outperformance over the long term.
Sincerely,
David Dabora
Portfolio Manager, Robeco Boston Partners Small Cap Value Fund II

Top Ten Positions (as of 8/31/11)	% of Net Assets
Ocwen Financial Corp.	1.59%
Cypress Sharpridge Investments, Inc.	1.53%
Globe Specialty Metals, Inc.	1.35%
PHH Corp.	1.30%
Maiden Holdings Ltd.	1.27%
WESCO International, Inc.	1.24%
EnerSys	1.22%
Ascena Retail Group, Inc.	1.21%
Sykes Enterprises, Inc.	1.20%
Knight Capital Group, Inc., Class A	1.15%

Portfolio Review (as of 8/31/11)
P/E: Price/Earnings:	13.7x
P/B: Price/Book:	1.2x
Holdings:	172
Weighted Average Market Capitalization (millions):	$1,078
ROE: Return on Equity:	7.1%
OROA: Operating Return on Operating Assets:	32.6%
Portfolio holdings are subject to change at any time.

Small cap companies, as defined by our product, are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities, which may cause greater volatility and less liquidity. As a result, an investment in Robeco Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.
2      |      Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)
Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices
The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2001 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

[1]	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.
For Period Ended August 31, 2011

					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Small Cap Value Fund II — Institutional Class	17.59%	4.13%	2.32%	7.10%	1.38%	1.30%
Russell 2000® Value Index	16.86%	-0.57%	-0.62%	6.46%	n/a	n/a
Russell 2000® Index(1)	22.19%	0.83%	1.53%	5.85%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.
The Russell 2000® Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.
Annual Report 2011 | 3

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)
Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2001 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

[1]	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.
For Period Ended August 31, 2011

					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Small Cap Value Fund II — Investor Class	17.28%	3.88%	2.06%	6.83%	1.63%	1.55%
Russell 2000® Value Index	16.86%	-0.57%	-0.62%	6.46%	n/a	n/a
Russell 2000® Index(1)	22.19%	0.83%	1.53%	5.85%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.
The Russell 2000® Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.
4      |      Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)
Dear Shareholder:
For the year ended August 31, 2011, the Robeco Boston Partners Long/Short Equity Fund outperformed its benchmark, the S&P 500® index.
The long portfolio had a very “journeyman-like” performance into the August close.There were a couple of names that exhibited stellar performance and a few disappointments, but on balance the longs were unspectacular. As we have mentioned over the last two quarters, many of the compelling long ideas that generated outsized performance over the last two years have been sold and the proceeds have been moved into names that look to provide returns approaching our 12-15% annualized return target, but not considerably more than that. Moreover, the components of the expected long return have shifted away from an anticipated improvement in profitability and/or earnings acceleration to the collection of cash flow/dividend combined with very moderate growth.
The short positions within the Fund’s portfolio exhibited solid performance brought about by the combination of several factors. We identified the two primary contributors as the excess liquidity generated by the Federal Reserve’s second Quantitative Easing effort (QE2) and the “unseasoned” nature of the short portfolio. We received relief on both fronts during the second quarter as the market began to contemplate the ramifications of the end to QE2 on June 30 and many of our freshly initiated shorts of the last two quarters began to report earnings numbers for the first quarter that failed to live up to extraordinarily aggressive assumptions. The combination of the two, and the latter in particular, contributed to strong performance out of the short portfolio during the second quarter in particular.
Whether the second quarter marked an important inflection point in the equity markets or was simply a pause in an otherwise uninterrupted strong bull market beginning in the first quarter of 2009 remains to be seen. It will ultimately be driven by the duration of the profit cycle, as always, which seems to have stalled for the time being. While the first quarter 2011 earnings reports were better than expected, on balance, the order of magnitude of the “beats” shrank considerably and, more importantly, the expectations for future earnings did not increase nearly to the degree they had over the last eight quarters. For example, at the end of the first quarter, the expectations for S&P 500® operating earnings for the full year 2011 were $97 (according to Standard and Poors). On that same basis, the estimate was $98 at the end of the second quarter. In short, the strong earnings recovery which drove a continued move upwards in expectations seen out of corporate America has paused for now. Its future direction will ultimately drive equity returns.
We believe that our longs have better than average earnings visibility either due to very low expectations or superior business models than most. Our expectations for our shorts represent the antithesis of these. Consequently, while it is hard to completely escape the whims of the market, we continue to believe we have the opportunity to create attractive risk adjusted returns for the Fund even in the absence of strong overall equity returns.
Sincerely,
Robert Jones
Portfolio Manager, Robeco Boston Partners Long/Short Equity Fund

Top Ten Long Positions (as of 8/31/11)	% of Net Assets
Microsoft Corp.	2.05%
Anheuser-Busch InBev NV — Sponsored ADR	1.48%
JPMorgan Chase & Co.	1.26%
Johnson & Johnson	1.26%
Pfizer, Inc.	1.24%
Multi-Color Corp.	1.17%
Royal Dutch Shell PLC — ADR	1.15%
Google, Inc., Class A	1.12%
DISH Network Corp., Class A	1.09%
ICON PLC-Sponsored ADR	1.08%

Portfolio Review (as of 8/31/11)	Long		Short
P/E: Price/Earnings:	13.1	x	23.9	x
P/B: Price/Book:	1.4	x	3.8	x
Holdings:	185		151
Weighted Average Market Capitalization (millions):	$29,502		$3,320
ROE: Return on Equity:	10.1%		10.3%
OROA: Operating Return on Operating Assets:	51.4%		34.8%
Portfolio holdings are subject to change at any time.

Investment in shares of the Robeco Boston Partners Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity conditions.
Annual Report 2011      |      5

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)
Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index
The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2001 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.
For Period Ended August 31, 2011

					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Long/Short Equity Fund — Institutional Class	23.66%	21.13%	13.02%	9.79%	3.45%	3.40%
S&P 500® Index	18.50%	0.54%	0.78%	2.70%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.
The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.
6      |      ANNUAL REPORT 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)
Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2001 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.
For Period Ended August 31, 2011

					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
Long/Short Equity Fund — Investor Class	23.37%	20.62%	12.62%	9.46%	3.70%	3.65%
S&P 500® Index	18.50%	0.54%	0.78%	2.70%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.
The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.
Annual Report 2011      |      7

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)
Dear Shareholder:
     The Robeco Boston Partners Long/Short Research Fund modestly underperformed its benchmark, the S&P 500®, for the 11-month period ended August 31, 2011. The Fund’s performance was frustrating, and stems largely from our long holdings over the past eleven months.
     The reasons for the lackluster performance on the long side are straightforward. As a value manager, the securities within the portfolio were cheaper on a valuation basis and growth outperformed value by about 6% during the period. In addition, Apple Inc. shares were not added to the portfolio until very recently, which impacted relative performance. Apple, which has the biggest weight in the benchmark, rose more than 36% during the eleven months, and was the single largest contributor to the benchmark’s performance. Our bias for owning cheap stocks will continue —and over time, the person who buys cheapest gets the highest return — and we will always be looking for bargains, including our recent purchase of Apple Inc. shares, which now trade for less than 9 times 2012 estimated earnings, once adjusting for the company’s substantial cash hoard.
     Since July, macro concerns surrounding the survivability of the Eurozone, the ability of the U.S. to repay its growing debt, and continued high unemployment rates in most of the developed world have taken their toll on equity prices. As analysts, we look at the continued high free cash flows, high marginal returns on capital expenditures and low debt levels of most corporations in the developed world and scratch our heads that share prices are so low. Even Berkshire Hathaway - in our opinion, one of the best run companies in the world — has traded below intrinsic value recently. As a result, you should expect that we will be buying more stock than we are selling short, so our 55-60% net long weight will likely move higher in coming months. What will not change is our tendency to own companies with strong business trends selling at bargain prices, nor our preference for selling short expensive shares with trouble ahead.
     Thank you for your continued support and investment in the Fund.
Sincerely,
Eric Connerly
Portfolio Manager, Robeco Boston Partners
Long/Short Research Fund

Top Ten Long Positions (as of 8/31/11)	% of Net Assets
JPMorgan Chase & Co.	1.15%
Wells Fargo & Co.	1.14%
SM Energy Co.	1.08%
Microsoft Corp.	1.02%
Oracle Corp.	1.02%
EMC Corp.	0.98%
McGraw-Hill Cos., Inc., (The)	0.95%
Ingram Micro, Inc., Class A	0.93%
Anheuser-Busch InBev NV — Sponsored ADR	0.88%
Honeywell International, Inc.	0.87%

Portfolio Review (as of 8/31/11)	Long		Short
P/E: Price/Earnings:	12.9	x	13.5	x
P/B: Price/Book:	1.6	x	2.0	x
Holdings:	205		180
Weighted Average Market Capitalization (millions):	$35,319		$5,234
ROE: Return on Equity:	15.9%		7.4%
OROA: Operating Return on Operating Assets:	58.8%		30.0%
Portfolio holdings are subject to change at any time.

The Robeco Boston Partners Long/Short Research Fund will engage in short sales which theoretically involves unlimited loss potential since the market price of securities may continuously increase. This may have the effect of increased leverage with risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), Real Estate Investments Trusts (affected by economic factors related to the real estate industry), illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.
8      |      Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)
Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index
The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.
For Period Ended August 31, 2011

	Total Return	Gross	Net
	Since	Expense	Expense
	Inception(1)	Ratio	Ratio
Long/Short Research Fund — Institutional Class	6.00%	3.36%	2.43%
S&P 500® Index	8.79%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

[1]	For the period September 30, 2010 (commencement of operations) through August 31, 2011.
The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.
Annual Report 2011      |      9

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)
Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.
For Period Ended August 31, 2011

	Total Return	Gross	Net
	Since	Expense	Expense
	Inception(1)	Ratio	Ratio
Long/Short Research Fund — Investor Class	1.73%	3.61%	2.68%
S&P 500® Index	4.81%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

[1]	For the period November 29, 2010 (commencement of operations) through August 31, 2011.
The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.
10 | Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)
Dear Shareholder:
     For the year ended August 31, 2011, the Robeco Boston Partners All Cap Value Fund trailed its benchmark, the Russell 3000 Value Index, amidst mixed pockets of relative strength and weakness.
     The past several months were fairly indicative of the Fund’s broader performance pattern for the year-to-date period. Our underweight to the Utilities sector has detracted from relative return, while our larger overweights, notably in the Technology sector, have contributed to relative performance.
     At the sector level, the Fund’s largest contributions to relative performance this year have come from Health Care, Consumer Services and Technology. Within Technology, the Fund’s stock selection advantage was led by double-digit returns from out-of-benchmark holdings. While positive performance from Health Care can be attributed to both sector allocation and security selection, Consumer Services performance was driven principally by sector allocation. With respect to security selection within the Fund’s Consumer Services holdings, several names had detracted from performance due largely to subpar returns from several blue-chip retailers. We believe current valuations for well-run retailers preach patience as managements implement various programs to increase their business’ earnings power as economic conditions improve.
     The Fund’s underweight to Communications had detracted from relative performance over the period as did the Fund’s Energy position, also an underweight, which had trailed the index’s return this year. This was due primarily to the index’s first quarter lift from volatile oil services stocks not held by the Fund.
     As noted in our market commentary, the barrage of negative headlines has painted the share prices of companies of all stripes by the same brush. The return correlations among stocks have been historically high. We have been taking advantage of this by buying high-return businesses at attractive valuations that have been effectively managing their way through tough conditions. As always, we will continue to manage the Fund stock-by-stock within our three-circle discipline of valuation, fundamentals and catalysts.
Sincerely,
Duilio Romallo — Portfolio Manager, Robeco Boston Partners
All-Cap Value Fund

Top Ten Positions (as of 8/31/11)	% of Net Assets
Pfizer, Inc.	3.55%
JPMorgan Chase & Co.	3.21%
Amgen, Inc.	2.22%
Vodafone Group PLC — Sponsored ADR	2.05%
EOG Resources, Inc.	1.99%
Microsoft Corp.	1.95%
Johnson & Johnson	1.87%
Chevron Corp.	1.82%
Occidental Petroleum Corp.	1.79%
Target Corp.	1.79%

Portfolio Review (as of 8/31/11)
P/E: Price/Earnings:	12.4x
P/B: Price/Book:	1.4x
Holdings:	129
Weighted Average Market Capitalization (millions):	$52,649
ROE: Return on Equity:	18.2%
OROA: Operating Return on Operating Assets:	35.9%
Portfolio holdings are subject to change at any time.
The Robeco Boston Partners All-Cap Value Fund may invest in small cap companies. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities and options (a type of derivative), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. As a result, an investment in the Fund should be part of a carefully diversified portfolio.
Annual Report 2011 | 11

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)
Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners All-Cap Value Fund vs. Russell Indices
The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
For Period Ended August 31, 2011

	Average Annual Total Return				Gross	Net
				Since	Expense	Expense
	1 Year	3 Year	5 Year	Inception(2)	Ratio	Ratio
All-Cap Value Fund — Institutional Class	13.75%	3.42%	2.96%	8.13%	1.10%	0.70%
Russell 3000® Value Index	14.55%	-1.38%	-1.54%	4.42%	n/a	n/a
Russell 3000® Index(1)	19.30%	0.84%	1.14%	4.94%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

[1]	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

[2]	For the period July 1, 2002 (commencement of operations) through August 31, 2011.
The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
12 | Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)
Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners All-Cap Value Fund vs. Russell Indices
The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.
For Period Ended August 31, 2011

	Average Annual Total Return				Gross	Net
				Since	Expense	Expense
	1 Year	3 Year	5 Year	Inception(2)	Ratio	Ratio
All-Cap Value Fund — Investor Class	13.55%	3.16%	2.70%	7.86%	1.35%	0.95%
Russell 3000® Value Index	14.55%	-1.38%	-1.54%	4.42%	n/a	n/a
Russell 3000® Index(1)	19.30%	0.84%	1.14%	4.94%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectuses. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

[1]	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

[2]	For the period July 1, 2002 (commencement of operations) through August 31, 2011.
The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Annual Report 2011 | 13

ROBECO INVESTMENT FUNDS
ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited)
Dear Shareholder:
     The Robeco WPG Small/Micro Cap Value Fund underper-formed its benchmark, the Russell 2000® Value Index, for the year ended August 31, 2011. Equity markets, particularly small cap stocks, struggled to gain traction in the face of deteriorating macroeconomic data, the continuing sovereign solvency issues in Europe, and the prospects of a debt ceiling breach here in the U.S.
     As of the August close, stock selection factors continued to negatively impact performance of the portfolio. Of note, several stocks that accounted for significant weightings in the Fund, had underperformed over the period impacting performance.
     On a sector basis, Finance, Consumer Services and Basic Industries were the largest positive contributors to relative performance. Finance outperformed, because of the Fund’s position in the reinsurance space. Consumer Services benefitted from stock selection decisions, while Basic Industries outperformed due to a combination of both sector allocation and stock picking decisions although there were no single outstanding performers.
     The biggest detractors to performance were the Communications, Consumer Non-Durables and Health Care sectors.
     During the second quarter, we made a few new purchases and sales of individual stocks which in combination with the annual Russell 2000® Value Index rebalance altered some of our sector overweight and underweights within the Fund’s portfolio. Most notably, our underweight in Technology was increasing due to a number of holdings that were sold upon hitting their price targets. Meanwhile, the Technology weighting in the Russell 2000 Value had been increased. We plan to reduce our underweight in Technology in the future by increasing the size of high conviction investments in the sector as well as finding new names. In addition to the Technology changes, we reduced our overweight in Health Care as we think the valuation imbalances we spotted in the sector are largely corrected. Our underweight in Energy was also reduced as its weighting in the rebalance was significantly reduced.
     Looking forward, we anticipate choppy sailing in the equity markets as investors come to grips with a growing economic malaise, waning consumer confidence and deleveraging in various forms. We continue to find interesting investment opportunities on a one off basis, but wholesale sector or industry mispricings are not immediately evident aside from our recent work on the airline industry.
Sincerely,
Richard Shuster
Portfolio Manager, Robeco WPG Small/Micro Cap Value Fund
Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The Robeco WPG Small/Micro Cap Value Fund’s value and return. Investments in Real Estate Investment Trusts may be affected by economic forces and other factors related to the real estate industry. There is risk that the special situation might not occur which could have a negative impact on the securities. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant. The Fund may invest in securities that are traded only in the over-the-counter market as well as small cap and micro cap securities. These securities may be subject to wide fluctuations in market value.

Top Ten Positions (as of 8/31/11)	% of Net Assets
Geo Group, Inc., (The)	3.67%
Meadowbrook Insurance Group, Inc.	2.64%
Wabash National Corp.	2.63%
Chiquita Brands International, Inc.	2.32%
Spirit Airlines, Inc.	2.28%
Campus Crest Communities, Inc.	1.88%
Scorpio Tankers, Inc.	1.83%
Tutor Perini Corp.	1.66%
FTI Consulting, Inc.	1.59%
Maiden Holdings Ltd.	1.58%

Portfolio Review (as of 8/31/11)
P/E: Price/Earnings:	8.8x
P/B: Price/Book:	1.0x
Holdings:	111
Weighted Average Market Capitalization (millions):	$844
ROE: Return on Equity:	12.1%
OROA: Operating Return on Operating Assets:	21.3%
Portfolio holdings are subject to change at any time.
14 | Annual Report 2011

ROBECO INVESTMENT FUNDS
ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)
Comparison of Change in Value of $100,000 Investment in
Robeco WPG Small/Micro Cap Value Fund vs. Russell Index
The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2001 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.
For Period Ended August 31, 2011

					Gross	Net
	Average Annual Total Return				Expense	Expense
	1 Year	3 Year	5 Year	10 Year	Ratio	Ratio
WPG Small/Micro Cap Value Fund — Institutional Class	5.67%	0.56%	-0.29%	3.63%	1.78%	1.70%
Russell 2000® Value Index	16.86%	-0.57%	-0.62%	6.46%	n/a	n/a
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed to waive a portion of its advisory fee and reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. This rate can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.
The Russell 2000® Value Index is an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
Annual Report 2011 |15

ROBECO INVESTMENT FUNDS
FUND EXPENSE EXAMPLES (unaudited)
As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
The first line of the accompanying tables provides information about actual account values and actual expenses.You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds.To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Table

	Beginning Account	Ending Account	Annualized		Expenses
	Value	Value	Expense		Paid During
	March 1, 2011	August 31, 2011	Ratio		Period*
Robeco Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$877.10	1.30%		$6.15
Hypothetical	1,000.00	1,018.57	1.30%		6.64
Investor
Actual	$1,000.00	$876.70	1.55%		$7.33
Hypothetical	1,000.00	1,017.29	1.55%		7.91
Robeco Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$968.30	3.70	%(1)	$18.36
Hypothetical	1,000.00	1,006.55	3.70	%(1)	18.71
Investor
Actual	$1,000.00	$967.00	3.95	%(1)	$19.58
Hypothetical	1,000.00	1,005.29	3.95	%(1)	19.97
Robeco Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$952.40	2.69	%(1)	$13.24
Hypothetical	1,000.00	1,011.64	2.69	%(1)	13.64
Investor
Actual	$1,000.00	$951.40	2.99	%(1)	$14.71
Hypothetical	1,000.00	1,010.13	2.99	%(1)	15.15
16 | Annual Report 2011

ROBECO INVESTMENT FUNDS
FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account	Ending Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	March 1, 2011	August 31, 2011	Ratio	Period*
Robeco Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$899.10	0.70%	$3.35
Hypothetical	1,000.00	1,021.63	0.70%	3.57
Investor
Actual	$1,000.00	$898.10	0.95%	$4.55
Hypothetical	1,000.00	1,020.36	0.95%	4.85
Robeco Boston Partners WPG Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$813.10	1.65%	$7.54
Hypothetical	1,000.00	1,016.78	1.65%	8.42

*	Expenses are equal to the Fund’s annualized six-month expense ratios in the table below, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

(1)	These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 1.23% of average net assets for the most recent fiscal year for the Robeco Boston Partners Long/Short Equity Fund and 0.96% and 1.01% for the Institutional Class and Investor Class of the Robeco Boston Partners Long/Short Research Fund, respectively.
Annual Report 2011 | 17

ROBECO INVESTMENT FUNDS	August 31, 2011
Portfolio Holdings Summary Tables (unaudited)
ROBECO BOSTON PARTNERS
SMALL CAP VALUE FUND II

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCK
Consumer Services	21.5%	$21,667,743
Finance	19.3	19,455,274
Capital Goods	13.3	13,415,532
Health Care	10.9	10,908,576
Technology	10.4	10,499,653
Consumer Non-Durables	6.5	6,571,005
Real Estate Investment Trusts	5.6	5,653,643
Consumer Durables	2.3	2,320,039
Energy	2.1	2,118,458
Basic Industries	2.0	2,025,844
Utilities	2.0	2,011,328
Transportation	1.9	1,872,452
Communications	0.7	673,114
SECURITIES LENDING COLLATERAL	9.8	9,833,580
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.3)	(8,363,996)

NET ASSETS	100.0%	$100,662,245

Portfolio holdings are subject to change at any time.
ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCK
Finance	21.8%	$103,110,201
Technology	18.5	87,487,751
Consumer Services	14.5	68,813,709
Health Care	13.7	64,677,662
Consumer Non-Durables	6.2	29,438,604
Communications	6.2	29,280,954
Capital Goods	5.3	24,844,114
Energy	3.9	18,448,766
Basic Industries	3.4	15,864,585
Consumer Durables	0.8	3,663,447
Utilities	0.4	2,003,509
Real Estate Investment Trusts	0.3	1,576,980
Transportation	0.1	543,238
PREFERRED STOCK	0.4	1,867,095
SECURITIES LENDING COLLATERAL	1.1	5,193,833
SECURITIES SOLD SHORT	(46.8)	(221,497,838)
OPTIONS WRITTEN	(0.4)	(1,731,410)
OTHER ASSETS IN EXCESS OF LIABILITIES	50.6	239,533,950

NET ASSETS	100.0%	$473,119,150

Portfolio holdings are subject to change at any time.
ROBECO BOSTON PARTNERS
LONG/SHORT RESEARCH FUND

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCK
Finance	18.3%	$10,514,948
Consumer Services	18.1	10,422,843
Technology	17.9	10,319,949
Capital Goods	9.3	5,348,932
Health Care	8.9	5,105,302
Consumer Non-Durables	6.5	3,738,089
Communications	5.1	2,913,950
Energy	4.7	2,683,004
Basic Industries	3.5	2,038,243
Consumer Durables	1.5	881,898
Utilities	0.7	387,347
Transportation	0.5	300,157
OPTIONS WRITTEN	0.0	(16,835)
SECURITIES SOLD SHORT	(39.5)	(22,698,808)
OTHER ASSETS IN EXCESS OF LIABILITIES	44.5	25,605,842

NET ASSETS	100.0%	$57,544,861

Portfolio holdings are subject to change at any time.
ROBECO BOSTON PARTNERS
ALL-CAP VALUE FUND

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCK
Finance	27.4%	$64,721,223
Consumer Services	16.7	39,466,302
Health Care	15.6	36,953,279
Technology	13.8	32,541,624
Energy	9.7	22,854,447
Capital Goods	5.6	13,269,951
Consumer Non-Durables	5.6	13,199,852
Communications	2.3	5,373,402
Real Estate Investment Trusts	0.6	1,484,072
Consumer Durables	0.5	1,285,009
Basic Industries	0.3	821,131
Utilities	0.3	700,053
PREFERRED STOCK	0.0	72,437
CORPORATE BONDS	0.0	75,500
SECURITIES LENDING COLLATERAL	5.3	12,407,335
WRITTEN OPTIONS	(0.1)	(226,763)
LIABILITIES IN EXCESS OF OTHER ASSETS	(3.6)	(8,449,915)

NET ASSETS	100.0%	$236,548,939

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
18 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011
Portfolio Holdings Summary Tables (unaudited)
ROBECO WPG SMALL/MICRO CAP VALUE FUND

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCK
Finance	23.8%	$7,921,153
Consumer Services	17.2	5,725,196
Capital Goods	11.7	3,888,811
Real Estate Investment Trusts	10.4	3,468,623
Transportation	6.8	2,244,183
Health Care	6.2	2,072,195
Technology	5.6	1,850,182
Utilities	4.5	1,485,842
Consumer Non-Durables	4.4	1,470,947
Communications	3.3	1,106,513
Energy	2.7	883,339
Consumer Durables	1.7	562,802
Basic Industries	1.1	373,697
PREFERRED STOCK	0.3	91,773
SECURITIES LENDING COLLATERAL	13.3	4,411,479
LIABILITIES IN EXCESS OF OTHER ASSETS	(13.0)	(4,319,134)

NET ASSETS	100.0%	$33,237,601

Portfolio holdings are subject to change at any time.
the accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 19

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio of Investments

	Number
	of Shares	Value
COMMON STOCK—98.5%
Basic Industries—2.0%
Graphic Packaging Holding Co. *	152,385	$641,541
Schweitzer-Mauduit International, Inc.	13,600	815,728
Sensient Technologies Corp.	10,470	380,585
Spartech Corp. *	42,725	187,990

		2,025,844

Capital Goods—13.3%
Actuant Corp., Class A	46,430	932,314
Ampco-Pittsburgh Corp.	15,210	324,429
Beacon Roofing Supply, Inc. *	53,760	997,786
Brady Corp., Class A	23,988	659,670
Curtiss-Wright Corp.	4,205	129,472
Drew Industries, Inc.	20,805	414,228
Globe Specialty Metals, Inc.	81,360	1,362,780
Granite Construction, Inc.	19,840	411,283
Griffon Corp. *	75,910	663,453
Hillenbrand, Inc.	28,790	587,316
Huntington Ingalls Industries, Inc. *	15,025	449,848
Insituform Technologies, Inc., Class A *	50,335	832,038
Mueller Industries, Inc.	15,075	710,635
Mueller Water Products, Inc., Class A (a)	91,485	212,245
Olin Corp.	16,365	326,318
Orion Marine Group, Inc. *	110,000	707,300
Rofin-Sinar Technologies, Inc. *	6,170	142,465
Terex Corp. *	33,090	533,742
Tutor Perini Corp.	35,150	493,506
UniTek Global Services, Inc. *	45,005	235,376
WESCO International, Inc. *	28,860	1,243,577
World Fuel Services Corp.	28,157	1,045,751

		13,415,532

Communications—0.7%
EarthLink, Inc. (a)	47,890	353,428
Monster Worldwide, Inc. *	33,865	319,686

		673,114

Consumer Durables—2.3%
Exide Technologies *	47,940	270,382
Sealy Corp. *	133,870	273,095
Thor Industries, Inc. (a)	45,500	1,011,465
Tower International, Inc. *	54,885	765,097

		2,320,039

Consumer Non-Durables—6.5%
Alliance One International, Inc. *	81,170	258,932
Brown Shoe Co., Inc. (a)	37,312	307,078
Callaway Golf Co. (a)	79,900	449,038
Dole Food Co., Inc. *	89,445	1,008,045
Fresh Del Monte Produce, Inc.	23,345	563,548
Matthews International Corp., Class A	9,970	333,098
Nu Skin Enterprises, Inc., Class A (a)	17,345	733,520
Sanderson Farms, Inc. (a)	6,935	271,852
Skechers U.S.A., Inc., Class A *	28,130	453,737
Steven Madden Ltd. *	23,088	833,939
Take-Two Interactive Software, Inc. *	46,400	613,408
Universal Corp.	18,300	744,810

		6,571,005

Consumer Services—21.5%
ABM Industries, Inc.	20,215	413,195
Aeropostale, Inc. * (a)	32,160	359,549
American Eagle Outfitters, Inc. (a)	80,515	891,301
Asbury Automotive Group, Inc. *	49,805	936,832
Ascena Retail Group, Inc. *	42,900	1,219,218
Asset Acceptance Capital Corp. *	25,675	103,855
Brink’s Co., (The)	37,460	962,722
Cato Corp., (The), Class A	13,335	338,442
CBIZ, Inc. * (a)	50,250	342,202
Charming Shoppes, Inc. *	133,540	423,322
Children’s Place Retail Stores, Inc., (The) * (a)	18,365	788,226
Ennis, Inc.	20,035	317,955
Finish Line, Inc., (The), Class A	53,545	1,076,255
FTI Consulting, Inc. * (a)	21,405	778,714
G&K Services, Inc., Class A	16,912	477,257
Geo Group, Inc., (The) *	19,515	418,987
Group 1 Automotive, Inc.	16,820	702,235
Heidrick & Struggles International, Inc.	36,430	756,651
International Speedway Corp., Class A	37,568	945,211
KAR Auction Services, Inc. *	50,675	743,402
Knoll, Inc.	44,038	696,681
Korn/Ferry International *	17,285	281,054
Live Nation Entertainment, Inc. *	67,410	623,542
MAXIMUS, Inc.	21,885	809,526
Men’s Wearhouse, Inc., (The)	23,805	688,203
Navigant Consulting, Inc. *	113,650	1,078,538
Odyssey Marine Exploration, Inc. * (a)	113,050	316,540
Regis Corp.	37,220	549,739
Rent-A-Center, Inc.	29,120	820,602
RPX Corp. *	13,910	376,961
Service Corp. International	56,830	580,803
SFN Group, Inc. *	33,365	467,444
Steiner Leisure Ltd. *	7,410	295,585
Steinway Musical Instruments *	17,810	442,935
Viad Corp.	13,725	282,323
XO Group, Inc. *	40,015	361,736

		21,667,743

Energy—2.1%
Bristow Group, Inc.	15,375	676,192
Helix Energy Solutions Group, Inc. *	30,940	522,577
Rosetta Resources, Inc. *	20,015	919,689

		2,118,458

Finance—19.3%
Ameris Bancorp *	22,128	203,578
AMERISAFE, Inc. *	17,320	341,724
The accompanying notes are in integral part of the financial statements.
20 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	Portfolio of Investments

	Number
	of Shares	Value
Finance—(continued)
Apollo Investment Corp. (a)	34,735	$315,741
Centerstate Banks, Inc.	51,285	305,659
Citizens Republic Bancorp, Inc. *	43,385	343,175
Columbia Banking System, Inc.	26,510	433,438
Cowen Group, Inc., Class A *	25,730	89,540
Cypress Sharpridge Investments, Inc. (a)	115,040	1,535,784
FBR & Co. *	114,580	292,179
Fifth Street Finance Corp. (a)	86,670	858,900
First American Financial Corp.	43,400	661,850
First Citizens Bancshares, Inc., Class A	3,140	499,260
Flagstone Reinsurance Holdings S.A.	22,245	157,939
Gladstone Capital Corp.	14,695	118,883
Global Indemnity PLC *	13,358	247,123
Heritage Financial Corp.	32,355	377,583
Horace Mann Educators Corp.	23,965	319,214
Infinity Property & Casualty Corp.	10,475	534,749
JMP Group, Inc.	63,055	428,143
Knight Capital Group, Inc., Class A *	89,700	1,158,027
Maiden Holdings Ltd.	150,575	1,282,899
MGIC Investment Corp. *	121,355	315,523
Nara Bancorp, Inc. *	125,230	889,133
Navigators Group, Inc., (The) *	8,350	373,830
Nelnet, Inc., Class A	36,871	707,923
Ocwen Financial Corp. *	115,965	1,600,317
Park Sterling Corp. *	41,045	169,105
PHH Corp. * (a)	68,860	1,306,274
Platinum Underwriters Holdings Ltd.	22,675	714,263
ProAssurance Corp. *	3,945	286,249
Safety Insurance Group, Inc.	9,470	369,330
State Auto Financial Corp.	30,705	432,326
Stewart Information Services Corp. (a)	41,315	393,732
Symetra Financial Corp.	72,755	779,934
United Rentals, Inc. * (a)	12,480	208,166
Washington Federal, Inc.	26,865	403,781

		19,455,274

Health Care—10.9%
Addus HomeCare Corp. *	47,936	239,680
Amsurg Corp. *	19,820	448,527
Centene Corp. *	16,920	539,579
CONMED Corp. *	9,305	218,202
Hanger Orthopedic Group, Inc. *	28,530	535,793
ICON PLC, Sponsored ADR *	48,965	1,043,444
Integra Lifesciences Holdings Corp. *	12,450	496,506
Kindred Healthcare, Inc. *	76,727	992,847
LHC Group, Inc. *	16,185	323,376
LifePoint Hospitals, Inc. *	14,135	518,754
Lincare Holdings, Inc.	21,910	471,722
Omnicell, Inc. *	24,025	375,751
Owens & Minor, Inc.	24,952	734,587
PAREXEL International Corp. *	27,915	568,908
Select Medical Holdings Corp. *	83,800	607,550
Symmetry Medical, Inc. *	111,975	932,752
U.S. Physical Therapy, Inc.	56,004	1,112,239
VCA Antech, Inc. *	40,430	748,359

		10,908,576

Real Estate Investment Trusts—5.6%
Anworth Mortgage Asset Corp.	115,422	829,884
Capstead Mortgage Corp.	29,205	388,719
Chatham Lodging Trust	48,495	487,860
Colony Financial, Inc. (a)	20,940	323,104
Gladstone Commercial Corp.	16,935	280,105
Hatteras Financial Corp.	39,285	1,084,659
MFA Financial, Inc.	86,550	648,260
Monmouth Real Estate Investment Corp., Class A	66,215	537,666
Redwood Trust, Inc.	43,470	545,983
Two Harbors Investment Corp.	55,110	527,403

		5,653,643

Technology—10.4%
Actuate Corp. *	64,000	407,680
Bel Fuse, Inc., Class B	14,995	260,013
Belden, Inc.	37,860	1,155,109
Brooks Automation, Inc.	42,315	400,300
Coherent, Inc. *	6,840	302,396
Dolan Co., (The) *	23,610	199,977
Electronics for Imaging, Inc. *	26,590	377,844
EnerSys *	54,475	1,224,053
Generac Holdings, Inc. *	22,260	458,779
Heartland Payment Systems, Inc. (a)	39,250	844,267
Imation Corp. *	28,735	199,421
Insight Enterprises, Inc. *	18,345	345,253
Integrated Device Technology, Inc. *	74,260	420,312
Ness Technologies, Inc. *	34,465	264,002
NETGEAR, Inc. *	27,120	754,207
Sykes Enterprises, Inc. *	77,105	1,206,693
SYNNEX Corp. *	38,975	1,026,602
TeleTech Holdings, Inc. *	19,085	338,568
Teradyne, Inc. * (a)	25,965	314,177

		10,499,653

Transportation—1.9%
Diana Shipping, Inc. *	37,020	338,363
Landstar System, Inc.	13,665	553,296
UTi Worldwide, Inc.	72,410	980,793

		1,872,452

Utilities—2.0%
PNM Resources, Inc.	66,730	998,281
SemGroup Corp., Class A *	44,180	1,013,047

		2,011,328

TOTAL COMMON STOCK (Cost $97,333,369)		99,192,661

The accompanying notes are in integral part of the financial statements.
Annual Report 2011 | 21

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	Portfolio of Investments

	Number
	of Shares	Value
SECURITIES LENDING COLLATERAL—9.8%
Institutional Money Market Trust	9,833,580	$9,833,580

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,833,580)		9,833,580

TOTAL INVESTMENTS—108.3% (Cost $107,166,949)		109,026,241

LIABILITIES IN EXCESS OF OTHER ASSETS—(8.3)%		(8,363,996)

NET ASSETS—100.0%		$100,662,245

ADR	— American Depositary Receipt

PLC	— Public Limited Company

*	— Non-income producing.

(a)	— All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)
A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows (see Note 1 in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Common Stock *	$99,192,661	$99,192,661	$—	$—
Securities Lending Collateral	9,833,580	9,833,580	—	—

Total Assets	$109,026,241	$109,026,241	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.
The accompanying notes are in integral part of the financial statements.
22 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio of Investments

	Number
	of Shares	Value
LONG POSITIONS—96.6%
COMMON STOCK—95.1%
Basic Industries—3.4%
AEP Industries, Inc. * †	91,334	$2,483,371
Boise, Inc. †	501,110	3,111,893
Ferro Corp. * †	249,445	2,087,855
POSCO — ADR †	30,650	2,916,041
Sealed Air Corp.	158,735	2,923,899
Spartech Corp. * †	532,165	2,341,526

		15,864,585

Capital Goods—5.3%
Chase Corp. †	75,662	966,204
Ducommun, Inc. †	145,300	2,696,768
General Electric Co.	181,775	2,964,750
Hardinge, Inc.	98,040	953,929
Innovative Solutions and Support, Inc. *	276,442	1,326,922
Lakeland Industries, Inc. *	53,115	413,766
Michael Baker Corp. * †	172,357	3,886,650
Miller Industries, Inc.	30,475	592,129
NACCO Industries, Inc., Class A †	50,280	3,856,979
Tyco International Ltd. †	112,120	4,661,950
US Concrete, Inc. *	59,743	340,535
WaterFurnace Renewable Energy, Inc.	109,940	2,183,532

		24,844,114

Communications—6.2%
Comcast Corp., Class A	218,910	4,708,754
DISH Network Corp., Class A * †	208,275	5,177,716
Google, Inc., Class A * †	9,765	5,282,474
InfoSpace, Inc. * †	502,160	4,800,650
iPass, Inc. *	969,940	1,425,812
Progress Software Corp. *	120,050	2,500,642
SureWest Communications †	228,495	2,650,542
TNS, Inc. *	80,410	1,363,754
USA Mobility, Inc.	90,350	1,370,610

		29,280,954

Consumer Durables—0.8%
D.R. Horton, Inc. †	171,420	1,803,338
Hooker Furniture Corp. †	99,222	897,959
Libbey, Inc. * †	74,240	962,150

		3,663,447

Consumer Non-Durables—6.2%
Activision Blizzard, Inc. †	289,420	3,426,733
Anheuser-Busch InBev NV — Sponsored ADR † .	126,945	7,014,981
Coca-Cola Femsa S.A. de C.V. — Sponsored ADR †	38,205	3,773,890
Force Protection, Inc. *	485,305	1,984,897
Hanesbrands, Inc. * †	97,290	2,778,602
Kenneth Cole Productions, Inc., Class A * †	265,234	3,079,367
Lorillard, Inc. †	45,505	5,070,167
Matthews International Corp., Class A †	69,140	2,309,967

		29,438,604

Consumer Services—14.5%
AFC Enterprises, Inc. * †	148,591	1,930,197
Barrett Business Services, Inc. †	148,733	2,128,369
Benihana, Inc., Class A * †	131,585	1,067,154
Century Casinos, Inc. *	831,881	2,320,948
Charming Shoppes, Inc. *	632,665	2,005,548
Christopher & Banks Corp. †	408,480	1,944,365
Courier Corp.	215,013	1,593,246
CVS Caremark Corp. † #	141,310	5,074,442
Destination Maternity Corp. †	128,913	1,811,228
Ediets.Com, Inc. * (a)	216,897	325,345
Ennis, Inc. †	204,600	3,247,002
G.Willi-Food International Ltd. *	249,180	1,495,080
Heidrick & Struggles International, Inc. †	91,915	1,909,074
Hudson Highland Group, Inc. * †	484,353	2,547,697
MarineMax, Inc. * †	136,771	928,675
Midas, Inc. * †	388,262	3,125,509
Multi-Color Corp. (a) †	213,451	5,553,995
Nash Finch Co.	76,830	2,443,194
Navigant Consulting, Inc. * †	242,195	2,298,431
RadioShack Corp.	145,800	1,896,858
Republic Services, Inc.	72,895	2,213,092
Saga Communications, Inc., Class A * †	80,233	2,507,281
Speedway Motorsports, Inc. †	254,095	3,402,332
Towers Watson & Co., Class A †	38,455	2,268,460
Viad Corp. †	108,425	2,230,302
Wal-Mart Stores, Inc. †	62,360	3,318,176
Walgreen Co. † #	110,775	3,900,388
Walt Disney Co. (The) †	97,690	3,327,321

		68,813,709

Energy—3.9%
Canadian Natural Resources Ltd. †	97,415	3,669,623
Cenovus Energy, Inc. †	102,480	3,697,478
Ensco PLC — Sponsored ADR †	41,810	2,017,751
EOG Resources, Inc. †	39,370	3,645,268
Royal Dutch Shell PLC — ADR	80,815	5,418,646

		18,448,766

Finance—21.8%
ACE Ltd. †	74,890	4,836,396
Alterra Capital Holdings Ltd. †	96,795	1,974,618
Axis Capital Holdings Ltd. †	120,495	3,453,387
Bank of Commerce Holdings	137,428	490,618
BankFinancial Corp.	59,915	463,143
Berkshire Hathaway, Inc., Class B * † #	49,760	3,632,480
Calamos Asset Management, Inc., Class A †	223,745	2,637,953
CapitalSource, Inc. †	224,120	1,423,162
Capitol Federal Financial, Inc. †	107,775	1,156,426
Century Bancorp, Inc., Class A †	38,003	1,015,060
Citigroup, Inc. †	139,493	4,331,258
Citizens Republic Bancorp, Inc. *	136,064	1,076,266
Cowen Group, Inc., Class A *	775,320	2,698,114
Endurance Specialty Holdings Ltd. †	106,925	3,866,408
ESSA Bancorp, Inc.	40,085	453,762
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 23

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Finance—(continued)
Fairfax Financial Holdings Ltd. †	4,970	$2,002,922
Fidelity National Financial, Inc., Class A †	118,110	2,006,689
First Southern Bancorp, Inc., Class B 144A * ‡	64,350	748,390
Flushing Financial Corp. †	136,896	1,571,566
Goldman Sachs Group, Inc., (The) † #	23,918	2,779,750
HF Financial Corp.	83,779	712,122
HopFed Bancorp, Inc.	55,230	423,062
Investors Title Co. †	6,765	250,237
JPMorgan Chase & Co. † #	159,141	5,977,336
Loews Corp. †	83,730	3,149,923
Maiden Holdings Ltd. †	577,982	4,924,407
NBH Holdings Corp., Class A 144A * ‡	79,735	1,355,495
New Hampshire Thrift Bancshares, Inc.	29,529	379,448
Nicholas Financial, Inc.	122,637	1,361,271
OceanFirst Financial Corp. †	36,680	436,492
Och-Ziff Capital Management Group LLC, Class A	233,455	2,649,714
Oriental Financial Group, Inc. †	215,870	2,387,522
Oritani Financial Corp. †	72,285	950,548
PartnerRe Ltd.	50,975	2,905,065
Pzena Investment Management, Inc., Class A	193,890	899,650
RenaissanceRe Holdings Ltd. †	44,545	2,920,816
Stewart Information Services Corp. †	126,515	1,205,688
TFS Financial Corp. * †	99,535	881,880
Torchmark Corp.	76,730	2,931,853
Tower Group, Inc. †	122,600	2,943,626
United Bancshares, Inc. *	50,780	437,724
Univest Corp. of Pennsylvania	16,509	232,942
US Bancorp	202,355	4,696,660
US Global Investors, Inc., Class A	301,650	2,090,435
Validus Holdings Ltd. †	139,217	3,594,583
Verisk Analytics, Inc., Class A * †	85,625	2,983,175
Wells Fargo & Co. †	112,930	2,947,473
West Coast Bancorp *	75,722	1,120,686
White Mountains Insurance Group Ltd. †	6,855	2,742,000

		103,110,201

Health Care—13.7%
Accuray, Inc. * †	179,400	886,236
Allied Healthcare International, Inc. * (a)	783,445	3,008,429
Alpha PRO Tech Ltd. *	485,210	562,844
Amgen, Inc.	72,225	4,001,626
Amsurg Corp. * †	138,990	3,145,344
Anika Therapeutics, Inc. * †	215,460	1,297,069
Baxter International, Inc. †	66,705	3,734,146
BioClinica, Inc. *	327,186	1,616,299
Biolase Technology, Inc. * (a)	143	481
BioScrip, Inc. * †	305,110	1,931,346
CardioNet, Inc. *	536,816	1,766,125
Cross Country Healthcare, Inc. *	308,792	1,522,344
Exactech, Inc. *	111,520	1,652,726
Hooper Holmes, Inc. *	860,703	671,348
ICON PLC — Sponsored ADR * †	240,110	5,116,744
IRIS International, Inc. * †	358,230	3,062,867
Johnson & Johnson †	90,335	5,944,043
Kensey Nash Corp. * †	103,335	2,837,579
Laboratory Corp. of America Holdings * †	51,280	4,283,418
Lincare Holdings, Inc. †	105,639	2,274,408
Pfizer, Inc. †	308,005	5,845,935
Rotech Healthcare, Inc. * †	1,493,274	4,554,486
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	100,220	4,145,099
Theragenics Corp. *	510,450	816,720

		64,677,662

Real Estate Investment Trusts—0.3%
Reis, Inc. *	157,698	1,576,980

Technology—18.5%
ADPT Corp. *	491,855	1,406,705
Amdocs Ltd. * †	116,445	3,198,744
Amkor Technology, Inc. * (a) †	775,465	3,373,273
AVX Corp.	114,740	1,503,094
Bel Fuse, Inc., Class B †	100,005	1,734,087
Benchmark Electronics, Inc. *	134,325	1,820,104
CA, Inc. †	228,285	4,791,702
Cisco Systems, Inc. †	233,895	3,667,474
Coleman Cable, Inc. * †	271,978	3,337,170
Compuware Corp. * †	273,975	2,317,828
Concurrent Computer Corp. * †	357,897	2,047,171
CSG Systems International, Inc. * †	177,775	2,375,074
DragonWave, Inc. * (a)	296,710	1,364,866
Euronet Worldwide, Inc. *	151,245	2,460,756
GSI Group, Inc. * †	216,840	2,055,643
Hemisphere GPS, Inc. *	839,675	696,930
Lexmark International, Inc., Class A * †	99,950	3,194,402
LSI Corp. *	357,980	2,437,844
Microsoft Corp. †	364,590	9,698,094
Monolithic Power Systems, Inc. *	186,475	2,355,179
MRV Communications, Inc. *	1,059,385	1,387,794
Ness Technologies, Inc. *	290,212	2,223,024
Oracle Corp. † #	166,474	4,672,925
Pericom Semiconductor Corp. *	57,408	446,634
Plug Power, Inc. * (a)	1,039,080	1,891,126
Pulse Electronics Corp.	626,418	2,104,764
QLogic Corp. * †	245,930	3,435,642
Rimage Corp. †	102,749	1,414,854
SL Industries, Inc. * †	46,030	944,996
TE Connectivity Ltd. †	99,005	3,031,533
TeleTech Holdings, Inc. * †	182,140	3,231,164
Telular Corp.	272,409	1,664,419
Tier Technologies, Inc. * †	128,685	474,848
Xerox Corp. †	569,625	4,727,888

		87,487,751

Transportation—0.1%
Vitran Corp., Inc. *	87,478	543,238

The accompanying notes are an integral part of the financial statements.
24 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Utilities—0.4%
SemGroup Corp., Class A *	87,375	$2,003,509

TOTAL COMMON STOCK (Cost $463,287,465)		449,753,520

PREFERRED STOCK—0.4%
Finance—0.4%
BAC Capital Trust IV 5.875% * #	9,075	196,564
Citigroup Capital XVI 6.450% *	60,925	1,404,930
First Southern Bancorp, Inc. 5.000% 144A * ‡	110	265,601

TOTAL PREFERRED STOCK (Cost $1,455,098)		1,867,095

SECURITIES LENDING COLLATERAL—1.1%
Institutional Money Market Trust	5,193,833	5,193,833

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,193,833)		5,193,833

TOTAL LONG POSITIONS—96.6% (Cost $469,936,396)		456,814,448

SECURITIES SOLD SHORT—(46.8%)
COMMON STOCK—(46.8%)
Basic Industries—(3.3%)
Avalon Rare Metals, Inc. *	(127,460)	(577,394)
Cliffs Natural Resources, Inc.	(28,300)	(2,344,655)
Ethanex Energy, Inc. *	(648)	(36)
Gold Resource Corp.	(47,535)	(1,120,400)
Intrepid Potash, Inc. *	(87,500)	(2,994,250)
MAG Silver Corp. *	(44,480)	(483,498)
Molycorp, Inc. *	(22,405)	(1,266,331)
NewMarket Corp.	(15,985)	(2,680,365)
Rare Element Resources Ltd. *	(61,300)	(551,700)
Seabridge Gold, Inc. *	(76,310)	(2,233,594)
Tanzanian Royalty Exploration Corp. *	(193,370)	(1,137,016)
Uranerz Energy Corp. *	(83,070)	(197,707)

		(15,586,946)

Capital Goods—(2.8%)
ADA-ES, Inc. *	(68,138)	(1,035,016)
Applied Energetics, Inc. *	(238,070)	(99,989)
Applied Nanotech Holdings, Inc. *	(8,285)	(2,651)
DynaMotive Energy Systems Corp. *	(72,185)	(14,798)
Lindsay Corp.	(34,965)	(2,174,823)
Middleby Corp., (The) *	(16,040)	(1,292,263)
PMFG, Inc. *	(65,215)	(1,188,869)
Titan International, Inc.	(86,065)	(1,850,397)
Trex Co., Inc. *	(207,215)	(3,779,602)
Vulcan Materials Co.	(54,155)	(1,897,050)

		(13,335,458)

Communications—(4.8%)
Akamai Technologies, Inc. *	(61,295)	(1,344,812)
Ancestry.com, Inc. *	(64,600)	(2,306,866)
Cogent Communications Group, Inc. *	(157,680)	(2,235,902)
CTC Communications Group, Inc. * ‡ Δ	(98,900)	(10)
Equinix, Inc. *	(30,165)	(2,836,717)
Interliant, Inc. * ‡ Δ	(600)	0
LinkedIn Corp., Class A *	(25,455)	(2,141,275)
LivePerson, Inc. *	(206,805)	(2,429,959)
MicroStrategy, Inc., Class A *	(10,055)	(1,235,558)
OpenTable, Inc. *	(23,615)	(1,440,279)
Rackspace Hosting, Inc. *	(118,790)	(4,342,962)
Shutterfly, Inc. *	(17,340)	(930,464)
Sina Corp. *	(14,500)	(1,557,445)

		(22,802,249)

Consumer Durables—(1.7%)
Qsound Labs, Inc. *	(4,440)	(200)
Skullcandy, Inc. *	(49,810)	(823,857)
SodaStream International Ltd. *	(47,035)	(1,667,391)
Tesla Motors, Inc. *	(92,880)	(2,297,851)
Universal Electronics Inc. *	(110,735)	(2,154,903)
Winnebago Industries, Inc. *	(127,030)	(997,185)

		(7,941,387)

Consumer Non-Durables—(2.7%)
Amish Naturals, Inc. *	(25,959)	(78)
Boston Beer Co., Inc., Class A *	(23,605)	(1,913,657)
Cal-Maine Foods, Inc.	(117,935)	(3,829,349)
Estee Lauder Cos., Inc., Class A ( The)	(24,210)	(2,364,349)
Gildan Activewear, Inc.	(59,990)	(1,622,130)
Schiff Nutrition International, Inc.	(73,490)	(755,477)
SunOpta, Inc. *	(231,035)	(1,208,313)
Swisher Hygiene, Inc. *	(196,865)	(879,987)
Valence Technology, Inc. *	(27,585)	(33,378)

		(12,606,718)

Consumer Services—(12.8%)
Apollo Group, Inc., Class A *	(37,550)	(1,758,279)
Arbitron, Inc.	(88,025)	(3,305,339)
AutoNation, Inc. *	(71,620)	(2,892,016)
Bankrate, Inc. *	(81,055)	(1,349,566)
Blue Nile, Inc. *	(79,490)	(3,086,597)
Buffalo Wild Wings, Inc. *	(51,840)	(3,194,899)
Chipotle Mexican Grill, Inc. *	(5,800)	(1,817,546)
Fresh Market, Inc., (The) *	(40,085)	(1,547,682)
Imax Corp. *	(103,880)	(1,821,016)
Intersections, Inc.	(84,737)	(1,288,002)
ITT Educational Services, Inc. *	(27,685)	(1,997,750)
Life Time Fitness, Inc. *	(78,730)	(3,018,508)
Lululemon Athletica, Inc. *	(26,860)	(1,470,048)
Lumber Liquidators Holdings, Inc. *	(87,710)	(1,327,929)
Netflix, Inc. *	(37,460)	(8,803,475)
ReachLocal, Inc. *	(76,484)	(1,112,842)
Red Robin Gourmet Burgers, Inc.	(54,645)	(1,704,924)
Ritchie Bros.Auctioneers, Inc.	(236,595)	(5,439,319)
Sturm Ruger & Co., Inc.	(156,680)	(5,212,744)
Texas Roadhouse, Inc.	(190,555)	(2,724,936)
Urban Outfitters, Inc. *	(100,445)	(2,629,148)
VistaPrint NV *	(62,615)	(1,842,759)
Zumiez, Inc. *	(72,960)	(1,349,030)

		(60,694,354)

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 25

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Energy—(2.7%)
Basic Energy Services, Inc. *	(109,040)	$(2,383,614)
Beard Co. *	(9,710)	(2,816)
CARBO Ceramics, Inc.	(18,500)	(2,962,775)
Chesapeake Energy Corp.	(62,065)	(2,010,285)
Complete Production Services, Inc. *	(26,490)	(769,799)
Goodrich Petroleum Corp. *	(109,055)	(1,747,061)
Houston American Energy Corp.	(116,735)	(2,009,009)
Hyperdynamics Corp. *	(201,215)	(901,443)

		(12,786,802)

Finance—(0.5%)
Value Line, Inc.	(78,574)	(959,389)
World Acceptance Corp. *	(23,130)	(1,506,920)

		(2,466,309)

Health Care—(3.9%)
Accretive Health, Inc. *	(71,310)	(1,913,960)
BioTime, Inc. *	(105,150)	(484,741)
BodyTel Scientific, Inc. *	(4,840)	(39)
CareView Communications, Inc. *	(207,465)	(298,750)
Conceptus, Inc. *	(65,005)	(689,053)
ExamWorks Group, Inc. *	(158,505)	(2,382,330)
HeartWare International, Inc. *	(15,860)	(996,167)
Hill-Rom Holdings, Inc.	(41,255)	(1,250,026)
IDEXX Laboratories, Inc. *	(15,145)	(1,208,268)
Immunomedics, Inc. *	(282,040)	(1,130,980)
Intuitive Surgical, Inc. *	(3,545)	(1,351,886)
Mindray Medical International Ltd. — ADR	(80,220)	(2,089,731)
Neoprobe Corp. *	(21,170)	(71,343)
NxStage Medical, Inc. *	(103,765)	(1,908,238)
Rockwell Medical Technologies, Inc. *	(96,225)	(867,950)
Sequenom, Inc. *	(168,175)	(1,030,913)
Spectranetics Corp. *	(94,170)	(581,029)

		(18,255,404)

Real Estate Investment Trusts—(0.5%)
DuPont Fabros Technology, Inc.	(105,940)	(2,452,511)

Technology—(10.6%)
3D Systems Corp. *	(156,460)	(2,842,878)
Acme Packet, Inc. *	(12,885)	(606,755)
ANTs Software, Inc. *	(10,334)	(1,033)
ARM Holdings PLC — Sponsored ADR	(193,425)	(5,334,661)
Cavium, Inc. *	(65,660)	(2,113,595)
Ciena Corp. *	(239,965)	(2,937,172)
Citrix Systems, Inc. *	(11,210)	(677,420)
CommVault Systems, Inc. *	(43,450)	(1,473,389)
Consygen, Inc. * ‡ ∆	(200)	0
Ener1, Inc. *	(102,820)	(39,894)
EXFO, Inc. *	(154,910)	(1,036,348)
EZchip Semiconductor Ltd. *	(29,020)	(932,993)
F5 Networks, Inc. *	(30,065)	(2,453,905)
First Solar, Inc. *	(24,865)	(2,486,003)
Function X, Inc. *	(7,322)	(50,888)
Measurement Specialties, Inc. *	(75,670)	(2,363,174)
MoSys, Inc. *	(153,340)	(613,360)
Nestor, Inc. *	(15,200)	(27)
Netlogic Microsystems, Inc. *	(23,960)	(719,279)
NetSuite, Inc. *	(70,765)	(2,275,095)
Opnet Technologies, Inc.	(66,225)	(2,284,763)
Power-One, Inc. *	(132,975)	(1,005,291)
QLIK Technologies, Inc. *	(76,390)	(1,938,778)
RealPage, Inc. *	(120,270)	(2,504,021)
Riverbed Technology, Inc. *	(70,010)	(1,734,848)
Salesforce.com, Inc. *	(17,395)	(2,239,606)
ServiceSource International, Inc. *	(44,630)	(806,464)
SuccessFactors, Inc. *	(108,600)	(2,536,896)
Tiger Telematics, Inc. *	(6,510)	(7)
TigerLogic Corp. *	(96,490)	(287,540)
Tower Semiconductor Ltd. *	(514,365)	(400,279)
Viasat, Inc. *	(43,770)	(1,553,835)
Vicor Corp.	(156,960)	(1,772,078)
VMware, Inc., Class A *	(22,375)	(2,111,305)
WorldGate Communications, Inc. *	(582,655)	(15,732)
Xybernaut Corp. * ‡ ∆	(35,000)	0

		(50,149,312)

Utilities—(0.5%)
Cadiz, Inc. *	(72,010)	(724,421)
Clean Energy Fuels Corp. *	(128,775)	(1,695,967)

		(2,420,388)

TOTAL COMMON STOCK (Proceeds $231,210,084)		(221,497,838)

WARRANTS—0.0%
Utilities—0.0%
Greenhunter Energy, Inc. Exercise Price $27.50, Exp. 09/15/11	(423)	0

TOTAL WARRANTS (Proceeds $0)		0

TOTAL SECURITIES SOLD SHORT—(46.8%) (Proceeds $231,210,084)		(221,497,838)

	Number of
	Contracts
OPTIONS WRITTEN††—(0.4%)
Bank of America Put Options Expires 01/19/13 Strike Price $5	(6,194)	(507,908)
Berkshire Hathaway, Inc., Class B Put Options Expires 01/19/13 Strike Price $70	(340)	(163,200)
Berkshire Hathaway, Inc., Class B Put Options Expires 01/19/13 Strike Price $70	(85)	(70,890)
CVS Caremark Corp. Put Options Expires 01/19/13 Strike Price $30	(530)	(142,570)
Goldman Sachs Group, Inc., (The) Put Options Expires 01/19/13 Strike Price $105	(157)	(248,060)
JPMorgan Chase & Co. Put Options Expires 01/19/13 Strike Price $30	(552)	(212,520)
The accompanying notes are an integral part of the financial statements.
26 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	Portfolio of Investments

	Number of
	Contracts	Value
OPTIONS WRITTEN††—(continued)
Oracle Corp. Put Options Expires 01/19/13 Strike Price $20	(798)	(150,822)
Walgreen Co. Put Options Expires 01/19/13 Strike Price $30	(705)	(206,565)
Yahoo! Put Options Expires 01/19/13 Strike Price $10	(275)	(28,875)

TOTAL OPTIONS WRITTEN (Premiums received $2,307,033)		(1,731,410)

OTHER ASSETS IN EXCESS OF LIABILITIES—50.6%		239,533,950

NET ASSETS—100.0%		$473,119,150

ADR	— American Depositary Receipt

PLC	— Public Limited Company

144A
— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2011, these securities amounted to $2,369,486 or 0.5% of net assets. These 144A securities have not been deemed illiquid.

*	— Non-income producing.

(a)	— All or a portion of the security is on loan. (See Notes 6 of the Notes to Financial Statements)

†	— Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

††	— Primary risk exposure is equity contracts.

‡
— Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors.As of August 31, 2011, long positions amounted to $2,369,486 and short positions amounted to ($10), or 0.5% and 0.0%, respectively, of net assets.

Δ	— Security has been deemed illiquid. Less than 0.001% of the Fund’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

#	— Security segregated as collateral for options written.
A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows (see Note 1 in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	8/31/11	Price	Inputs	Inputs
Common Stock
Basic Industries	$15,864,585	$15,864,585	$—	$—
Capital Goods	24,844,114	24,844,114	—	—
Communications	29,280,954	29,280,954	—	—
Consumer Durables	3,663,447	3,663,447	—	—
Consumer Non-Durables	29,438,604	29,438,604	—	—
Consumer Services	68,813,709	68,813,709	—	—
Energy	18,448,766	18,448,766	—	—
Finance	103,110,201	101,006,316	—	2,103,885
Health Care	64,677,662	64,677,662	—	—
Real Estate Investment Trusts	1,576,980	1,576,980	—	—
Technology	87,487,751	87,487,751	—	—
Transportation	543,238	543,238	—	—
Utilities	2,003,509	2,003,509	—	—
Preferred Stocks
Finance	1,867,095	1,601,494	—	265,601
Securities Lending Collateral	5,193,833	5,193,833	—	—

Total Assets	$456,814,448	$454,444,962	$	$2,369,486

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Options Written
Equity Contracts	$(1,731,410)	$(1,731,410)	$	$—

Total Liabilities	$(1,731,410)	$(1,731,410)	$	$—

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 27

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	Portfolio of Investments

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Securities Sold Short
Basic Industries	$(15,586,946)	$(15,586,946)	$—	$—
Capital Goods	(13,335,458)	(13,335,458)	—	—
Communications	(22,802,249)	(22,802,239)	—	(10)
Consumer Durables	(7,941,387)	(7,941,387)	—	—
Consumer Non-Durables	(12,606,718)	(12,606,718)	—	—
Consumer Services	(60,694,354)	(60,694,354)	—	—
Energy	(12,786,802)	(12,786,802)	—	—
Finance	(2,466,309)	(2,466,309)	—	—
Health Care	(18,255,404)	(18,255,404)	—	—
Real Estate Investment Trusts	(2,452,511)	(2,452,511)	—	—
Technology	(50,149,312)	(50,149,312)	—	—
Utilities	(2,420,388)	(2,420,388)	—	—

Total Liabilities	$(221,497,838)	$(221,497,828)	$—	$(10)

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

		Common	Preferred
	Total	Stock	Stock
	Investments	Finance	Finance
Balance as of August 31, 2010	$2,499,108	$2,236,410	$262,698
Net realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(129,622)	(132,525)	2,903
Purchases	—	—	—
Sales	—	—	—
Transfers in *	—	—	—
Transfers out *	—	—	—

Balance as of August 31, 2011	$2,369,486	$2,103,885	$265,601

Securities Sold Short
Total
	Investments	Communications
Balance as of August 31, 2010	$(10)	$(10)
Net realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in *	—	—
Transfers out *	—	—

Balance as of August 31, 2011	$(10)	$(10)

*	Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer.

The change in unrealized appreciation/(depreciation) related to investments still held at August 31, 2011 was $(129,622).
The accompanying notes are an integral part of the financial statements.
28 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio of Investments

	Number
	of Shares	Value
LONG POSITIONS—95.0%
COMMON STOCK—95.0%
Basic Industries—3.5%
Albemarle Corp. †	2,065	$104,716
Bayer AG — Sponsored ADR †	2,260	145,408
Crown Holdings, Inc. *	4,552	161,459
Cytec Industries, Inc. †	3,449	156,585
Ferro Corp. *	16,929	141,696
Graphic Packaging Holding Co. * †	65,053	273,873
Newmont Mining Corp.	3,780	236,704
PanAust Ltd. *	39,257	152,748
Reliance Steel & Aluminum Co.	3,035	125,770
Rock-Tenn Co., Class A	3,070	164,767
Solutia, Inc. * †	8,380	145,644
Spartech Corp. * †	22,732	100,021
Yamana Gold, Inc. †	8,150	128,852

		2,038,243

Capital Goods—9.3%
3M Co. †	2,120	175,918
CIRCOR International, Inc.	2,165	74,714
CNH Global NV *	7,610	252,043
Dover Corp. †	2,095	120,504
EnPro Industries, Inc. * †	4,844	188,044
Globe Specialty Metals, Inc. †	10,652	178,421
Honeywell International, Inc. †	10,470	500,571
Hubbell, Inc., Class B	2,552	150,900
Huntington Ingalls Industries, Inc. *	2,875	86,078
Hyundai Mobis	501	158,257
Illinois Tool Works, Inc. †	3,115	144,972
Ingersoll-Rand PLC	4,670	156,492
ITT Corp. †	4,651	220,178
Kennametal, Inc. †	4,585	169,003
Meggitt PLC	28,389	158,759
Northrop Grumman Corp.	2,250	122,895
PACCAR, Inc.	3,100	116,653
Parker-Hannifin Corp.	2,100	154,203
Precision Castparts Corp. †	1,650	270,353
Raytheon Co.	2,860	123,638
Siemens AG — Sponsored ADR † .	4,448	459,034
Stanley Black & Decker, Inc.	3,255	201,745
Thomas & Betts Corp. *	3,343	146,022
TriMas Corp. * †	8,025	155,123
Tyco International Ltd. †	11,880	493,970
Volvo AB — Sponsored ADR	17,771	221,782
WESCO International, Inc. * †	3,450	148,660

		5,348,932

Communications—5.1%
Comcast Corp., Class A	5,970	128,415
Deutsche Telekom AG	14,940	188,987
DIRECTV, Class A * †	4,130	181,596
Google, Inc., Class A *	380	205,565
Monster Worldwide, Inc. * †	17,430	164,539
Netease.com, Inc. — ADR *	3,515	177,718
RigNet, Inc. * †	16,280	250,224
Shenandoah Telecommunications Co. †	6,565	90,137
Sohu.Com, Inc. *	2,215	181,076
Time Warner Cable, Inc. †	5,295	346,823
Vodafone Group PLC — Sponsored ADR †	16,875	444,487
Windstream Corp. †	37,380	474,726
Yahoo!, Inc. *	5,855	79,657

		2,913,950

Consumer Durables—1.5%
Goodyear Tire & Rubber Co., (The) * †	19,555	243,655
Hoshizaki Electric Co. Ltd.	8,675	190,222
Johnson Controls, Inc. †	4,940	157,487
LISI	1,904	153,165
TRW Automotive Holdings Corp. *	3,295	137,369

		881,898

Consumer Non-Durables—6.5%
Anheuser-Busch InBev NV — Sponsored ADR †	9,151	505,684
Coca-Cola Enterprises, Inc. †	15,930	439,987
ConAgra Foods, Inc. †	14,880	363,370
Electronic Arts, Inc. * †	10,640	240,251
Guess?, Inc. †	10,085	343,999
Henkel AG & Co. KGaA	3,675	177,959
Kerry Group PLC, Class A *	4,017	155,801
Lorillard, Inc. †	4,412	491,585
Mitsui Sugar Co Ltd	30,355	137,959
Tyson Foods, Inc., Class A †	22,880	399,714
Unilever NV †	14,170	481,780

		3,738,089

Consumer Services—18.1%
ANN, Inc. * †	8,777	206,874
Ascena Retail Group, Inc. * †	10,950	311,199
CBS Corp., Class B †	19,440	486,972
Century Casinos, Inc. *	40,628	113,352
Cinemark Holdings, Inc. †	16,340	342,323
CVS Caremark Corp. †	10,689	383,842
eBay, Inc. * †	7,260	224,116
Equifax, Inc. †	13,146	425,010
Expedia, Inc.	6,225	188,680
Finish Line, Inc., (The), Class A	8,461	170,066
FTI Consulting, Inc. * †	10,735	390,539
Home Depot, Inc. (The) †	10,200	340,476
IAC/InterActiveCorp. *	5,705	225,519
Kohl’s Corp. †	7,328	339,579
Liberty Media Corp.-Starz, Series A * †	5,098	351,099
Lowe’s Cos., Inc.	11,810	235,373
Macy’s, Inc. †	13,708	355,723
Manpower, Inc. †	9,303	374,725
McGraw-Hill Cos., Inc., (The) †	13,020	548,272
Mecox Lane Ltd. — ADR *	50,315	101,636
Moody’s Corp. †	11,605	357,782
Nordstrom, Inc. †	6,225	282,989
Odyssey Marine Exploration, Inc. *	107,525	301,070
Omnicom Group, Inc. †	7,060	286,283
Robert Half International, Inc. †	14,708	351,815
Staples, Inc.	6,442	94,955
Target Corp. †	8,857	457,641
Time Warner, Inc. †	7,235	229,060
Towers Watson & Co., Class A †	7,478	441,127
Viacom, Inc., Class B †	7,935	382,784
Wal-Mart Stores, Inc. †	5,588	297,337
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 29

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Consumer Services—(continued)
Walgreen Co.	7,295	$256,857
Williams-Sonoma, Inc.	6,315	209,090
WPP PLC	34,310	358,678

		10,422,843

Energy—4.7%
Calfrac Well Services Ltd	2,340	82,197
EOG Resources, Inc. †	3,838	355,360
Exxon Mobil Corp.	3,105	229,894
Noble Energy, Inc. † #	3,705	327,374
Occidental Petroleum Corp. †	2,635	228,560
Pace Oil & Gas Ltd. *	32,602	183,101
Rosetta Resources, Inc. * †	4,809	220,974
Royal Dutch Shell PLC — ADR	4,675	313,459
SM Energy Co. †	8,155	623,857
Xtreme Coil Drilling Corp. *	35,085	118,228

		2,683,004

Finance—18.3%
ACE Ltd. †	5,206	336,203
American Express Co. †	7,860	390,721
Bank of America Corp. †	41,820	341,669
Barclays PLC — Sponsored ADR †	27,154	303,310
Berkshire Hathaway, Inc., Class B * †	4,720	344,560
Capital One Financial Corp. †	10,545	485,597
Citigroup, Inc. †	14,151	439,389
Comerica, Inc. †	12,870	329,343
Discover Financial Services †	17,423	438,363
Federated Investors, Inc., Class B †	8,860	156,911
Fifth Third Bancorp †	35,695	379,081
Goldman Sachs Group, Inc., (The) †	3,325	386,432
Huntington Bancshares, Inc.	70,660	355,420
JPMorgan Chase & Co. †	17,647	662,821
Marsh & McLennan Cos., Inc. †	11,815	351,142
MetLife, Inc. †	9,244	310,598
Morgan Stanley †	16,210	283,675
Oriental Financial Group, Inc. †	17,170	189,900
PNC Financial Services Group, Inc. †	8,085	405,382
Raymond James Financial, Inc. †	17,700	497,016
SLM Corp. †	28,853	396,152
State Street Corp. †	9,967	354,028
TD Ameritrade Holding Corp. †	25,145	386,730
Torchmark Corp. †	9,577	365,937
Travelers Cos., Inc., (The)	5,174	261,080
US Bancorp †	18,815	436,696
Validus Holdings Ltd.	10,600	273,692
Wells Fargo & Co. †	25,023	653,100

		10,514,948

Health Care—8.9%
AmerisourceBergen Corp. †	8,200	324,556
Amgen, Inc. †	4,017	222,562
Cardinal Health, Inc. †	6,355	270,088
CareFusion Corp. * †	8,903	228,006
Continucare Corp. *	26,465	168,317
Covidien PLC †	4,994	260,587
DaVita, Inc. * †	3,279	241,269
Exactech, Inc. *	7,094	105,133
Hospira, Inc. *	3,669	169,508
Humana, Inc. †	5,042	391,461
ICON PLC, Sponsored ADR *	11,284	240,462
Johnson & Johnson †	3,185	209,573
McKesson Corp. †	4,028	321,958
Medical Action Industries, Inc. *	20,041	124,455
Novartis AG — ADR †	2,530	147,904
Omnicare, Inc. †	10,137	301,170
Pfizer, Inc. †	14,785	280,619
Quest Diagnostics, Inc. †	6,450	322,952
Roche Holding AG — Sponsored ADR †	5,005	218,969
Sanofi — ADR	4,089	149,535
Stryker Corp. †	2,713	132,503
UnitedHealth Group, Inc.	5,760	273,715

		5,105,302

Technology—17.9%
Accenture PLC, Class A †	7,652	410,071
Alliance Data Systems Corp. * †	1,565	146,187
Amdocs Ltd. * †	15,165	416,583
Analog Devices, Inc. †	6,816	225,064
Apple, Inc. * †	1,225	471,417
Arrow Electronics, Inc. * †	8,552	266,822
Avnet, Inc. * †	9,045	237,341
CA, Inc. †	14,448	303,264
CACI International, Inc., Class A * †	4,480	246,669
CDC Software Corp. — ADR *	46,143	174,882
CGI Group, Inc., Class A * †	14,800	300,440
EMC Corp. * †	24,862	561,633
Flextronics International Ltd. * †	56,499	324,869
Generac Holdings, Inc. * †	12,850	264,839
Harris Corp. †	11,875	479,156
Hewlett-Packard Co. †	8,857	230,548
Ingram Micro, Inc., Class A * †	29,945	534,219
International Business Machines Corp. †	2,043	351,212
Littelfuse, Inc. †	8,950	415,190
Microsoft Corp. †	22,115	588,259
Oracle Corp. †	20,857	585,456
Seagate Technology PLC	21,775	252,155
STMicroelectronics NV †	29,568	196,923
Symantec Corp. * †	18,753	321,614
TE Connectivity Ltd. †	5,815	178,055
TeleTech Holdings, Inc. *	6,352	112,684
Texas Instruments, Inc. †	11,985	314,127
Western Digital Corp. * †	14,295	421,559
Western Union Co., (The) †	12,590	207,987
Xerox Corp. †	53,588	444,780
Zoran Corp. *	39,430	335,944

		10,319,949

Transportation—0.5%
UTi Worldwide, Inc.	22,160	300,157

The accompanying notes are an integral part of the financial statements.
30 | ANNUAL REPORT 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Utilities—0.7%
AES Corp., (The) *	7,930	$86,120
PG&E Corp.	3,320	140,602
SemGroup Corp., Class A * †	7,005	160,625

		387,347

TOTAL COMMON STOCK (Cost $58,305,108)		54,654,662

TOTAL LONG POSITIONS—95.0% (Cost $58,305,108)		54,654,662

SECURITIES SOLD SHORT—(39.5%)
COMMON STOCK—(39.5%)
Basic Industries—(0.8%)
Bemis Co., Inc.	(4,599)	(142,845)
Fuwei Films Holdings Co, Ltd. *	(9,900)	(26,037)
Seabridge Gold, Inc. *	(2,404)	(70,365)
Tanzanian Royalty Exploration Corp. *	(7,355)	(43,247)
Texas Industries, Inc.	(4,484)	(159,675)

		(442,169)

Capital Goods—(3.8%)
AAON, Inc.	(3,970)	(69,515)
Acuity Brands, Inc.	(4,606)	(212,060)
China Advanced Construction Materials Group, Inc. *	(13,526)	(24,753)
Donaldson Co., Inc.	(1,195)	(70,481)
FLIR Systems, Inc.	(7,430)	(192,214)
Graco, Inc.	(1,722)	(67,985)
Keyw Holding Corp. (The) *	(11,870)	(140,541)
Kubota Corp. — Sponsored ADR	(2,270)	(94,069)
Lindsay Corp.	(1,565)	(97,343)
Manitex International, Inc. *	(8,800)	(37,224)
Middleby Corp., (The) *	(1,471)	(118,511)
Otter Tail Corp.	(2,135)	(43,896)
PMFG, Inc. *	(2,360)	(43,023)
Quanta Services, Inc. *	(3,735)	(71,675)
RTI International Metals, Inc. *	(2,005)	(53,413)
Sauer-Danfoss, Inc. *	(6,675)	(288,560)
Shengkai Innovations, Inc. *	(20,345)	(41,707)
Simpson Manufacturing Co., Inc.	(6,187)	(175,896)
SmartHeat, Inc. *	(61,055)	(58,027)
Trex Co., Inc. *	(2,630)	(47,971)
Vulcan Materials Co.	(3,747)	(131,257)
Watsco, Inc.	(1,538)	(91,742)

		(2,171,863)

Communications—(3.2%)
Ancestry.com, Inc. *	(1,260)	(44,995)
Cbeyond, Inc. *	(17,680)	(164,247)
China CGame, Inc. *	(63,658)	(43,930)
Cincinnati Bell, Inc. *	(64,160)	(217,502)
Cogent Communications Group, Inc. *	(14,620)	(207,312)
Equinix, Inc. *	(2,950)	(277,418)
Global Crossing Ltd. *	(6,342)	(180,430)
Level 3 Communications, Inc. *	(92,360)	(166,248)
LinkedIn Corp., Class A *	(460)	(38,695)
OpenTable, Inc. *	(975)	(59,465)
Qihoo 360 Technology Co., Ltd. — ADR *	(5,085)	(121,023)
Rackspace Hosting, Inc. *	(1,332)	(48,698)
Tata Communications Ltd. — ADR *	(14,010)	(123,008)
TW Telecom, Inc. *	(8,845)	(170,620)

		(1,863,591)

Consumer Durables—(1.5%)
China Automotive Systems, Inc. *	(4,252)	(21,303)
China HGS Real Estate, Inc. *	(12,739)	(22,421)
Ethan Allen Interiors, Inc.	(14,240)	(244,786)
Kandi Technolgies Corp. *	(2,200)	(5,654)
KB Home	(6,540)	(43,099)
LKQ Corp. *	(5,975)	(152,960)
Ryland Group, Inc., (The)	(3,436)	(40,064)
Sherwin-Williams Co., (The)	(3,518)	(266,453)
SORL Auto Parts, Inc. *	(8,274)	(28,545)
Wonder Auto Technology, Inc. * ‡ (a)	(3,168)	(13,020)

		(838,305)

Consumer Non-Durables—(2.7%)
China New Borun Corp. — ADR *	(18,840)	(81,389)
Flowers Foods, Inc.	(9,809)	(186,861)
Gildan Activewear, Inc.	(9,167)	(247,876)
K-Swiss, Inc., Class A *	(28,925)	(154,460)
Luxottica Group SPA — Sponsored ADR	(4,354)	(129,662)
LVMH Moet Hennessy Louis Vuitton SA — Unsponsored ADR	(5,807)	(196,973)
Origin Agritech Ltd. *	(50,305)	(145,885)
Tianli Agritech, Inc. *	(20,395)	(47,724)
Tootsie Roll Industries, Inc.	(9,990)	(253,147)
WMS Industries, Inc.	(4,137)	(90,269)

		(1,534,246)

Consumer Services—(9.4%)
Acxiom Corp. *	(8,895)	(97,578)
Asia Entertainment and Resources	(11,303)	(87,146)
Blue Nile, Inc. *	(5,629)	(218,574)
Buffalo Wild Wings, Inc. *	(3,985)	(245,596)
Cedar Fair LP	(13,385)	(269,039)
Cenveo, Inc. *	(47,435)	(209,663)
China Education Alliance, Inc. *	(76,249)	(60,237)
Churchill Downs, Inc.	(2,196)	(96,141)
Clean Harbors, Inc. *	(702)	(37,817)
Concur Technologies, Inc. *	(2,779)	(116,218)
DreamWorks Animation SKG, Inc., Class A *	(10,315)	(217,853)
Iron Mountain, Inc.	(3,172)	(103,217)
Lamar Advertising Co., Class A *	(10,765)	(225,096)
Lumber Liquidators Holdings, Inc. *	(11,229)	(170,007)
McClatchy Co., (The), Class A *	(99,385)	(168,955)
Pegasystems, Inc.	(4,889)	(197,564)
Pool Corp.	(3,225)	(83,624)
ReachLocal, Inc. *	(4,195)	(61,037)
Red Robin Gourmet Burgers, Inc. *	(8,600)	(268,320)
Regal Entertainment Group, Class A	(17,340)	(226,634)
Ritchie Bros.Auctioneers, Inc.	(9,601)	(220,727)
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 31

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Consumer Services—(continued)
Rite Aid Corp. *	(223,035)	$(245,339)
Rollins, Inc.	(14,486)	(302,902)
Sinclair Broadcasting Group, Inc., Class A	(22,525)	(175,920)
Sonic Corp. *	(30,793)	(285,451)
Sysco Corp.	(9,666)	(269,971)
Texas Roadhouse, Inc.	(17,186)	(245,760)
United Natural Foods, Inc. *	(5,717)	(232,510)
Vail Resorts, Inc.	(1,613)	(65,214)
Winn-Dixie Stores, Inc. *	(27,234)	(209,974)

		(5,414,084)

Energy—(1.8%)
Aurora Oil and Gas Ltd. *	(17,765)	(54,422)
Baytex Energy Corp.	(2,395)	(123,259)
CARBO Ceramics, Inc.	(104)	(16,656)
Chesapeake Energy Corp.	(4,740)	(153,529)
Comstock Resources, Inc. *	(2,080)	(42,328)
Continental Resources, Inc. *	(2,594)	(144,979)
Crescent Point Energy Corp.	(4,005)	(181,785)
Goodrich Petroleum Corp. *	(3,074)	(49,245)
Pengrowth Energy Corp.	(6,365)	(73,510)
Quicksilver Resources, Inc. *	(7,100)	(67,663)
Resolute Energy Corp. *	(6,440)	(86,876)
RPC, Inc.	(2,782)	(72,054)

		(1,066,306)

ExchangeTraded Funds—(0.7%)
iPath Dow Jones-UBS Copper Subindex Total Return ETN *	(2,465)	(134,712)
SPDR Gold Shares *	(415)	(73,725)
United States Oil Fund LP *	(5,000)	(172,550)

		(380,987)

Finance—(5.5%)
China Ceramics Co., Ltd. *	(16,580)	(61,843)
CVB Financial Corp.	(17,634)	(153,768)
Eaton Vance Corp.	(3,940)	(96,175)
FirstMerit Corp.	(6,780)	(84,479)
Gain Capital Holdings, Inc. *	(26,500)	(152,375)
Glacier Bancorp, Inc.	(16,805)	(193,426)
Greenhill & Co., Inc.	(1,330)	(47,255)
Hancock Holding Co.	(4,488)	(140,160)
Iberiabank Corp.	(3,732)	(179,658)
Investment Technology Group, Inc. *	(12,405)	(141,169)
MB Financial, Inc.	(6,203)	(101,109)
New York Community Bancorp, Inc.	(7,577)	(97,061)
Republic Bancorp, Inc., Class A	(6,788)	(120,826)
Royal Bank of Canada	(3,811)	(194,742)
TCF Financial Corp.	(16,130)	(168,397)
Textainer Group Holdings Ltd.	(7,590)	(179,959)
Tompkins Financial Corp.	(4,438)	(172,416)
Toronto-Dominion Bank, (The)	(2,000)	(157,700)
UMB Financial Corp.	(4,296)	(166,599)
Valley National Bancorp	(12,673)	(150,682)
Westamerica Bancorporation	(4,549)	(192,923)
World Acceptance Corp. *	(2,925)	(190,564)

		(3,143,286)

Health Care—(2.0%)
AstraZeneca PLC — Sponsored ADR	(869)	(41,208)
athenahealth, Inc. *	(4,158)	(241,164)
Biostar Pharmaceuticals, Inc. *	(41,123)	(42,768)
IDEXX Laboratories, Inc. *	(1,354)	(108,022)
Intuitive Surgical, Inc. *	(159)	(60,635)
Lundbeck (H.) A/S	(2,736)	(60,566)
Orion OYJ, Class B	(2,615)	(58,901)
Qiagen NV *	(4,443)	(68,600)
Skystar Bio-Pharmaceutical Co., Ltd./China *	(8,173)	(21,332)
Stericycle, Inc. *	(2,357)	(206,732)
STERIS Corp.	(6,740)	(216,893)
Warner Chilcott PLC, Class A	(2,970)	(50,668)

		(1,177,489)

Real Estate Investment Trusts—(0.2%)
China Housing & Land Development, Inc. *	(101,876)	(102,895)

Technology—(7.2%)
Alvarion Ltd. *	(92,909)	(118,923)
Aspen Technology, Inc. *	(11,557)	(194,042)
Aviat Networks, Inc. *	(36,145)	(93,977)
Blackboard, Inc. *	(3,412)	(144,020)
China TransInfo Technology Corp. *	(36,875)	(135,331)
Ciena Corp. *	(10,810)	(132,314)
Cirrus Logic, Inc. *	(14,898)	(226,152)
CSR PLC	(22,318)	(80,066)
Dassault Systemes SA	(2,546)	(206,638)
First Solar, Inc. *	(1,108)	(110,778)
Infinera Corp. *	(22,425)	(168,524)
Itron, Inc. *	(4,623)	(184,088)
Logitech International SA	(17,311)	(200,634)
National Instruments Corp.	(8,665)	(220,351)
NetSuite, Inc. *	(4,826)	(155,156)
Polycom, Inc. *	(8,945)	(212,891)
Qiao Xing Universal Resources, Inc. *	(114,650)	(124,969)
Red Hat, Inc. *	(5,992)	(236,924)
Salesforce.com, Inc. *	(1,558)	(200,593)
Skyworks Solutions, Inc. *	(9,342)	(192,725)
Syntel, Inc.	(4,698)	(214,980)
Total Systems Services, Inc.	(4,675)	(84,851)
Tri-Tech Holding, Inc. *	(17,110)	(73,060)
Viasat, Inc. *	(2,895)	(102,772)
VMware, Inc., Class A *	(1,912)	(180,416)
Wipro Ltd. — ADR	(15,978)	(159,460)

		(4,154,635)

Transportation—(0.3%)
CH Robinson Worldwide, Inc.	(2,319)	(163,489)

The accompanying notes are an integral part of the financial statements.
32 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Utilities—(0.4%)
Aqua America, Inc.	(3,088)	$(68,183)
Consolidated Edison, Inc.	(1,309)	(73,579)
NextEra Energy, Inc.	(518)	(29,381)
Wisconsin Energy Corp.	(1,078)	(34,108)
Xcel Energy, Inc.	(1,630)	(40,212)

		(245,463)

TOTAL COMMON STOCK (Proceeds $24,262,985)		(22,698,808)

TOTAL SECURITIES SOLD SHORT—(39.5%) (Proceeds $24,262,985)		(22,698,808)

	Number of
	Contracts
OPTIONS WRITTEN††—0.0%
Noble Energy, Inc. Call Options Expires 10/22/11 Strike Price $87.50	(37)	(16,835)

TOTAL OPTIONS WRITTEN (Premiums received $20,979)		(16,835)

OTHER ASSETS IN EXCESS OF LIABILITIES—44.5%		25,605,842

NET ASSETS—100.0%		$57,544,861

ADR	— American Depositary Receipt

PLC	— Public Limited Company

*	— Non-income producing.

†	— Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

#	— Security segregated as collateral for options written.

(a)	— 0% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

‡
— Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2011, Short positions amounted to ($13,020), or (0.0%) of net assets.

††	— Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 33

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	Portfolio of Investments
A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows (see Note 1 in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Investment in securities *	$54,654,662	$54,654,662	$—	$—

Total Assets	$54,654,662	$54,654,662	$—	$—

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Options Written
Equity Contracts	$(16,835)	$—	$(16,835)	$—

Total Liabilities	$(16,835)	$—	$(16,835)	$—

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Securities sold short
Basic Industries	$(442,169)	$(442,169)	$—	$—
Capital Goods	(2,171,863)	(2,171,863)	—	—
Communications	(1,863,591)	(1,863,591)	—	—
Consumer Durables	(838,305)	(825,285)	—	(13,020)
Consumer Non-Durables	(1,534,246)	(1,534,246)	—	—
Consumer Services	(5,414,084)	(5,414,084)	—	—
Energy	(1,066,306)	(1,066,306)	—	—
Exchange Trade Funds	(380,987)	(380,987)	—	—
Finance	(3,143,286)	(3,143,286)	—	—
Health Care	(1,177,489)	(1,177,489)	—	—
Real Estate Investment Trusts	(102,895)	(102,895)	—	—
Technology	(4,154,635)	(4,154,635)	—	—
Transportation	(163,489)	(163,489)	—	—
Utilities	(245,463)	(245,463)	—	—

Total Liabilities	$(22,698,808)	$(22,685,788)	$—	$(13,020)

*	See Portfolio of Investments detail for country and security type breakout.
The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

Securities Sold Short
	Total	Consumer
	Investments	Durables
Balance as of September 30, 2010*	$—	$—
Net realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in **	(13,020)	(13,020)
Transfers out **	—	—

Balance as of August 31, 2011	$(13,020)	$(13,020)

*	Commencement of operations.

**	Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer.The transfer occurred because of lack of observable market data due to decrease in market activity for this security.
The accompanying notes are an integral part of the financial statements.
34   |   Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio of Investments

	Number
	of Shares	Value
COMMON STOCK—98.4%
Basic Industries—0.3%
Ball Corp.	22,860	$821,131

Capital Goods—5.6%
Actuant Corp., Class A	40,190	807,015
Dover Corp.	28,900	1,662,328
Illinois Tool Works, Inc.	68,890	3,206,141
Ingersoll-Rand PLC	52,935	1,773,852
Parker-Hannifin Corp.	31,347	2,301,810
Stanley Black & Decker, Inc.	19,750	1,224,105
Tyco International Ltd.	33,160	1,378,793
Volvo AB — Sponsored ADR	73,390	915,907

		13,269,951

Communications—2.3%
Monster Worldwide, Inc. *	54,420	513,725
Vodafone Group PLC — Sponsored ADR	184,498	4,859,677

		5,373,402

Consumer Durables—0.5%
Thor Industries, Inc. (a)	35,515	789,498
Tower International, Inc. *	35,546	495,511

		1,285,009

Consumer Non-Durables—5.6%
Electronic Arts, Inc. * (a)	138,875	3,135,797
Jones Group, Inc. (The)	116,350	1,367,113
Mattel, Inc.	127,020	3,413,027
Matthews International Corp., Class A	17,965	600,211
PepsiCo, Inc.	37,050	2,387,132
Philip Morris International, Inc.	33,130	2,296,572

		13,199,852

Consumer Services—16.7%
CEC Entertainment, Inc.	36,695	1,139,747
eBay, Inc. *	100,555	3,104,133
Equifax, Inc.	61,360	1,983,769
Expedia, Inc. #	118,898	3,603,798
Herbalife Ltd.	13,096	730,757
HSN, Inc. *	42,265	1,358,397
IAC/InterActiveCorp. *	40,485	1,600,372
Kohl’s Corp.	84,861	3,932,459
Manpower, Inc.	73,320	2,953,330
Omnicom Group, Inc.	71,310	2,891,620
Pantry, Inc. (The) *	16,545	206,813
Regis Corp.	123,450	1,823,357
Rent-A-Center, Inc.	78,455	2,210,862
Target Corp.	81,770	4,225,056
Towers Watson & Co., Class A	35,305	2,082,642
Viacom, Inc., Class B	38,835	1,873,400
Wal-Mart Stores, Inc.	25,060	1,333,443
Walt Disney Co. (The)	32,695	1,113,592
Wright Express Corp. *	30,820	1,298,755

		39,466,302

Energy—9.7%
Apache Corp.	16,875	1,739,306
Canadian Natural Resources Ltd.	33,120	1,247,630
Chevron Corp.	43,465	4,299,123
EOG Resources, Inc.	50,740	4,698,017
Noble Energy, Inc. #	15,570	1,375,765
Occidental Petroleum Corp.	48,795	4,232,478
PetroBakken Energy Ltd., Class A	47,620	576,707
Royal Dutch Shell PLC — ADR	55,555	3,724,963
SM Energy Co.	12,555	960,458

		22,854,447

Finance—27.4%
ACE Ltd.	36,995	2,389,137
Alleghany Corp. *	6,997	2,091,823
Axis Capital Holdings Ltd.	41,720	1,195,695
Bank of America Corp.	485,125	3,963,471
BB&T Corp.	129,930	2,896,140
Bond Street Holdings, Inc. Class A 144A * ‡ (a)	63,670	1,256,209
Capital One Financial Corp. (a)	73,200	3,370,860
Citigroup, Inc. #	110,012	3,415,873
Federated Investors, Inc., Class B (a)	58,510	1,036,212
Fifth Third Bancorp	148,805	1,580,309
First American Financial Corp.	53,410	814,502
First Southern Bancorp, Inc., Class B 144A * ‡	17,550	204,106
Flagstone Reinsurance Holdings S.A.	84,625	600,837
Hanover Insurance Group, Inc., (The)	27,285	969,163
Hercules Technology Growth Capital, Inc. (a)	66,300	629,850
Huntington Bancshares, Inc.	292,815	1,472,859
J.G.Wentworth, Inc. 144A * ‡ ± Δ	—	0
JPMorgan Chase & Co.	201,925	7,584,303
Loews Corp.	95,624	3,597,375
Maiden Holdings Ltd.	34,630	295,048
MetLife, Inc.	95,270	3,201,072
Morgan Stanley	72,460	1,268,050
NBH Holdings Corp., Class A 144A * ‡	40,025	680,425
Peoples Choice Financial Corp. 144A * ‡ Δ	1,465	0
Raymond James Financial, Inc.	40,910	1,148,753
SLM Corp. #	228,720	3,140,326
Solar Cayman Ltd. 144A * ‡ ∆	19,375	0
State Street Corp.	59,645	2,118,590
THL Credit, Inc.	26,560	312,080
Torchmark Corp.	20,115	768,594
Travelers Cos., Inc., (The)	66,090	3,334,901
Unum Group (a)	61,391	1,445,144
Validus Holdings Ltd.	59,009	1,523,612
Wells Fargo & Co.	149,345	3,897,904
White Mountains Insurance Group Ltd.	6,295	2,518,000

		64,721,223

Health Care—15.6%
AmerisourceBergen Corp. (a)	19,795	783,486
Amgen, Inc.	94,740	5,249,070
Becton, Dickinson & Co.	19,120	1,555,986
Cardinal Health, Inc.	40,610	1,725,925
The accompanying notes are an integral part of the financial statements.
Annual Report 2011   |   35

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Health Care—(continued)
CareFusion Corp. *	28,935	$741,025
Covidien PLC	64,930	3,388,047
Humana, Inc.	37,585	2,918,099
Johnson & Johnson	67,405	4,435,249
McKesson Corp.	38,460	3,074,108
Medtronic, Inc.	35,815	1,256,032
Pfizer, Inc.	442,726	8,402,939
UnitedHealth Group, Inc.	39,770	1,889,870
WellPoint, Inc.	24,225	1,533,443

		36,953,279

Real Estate Investment Trusts—0.6%
Ashford Hospitality Trust, Inc. (a)	53,175	430,718
Colony Financial, Inc. (a)	56,065	865,083
Terreno Realty Corp.	12,460	188,271
TMST, Inc. 144A * ‡	191,097	0

		1,484,072

Technology—13.8%
Amdocs Ltd. *	26,295	722,324
Arrow Electronics, Inc. *	34,359	1,072,001
Avnet, Inc. *	52,055	1,365,923
BancTec, Inc., 144A * ‡ (a)	15,732	49,713
CA, Inc.	118,895	2,495,606
Flextronics International Ltd. *	433,631	2,493,378
Heartland Payment Systems, Inc.	34,790	748,333
International Business Machines Corp.	20,620	3,544,784
Lexmark International, Inc., Class A *	23,335	745,787
Micron Technology, Inc. * (a)	118,390	699,685
Microsemi Corp. *	37,675	585,093
Microsoft Corp.	173,465	4,614,169
Oracle Corp. #	131,315	3,686,012
Seagate Technology PLC	146,030	1,691,027
TE Connectivity Ltd.	125,950	3,856,589
Tech Data Corp. *	28,450	1,339,426
Texas Instruments, Inc.	41,530	1,088,501
Western Union Co., (The)	105,525	1,743,273

		32,541,624

Utilities—0.3%
SemGroup Corp., Class A *	30,530	700,053

TOTAL COMMON STOCK (Cost $243,193,711)		232,670,345

PREFERRED STOCK—0.0%
Finance—0.0%
First Southern Bancorp, Inc. 5.000% 144A ‡	30	72,437

TOTAL PREFERRED STOCK (Cost $30,000)		72,437

	Par
	(000)	Value
CORPORATE BONDS—0.0%
MBIA Insurance Corp. 144A† ## 14.00% 01/15/33	$151	$75,500
Thornburg Mortgage, Inc. (PIK)@ ‡ Δ 18.00% 03/31/15	74	0
Thornburg Mortgage, Inc. 144A@ ‡ Δ 18.00% 03/31/15	824	0

TOTAL CORPORATE BONDS (Cost $981,312)		75,500

	Number
	of Shares
SECURITIES LENDING COLLATERAL—5.3%
Institutional Money Market Trust	12,407,335	12,407,335

TOTAL SECURITIES LENDING COLLATERAL (Cost $12,407,335)		12,407,335

TOTAL INVESTMENTS—103.7% (Cost $256,612,358)		245,225,617

	Number of
	Contracts
OPTIONS WRITTEN††—(0.1%)
Citigroup, Inc. Call Options Expires 01/19/13 Strike Price $6	(2,714)	(13,570)
Citigroup, Inc. Call Options Expires 01/21/12 Strike Price $4	(1,640)	(14,760)
Expedia, Inc. Call Options Expires 01/21/12 Strike Price $35	(352)	(33,440)
Noble Energy, Inc. Call Options Expires 10/22/11 Strike Price $82.50	(155)	(135,625)
Oracle Corp. Call Options Expires 01/21/12 Strike Price $35	(547)	(20,786)
SLM Corp. Call Options Expires 10/22/11 Strike Price $17	(613)	(8,582)

TOTAL OPTIONS WRITTEN (Premiums received $520,322)		(226,763)

LIABILITIES IN EXCESS OF OTHER ASSETS—(3.6)%		(8,449,915)

NET ASSETS—100.0%		$236,548,939

144A
— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2011, these securities amounted to $2,338,390 or 1.0% of net assets. These 144A securities have not been deemed illiquid.

ADR	— American Depositary Receipt

PIK	— Payment In Kind
The accompanying notes are an integral part of the financial statements.
36   |   Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	Portfolio of Investments

PLC	— Public Limited Company

*	— Non-income producing.

@	— Security in default.

‡
— Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2011, these securities amounted to $2,262,890 or 1.0% of net assets.

±	— Total shares owned by the Fund as of August 31, 2011 were less than one share.

†	— Adjustable rate security.

#	— Security segregated as collateral for options written.

##	— Callable security.

(a)	— All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)

Δ	— Security has been deemed illiquid. Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Fund’s policy.

††	— Primary risk exposure is equity contracts.
A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows (see Note 1 in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Common Stock
Basic Industries	$821,131	$821,131	$—	$—
Capital Goods	13,269,951	13,269,951	—	—
Communications	5,373,402	5,373,402	—	—
Consumer Durables	1,285,009	1,285,009	—	—
Consumer Non-Durables	13,199,852	13,199,852	—	—
Consumer Services	39,466,302	39,466,302	—	—
Energy	22,854,447	22,854,447	—	—
Finance	64,721,223	62,580,483	—	2,140,740
Health Care	36,953,279	36,953,279	—	—
Real Estate Investment Trusts	1,484,072	1,484,072	—	—
Technology	32,541,624	32,491,911	—	49,713
Utilities	700,053	700,053	—	—
Preferred Stocks	72,437	—	—	72,437
Corporate Bonds	75,500	—	75,500	—
Securities Lending Collateral	12,407,335	12,407,335	—	—

Total Assets	$245,225,617	$242,887,227	$75,500	$2,262,890

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Options Written
Equity Contracts	$(226,763)	$—	$(226,763)	$—

Total Liabilities	$(226,763)	$—	$(226,763)	$—

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

Preferred
	Total	Common Stock		Stock
	Investments	Finance	Technology	Finance
Balance as of August 31, 2010	$2,456,323	$2,248,439	$136,239	$71,645
Net realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	(193,433)	(107,699)	(86,526)	792
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in *	—	—	—	—
Transfers out *	—	—	—	—

Balance as of August 31, 2011	$2,262,890	$2,140,740	$49,713	$72,437

*	Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer.

The change in unrealized appreciation/(depreciation) related to investments still held at August 31, 2011 was $(193,433).
The accompanying notes are an integral part of the financial statements.
Annual Report 2011   |   37

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO WPG SMALL/MICRO CAP VALUE FUND	Portfolio of Investments

	Number
	of Shares	Value
COMMON STOCK—99.4%
Basic Industries—1.1%
GrafTech International Ltd. *	8,300	$130,310
OM Group, Inc. *	5,040	159,415
Schweitzer-Mauduit International, Inc.	1,400	83,972

		373,697

Capital Goods—11.7%
Columbus McKinnon Corp. *	35,920	517,966
Flow International Corp. *	23,520	59,976
Global Power Equipment Group, Inc. *	10,080	245,549
Globe Specialty Metals, Inc.	26,600	445,550
ICF International, Inc. *	11,870	269,093
Matrix Service Co. *	26,990	293,381
Orion Marine Group, Inc. *	32,230	207,239
RTI International Metals, Inc. *	7,980	212,587
Trinity Industries, Inc.	7,570	208,629
Tutor Perini Corp.	39,390	553,036
Wabash National Corp. *	153,920	875,805

		3,888,811

Communications—3.3%
Digital River, Inc. *	15,830	318,500
Fairpoint Communications, Inc. *(a)	45,680	292,809
Neutral Tandem, Inc. *	31,200	370,968
Saba Software, Inc. *	17,850	124,236

		1,106,513

Consumer Durables—1.7%
La-Z-Boy, Inc. *	12,910	113,608
Libbey, Inc. *(a)	34,660	449,194

		562,802

Consumer Non-Durables—4.4%
Alliance One International, Inc. * .	12,490	39,843
Brown Shoe Co., Inc. (a)	46,780	384,999
Chiquita Brands International, Inc. *	74,660	769,745
Jones Group, Inc. (The)	23,520	276,360

		1,470,947

Consumer Services—17.2%
ABM Industries, Inc.	12,100	247,324
AMN Healthcare Services, Inc. *	29,710	163,702
Body Central Corp. *	7,350	127,522
Casual Male Retail Group, Inc. *	66,180	275,971
Corrections Corp. of America *	11,050	250,724
FTI Consulting, Inc. *(a)	14,510	527,874
Geo Group, Inc., (The) *	56,830	1,220,140
Hackett Group, Inc. (The) *	98,710	374,111
MDC Partners, Inc., Class A	28,890	460,796
Navigant Consulting, Inc. *	53,780	510,372
New Frontier Media, Inc. *	35,790	44,738
Pantry, Inc. (The) *	37,490	468,625
Penske Automotive Group, Inc. (a)	20,380	371,731
Pool Corp.	6,400	165,952
Providence Service Corp. *	48,460	515,614

		5,725,196

Energy—2.7%
Approach Resources, Inc. *	17,540	325,542
BPZ Resources, Inc. *(a)	43,040	157,957
Energy Partners Ltd. *	12,400	165,168
GeoMet, Inc. *	71,670	64,503
Global Geophysical Services, Inc. *	3,150	38,020
Newpark Resources, Inc. *	15,960	132,149

		883,339

Finance—23.8%
A.B.Watley Group, Inc., 144A *	93,855	324
Alterra Capital Holdings Ltd.	13,760	280,704
Boston Private Financial Holdings, Inc.	71,940	448,186
CNO Financial Group, Inc. *	77,900	500,897
Delphi Financial Group, Inc., Class A	16,810	406,466
Encore Bancshares, Inc. *	21,060	233,555
ESSA Bancorp, Inc.	12,120	137,198
FBR & Co. *	120,730	307,861
Global Indemnity PLC *	21,630	400,155
Great American Group, Inc. *	77,190	10,035
Home Bancshares, Inc.	19,020	446,590
Maiden Holdings Ltd.	61,770	526,280
Meadowbrook Insurance Group, Inc.	93,680	878,718
National Penn Bancshares, Inc.	29,640	214,890
Nelnet, Inc., Class A	14,930	286,656
Ocwen Financial Corp. *	31,460	434,148
Renasant Corp.	15,640	216,458
SCBT Financial Corp.	10,610	297,611
Simmons First National Corp., Class A	9,460	217,769
THL Credit, Inc.	19,540	229,595
United Financial Bancorp, Inc.	10,080	155,434
Validus Holdings Ltd.	13,030	336,435
ViewPoint Financial Group	29,310	352,013
Western Alliance Bancorp *	56,170	342,075
WSFS Financial Corp.	7,460	261,100

		7,921,153

Health Care—6.2%
Accuray, Inc. *	27,500	135,850
Alere, Inc. *(a)	13,550	338,343
eResearch Technology, Inc. *	61,400	319,894
ICU Medical, Inc. *	3,050	125,660
Medical Action Industries, Inc. *	46,880	291,125
Natus Medical, Inc. *	22,190	232,551
Symmetry Medical, Inc. *	27,630	230,158
Teleflex, Inc.	6,930	398,614

		2,072,195

Real Estate Investment Trusts—10.4%
American Campus
Communities, Inc.	4,090	159,551
American Capital Agency Corp.	14,660	417,957
Campus Crest Communities, Inc. (a)	52,930	625,633
Chatham Lodging Trust	12,280	123,537
CreXus Investment Corp.	39,400	368,390
Government Properties Income Trust	11,970	280,337
The accompanying notes are an integral part of the financial statements.
38   |   Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO WPG SMALL/MICRO CAP VALUE FUND (continued)	Portfolio of Investments

	Number
	of Shares	Value
Real Estate Investment Trusts—(continued)
Highwoods Properties, Inc. (a)	10,710	$350,860
Kennedy-Wilson Holdings, Inc. (a)	19,310	224,189
Lexington Realty Trust (a)	45,090	332,764
Starwood Property Trust, Inc.	9,350	172,975
Washington Real Estate Investment Trust	13,330	412,430

		3,468,623

Technology—5.6%
Aeroflex Holding Corp. *	52,730	462,969
CDC Software Corp. — ADR *	64,120	243,015
CIBER, Inc.*	144,530	474,058
Digi International, Inc. *	16,820	211,427
Plantronics, Inc.	5,940	190,377
Spectrum Brands Holdings, Inc. *	10,020	268,336

		1,850,182

Transportation—6.8%
Air Transport Services Group, Inc. *	18,900	101,871
Alaska Air Group, Inc. *	1,800	103,914
Hawaiian Holdings, Inc. *	76,990	321,818
JetBlue Airways Corp. *(a)	2,520	10,962
Scorpio Tankers, Inc. *	88,800	609,168
Spirit Airlines, Inc. *	62,700	757,416
US Airways Group, Inc. *(a)	60,650	339,034

		2,244,183

Utilities—4.5%
Aegean Marine Petroleum Network, Inc.	71,430	397,865
Cadiz, Inc. *(a)	25,410	255,625
California Water Service Group	5,250	99,120
Portland General Electric Co.	10,510	253,501
StealthGas, Inc. *	23,100	98,406
UIL Holdings Corp. (a)	5,990	203,420
Vectren Corp.	6,500	177,905

		1,485,842

TOTAL COMMON STOCK (Cost $34,509,517)		33,053,483

PREFERRED STOCK—0.3%
Energy—0.3%
GeoMet, Inc., Series A *	8,537	91,773

TOTAL PREFERRED STOCK (Cost $77,901)		91,773

SECURITIES LENDING COLLATERAL—13.3%
Institutional Money Market Trust	4,411,479	4,411,479

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,411,479)		4,411,479

TOTAL INVESTMENTS—113.0% (Cost $38,998,897)		37,556,735

LIABILITIES IN EXCESS OF OTHER ASSETS—(13.0)%		(4,319,134)

NET ASSETS—100.0%		$33,237,601

144A
— Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2011, these securities amounted to $324 or 0.0% of net assets. These 144A securities have not been deemed illiquid.

ADR	— American Depositary Receipt

PLC	— Public Limited Company

*	— Non-income Producing

(a)	— All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)
A summary of the inputs used to value the Fund’s investments as of August 31, 2011 is as follows (see Note 1 in the Notes to Financial Statements):

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	08/31/11	Price	Inputs	Inputs
Common Stock *	$33,053,483	$33,053,483	$—	$—
Preferred Stock — Energy	91,773	91,773	—	—
Securities Lending Collateral	4,411,479	4,411,479	—	—

Total Assets	$37,556,735	$37,556,735	$—	$—

*	See Portfolio of Investments detail for industry and security type breakout.
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 39

ROBECO INVESTMENT FUNDS	August 31, 2011

ROBECO WPG SMALL/MICRO CAP VALUE FUND (concluded)	Portfolio of Investments
The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

Preferred Stock
Total
	Investments	Energy
Balance as of August 31, 2010	$74,710	$74,710
Net realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfers in *	—	—
Transfers out *	(74,710)	(74,710)

Balance as of August 31, 2011	$—	$—

*	Transfers in and/or (out) of Level 3 are recognized as of the actual date of the event or change in circumstances that caused the transfer. The transfer occurred because the security listed and began trading on an exchange, thereby providing market activity.
The accompanying notes are an integral part of the financial statements.
40 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES

	Robeco Boston	Robeco Boston	Robeco Boston
	Partners	Partners	Partners
	Small Cap	Long/Short	Long/Short
	Value Fund II	Equity Fund	Research Fund
ASSETS
Investments in securities, at value† ^	$109,026,241	$456,814,448	$54,654,662
Cash	1,313,010	33,176,654	3,162,634
Foreign currency, at value #	—	—	727,878
Receivables
Investments sold	375,393	3,726,502	154,094
Deposits with brokers for securities sold short	—	222,012,914	22,881,558
Dividends and interest	120,913	623,748	102,709
Capital shares sold	63,386	1,252,625	272,753
Investment adviser	—	—	51,416
Prepaid expenses and other assets	14,099	25,622	10,112

Total assets	110,913,042	717,632,513	82,017,816

LIABILITIES
Securities sold short, at fair value‡	$—	$221,497,838	$22,698,808
Options written, at value*	—	1,731,410	16,835
Payables
Securities lending collateral	9,833,580	5,193,833	—
Investments purchased	128,879	2,653,989	389,638
Capital shares redeemed	149,053	385,994	13,056
Due to prime broker	—	11,413,718	1,236,209
Investment advisory fees	73,666	874,167	—
Distribution and service fees	14,576	26,908	3,604
Dividends on securities sold-short	—	79,258	20,359
Prime broker interest payable	—	554,967	30,281
Other accrued expenses and liabilities	51,043	101,281	64,165

Total liabilities	10,250,797	244,513,363	24,472,955

Net Assets	$100,662,245	$473,119,150	$57,544,861

NET ASSETS CONSIST OF
Par value	$8,001	$24,068	$5,433
Paid-in capital	116,715,122	430,977,926	59,509,676
Accumulated net investment loss	—	(18,774)	(13,604)
Accumulated net realized gain/(loss) from investments	(17,920,170)	44,970,009	124,939
Net unrealized appreciation/(depreciation) on investments, securities sold short, written options and foreign currency translation	1,859,292	(2,834,079)	(2,081,583)

Net Assets	$100,662,245	$473,119,150	$57,544,861

INSTITUTIONAL CLASS
Net assets	$30,172,029	$344,935,122	$37,236,889
Shares outstanding	2,334,792	17,349,683	3,512,925

Net asset value, offering and redemption price per share	$12.92	$19.88	$10.60

INVESTOR CLASS
Net assets	$70,490,216	$128,184,028	$20,307,972
Shares outstanding	5,666,471	6,717,957	1,919,968

Net asset value, offering and redemption price per share	$12.44	$19.08	$10.58

† Investment in securities, at cost	$107,166,949	$469,936,396	$58,305,108

^ Includes market value of securities on loan	$9,492,841	$5,076,008	$—

# Foreign currency, at cost	$—	$—	$727,345

‡ Proceeds received, securities sold short	$—	$231,210,084	$24,262,985

* Premiums received, options written	$—	$2,307,033	$20,979
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 41

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF ASSETS AND LIABILITIES (concluded)

		Robeco WPG
		Small/Micro Cap
	Robeco Boston	Value Fund
	Partners	(formerly Robecco
	All-Cap	WPG Small Cap
	Value Fund	Value Fund)
ASSETS
Investments in securities, at value† ^	$245,225,617	$37,556,735
Cash	—	9,359
Receivables
Investments sold	3,456,136	311,452
Dividends and interest	541,750	22,538
Capital shares sold	304,089	—
Prepaid expenses and other assets	19,022	8,091

Total assets	249,546,614	37,908,175

LIABILITIES
Options written, at value*	226,763	—
Due to Custodian	133,366	—
Payables
Securities lending collateral	12,407,335	4,411,479
Investments purchased	—	193,847
Capital shares redeemed	56,843	144
Investment advisory fees	89,421	11,693
Distribution and service fees	5,520	—
Other accrued expenses and liabilities	78,427	53,411

Total liabilities	12,997,675	4,670,574

Net Assets	$236,548,939	$33,237,601

NET ASSETS CONSIST OF
Par value	$16,500	$2,701
Paid-in capital	232,811,409	41,347,554
Undistributed net investment income	1,812,622	—
Accumulated net realized gain/(loss) from investments	13,001,590	(6,670,492)
Net unrealized depreciation on investments, written options and foreign currency translation	(11,093,182)	(1,442,162)

Net Assets	$236,548,939	$33,237,601

INSTITUTIONAL CLASS
Net assets	$210,113,153	$33,237,601
Shares outstanding	14,648,504	2,700,653

Net asset value, offering and redemption price per share	$14.34	$12.31

INVESTOR CLASS
Net assets	$26,435,786	$—
Shares outstanding	1,851,088	—

Net asset value, offering and redemption price per share	$14.28	$—

† Investment in securities, at cost	$256,612,358	$38,998,897

^ Includes market value of securities on loan	$12,085,726	$4,275,991

* Premiums received, options written	$520,322	$—
The accompanying notes are an integral part of the financial statements.
42 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF OPERATIONS

	Robeco Boston	Robeco Boston	Robeco Boston
	Partners	Partners	Partners
	Small Cap	Long/Short	Long/Short
	Value Fund II	Equity Fund	Research Fund
			For the Period
	For the	For the	September 30, 2010*
	Year Ended	Year Ended	to
	August 31, 2011	August 31, 2011	August 31, 2011
Investment Income
Dividends †	$1,629,480	$5,255,768	$304,303
Interest	1,621	28,926	916
Income from securities loaned (Note 6)	36,597	123,021	—

Total investment income	1,667,698	5,407,715	305,219

Expenses
Advisory fees (Note 2)	1,100,410	9,053,561	254,235
Distribution fees (Investor Class) (Note 2)	193,214	297,086	17,589
Administration and accounting fees (Note 2)	117,597	357,186	81,267
Transfer agent fees (Note 2)	107,628	186,123	86,272
Printing and shareholder reporting fees	44,387	89,444	3,027
Registration and filing fees	40,383	85,818	38,650
Custodian fees (Note 2)	26,334	80,798	61,659
Audit fees	25,775	31,036	30,000
Directors’ and officers’ fees	25,206	43,081	16,088
Legal fees	18,550	43,596	65,992
Dividend expense on securities sold-short	—	800,401	92,719
Prime broker interest expense	—	4,130,745	106,242
Other expenses	3,760	8,125	3,837

Total expenses before waivers and reimbursements	1,703,244	15,207,000	857,577
Less: waivers and reimbursements	(79,497)	(39,107)	(288,036)

Net expenses after waivers and reimbursements	1,623,747	15,167,893	569,541

Net investment income/(loss)	43,951	(9,760,178)	(264,322)

Net realized gain/(loss) from:
Investments	12,742,824	64,406,227	(195,570)
Investments sold-short	—	1,179,919	531,706
Foreign currency transactions	—	15,408	(13,516)
Warrants **	—	—	23,913
Written options **	—	172,519	—
Net change in unrealized appreciation/(depreciation) on:
Investments	2,875,002	(2,892,108)	(3,650,446)
Investments sold short	—	5,851,988	1,564,177
Foreign currency translation	—	—	542
Written options **	—	575,623	4,144

Net realized and unrealized gain/(loss) on investments	15,617,826	69,309,576	(1,735,050)

Net increase/(decrease) in net assets resulting from operations	$15,661,777	$59,549,398	$(1,999,372)

† Net of foreign witholding taxes of	$—	$(66,636)	$(6,145)

* Commencement of operations.

** Primary risk is equity contracts
The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 43

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF OPERATIONS (concluded)

		Robeco WPG
		Small/Micro Cap
	Robeco Boston	Value Fund
	Partners	(formerly Robecco
	All-Cap	WPG Small Cap
	Value Fund	Value Fund)
	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2011
Investment Income
Dividends †	$3,833,742	$449,630
Interest	24,220	—
Income from securities loaned (Note 6)	58,847	20,127

Total investment income	3,916,809	469,757

Expenses
Advisory fees (Note 2)	1,839,804	339,813
Administration and accounting fees (Note 2)	217,479	86,771
Transfer agent fees (Note 2)	81,925	93,042
Distribution fees (Investor Class) (Note 2)	54,043	—
Custodian fees (Note 2)	52,961	33,179
Registration and filing fees	43,338	27,094
Printing and shareholder reporting fees	35,739	8,770
Directors’ and officers’ fees	33,435	18,781
Audit fees	31,340	25,735
Legal fees	28,026	12,068
Other expenses	5,352	5,794

Total expenses before waivers and reimbursements	2,423,442	651,047
Less: waivers and reimbursements	(759,571)	(19,894)

Net expenses after waivers and reimbursements	1,663,871	631,153

Net investment income/(loss)	2,252,938	(161,396)

Net realized gain/(loss) from:
Investments	17,069,047	5,344,276
Written options *	(955,163)	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,261,299)	(2,923,039)
Written options *	157,086	—

Net realized and unrealized gain from investments	10,009,671	2,421,237

Net increase in net assets resulting from operations	$12,262,609	$2,259,841

† Net of foreign witholding taxes of	$(23,028)	$(3,692)

* Primary risk is equity contracts
The accompanying notes are an integral part of the financial statements.
44 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF CHANGES IN NET ASSETS

	Robeco Boston Partners		Robeco Boston Partners
	Small Cap Value Fund II		Long/Short Equity Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$43,951	$258,606	$(9,760,178)	$(4,229,971)
Net realized gain from investments, securities sold short, written options and foreign currency	12,742,824	6,061,178	65,774,073	31,081,104
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	2,875,002	(4,534,988)	3,535,503	(19,466,226)

Net increase in net assets resulting from operations	15,661,777	1,784,796	59,549,398	7,384,907

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(100,184)	(95,191)	—	—
Investor Class	(95,484)	(94,823)	—	—
Net realized capital gains
Institutional Class	—	—	(17,894,655)	—
Investor Class	—	—	(8,626,259)	—

Net decrease in net assets from dividends and distributions to shareholders	(195,668)	(190,014)	(26,520,914)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	3,909,043	6,525,815	201,360,557	132,696,590
Reinvestment of distributions	93,662	93,687	14,385,081	—
Shares redeemed	(4,024,153)	(3,316,755)	(57,419,040)	(27,301,878)
Redemption fees (Note 8)	2,581	476	179,582	365,813
Investor Class
Proceeds from shares sold	15,435,654	27,718,964	56,183,987	70,371,181
Reinvestment of distributions	94,378	93,851	8,458,921	—
Shares redeemed	(17,318,122)	(10,587,822)	(29,659,739)	(22,909,284)
Redemption fees (Note 8)	6,126	734	75,682	234,720

Net increase/(decrease) in net assets from capital transactions	(1,800,831)	20,528,950	193,565,031	153,457,142

Total increase in net assets	13,665,278	22,123,732	226,593,515	160,842,049
Net assets
Beginning of year	86,996,967	64,873,235	246,525,635	85,683,586

End of year	$100,662,245	$86,996,967	$473,119,150	$246,525,635

Undistributed net investment income/(loss), end of year	$—	$61,717	$(18,774)	$(7,781)

Share transactions:
Institutional Class
Shares sold	295,829	555,555	10,027,275	7,534,517
Shares reinvested	6,807	8,233	734,681	—
Shares redeemed	(302,635)	(275,515)	(2,859,105)	(1,561,805)

Net increase	1	288,273	7,902,851	5,972,712

Investor Class
Shares sold	1,194,306	2,391,723	2,912,953	4,227,832
Shares reinvested	7,112	8,540	449,464	—
Shares redeemed	(1,304,155)	(923,475)	(1,530,960)	(1,364,973)

Net increase/(decrease)	(102,737)	1,476,788	1,831,457	2,862,859

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 45

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	RobecoBoston
	Partners
	Long/Short	Robeco Boston Partners
	Research Fund	All-Cap Value Fund
	For the Period
	September 30, 2010*	For the	For the
	to	Year Ended	Year Ended
	August 31, 2011	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(264,322)	$2,252,938	$724,663
Net realized gain from investments, securities sold short, written options and foreign currency	346,533	16,113,884	3,905,856
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	(2,081,583)	(6,104,213)	(6,754,676)

Net increase/(decrease) in net assets resulting from operations	(1,999,372)	12,262,609	(2,124,157)

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	(1,101,905)	(728,026)
Investor Class	—	(63,061)	(63,358)
Net realized capital gains
Institutional Class	—	(2,218,532)	—
Investor Class	—	(201,331)	—

Net decrease in net assets from dividends and distributions to shareholders	—	(3,584,829)	(791,384)

Capital transactions:
Institutional Class
Proceeds from shares sold	38,930,061	148,246,242	53,342,730
Reinvestment of distributions	—	3,267,204	617,838
Shares redeemed	(506,901)	(62,354,127)	(3,296,424)
Redemption fees (Note 8)	10,669	—	—
Investor Class
Proceeds from shares sold	23,466,226	20,853,224	20,987,057
Reinvestment of distributions	—	252,790	61,116
Shares redeemed	(2,361,571)	(7,847,340)	(11,615,247)
Redemption fees (Note 8)	5,749	—	—

Net increase in net assets from capital transactions	59,544,233	102,417,993	60,097,070

Total increase in net assets	57,544,861	111,095,773	57,181,529
Net assets
Beginning of period/year	—	125,453,166	68,271,637

End of period/year	$57,544,861	$236,548,939	$125,453,166

Undistributed net investment income/(loss), end of period/year	$(13,604)	$1,812,622	$724,650

Share transactions:
Institutional Class
Shares sold	3,560,031	9,707,857	3,931,770
Shares reinvested	—	218,688	46,176
Shares redeemed	(47,106)	(4,025,430)	(251,720)

Net increase	3,512,925	5,901,115	3,726,226

Investor Class
Shares sold	2,137,441	1,345,568	1,472,751
Shares reinvested	—	16,966	4,581
Shares redeemed	(217,473)	(528,995)	(874,208)

Net increase	1,919,968	833,539	603,124

* Commencement of operations
The accompanying notes are an integral part of the financial statements.
46 | Annual Report 2011

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Robeco WPG
	Small/Micro Cap Value Fund
	(formerly Robeco WPG
	Small Cap Value Fund)
	For the	For the
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment loss	$(161,396)	$(138,673)
Net realized gain from investments	5,344,276	5,294,081
Net change in unrealized appreciation/(depreciation) from investments	(2,923,039)	(1,468,131)

Net increase in net assets resulting from operations	2,259,841	3,687,277

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	(107,006)

Net decrease in net assets from dividends and distributions to shareholders	—	(107,006)

Capital transactions:
Institutional Class
Proceeds from shares sold	3,836,370	311,566
Reinvestment of distributions	—	93,748
Shares redeemed	(5,252,156)	(6,997,084)
Redemption fees (Note 8)	—	61

Net decrease in net assets from capital transactions	(1,415,786)	(6,591,709)

Total increase/(decrease) in net assets	844,055	(3,011,438)
Net assets
Beginning of year	32,393,546	35,404,984

End of year	$33,237,601	$32,393,546

Undistributed net investment income	$—	$—

Share transactions:
Institutional Class
Shares sold	312,889	26,105
Shares reinvested	—	8,453
Shares redeemed	(393,955)	(602,576)

Net decrease	(81,066)	(568,018)

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 47

ROBECO INVESTMENT FUNDS	August 31, 2011
STATEMENT OF CASH FLOWS

	Robeco Boston	Robeco Boston
	Partners	Partners
	Long/Short	Long/Short
	Equity Fund	Research Fund
	For the	For the Period
	Year Ended	September 30, 2010*
	August 31, 2011	to August 31, 2011
Cash flows provided from (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$59,549,398	$(1,999,372)

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(543,726,985)	(72,257,466)
Proceeds from disposition of long-term portfolio investments	394,587,824	14,016,245
Purchases to cover short sales	(124,360,376)	(6,084,890)
Proceeds from short sales	296,722,890	30,879,581
Proceeds for written options	3,248,294	20,979
Proceeds from litigation	43,583	—
Net realized gain on investments, investments sold short, written options and warrants	(65,758,665)	(360,049)
Net change in unrealized appreciation/(depreciation) on investments, investments sold short and written options	(3,535,503)	2,082,125
Effect of exchange rate changes on cash	(15,408)	—
Decrease in securities lending collateral	11,473,766	—
Increase in deposits with brokers for securities sold short	(164,137,684)	(22,881,558)
Increase in dividend and interest receivable	(437,902)	(102,709)
(Increase)/decrease in prepaid expenses and other assets	13,340	(10,112)
Increase in receivable from investment adviser	—	(51,416)
Decrease in payable for securities lending collateral	(11,473,766)	—
Increase in dividend payable for short sales	70,551	20,359
Increase in prime broker interest payable	400,394	30,281
Increase in payable to adviser	441,165	—
Increase in accrued expenses	25,086	67,769

Net cash used in operating activities	(146,869,998)	(56,630,233)

Cash flows from financing activities:
Increase/(decrease) in payable to Prime Broker	(6,783,630)	1,236,209
Net payment for fund share activity	169,591,626	59,284,536
Distributions paid from realized capital gains	(3,676,912)	—

Net cash provided by financing activities	159,131,084	60,520,745

Net increase in cash and foreign currency	12,261,086	3,890,512
Cash and foreign currency at beginning of year/period	20,915,568	—

Cash and foreign currency at end of year/period	$33,176,654	$3,890,512

Supplemental disclosure of cash flow information:
Cash paid during the year/period for interest expense	$3,730,351	$75,961

*	Commencement of operations.
The accompanying notes are an integral part of the financial statements.
48 | Annual Report 2011

[THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	Per Share Operating Performance
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net				Dividends to	Distributions to
	Asset		Net Realized	Total	Shareholders	Shareholders
	Value,	Net	and Unrealized	From	from Net	from Net
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Realized	Return	Total
	of Period	Income/(Loss)*	Investments	Operations	Income	Gains	of Capital	Distributions

Robeco Boston Partners Small Cap Value Fund II
Institutional Class
8/31/11	$11.02	$0.03	$1.91	$1.94	$(0.04)	$—	$—	$(0.04)
8/31/10	10.49	0.06	0.52	0.58	(0.05)	—	—	(0.05)
8/31/09	11.87	0.11	(1.26)	(1.15)	(0.14)	(0.05)	(0.04)	(0.23)
8/31/08	21.47	0.07	(1.97)	(1.90)	—	(7.70)	—	(7.70)
8/31/07	22.82	(0.01)	2.41	2.40	(0.09)	(3.67)	—	(3.76)

Investor Class
8/31/11	$10.62	$ (—)[3]	$1.84	$1.84	$(0.02)	$—	$—	$(0.02)
8/31/10	10.11	0.03	0.50	0.53	(0.02)	—	—	(0.02)
8/31/09	11.43	0.07	(1.20)	(1.13)	(0.11)	(0.05)	(0.03)	(0.19)
8/31/08	21.02	0.03	(1.92)	(1.89)	—	(7.70)	—	(7.70)
8/31/07	22.40	(0.07)	2.37	2.30	(0.02)	(3.67)	—	(3.69)

Robeco Boston Partners Long/Short Equity Fund
Institutional Class
8/31/11	$17.41	$(0.47)	$4.55	$4.08	$—	$(1.62)	$—	$(1.62)
8/31/10	15.75	(0.37)	1.98	1.61	—	—	—	—
8/31/09	15.47	(0.22)	2.98	2.76	—	(2.48)	—	(2.48)
8/31/08	17.23	(0.36)	0.50	0.14	—	(1.90)	—	(1.90)
8/31/07	18.57	(0.21)	0.73	0.52	—	(1.86)	—	(1.86)

Investor Class
8/31/11	$16.80	$(0.50)	$4.39	$3.89	$—	$(1.62)	$—	$(1.62)
8/31/10	15.31	(0.40)	1.84	1.44	—	—	—	—
8/31/09	15.17	(0.25)	2.87	2.62	—	(2.48)	—	(2.48)
8/31/08	16.97	(0.39)	0.49	0.10	—	(1.90)	—	(1.90)
8/31/07	18.36	(0.26)	0.73	0.47	—	(1.86)	—	(1.86)

Robeco Boston Partners Long/Short Research Fund
Institutional Class
9/30/10** through 8/31/11	$10.00	$(0.12)	$0.71	$0.59	$—	$—	$—	$—

Investor Class
11/29/10** through 8/31/11	$10.40	$(0.12)	$0.29	$0.17	$—	$—	$—	$—

*	Calculated based on average shares outstanding for the period.

**	Commencement of operations.

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

[2]	Redemption fees are reflected in total return calculations.

[3]	Amount is less than $0.01 per share.

[4]	Annualized.

[5]	Not Annualized.
The accompanying notes are an integral part of the financial statements.
50 | Annual Report 2011

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

					Ratio of
					Expenses to		Ratio of Net
					Average Net		Investment
				Ratio of	Assets With	Ratio of	Income/(Loss)
	Net		Net	Expenses to	Waivers and	Expenses to	to Average
	Asset		Assets,	Average Net	Reimbursements	Average Net	Net Assets
	Value,	Total	End of	Assets With	(Excluding	Assets Without	With Waivers	Portfolio
Redemption	End of	Investment	Period	Waivers and	Dividend and	Waivers and	and	Turnover
Fees	Period	Return[1,2]	(000)	Reimbursements	Interest Expense)	Reimbursements	Reimbursements	Rate

$—[3]	$12.92	17.59%	$30,172	1.30%	N/A	1.37%	0.22%	38%
—[3]	11.02	5.47	25,736	1.30	N/A	1.39	0.51	43
—[3]	10.49	(8.97)	21,466	1.30	N/A	1.74	1.29	66
—[3]	11.87	(10.15)	56,652	1.39	N/A	1.54	0.47	54
0.01	21.47	10.53	94,337	1.55	N/A	1.56	(0.09)	46

$—[3]	$12.44	17.28%	$70,490	1.55%	N/A	1.62%	(0.03)%	38%
—[3]	10.62	5.26	61,260	1.55	N/A	1.63	0.25	43
—[3]	10.11	(9.20)	43,408	1.55	N/A	2.00	0.90	66
—[3]	11.43	(10.40)	65,370	1.64	N/A	1.79	0.19	54
0.01	21.02	10.26	154,546	1.80	N/A	1.81	(0.32)	46

$0.01	$19.88	23.66%	$344,935	3.70%	2.47%	3.71%	(2.35)%	103%
0.05	17.41	10.54	164,438	3.40	2.50	3.46	(2.10)	81
—[3]	15.75	30.02	54,703	3.35	2.50	4.04	(1.85)	172
—[3]	15.47	1.12	36,423	3.98	2.50	4.36	(2.27)	124
—[3]	17.23	2.61	73,770	3.44	2.50	3.60	(1.17)	93

$0.01	$19.08	23.37%	$128,184	3.95%	2.72%	3.96%	(2.60)%	103%
0.05	16.80	9.73	82,088	3.65	2.75	3.70	(2.35)	81
—[3]	15.31	29.63	30,980	3.55	2.75	4.19	(2.09)	172
—[3]	15.17	0.88	7,728	4.23	2.75	4.61	(2.51)	124
—[3]	16.97	2.35	14,664	3.69	2.75	3.85	(1.42)	93

$0.01	$10.60	6.00%	$37,237	2.70%[4]	1.74%[4]	4.20%[4]	(1.21)%[4]	61%[5]

$0.01	$10.58	1.73%	$20,308	2.99%[4]	1.98%[4]	4.25%[4]	(1.47)%[4]	61%[5]

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 51

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net				Dividends to	Distributions to
	Asset		Net Realized	Total	Shareholders	Shareholders
	Value,	Net	and Unrealized	From	from Net	from Net
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Realized	Total	Redemption
	of Period	Income/(Loss)*	Investments	Operations	Income	Gains	Distributions	Fees

Robeco Boston Partners All-Cap Value Fund
Institutional Class
8/31/11	$12.85	$0.15	$1.63	$1.78	$(0.10)	$(0.19)	$(0.29)	$—
8/31/10	12.56	0.10	0.32	0.42	(0.13)	—	(0.13)	—
8/31/09	13.61	0.19	(1.03)	(0.84)	(0.12)	(0.09)	(0.21)	—
8/31/08	16.47	0.23	(1.54)	(1.31)	(0.16)	(1.39)	(1.55)	—
8/31/07	15.69	0.16	2.05	2.21	(0.13)	(1.30)	(1.43)	—
Investor Class
8/31/11	$12.79	$0.11	$1.63	$1.74	$(0.06)	$(0.19)	$(0.25)	$—
8/31/10	12.52	0.07	0.31	0.38	(0.11)	—	(0.11)	—
8/31/09	13.56	0.16	(1.03)	(0.87)	(0.08)	(0.09)	(0.17)	—
8/31/08	16.41	0.16	(1.51)	(1.35)	(0.11)	(1.39)	(1.50)	—
8/31/07	15.63	0.11	2.06	2.17	(0.09)	(1.30)	(1.39)	—

Robeco WPG Small/Micro Cap Value Fund (formerly Robeco WPG Small Cap Value Fund)
Institutional Class
8/31/11	$11.65	$(0.06)	$0.72	$0.66	$—	$—	$—	$—
8/31/10	10.57	(0.05)	1.16	1.11	(0.03)	—	(0.03)	— [3]
8/31/09	12.18	0.03	(1.62)	(1.59)	(0.01)	(0.01)	(0.02)	—
8/31/08	17.05	0.05 [4]	(2.46)	(2.41)	(0.01)	(2.45)	(2.46)	—
8/31/07	16.54	0.01 [4]	2.31	2.32	—	(1.81)	(1.81)	—

*	Calculated based on average shares outstanding, unless otherwise noted.

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

[2]	Redemption fees are reflected in total return calculations.

[3]	Amount is less than $0.01.

[4]	Calculated using the SEC’s undistributed net investment income method.
The accompanying notes are an integral part of the financial statements.
52 | Annual Report 2011

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

					Ratio of Net
					Investment
			Ratio of	Ratio of	Income/(Loss)
Net		Net	Expenses to	Expenses to	to Average
Asset		Assets,	Average Net	Average Net	Net Assets
Value,	Total	End of	Assets With	Assets Without	With Waivers	Portfolio
End of	Investment	Period	Waivers and	Waivers and	and	Turnover
Period	Return[1,2]	(000)	Reimbursements	Reimbursements	Reimbursements	Rate

$14.34	13.75%	$210,113	0.70%	1.03%	1.00%	47%
12.85	3.31	112,437	0.80	1.15	0.75	48
12.56	(5.88)	63,085	0.95	1.50	1.79	55
13.61	(8.55)	51,850	0.95	1.70	1.59	44
16.47	14.38	13,720	0.95	2.24	0.92	45

$14.28	13.55%	$26,436	0.95%	1.28%	0.75%	47%
12.79	3.01	13,016	1.03	1.39	0.55	48
12.52	(6.15)	5,187	1.20	1.75	1.51	55
13.56	(8.82)	3,164	1.20	1.95	1.10	44
16.41	14.16	4,021	1.20	2.49	0.67	45

$12.31	5.67%	$33,238	1.67%	1.72%	(0.43)%	85%
11.65	10.54	32,394	1.69	1.77	(0.39)	94
10.57	(12.93)	35,405	1.61	1.95	0.37	137
12.18	(15.12)	43,133	1.61	1.65	0.11	131
17.05	14.28	53,962	1.47	1.47	0.09	138

The accompanying notes are an integral part of the financial statements.
Annual Report 2011 | 53

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Robeco Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”) (collectively “BP Funds”), and Robeco WPG Small/Micro Cap Value Fund (formerly Robeco WPG Small Cap Value Fund) (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of August 31, 2011, the BP Funds each offer two classes of shares, Institutional Class and Investor Class.The WPG Small/Micro Cap Value Fund is a single class fund, offering only the Institutional Class of shares.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.
     Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     A summary of the inputs used to value each Fund’s net assets as of August 31, 2011 is included in each Fund’s Portfolio of Investments.
54 | Annual Report 2011

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
1. Organization and Significant Accounting Policies (continued)
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the period ended August 31, 2011, there were no transfers between Levels 1, 2, and 3 for BP Small Cap Value Fund II, BP Long/Short Equity Fund. and BP All-Cap Value Fund. For details of transfers in and out of Level 3 for the BP Long/Short Research Fund and WPG Small/Micro Cap Value Fund, please refer to page 35 and page 41, respectively.
     Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
     Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.The Funds estimate the components of distributions received from Real Estate Investment Trusts that may be considered return of capital distributions or capital gain distributions.The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the NAV of the Funds.
     Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).
     U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents.These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Annual Report 2011 | 55

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
1. Organization and Significant Accounting Policies (continued)
     Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.
     Foreign Securities — There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include political, economic and currency exchange developments, including investment restrictions and changes in foreign laws.
     Options Written —The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation.The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.
     Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction expires or closes.When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.
     The BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2011 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund
	Number of	Premiums	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received	Contracts	Received
Options outstanding at August 31, 2010*	—	$—	—	$—	6,002	$1,000,610
Options written	11,057	3,248,294	37	20,979	7,588	969,368
Options closed	(546)	(645,080)	0	0	(7,054)	(1,334,312)
Options expired	—	—	0	0	(255)	(87,524)
Options exercised	(875)	(296,181)	0	0	(260)	(27,820)

Options outstanding at August 31, 2011	9,636	$2,307,033	37	$20,979	6,021	$520,322

*	BP Long/Short Research Fund commenced operations on September 30, 2010.
     Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.
56 | Annual Report 2011

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
1. Organization and Significant Accounting Policies (continued)
     In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2011, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had net charges of $3,879,118 and $104,390, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.
     As of August 31, 2011, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had securities sold short valued at $221,497,838 and $22,699,808, respectively, for which securities of $279,602,889 and $24,361,800 and cash deposits of $222,012,914 and $22,881,558, respectively, were pledged as collateral.
     In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund and the BP Long/Short Research Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged a the Fund based on the LIBOR rate plus an agreed upon spread.
     The BP Long/Short Equity Fund and the BP Long/Short Research Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2011:

		Average Daily	Weighted Average
	Days Utilized	Borrowings	Interest Rate
BP Long/Short Equity Fund	352	$40,578,403	0.63%
BP Long/Short Research Fund	260	444,110	0.62%
     As of August 31, 2011, the BP Long/Short Equity Fund and the BP Long/Short Research Fund had borrowings of $11,413,718 and $1,236,209, respectively. Interest expenses for the period ended August 31, 2011, totaled $251,627 and $1,852, respectively.
2. Transactions with Investment Advisers and Other Services
     Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets and 0.80% of the BP All-Cap Value Fund’s average daily net assets, each accrued daily and payable monthly.
     Until December 31, 2011, Robeco has contractually agreed to limit the BP Small Cap Value II, BP Long/Short Equity Fund and BP All-Cap Value Funds’ total operating expenses (other than brokerage commissions, extraordinary items, interest, dividends on short sales, or taxes) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based the BP Small Cap Value II, BP Long/Short Equity Fund and BP All-Cap Value Funds’ average daily net assets. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. Robeco may not recoup any of its waived investment advisory fees with respect to these Funds.

	Institutional	Investor
BP Small Cap Value Fund II	1.30%	1.55%
BP Long/Short Equity Fund	2.50%	2.75%
BP All-Cap Value Fund	0.70%	0.95%
     For the BP Long/Short Research Fund, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items or taxes) exceeds 2.25% of the average daily net assets attributable to the Fund’s Institutional Class shares and 2.50% of the average daily net assets attributable to the Fund’s Investor Class. This contractual limitation is in effect until at least December 31, 2011 and may not be terminated without Board approval. If at any time during the first three years the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s Total annual Fund operating expenses for that year are less than 2.25% for the Institutional Class and 2.50% for the Investor Class, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period. As of August 31, 2011, the total fees waived and reimbursed which may be subject to possible future reimbursement to Robeco totaled $256,028, which expires in 2014.
Annual Report 2011 | 57

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
2. Transactions with Investment Advisers and Other Services (continued)
     For its advisory services with respect to the WPG Small/Micro Cap Value Fund, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small/Micro Cap Value Fund	0.90% of net assets up to $300 million
0.80% of net assets $300 million to $500 million
0.75% of net assets in excess of $500 million
     Until December 31, 2011, Robeco has contractually agreed to limit the WPG Small/Micro Cap Value Fund’s operating expenses to 1.70% as a percentage of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fees with respect to the WPG Small/Micro Cap Value Fund.
     For the year ended August 31, 2011, Robeco has waived and reimbursed fees as follows:

	Investment Adviser	Investment Adviser
Funds	Expense Waived	Reimbursement
BP Small Cap Value Fund II	$79,497	$—
BP Long/Short Equity Fund	39,107	—
BP Long/Short Research Fund	254,235	1,793
BP All-Cap Value Fund	759,571	—
BP WPG Small/Micro Cap Value Fund	19,894	—
     BNY Mellon Investment Servicing (US) Inc. (“BNY”), a member of The Bank of New York Mellon Corporation, serves as administrator for the Funds. For providing administration and accounting services, BNY is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees. For the BP Long/Short Research Fund, BNY accrued administration and accounting fees totaling $81,267 and waived fees totaling $15,735 for the period ended August 31, 2011.
     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY is entitled to receive compensation as agreed to by the Company and BNY. This fee is allocated to each Fund in proportion to its net assets of the Company.
     In addition, BNY serves as the Funds’ transfer, custodian and dividend disbursing agent. For providing transfer agency services, BNY is entitled to receive a monthly fee, subject to certain minimum. For the BP Long/Short Research Fund, BNY accrued transfer agent fees totaling $86,272 and waived fees totaling $14,685 for the period ended August 31, 2011. Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Funds’ Custodian providing certain custodial services to the Funds.The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets, subject to certain minimum monthly fees. For the BP Long/Short Research Fund, the Custodian accrued custody fees totaling $61,659 and waived fees totaling $1,588 for the period ended August 31, 2011.
     The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class of each Fund (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, BNY Distributors Inc. (the “Distributor”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class.Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Plans.
3. Directors/Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the fiscal year ended August 31, 2011 was $69,884. Certain employees of BNY are Officers of the Company. They are not compensated by the Funds or the Company.
58 | Annual Report 2011

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$40,560,964	$40,526,578
BP Long/Short Equity Fund	543,498,316	395,265,930
BP Long/Short Research Fund	72,647,104	14,170,339
BP All-Cap Value Fund	204,087,176	106,409,146
WPG Small/Micro Cap Value Fund*	31,167,837	34,234,112

*	The Fund had a subscription-in-kind on August 26, 2011, which resulted in transactions into the Fund of $1,535,171, which was comprised of securities and cash in the amounts of $1,528,394 and $6,777, respectively.
5. Capital Share Transactions
     As of August 31, 2011, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small/Micro Cap Value Fund, which has 50,000,000 shares of $0.001 par value common stock authorized.
     As of August 31, 2011, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds.

BP Long/Short Research Fund (Robeco and its affiliates)	25%
BP All-Cap Value Fund (2 shareholders)	38%
6. Securities Lending
     Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Directors, is invested in short-term investments and the Institutional Money Market Trust. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended August 31, 2011, the Funds participated in securities lending. The market value of securities on loan and collateral as of August 31, 2011 and the income generated from the program during the year ended August 31, 2011 with respect to such loans are as follows:

	Market Value		Income Received
	of Securities	Market Value	from Securities
Fund	Loaned	of Collateral	Lending
BP Small Cap Value Fund II	$9,492,841	$9,833,580	$36,597
BP Long/Short Equity Fund	5,076,008	5,193,833	123,021
BP All-Cap Value Fund	12,085,726	12,407,335	58,847
WPG Small/Micro Cap Value Fund	4,275,991	4,411,479	20,127
7. Restricted Securities
     A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Robeco as applicable, based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.
Annual Report 2011 | 59

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
7. Restricted Securities (continued)
     At August 31, 2011, the following Funds held restricted securities that were illiquid:

		Acquisition			% of
	Acquisition Date	Cost	Shares/Par	Value	Net Assets
BP All-Cap Value Fund
Common Stocks:
J.C.Wentworth, Inc. 144A	08/02/07-03/26/08	$181,980	—	$—	0.0%
Peoples Choice Financial Corp. 144A	12/21/04-01/23/06	14,293	1,465	—	0.0
Solar Cayman Ltd. 144A	03/24/10	—	19,375	—	0.0
Corporate Bond:
Thornburg Mortgage, Inc. 144A	10/01/08	758,149	824,000	—	0.0

		$954,422	844,840	$—	0.0%

8. Redemption Fees
     There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on BP Small Cap Value Fund II and BP Long/Short Research Fund. There is a 2.00% redemption fee on             shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund has a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.
9. Federal Income Tax Information
     The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

				Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)
BP Small Cap Value Fund II	$108,449,266	$13,290,496	$(12,713,521)	$576,975
BP Long/Short Equity Fund	471,163,363	25,134,794	(39,483,709)	(14,348,915)
BP Long/Short Research Fund	58,717,448	1,113,620	(5,176,406)	(4,062,786)
BP All-Cap Value Fund	258,162,851	10,999,004	(23,936,238)	(12,937,234)
WPG Small/Micro Cap Value Fund	40,401,564	3,194,711	(6,039,540)	(2,844,829)
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends, investments in partnerships, current year write-off of net operating loss and investments in trust preferred securities.

		Increase/
	Increase/	(Decrease)
	(Decrease)	Accumulated	Increase/
	Undistributed	Net Realized	(Decrease)
	Net Investment	Gain/(Loss)	Additional
Fund	Income/(Loss)	on Investments	Paid-in Capital
BP Small Cap Value Fund II	$90,000	$80	$(90,080)
BP Long/Short Equity Fund	9,749,185	(9,749,185)	—
BP Long/Short Research Fund	250,718	(221,594)	(29,124)
BP All-Cap Value Fund	—	—	—
WPG Small/Micro Cap Value Fund	161,396	—	(161,396)
60 | Annual Report 2011

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
9. Federal Income Tax Information (continued)
     As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Unrealized
	Ordinary	Long-Term	Accumulated	Appreciation/
Fund	Income	Gains	Losses	(Depreciation)
BP Small Cap Value Fund II	$—	$—	$(16,637,853)	$576,975
BP Long/Short Equity Fund	33,686,891	14,889,156	(2,108,085)	(4,350,806)
BP Long/Short Research Fund	537,279	—	(13,604)	(2,493,923)
BP All-Cap Value Fund	3,635,245	12,729,460	—	(12,643,675)
WPG Small/Micro Cap Value Fund	—	—	(5,267,825)	(2,844,829)
     The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.
     The tax character of dividends and distributions paid during the fiscal year ended August 31, 2011 and 2010 were as follows:

	2011			2010
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Gains	Total	Income	Gains	Total
BP Small Cap Value Fund II	$195,668	$—	$195,668	$190,014	—	$190,014
BP Long/Short Equity Fund	24,904,689	1,616,225	26,520,914	—	—	—
BP Long/Short
Research Fund	—	—	—	—	—	—
BP All-Cap Value Fund	2,998,868	585,961	3,584,829	791,384	—	791,384
WPG Small/Micro Cap
Value Fund	—	—	—	107,006	—	107,006
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     For federal income tax purposes, capital loss carryforwards represent net realized capital losses of a Fund that may be carried forward for a maximum of eight years and applied against future net capital gains.As of August 31, 2011, the following Funds had capital loss carryforwards available to offset future realized capital gains through the expiration dates indicated below:

Fund	August 31, 2016	August 31, 2017	August 31, 2018	Total
BP Small Cap Value Fund II	$—	$3,787,452	$12,850,401	$16,637,853
BP Long/Short Equity Fund	2,108,085	—	—	2,108,085
BP Long/Short Research Fund	—	—	—	—
BP All-Cap Value Fund	—	—	—	—
WPG Small/Micro Cap Value Fund	—	1,849,282	3,418,543	5,267,825
     During the year ended August 31, 2011, the following funds utilized capital loss carry forwards to offset capital gain:

BP Small Cap Value Fund II	$12,121,282
BP Long/Short Equity Fund	421,617
WPG Small/Micro Cap Value Fund	5,491,435
     Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, the capital losses from the BP Long/Short Equity Fund that were acquired in its reorganization with WPG 130/30 Large Cap Core Fund on April 17, 2009, could not be fully used against its current year capital gains. The remaining loss of $2,108,085 is carried forward and $421,617 can be utilized annually against the BP Long/Short Equity Fund’s realized capital gains through August 31, 2016.
Annual Report 2011 | 61

ROBECO INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS (concluded)
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended August 31, 2011, the following Funds will defer post-October capital and foreign currency losses to the fiscal year ending August 31, 2012.

		Foreign
Fund	Capital	Currency
BP Long/Short Research Fund	$—	$13,604
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to financial statements for the fiscal year ending August 31, 2012.
10. New Accounting Pronouncements
     In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”).ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
11. Subsequent Events
     Management has evaluated the impact of all subsequent events on the Fund(s) through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
62 | Annual Report 2011

ROBECO INVESTMENT FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of The RBB Fund, Inc.:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, and Robeco WPG Small/Micro Cap Value Fund (five of the series constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2011, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. We have also audited the statements of cash flows of the Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, and Robeco WPG Small/Micro Cap Value Fund of The RBB Fund, Inc. at August 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, and the cash flows of the Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
October 27, 2011
Annual Report 2011 | 63

ROBECO INVESTMENT FUNDS
SHAREHOLDER TAX INFORMATION (unaudited)
Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund’s fiscal year end (August 31, 2011) as to the U.S. federal tax status of distributions received by each Fund’s shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2011, the following dividends and distributions were paid by each of the Funds:

	Ordinary	Long-Term
	Income	Capital Gains
BP Small Cap Value Fund II	$195,668	$—
BP Long/Short Equity Fund	24,904,689	1,616,225
BP All-Cap Value Fund	2,998,868	585,961
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	11.05%
BP All-Cap Value Fund	65.69%
The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	10.02%
BP All-Cap Value Fund	51.88%
Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by each Fund, if any.
In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.
64 | Annual Report 2011

ROBECO INVESTMENT FUNDS
OTHER INFORMATION (unaudited)
Proxy Voting
     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedule
     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreements
     As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Robeco and the Company on behalf of the BP Long/Short Equity Fund, BP Small Cap Value Fund II, BP All-Cap Value Fund, and WPG Small/Micro Cap Value Fund (for this section only, each a “Fund” and together, the “Funds”) (the “Advisory Agreements”) at a meeting of the Board held on May 18, 2011. At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term.The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Advisory Agreements, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Robeco’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco’s personnel providing those services; (iii) Robeco’s investment philosophies and processes; (iv) Robeco’s assets under management and client descriptions; (v) Robeco’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco’s compliance procedures; (viii) Robeco’s financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper Inc. (“Lipper”) comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.
     As part of their review, the Directors considered the nature, extent and quality of the services provided by Robeco. The Directors concluded that Robeco had substantial resources to provide services to the Funds and that Robeco’s services had been acceptable.
     The Directors also considered the investment performance of the Funds and Robeco. Information on the Funds’ investment performance was provided for one, two, three, four and five-year periods, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.
     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.The Directors noted that the advisory fees, after fee waivers, of the BP All-Cap Value Fund were lower than median fees of the Fund’s peer group. It was noted that the expense structure for the BP Long/Short Equity Fund is higher due to the operation of two separate investment portfolios and the cost of short sales. It was also noted that the contractual advisory fees for both the BP Small Cap Value Fund II and WPG Small/Micro Cap Value Fund approximated the median contractual advisory fees for each Fund’s respective peer group. In addition, the Directors noted that Robeco had
Annual Report 2011 | 65

ROBECO INVESTMENT FUNDS
OTHER INFORMATION (unaudited) (concluded)
contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each Fund.
     After reviewing the information regarding the Robeco’s costs, profitability and economies of scale, and after considering Robeco’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2012.
66 | Annual Report 2011

ROBECO INVESTMENT FUNDS
FUND MANAGEMENT (unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Directors and is available without charge by calling (888) 261-4073.

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held	Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
DISINTERESTED DIRECTORS
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 03/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund (registered investment com- pany); Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until September, 2009)
Annual Report 2011 | 67

ROBECO INVESTMENT FUNDS
FUND MANAGEMENT (unaudited) (continued)

				Number of
		Term of		Portfolios in	Other
	Position(s)	Office and		Fund Complex	Directorships
Name, Address,	Held	Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Director
INTERESTED DIRECTORS [2]
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company)(until December, 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manu- facturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank
68 | Annual Report 2011

ROBECO INVESTMENT FUNDS
FUND MANAGEMENT (unaudited) (concluded)

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Fund	Time Served	During Past 5 Years	Director	Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President June 2009 to present and Chief Compliance Officer 2004 to present	President,Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	June 2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square Suite 2000	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A
Philadelphia, PA 19103-6996 DOB: 07/59

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.
Annual Report 2011 | 69

ROBECO INVESTMENT FUNDS
PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE ROBECO INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Robeco Investment Funds chooses to share; and whether you can limit this sharing.

Do the Robeco Investment
Reasons we can share your personal information	Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
Questions? Call (888)-261-4073 or go to www.robecoinvest.com
70 | Annual Report 2011

ROBECO INVESTMENT FUNDS
PRIVACY NOTICE (unaudited) (continued)
What we do

How do the Robeco Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Robeco Investment Funds collect my personal information?	We collect your personal information, for example, when you

• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

• Robeco Investment Management, Inc.
• Robeco Securities, LLC

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     The Robeco Investment Funds don’t share with nonaffiliates so they can market to you. The Robeco Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     The Robeco Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

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INVESTMENT ADVISER CUSTODIAN —— — Robeco Investment Management Inc. The Bank of New York Mellon 909 Third Avenue, 32nd Floor One Wall Street New York, NY 10022 New York, NY 10286 ADMINISTRATOR INDEPENDENT REGISTERED PUBLIC —— ACCOUNTING FIRM BNY Mellon Investment Servicing (US) Inc. — 301 Bellevue Parkway Ernst & Young LLP Wilmington, DE 19809 Two Commerce Square 2001 Market Street, Suite 4000 Philadelphia, PA 19103 TRANSFER AGENT — BNY Mellon Investment Servicing (US) Inc. COUNSEL 4400 Computer Drive — Westborough, MA 01581 Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 PRINCIPAL UNDERWRITER — BNY Mellon Distributors Inc. 760 Moore Road King of Prussia, PA 19406

S1 Fund
Annual Investment Adviser’s Report
(Unaudited)
Dear Fellow Investor,
We are pleased to enclose the first annual report from the S1 Fund for your information.
The Simple Alternatives team would like to take this opportunity to thank you for your continued support. We are grateful for the confidence you have placed in us since the Fund’s inception.
Our philosophy is simple. We believe that hedged equity is a vital part of any investment portfolio. We believe that investors are best served by diversifying across a team of skilled hedged equity managers and that those strategies and managers are best accessed through a simple-to-use mutual fund structure.
One of our goals of including hedged equity strategies in the Fund portfolio is to aim to reduce market volatility that can be found in an investment portfolio of equities and bonds. Through the diligent risk management of our sub-advisers, the Fund provided meaningful ballast to client portfolios during a series of market shocks over the past year. Since inception, the Fund’s annualized volatility as measured by standard deviationi remained quite low at 4.19% as compared to the S&P 500®’s volatility of 20.28%.
For the period from September 30, 2010 to August 31, 2011, the Fund returned 1.80%. This compares to a 15.04% return for the S&P 500® during the same period. Most of the return of the S&P 500® over that period came in the 4th quarter of 2010, when it returned 10.76%. As a result of its modest net exposure, which averaged 25% over the same period, the Fund did not participate in the dramatic upside performance of the equity market during the 4th quarter of 2010. The Fund did participate in the more measured moves of the market in the first 6 months of the 2011 calendar year, returning 2.94% versus 6.02% for the S&P 500®, as market exposure and security selection by our managers lifted the Fund. Fortunately, the same modest net exposure acted as a ballast to the portfolio when the S&P 500® declined -5.43% in August of 2011. At the S&P®’s trough on August 19, 2011, the S&P® was down -12.9% vs. a modest -3.24% decline for the Fund.
We are excited by the many opportunities our sub-advisors have found, both long and short, as a result of the recent market volatility and dislocation. During times of volatility, it may be especially important for investors to allocate capital to managers that aim to preserve capital while seeking to generate positive returns in a variety of market conditions.
Our careful selection of sub-advisors has resulted in a diverse and talented team of experienced hedged equity managers who are skilled at finding undiscovered opportunities to invest in while at the same time to strive to protect capital.
We are grateful for your support and participation.
Sincerely,
James K. Dilworth
Founder
Simple Alternatives

i Annualized Standard Deviation: Risk as measured by the variability of performance. The higher the standard deviation, the greater the variability (and therefore the risk) of the fund or index.
ii The HFRX Global Hedge Fund Index data is sourced from Hedge Funds Research, Inc. and is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

S1 Fund
Performance Data
(Unaudited)
Comparison of Change in Value of $1,000,000 Investment in
S1 Fund I Shares vs. S&P 500® Index.
The chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s I Shares made on September 30, 2010 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

S1 Fund
Performance Data
(Unaudited)
TOTAL RETURNS AS OF AUGUST 31, 2011

Since
Inception*
S1 Fund, I Shares	-0.40%
S&P 500® Index**	8.79%

*	Inception date of the Fund is September 30, 2010.

**	Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.
     Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Call Simple Alternatives at 1-866-882-1226 for returns current to the most recent month-end.
     The Fund’s total expense ratio per the most recent prospectus is 3.51%. The performance data reflects fee waivers and expense reimbursements. Performance would have been lower if these fee waivers and expense reimbursements were not in effect. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
     The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration in securities of a limited number of issuers exposes a fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium-sized companies which involve greater risk than investing in larger, more established companies, such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.
     The Fund may invest in foreign or emerging markets securities which involve special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets.
     The Fund may invest in debt securities which are subject to interest rate risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The Fund may also invest in high yield, lower rated (junk) bonds which involve a greater degree of risk and price fluctuation than investment grade bonds in return for higher yield potential. The Fund’s distressed debt strategy may involve a substantial degree of risk, including investments in sub-prime mortgage securities.
     The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the

S1 Fund
Performance Data (Concluded)
(Unaudited)
company and limited operating history. The Fund may leverage transactions which include selling short as well as borrowing for other than temporary or emergency purposes. Leverage creates the risk of magnified capital losses.
     The Fund may also invest in derivatives which can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. The Fund may invest in options and futures which are subject to special risks and my not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potentially normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of future prices.
     Portfolio composition is subject to change.

S1 Fund
Fund Expense Examples
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2011 through August 31, 2011 and held for the entire period.
Actual Expenses
The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

S1 Fund
Fund Expense Examples (Concluded)
(Unaudited)

	I Shares
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period
Actual*	$1,000.00	$988.10	$20.55
Hypothetical (5% return before expenses)	1,000.00	1,004.54	20.72

*	Expenses equal to an annualized expense ratio for the six-month period ended August 31, 2011 of 4.10% for the Fund, which includes waived fees or reimbursed expenses (including dividend and interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 365 days. The Fund’s ending account value on the first line in the table is based on the actual six-months total return for the Fund of (1.19)%. These amounts include dividends paid on securities which the Fund has sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 1.11% of average net assets for the most recent fiscal year.

S1 Fund
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
SECURITY TYPE/SECTOR CLASSIFICATION	Assets	Value
COMMON STOCKS:
Consumer Discretionary	11.0%	$5,616,042
Real Estate Investment Trusts	7.4	3,793,196
Information Technology	6.6	3,395,401
Financials	5.5	2,837,358
Materials	4.9	2,523,769
Industrials	4.4	2,244,518
Health Care	3.4	1,751,865
Consumer Staples	2.4	1,211,782
Energy	2.3	1,191,399
Telecommunication Services	0.5	271,256
Utilities	0.1	32,966
U.S. TREASURY NOTES	4.6	2,373,712
EXCHANGE TRADED FUNDS	4.1	2,074,635
SHORT-TERM INVESTMENTS	3.1	1,599,913
PURCHASED OPTIONS	0.6	279,905
CORPORATE BOND	0.2	101,041
FOREIGN GOVERNMENT NOTE	0.0	10,833
COMMON STOCKS SOLD SHORT	(13.7)	(7,016,578)
EXCHANGE TRADED FUNDS SOLD SHORT	(16.8)	(8,599,289)
WRITTEN OPTIONS	(0.4)	(222,733)
OTHER ASSETS IN EXCESS OF LIABILITIES	69.8	35,763,378

NET ASSETS	100.0%	$51,234,369

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments
August 31, 2011

	Number
	of Shares	Value
Common Stocks — 48.5%
Consumer Discretionary—11.0%
AH Belo Corp., Class A^	57,274	$306,416
AMC Networks, Inc., Class A*^	7,282	269,434
America’s Car-Mart, Inc.*^	6,000	180,300
Apollo Group, Inc., Class A*	2,260	105,824
Arcos Dorados Holdings, Inc., Class A†	2,131	58,752
Black Diamond, Inc.*^	3,707	28,581
Carter’s, Inc.*^	2,300	71,139
CBS Corp., Class B	2,950	73,897
Childrens Place Retail Stores, Inc., (The)*^	8,297	356,107
Cie Financiere Richemont SA, Class A (Switzerland)	1,640	95,203
CROCS, Inc.*^	12,409	339,510
Family Dollar Stores, Inc.	1,148	61,292
Foot Locker, Inc.^	5,600	116,872
Ford Motor Co.*	700	7,784
Gaylord Entertainment Co.*^	3,577	89,926
Gentex Corp.^	9,647	250,291
Heelys, Inc.*^	31,038	65,180
HSN, Inc.*^	3,950	126,953
Hyatt Hotels Corp., Class A*^	3,398	120,663
Lear Corp.^	10,750	513,635
Li & Fung Ltd. (Hong Kong)	56,800	102,426
Marriott International, Inc., Class A^	3,300	96,624
News Corp., Class A^	4,500	77,715
Panasonic Corp. — Sponsored ADR	8,860	94,182
RadioShack Corp.^	35,000	455,350
Royal Caribbean Cruises Ltd.	573	14,875
Ryland Group, Inc., (The)	3,676	42,862
Scientific Games Corp., Class A*	900	7,938
Sony Corp. — Sponsored ADR	4,130	90,654
Stage Stores, Inc.^	16,301	266,195
True Religion Apparel, Inc.*^	18,875	575,688
Tupperware Brands Corp.	300	19,950
Viacom, Inc., Class B^	11,066	533,824

		5,616,042

Consumer Staples—2.4%
Bunge Ltd.	1,465	94,800
Chiquita Brands International, Inc.*	1,260	12,991
Green Mountain Coffee Roasters, Inc.*	200	20,948
Nestle SA — Sponsored ADR	1,425	88,457
Reckitt Benckiser Group PLC (United Kingdom)	1,270	67,517
Safeway, Inc.	4,750	87,068
SUPERVALU, Inc.^	57,074	454,880
Sysco Corp.	1,400	39,102
Tesco PLC (United Kingdom)	12,106	74,401
Tyson Foods, Inc., Class A	5,610	98,007
Viterra, Inc. (Canada)	7,840	83,420
Wal-Mart Stores, Inc.	1,695	90,191

		1,211,782

Energy—2.3%
Arcan Resources Ltd. (Canada)*	4,563	26,978
Arch Coal, Inc.	700	14,217
Bowood Energy, Inc. (Canada)*	4,080	1,666
BP PLC — Sponsored ADR^	5,134	202,228
Canadian Natural Resources Ltd. (Canada)	500	18,835
Chesapeake Energy Corp.	1,085	35,143
Cloud Peak Energy, Inc.*	4,470	89,400
DeeThree Exploration Ltd. (Canada)*	4,130	16,237
Exxon Mobil Corp.	1,435	106,247
Gastar Exploration Ltd.*^	43,815	181,832
Hess Corp.	600	35,604
Legacy Oil & Gas, Inc. (Canada)*	700	7,648
Murphy Oil Corp.	1,670	89,479
Nabors Industries Ltd.*†	819	15,102
Petroamerica Oil Corp. (Canada)*	10,210	1,720
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments
(Continued) August 31, 2011

	Number
	of Shares	Value
Energy—(Continued)
PetroBakken Energy Ltd., Class A (Canada)	930	$11,263
Petrodorado Energy Ltd. (Canada)*	24,506	5,505
Sasol Ltd. — Sponsored ADR	2,320	111,638
Statoil ASA — Sponsored ADR	4,015	96,721
Transocean Ltd.†	1,705	95,514
Ultra Petroleum Corp.*	500	16,750
Westfire Energy Ltd. (Canada)*	1,800	11,672

		1,191,399

FINANCIALS—5.5%
57th Street General Acquisition Corp.*	2,850	18,525
Altisource Portfolio Solutions SA*†	7,806	272,039
Brookfield Office Properties, Inc. (Canada)	3,000	50,340
Center Financial Corp.*^	40,650	224,388
China Life Insurance Co. Ltd. — ADR	2,705	102,682
Comerica, Inc.^	6,080	155,587
Equity Lifestyle Properties, Inc.*	470	12,004
Fairfax Financial Holdings Ltd. (Canada)	240	96,779
First California Financial Group, Inc.*^	52,454	167,853
Forest City Enterprises, Inc., Class A*^	35,046	465,761
Fox Chase Bancorp, Inc.^	16,420	211,982
Hilltop Holdings, Inc.*	17,000	132,430
JPMorgan Chase & Co	314	11,794
KKR Financial Holdings, LLC	500	4,325
OmniAmerican Bancorp, Inc.*^	18,189	259,739
Oritani Financial Corp.^	17,580	231,177
Safestore Holdings PLC (United Kingdom)	10,752	20,072
SEI Investments Co.^	1,490	25,494
Silver Grant International (Hong Kong)	2,000	493
TFS Financial Corp.*^	11,900	105,434
ViewPoint Financial Group^	22,353	268,460

		2,837,358

Health Care—3.4%
Acorda Therapeutics, Inc.*	486	12,660
Aegerion Pharmaceuticals, Inc.*	337	4,893
Amarin Corp. PLC — ADR*	500	5,755
BioMarin Pharmaceutical, Inc.*^	3,950	116,861
Boston Scientific Corp.*	100	678
Columbia Laboratories, Inc.*	7,340	16,955
CONMED Corp.*^	6,150	144,218
Cooper Cos., Inc., (The)^	1,450	109,141
Cubist Pharmaceuticals, Inc.*^	5,899	204,636
Durect Corp.*	8,490	14,178
ExamWorks Group, Inc.*^	5,500	82,665
HCA Holdings, Inc.*^	16,270	325,888
Integramed America, Inc.*^	21,340	178,189
Johnson & Johnson.	1,500	98,700
Kindred Healthcare, Inc.*	1,600	20,704
MAKO Surgical Corp.*	632	22,689
Medicines Co., (The)*	1,900	27,702
Merck & Co., Inc.	2,680	88,762
Progenics Pharmaceuticals, Inc.*	2,500	15,550
QLT, Inc. (Canada)*	1,791	12,931
Santarus, Inc.*	6,982	21,435
Skilled Healthcare Group, Inc., Class A*	437	2,373
St. Jude Medical, Inc.^	3,300	150,282
Tenet Healthcare Corp.*	6,225	32,868
Teva Pharmaceutical Industries Ltd. — Sponsored ADR^	950	39,292
Uroplasty, Inc.*	298	1,860

		1,751,865

Industrials—4.4%
Acacia Research — Acacia Technologies*^	7,148	312,367
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Industrials—(Continued)
AGCO Corp.*	165	$7,069
Alexco Resource Corp. (Canada)*	1,657	13,536
Arkansas Best Corp.^	3,000	61,950
Capstone Turbine Corp.*^	147,050	176,460
Cooper Industries PLC	443	20,989
Danaher Corp.	720	32,983
Electrovaya, Inc. (Canada)*	2,056	2,939
FedEx Corp.	200	15,744
GeoEye, Inc.*	400	14,468
Gol Linhas Aereas Inteligentes SA — ADR	3,900	30,342
Greenbrier Cos., Inc.*	300	5,214
Grupo Aeroportuario del Sureste SAB de CV — ADR	1,711	98,382
Jacobs Engineering Group, Inc.*	500	18,620
Meritor, Inc.*	4,800	40,560
MSC Industrial Direct Co., Class A	164	10,114
Odyssey Marine Exploration, Inc.*	2,000	5,600
Pall Corp.^	7,375	377,084
Pitney Bowes, Inc.	4,425	89,872
Shaw Group, Inc., (The)*	3,170	73,893
Snap-On, Inc.	280	14,815
Stanley Black & Decker, Inc.^	6,599	409,007
Textainer Group Holdings Ltd.	100	2,371
Tyco International Ltd.†^	8,231	342,245
United Rentals, Inc.*	1,900	31,692
Wabash National Corp.*	3,152	17,935
Wabtec Corp.	300	18,267

		2,244,518

Information Technology—6.6%
Apple, Inc.*^	1,242	477,959
AU Optronics Corp. — Sponsored ADR	16,800	78,960
Cree, Inc.*	250	8,108
Ebix, Inc.*	800	13,104
Google, Inc., Class A*^	1,280	692,429
Hewlett-Packard Co.	2,500	65,075
Intel Corp.	4,450	89,578
Intermec, Inc.*^	24,660	181,744
KIT Digital, Inc.*^	813	9,000
Kulicke & Soffa Industries, Inc.*^	8,658	75,325
Local.com Corp.*	200	570
LSI Corp.*^	14,850	101,129
MEMC Electronic Materials, Inc.*	210	1,466
Microsoft Corp.^	18,764	499,122
Monster Worldwide, Inc.*^	15,500	146,320
Motorola Solutions, Inc.^	2,650	111,538
NCR Corp.*	2,159	37,200
NetApp, Inc.*^	8,723	328,159
Network Equipment Technologies, Inc.*	994	2,545
On Track Innovations Ltd.*†	3,500	5,915
Oracle Corp.	10,000	280,700
PDF Solutions, Inc.*^	23,120	116,294
Rofin-Sinar Technologies, Inc.*	100	2,309
Rovi Corp.*	147	7,187
Sanmina-SCI Corp.*	2,349	18,134
ServiceSource International, Inc.*	200	3,614
TNS, Inc.*	1,321	22,404
VirnetX Holding Corp.*	908	19,513

		3,395,401

Materials—4.9%
A. Schulman, Inc.	1,417	25,846
Agnico-Eagle Mines Ltd. (Canada)^	3,200	221,056
Agrium, Inc.†	1,240	106,590
Air Products & Chemicals, Inc.	400	32,748
American Bonanza Gold Corp. (Canada)*	780	366
Argentex Mining Corp. (Canada)*	510	427
Aurcana Corp. (Canada)*	18,797	13,244
Aureus Mining, Inc. (Canada)*	4,753	6,892
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Materials—(Continued)
Bear Creek Mining Corp. (Canada)*	1,500	$6,142
Brigus Gold Corp. (Canada)*.	1,784	2,805
Coeur d’Alene Mines Corp.*^	13,524	384,758
Continental Gold Ltd. (Canada)*	1,463	10,233
Cytec Industries, Inc.^	2,650	120,310
Dundee Precious Metals, Inc. (Canada)*	2,800	24,646
Eagle Materials, Inc.	300	5,916
Fortuna Silver Mines, Inc. (Canada)*	1,457	8,882
Geomega Resources, Inc. (Canada)*	1,188	2,366
Goldcorp, Inc. (Canada)^	3,800	197,296
Golden Minerals Co.*	966	12,800
Great Basin Gold Ltd. (Canada)*	8,500	19,095
Greif, Inc., Class A	200	11,172
Griffin Mining Ltd.*†	14,800	10,899
Griffin Mining Ltd. (United Kingdom)*	60,200	44,219
Guyana Goldfields, Inc. (Canada)*	400	3,856
Headwaters, Inc.*	5,130	11,030
Horsehead Holding Corp.*	681	6,980
International Northair Mines (Canada)*	11,381	3,835
Lion One Metals Ltd. (Canada)*	1,700	2,083
LyondellBasell Industries NV, Class A†	37	1,282
Mechel — Sponsored ADR	300	5,658
Minera IRL Ltd. (United Kingdom)*	6,195	7,591
Molycorp, Inc.*	428	24,191
Neo Material Technologies, Inc. (Canada)*^	11,500	105,335
Newmont Mining Corp.	11,619	727,582
Oremex Resources, Inc. (Canada)*	2,900	696
Oro Mining Ltd. (Canada)*	2,179	623
Orvana Minerals Corp. (Canada)*	5,811	11,334
PNG Gold Corp. (Canada)*	727	535
POSCO — ADR	1,040	98,946
PPG Industries, Inc.	106	8,119
Puda Coal, Inc.*†Δ	1,570	5,071
Schweitzer-Mauduit International, Inc.^	2,865	171,843
Sealed Air Corp.	1,300	23,946
Sherritt International Corp. (Canada)	300	1,663
Steel Dynamics, Inc.	700	8,911
Titanium Metals Corp.	150	2,404
Trelawney Mining and Exploration, Inc. (Canada)*	4,965	21,547

		2,523,769

Real Estate Investment Trusts—7.4%
Alexandria Real Estate Equities, Inc.^	1,650	120,136
American Campus Communities, Inc.^	9,001	351,129
Apartment Investment & Management Co., Class A^	17,035	452,620
Boardwalk Real Estate Investment Trust (Canada)	1,550	79,328
Camden Property Trust^	2,850	190,437
Cedar Shopping Centers, Inc.^	19,690	72,459
Chatham Lodging Trust^	11,869	119,402
Colonial Properties Trust^	7,100	149,242
Developers Diversified Realty Corp.	16,883	209,180
Dundee Real Estate Investment Trust (Canada)	4,350	141,698
Entertainment Properties Trust	1,450	61,089
Equity Lifestyle Properties, Inc.^	6,679	460,317
Extra Space Storage, Inc.^	4,200	90,300
Hammerson PLC (United Kingdom)	4,750	31,467
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments
(Continued) August 31, 2011

	Number
	of Shares	Value
Real Estate Investment Trusts—(Continued)
Healthcare Realty Trust, Inc.^	11,601	$202,901
Kilroy Realty Corp.^	4,850	173,291
Omega Healthcare Investors, Inc.^	2,121	38,496
Ramco-Gershenson Properties Trust^	35,025	362,509
Realty Income Corp.^	2,150	74,562
Sabra Health Care REIT, Inc.^	6,064	70,858
SL Green Realty Corp.^	1,775	128,226
Vornado Realty Trust^	850	73,024
Westfield Group (Australia)	16,150	140,525

		3,793,196

Telecommunication Services—0.5%
China Mobile Ltd. - Sponsored ADR	2,055	105,154
IDT Corp., Class B	1,128	24,647
Multiband Corp.*^	14,811	47,395
SK Telecom Co. Ltd. — ADR	5,800	93,264
UTStarcom Holdings Co.*†	573	796

		271,256

Utilities—0.1%
American Water Works Co., Inc.	1,107	32,966

TOTAL COMMON STOCKS (Cost $25,754,230)		24,869,552

Exchange TradedFunds — 4.1%
Commodity—1.2%
ELEMENTS Rogers Agriculture Total Return ETN*	298	3,200
SPDR Gold Shares*^	3,358	596,549

		599,749

Currency—1.0%
ProShares UltraShort Euro*^	25,250	426,220
ProShares UltraShort Yen*^	4,600	62,560

		488,780

Equity—1.8%
Consumer Staples Select Sector SPDR Fund^	20,000	$617,800
Energy Select Sector SPDR Fund	200	13,720
Global X Silver Miners ETF	632	17,715
iShares Dow Jones Transportation Average Index Fund	100	8,411
iShares Dow Jones US Home Construction Index Fund	100	1,019
iShares MSCI Brazil Index Fund	200	13,100
iShares MSCI Germany Index Fund	200	4,182
Market Vectors Junior Gold Miners ETF	500	18,655
Materials Select Sector SPDR Fund	200	7,062
Powershares QQQ Trust Series 1	600	33,036
Powershares S&P500 High Quality Portfolio^	11,981	160,066
ProShares UltraShort S&P 500*	1,200	27,036
SPDR S&P Retail ETF	181	8,978

		930,780

Fixed Income—0.0%
ProShares UltraShort 20+ Year Treasury*	157	3,996

Other—0.1%
Templeton Dragon Fund, Inc.	1,770	51,330

TOTAL EXCHANGE TRADED FUNDS (Cost $1,949,131)		2,074,635

The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Par
	(000’S)	Value
Corporate Bond — 0.2%
Financial — 0.2%
Ally Financial, Inc.^ 6.625% 05/15/12	$100	$101,041

TOTAL CORPORATE BOND (Cost $102,738)		101,041

Foreign Government Note — 0.0%
Canadian Government Bond 3.000% 12/01/15	CAD 10	10,833

TOTAL FOREIGN GOVERNMENT NOTE (Cost $10,349)		10,833

U.S. Treasury Notes — 4.6%
4.625% 02/29/12^	100	102,266
2.625% 04/30/16^	2,100	2,271,446

		2,373,712

TOTAL U.S. TREASURY NOTES (Cost $2,296,663)		2,373,712

Short-Term Investments — 3.1%
U.S. Treasury Bill—3.1%
0.250% 09/29/11^	1,600	1,599,913

TOTAL SHORT-TERM INVESTMENTS (Cost $1,599,973)		1,599,913

	Number
	of
	Contracts
Purchased Options — 0.6%
Call Options Purchased—0.1%
Cree, Inc. Expires 09/17/11 Strike Price $37.50	1	45
CVS Caremark Corp. Expires 01/19/13 Strike Price $40	70	19,355
Marriott International, Inc. Expires 10/22/11 Strike Price $38	9	90
Wal-Mart Stores, Inc. Expires 01/19/13 Strike Price $60	100	$16,900

TOTAL CALL OPTIONS PURCHASED (Cost $49,130)		36,390

Put Options Purchased—0.5%
Annaly Capital Management, Inc. Expires 09/17/11 Strike Price $15	18	72
Bank of America Corp. Expires 09/17/11 Strike Price $5	13	39
China-Biotics, Inc. Expires 01/21/12 Strike Price $10	52	47,060
ChinaCast Education Corp. Expires 09/17/11 Strike Price $5	79	5,135
CurrencyShares Australian Dollar Trust Expires 09/17/11 Strike Price $94	50	250
CurrencyShares Canadian Dollar Trust Expires 09/17/11 Strike Price $96	250	2,500
CurrencyShares Canadian Dollar Trust Expires 10/22/11 Strike Price $94	50	1,000
CurrencyShares Euro Trust Expires 09/17/11 Strike Price $140	9	459
CurrencyShares Japanese Yen Trust Expires 09/17/11 Strike Price $104	50	750
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of
	Contracts	Value
Put Options PUrchased—(Continued)
Financial Select Sector SPDR Fund Expires 09/17/11 Strike Price $12	18	$180
Gold Resource Corp. Expires 12/17/11 Strike Price $22.50	55	18,700
iShares Russell 2000 Index Fund Expires 10/22/11 Strike Price $60	250	25,250
iShares Russell 2000 Index Fund Expires 10/22/11 Strike Price $66	100	18,600
Netflix, Inc. Expires 12/17/11 Strike Price $265	4	15,980
Salesforce.com, Inc. Expires 01/21/12 Strike Price $135	4	7,480
ServiceSource International, Inc. Expires 09/17/11 Strike Price $15	2	80
Sky-mobi Ltd. — Sponsored ADR Expires 01/21/12 Strike Price $7.50	47	13,160
SPDR Gold Shares Expires 12/17/11 Strike Price $125	200	5,300
SPDR S&P 500 ETF Trust Expires 09/17/11 Strike Price $110	300	16,500
SPDR S&P 500 ETF Trust Expires 10/22/11 Strike Price $100	100	8,500
SPDR S&P 500 ETF Trust Expires 10/22/11 Strike Price $110	50	9,800
STEC, Inc Expires 01/21/12 Strike Price $20	24	$24,900
WisdomTree Dreyfus Chinese Yuan Fund Expires 10/22/11 Strike Price $23	100	1,500
Zhongpin, Inc. Expires 09/17/11 Strike Price $15	32	20,320
TOTAL PUT OPTIONS PURCHASED (Cost $241,107)		243,515
TOTAL PURCHASED OPTIONS — 0.6% (Cost $290,237)		279,905
TOTAL LONG POSITIONS — 61.1% (Cost $32,003,321)		31,309,591

	Number
	of Shares
Securities Sold Short — (30.5)%
Common Stocks — (13.7)%
Consumer Discretionary—(2.6)%
Amazon.com, Inc.*	(680)	(146,396)
American Axle & Manufacturing Holdings, Inc.*	(1,493)	(13,960)
Blue Nile, Inc.*	(2,387)	(92,687)
Carnival Corp.	(613)	(20,247)
Charter Communications, Inc., Class A*	(700)	(34,916)
Chico’s FAS, Inc.	(5,500)	(76,560)
China Automotive Systems, Inc.*†	(5,900)	(29,559)
Columbia Sportswear Co.	(1,000)	(52,690)
Dillard’s, Inc., Class A	(300)	(13,884)
Garmin Ltd.†	(2,891)	(96,935)
Genuine Parts Co.	(900)	(49,518)
Home Depot, Inc.	(2,213)	(73,870)
HOT Topic, Inc.	(889)	(7,361)
Lamar Advertising Co., Class A*	(2,400)	(50,184)
Lennar Corp., Class A	(3,018)	(44,365)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Consumer Discretionary—(continued)
Liz Claiborne, Inc.*	(9,400)	$(49,068)
MarineMax, Inc.*	(6,764)	(45,928)
Service Corp. International US	(3,700)	(37,814)
Sony Corp. — Sponsored ADR	(2,800)	(61,460)
Steven Madden Ltd.*	(1,800)	(65,016)
Tesla Motors, Inc.*	(2,850)	(70,509)
Time Warner, Inc.	(2,350)	(74,401)
VF Corp.	(800)	(93,648)
Wonder Auto Technology, Inc.*†Δ	(1,400)	(7,588)
Yum! Brands, Inc.	(700)	(38,059)

		(1,346,623)

Consumer Staples—(0.3)%
Boston Beer Co., Inc., Class A*	(500)	(40,535)
Cal-Maine Foods, Inc.	(580)	(18,833)
Darling International, Inc.*	(267)	(4,499)
Green Mountain Coffee Roasters, Inc.*	(200)	(20,948)
HJ Heinz Co.	(900)	(47,376)
Hormel Foods Corp.	(900)	(24,849)

		(157,040)

Energy—(0.2)%
Bill Barrett Corp.*	(800)	(38,360)
Cloud Peak Energy, Inc.*	(580)	(11,600)
Ensco PLC, Sponsored ADR	(400)	(19,304)
Linn Energy, LLC	(600)	(22,710)
Range Resources Corp.	(100)	(6,476)
Southwestern Energy Co.*	(472)	(17,912)

		(116,362)

Financials—(2.2)%
Cash Store Financial Services, Inc., (The) (Canada)	(6,270)	(63,515)
CNinsure, Inc. — ADR*	(7,010)	(77,250)
Cohen & Steers, Inc.	(2,237)	(86,527)
Commonwealth Bank of Australia (Australia)	(2,230)	(114,944)
Credit Agricole SA (France)	(8,242)	(80,758)
Credit Suisse Group AG — Sponsored ADR	(1,980)	(56,826)
Eaton Vance Corp.	(2,350)	(57,364)
Gain Capital Holdings, Inc.*	(12,260)	(70,495)
Howard Hughes Corp., (The)*	(876)	(47,383)
KKR Financial Holdings, LLC	(14,160)	(122,484)
Lazard Ltd., Class A†	(1,690)	(49,297)
Legg Mason, Inc.	(2,110)	(60,072)
Noah Holdings Ltd. — Sponsored ADR*	(3,935)	(48,518)
Prosperity Bancshares, Inc.	(2,350)	(88,948)
TowneBank	(7,450)	(87,686)

		(1,112,067)

Health Care—(0.7)%
Align Technology, Inc.*	(200)	(3,820)
Amgen, Inc.	(700)	(38,784)
Bio-Rad Laboratories, Inc., Class A*	(400)	(40,136)
Cepheid, Inc.*	(400)	(14,504)
Eli Lilly & Co.	(2,450)	(91,900)
Exelixis, Inc.*	(820)	(6,134)
IPC The Hospitalist Co., Inc.*	(100)	(4,010)
MAKO Surgical Corp.*	(522)	(18,740)
Neogen Corp.*	(560)	(19,443)
Owens & Minor, Inc.	(1,100)	(32,384)
Seattle Genetics, Inc.*	(540)	(9,390)
Sun Healthcare Group, Inc.*	(4,263)	(18,160)
Teleflex, Inc.	(600)	(34,512)

		(331,917)

Industrials—(1.0)%
Acacia Research — Acacia Technologies*	(359)	(15,688)
American Science & Engineering, Inc.	(382)	(25,762)
Cenveo, Inc.*	(11,800)	(52,156)
Consolidated Graphics, Inc.*	(1,600)	(61,728)
Fluor Corp.	(300)	(18,216)
Hubbell, Inc., Class B	(320)	(18,922)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Industrials—(continued)
Huntington Ingalls Industries, Inc.*	(1,200)	$(35,928)
Ritchie Bros Auctioneers, Inc.†	(3,040)	(69,889)
Rockwell Automation Corp.	(500)	(32,065)
Sensata Technologies Holding NV*†	(1,100)	(35,684)
Simpson Manufacturing Co., Inc.	(451)	(12,822)
TAL International Group, Inc.	(100)	(2,921)
TAM SA — Sponsored ADR	(2,000)	(41,880)
Trimas Corp.*	(2,500)	(48,325)
United Parcel Service, Inc., Class B	(300)	(20,217)
Universal Forest Products, Inc.	(200)	(6,112)
WW Grainger, Inc.	(64)	(9,862)

		(508,177)

Information Technology—(0.9)%
Apple, Inc.*	(100)	(38,483)
Aruba Networks, Inc.*	(200)	(4,266)
Broadridge Financial Solutions, Inc.	(3,435)	(71,517)
Dassault Systemes SA — ADR†	(900)	(72,900)
Hollysys Automation Technologies Ltd.*†	(134)	(765)
LAM Research Corp.*	(1,576)	(58,564)
Meru Networks, Inc.*	(4,415)	(40,353)
Monolithic Power Systems, Inc.*	(2,400)	(30,312)
Pegasystems, Inc.	(300)	(12,123)
Unisys Corp.*	(1,850)	(32,541)
Universal Display Corp.*	(1,200)	(58,884)
VanceInfo Technologies, Inc. — ADR*	(4,000)	(54,480)

		(475,188)

Materials—(0.7)%
Acadian Timber Corp.†	(70)	(722)
Acadian Timber Corp. (Canada)	(60)	(619)
Aptargroup, Inc.	(200)	(10,096)
Atac Resources Ltd. (Canada)*	(400)	(3,104)
Bemis Co., Inc.	(1,700)	(52,802)
Buckeye Technologies, Inc.	(200)	(5,438)
Eldorado Gold Corp.†	(600)	(11,916)
Freeport-McMoRan Copper & Gold, Inc.	(1,290)	(60,811)
Haynes International, Inc.	(100)	(5,803)
Koppers Holdings, Inc.	(100)	(3,323)
Labrador Iron Ore Royalty Corp. (Canada)	(200)	(7,126)
MeadWestvaco Corp.	(1,700)	(46,784)
MMC Norilsk Nickel OJSC — ADR	(351)	(8,722)
PolyOne Corp.	(400)	(5,052)
Praxair, Inc.	(394)	(38,805)
Puda Coal, Inc.*†Δ	(2,100)	(6,783)
RPM International, Inc.	(2,150)	(44,806)
Scotts Miracle-Gro Co., (The) — Class A	(537)	(26,077)
Sonoco Products Co.	(471)	(14,879)
Valspar Corp.	(200)	(6,458)
Westlake Chemical Corp.	(63)	(2,895)

		(363,021)

Real Estate Investment Trusts—(4.9)%
Acadia Realty Trust	(9,397)	(198,089)
AvalonBay Communities, Inc.	(700)	(95,466)
Capital Shopping Centres Group PLC (United Kingdom)	(4,350)	(23,465)
DuPont Fabros Technology, Inc.	(3,200)	(74,080)
EastGroup Properties, Inc.	(3,556)	(143,698)
Equity Residential	(1,450)	(88,711)
Essex Property Trust, Inc.	(500)	(71,775)
Eurocommercial Properties NV (Netherlands)	(600)	(27,107)
Federal Realty Investment Trust	(2,350)	(212,793)
Getty Realty Corp.	(5,538)	(105,277)
Health Care REIT, Inc.	(3,916)	(199,559)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of Shares	Value
Real Estate Investment trusts—(continued)
Highwoods Properties, Inc.	(4,900)	$(160,524)
Host Hotels & Resorts, Inc.	(5,798)	(68,590)
Kimco Realty Corp.	(10,550)	(186,735)
LaSalle Hotel Properties	(2,900)	(54,520)
Liberty Property Trust	(2,995)	(101,650)
Mack-Cali Realty Corp.	(4,150)	(129,273)
National Retail Properties, Inc.	(4,850)	(132,211)
SL Green Realty Corp.	(850)	(61,404)
Taubman Centers, Inc.	(1,500)	(86,445)
Ventas, Inc.	(2,721)	(145,519)
Weingarten Realty Investors	(4,998)	(121,801)

		(2,488,692)

Telecommunication Services—(0.2)%
Cincinnati Bell, Inc.*	(23,300)	(78,987)
FiberTower Corp.*	(28,000)	(33,320)

		(112,307)

Utilities—0.0%
China Natural Gas, Inc.*†	(2,116)	(5,184)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds $7,414,620)		(7,016,578)

Exchange Traded Funds Sold Short— (16.8)%
Commodity—0.0%
iShares Silver Trust *	(241)	(9,746)

		(9,746)

Currency—(0.4)%
CurrencyShares Australian Dollar Trust	(200)	(21,452)
CurrencyShares Euro Trust	(1,290)	(184,651)

		(206,103)

Equity—(16.1)%
Global X Silver Miners ETF	(632)	(17,715)
Industrial Select Sector SPDR Fund	(2,100)	(68,040)
iShares Dow Jones US Real Estate Index Fund	(2,838)	(162,277)
iShares MSCI Australia Index Fund	(4,108)	(99,948)
iShares MSCI Germany Index Fund	(200)	(4,182)
iShares PHLX SOX Semiconductor Sector Index Fund	(750)	(36,255)
iShares Russell 2000 Index Fund	(79,638)	(5,780,922)
iShares Russell Midcap Growth Index Fund	(2,900)	(160,399)
iShares Russell Midcap Value Index Fund	(5,200)	(221,884)
iShares S&P 500 Index Fund
	(1,900)	(233,130)
iShares S&P North American Technology-Software Index Fund *	(700)	(38,416)
iShares S&P SmallCap 600 Index Fund	(3,300)	(216,051)
Market Vectors Junior Gold Miners ETF	(1,438)	(53,652)
Materials Select Sector SPDR Fund	(12,000)	(423,780)
SPDR S&P 500 ETF Trust	(5,659)	(690,738)
SPDR S&P Oil & Gas Exploration & Production ETF	(150)	(8,043)

		(8,215,432)

Fixed Income—(0.3)%
iShares Barclays 20+ Year Treasury Bond Fund	(800)	(85,624)
iShares Barclays 7-10 Year Treasury Bond Fund	(800)	(82,384)

		(168,008)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds $8,837,728)		(8,599,289)

Total Securities Sold Short — (30.5)% (Proceeds $16,252,348)		(15,615,867)

The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of
	Contracts	Value
Written Options — (0.4)%
Call Options Written—(0.2)%
Acacia Research — Acacia Technologies Expires 09/17/11 Strike Price $35	(17)	$(15,045)
Acacia Research — Acacia Technologies Expires 09/17/11 Strike Price $37.50	(11)	(7,260)
Acacia Research — Acacia Technologies Expires 09/17/11 Strike Price $40	(8)	(3,640)
Acacia Research — Acacia Technologies Expires 09/17/11 Strike Price $42.50	(6)	(1,650)
Amazon.com, Inc. Expires 09/17/11 Strike Price $205	(3)	(4,110)
Apple, Inc. Expires 09/17/11 Strike Price $400	(1)	(320)
Apple, Inc. Expires 09/17/11 Strike Price $410	(2)	(248)
Archer-Daniels-Midland Co. Expires 12/17/11 Strike Price $36	(31)	(434)
Arcos Dorados Holdings, Inc. Expires 10/22/11 Strike Price $25	(5)	(1,750)
Arcos Dorados Holdings, Inc. Expires 11/19/11 Strike Price $30	(5)	(750)
Bank of America Corp. Expires 09/17/11 Strike Price $13	(4)	(4)
Catalyst Health Solutions, Inc. Expires 09/17/11 Strike Price $55	(4)	(1,060)
China-Biotics, Inc. Expires 01/21/12 Strike Price $10	(52)	(520)
China-Biotics, Inc. Expires 01/21/12 Strike Price $12.50	(52)	(260)
ChinaCast Education Corp. Expires 09/17/11 Strike Price $5	(79)	(790)
ChinaCast Education Corp. Expires 09/17/11 Strike Price $7.50	(79)	(790)
Chipolte Mexican Grill, Inc. Expires 09/17/11 Strike Price $340	(2)	(270)
CurrencyShares Euro Trust Expires 09/17/11 Strike Price $148	(4)	(44)
Danaher Corp. Expires 09/17/11 Strike Price $44	(11)	(2,640)
Dillard’s, Inc. Expires 09/17/11 Strike Price $45	(5)	(1,750)
Exxon Mobil Corp. Expires 09/17/11 Strike Price $75	(9)	(1,044)
Fossil, Inc. Expires 09/17/11 Strike Price $90	(4)	(3,700)
General Electric Co. Expires 09/17/11 Strike Price $17	(18)	(252)
Gentex Corp. Expires 09/17/11 Strike Price $25	(19)	(3,468)
GeoEye, Inc. Expires 09/17/11 Strike Price $35	(4)	(910)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of
	Contracts	Value
Call Options Written—(continued)
Gold Resource Corp. Expires 12/17/11 Strike Price $22.50	(55)	$(18,837)
Gold Resource Corp. Expires 12/17/11 Strike Price $25	(20)	(5,300)
Humana, Inc. Expires 09/17/11 Strike Price $77.50	(5)	(1,310)
JPMorgan Chase & Co. Expires 09/17/11 Strike Price $38	(3)	(300)
JPMorgan Chase & Co. Expires 09/17/11 Strike Price $39	(4)	(228)
Longtop Financial Technologies Ltd. Expires 12/17/11 Strike Price $19	(13)	(5,850)
Longtop Financial Technologies Ltd. Expires 12/17/11 Strike Price $23	(13)	(3,315)
MAKO Surgical Corp. Expires 09/17/11 Strike Price $30	(3)	(1,800)
Marriott International, Inc. Expires 10/22/11 Strike Price $39	(9)	(45)
Netflix, Inc. Expires 12/17/11 Strike Price $290	(4)	(2,840)
Netflix, Inc. Expires 12/17/11 Strike Price $320	(4)	(1,280)
PNC Financial Services Group, Inc. Expires 01/21/12 Strike Price $55	(9)	(2,043)
Range Resources Corp. Expires 09/17/11 Strike Price $60	(3)	(1,710)
Range Resources Corp. Expires 09/17/11 Strike Price $62.50	(4)	(1,600)
S&P 500 Index Expires 09/17/11 Strike Price $1,220	(2)	(5,800)
Salesforce.com, Inc. Expires 01/21/12 Strike Price $155	(4)	(1,920)
Salesforce.com, Inc. Expires 01/21/12 Strike Price $185	(4)	(488)
Scotts Miracle-Gro Co. (The) Expires 09/17/11 Strike Price $45	(5)	(2,075)
Scotts Miracle-Gro Co. (The) Expires 12/17/11 Strike Price $50	(5)	(1,250)
Sky-mobi Ltd. — Sponsored ADR Expires 01/21/12 Strike Price $12.50	(47)	(1,058)
Sky-mobi Ltd. — Sponsored ADR Expires 01/21/12 Strike Price $15	(47)	(1,645)
Snap-on, Inc. Expires 09/17/11 Strike Price $65	(3)	(45)
Snap-on, Inc. Expires 12/17/11 Strike Price $55	(2)	(500)
Stanley Black & Decker, Inc. Expires 09/17/11 Strike Price $60	(4)	(1,480)
Stanley Black & Decker, Inc. Expires 09/17/11 Strike Price $65	(7)	(490)
Starbucks Corp. Expires 09/17/11 Strike Price $38	(5)	(760)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of
	Contracts	Value
Call Options Written—(continued)
STEC, Inc. Expires 01/21/12 Strike Price $25	(24)	$(72)
STEC, Inc. Expires 01/21/12 Strike Price $30	(24)	(96)
Tupperware Brands Corp. Expires 09/17/11 Strike Price $60	(6)	(3,720)
Tupperware Brands Corp. Expires 10/22/11 Strike Price $70	(1)	(229)
Tupperware Brands Corp. Expires 10/22/11 Strike Price $75	(3)	(312)
VF Corp. Expires 09/17/11 Strike Price $120	(2)	(440)
VF Corp. Expires 10/22/11 Strike Price $120	(2)	(920)
Vornado Realty Trust Expires 12/17/11 Strike Price $100	(4)	(520)
Wabtec Corp. Expires 09/17/11 Strike Price $60	(5)	(1,325)
Wabtec Corp. Expires 10/22/11 Strike Price $75	(1)	(22)
Weight Watchers International, Inc. Expires 09/17/11 Strike Price $62.50	(9)	(1,125)
Whole Foods Market, Inc. Expires 09/17/11 Strike Price $67.50	(5)	(670)
Zhongpin, Inc. Expires 09/17/11 Strike Price $15	(32)	(160)
Zhongpin, Inc. Expires 09/17/11 Strike Price $20	(32)	(480)
TOTAL CALL OPTIONS WRITTEN (Premiums Received $137,930)		(126,769)
Put Options Written—(0.2)%
American Tower Corp. Expires 10/22/11 Strike Price $40	(7)	(210)
Anheuser-Busch InBev NV Expires 12/17/11 Strike Price $45	(6)	(495)
ASML Holding NV Expires 10/22/11 Strike Price $27.50	(4)	(190)
BP PLC Expires 10/22/11 Strike Price $38	(18)	(2,664)
CH Robinson Worldwide, Inc. Expires 11/19/11 Strike Price $50	(3)	(105)
CNO Financial Group, Inc. Expires 09/17/11 Strike Price $7	(66)	(4,455)
CVS Caremark Corp. Expires 01/19/13 Strike Price $35	(70)	(32,725)
Dr Pepper Snapple Group, Inc. Expires 11/19/11 Strike Price $35	(5)	(413)
Ecolab, Inc. Expires 01/21/12 Strike Price $35	(5)	(138)
iShares Dow Jones US Real Estate Index Fund Expires 09/17/11 Strike Price $51	(12)	(300)
The accompanying notes are an integral part of the financial statements.

S1 Fund
Portfolio of Investments (Continued)
August 31, 2011

	Number
	of
	Contracts	Value
Put Options Written—(continued)
JB Hunt Transport Services, Inc. Expires 11/19/11 Strike Price $30	(5)	$(163)
Philip Morris International, Inc. Expires 12/17/11 Strike Price $55	(5)	(422)
Polypore International, Inc. Expires 12/17/11 Strike Price $40	(3)	(382)
Popular, Inc. Expires 01/21/12 Strike Price $2.50	(166)	(10,375)
ResMed, Inc. Expires 01/21/12 Strike Price $25	(4)	(290)
SBA Communications Corp. Expires 12/17/11 Strike Price $25	(5)	(125)
SodaStream International, Ltd. Expires 10/22/11 Strike Price $25	(5)	(550)
SPDR Gold Shares Expires 09/17/11 Strike Price $125	(46)	(322)
Temple-Inland, Inc. Expires 10/22/11 Strike Price $15	(4)	(140)
Wal-Mart Stores, Inc. Expires 01/19/13 Strike Price $50	(100)	(41,500)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $80,468)		(95,964)

Total Written Options — (0.4)% (Proceeds $218,398)		(222,733)

Other Assets in Excess of Liabilities — 69.8%		35,763,378

Net Assets — 100.0%		$51,234,369

*	Non-income producing.

†	This company is domiciled outside of the United States. The security’s functional currency is the United States dollar.

Δ	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2011, long positions amounted to $5,071 and short positions amounted to ($14,371), or 0.0% and 0.0%, respectively, of net assets.

^	Security position is either entirely or partially held in a segregated account as collateral for securities sold short or written options.

ADR	American Depositary Receipt

CAD	Canadian Dollar

ETF	Exchange-traded Fund

ETN	Exchange-traded Note

MSCI	Morgan Stanley Capital International

PLC	Public Limited Company

PHLX	Philadelphia Stock Exchange

REIT	Real Estate Investment Trust

S&P	Standard & Poors

SPDR	Standard & Poors Depositary Receipt

SOX	Semiconductor Sector Index

VIX	Volatility Index
The accompanying notes are an integral part of the financial statements.

S1 Fund
Statement of Assets and Liabilities
August 31, 2011

ASSETS
Investments, at value (cost $32,003,321)	$31,309,591
Cash	17,792,946
Deposits with brokers for securities sold short and written options	16,797,510
Foreign currency (cost $327,253)	334,247
Receivables for:
Investments sold	2,645,798
Capital shares sold	381,695
Dividends and interest	55,139
Prepaid expenses and other assets	6,288

Total assets	69,323,214

LIABILITIES
Securities sold short, at value (proceeds $16,252,348)	15,615,867
Options written, at value (premiums received $218,398)	222,733
Payables for:
Investments purchased	2,107,030
Investment advisory fees	48,812
Directors’ and officers’ fees	772
Dividends on securities sold short	14,446
Due to prime broker	12,943
Other accrued expenses and liabilities	66,242

Total liabilities	18,088,845

Net Assets	$51,234,369

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$5,144
Paid-in capital	51,922,098
Accumulated net realized loss from investments, securities sold short, foreign currency transactions and written options	(638,197)
Net unrealized depreciation on investments, securities sold short, foreign currency transactions and written options	(54,676)

Net assets	$51,234,369

I SHARES
Net assets	$51,234,369

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,144,061

Net asset value, offering and redemption price per share	$9.96

The accompanying notes are an integral part of the financial statements.

S1 Fund
Statement of Operations
For the Period Ended August 31, 2011(1)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,275)	$122,746
Interest	11,126

Total investment income	133,872

EXPENSES
Advisory fees (Note 2)	407,531
Dividend expense on securities sold short	100,269
Administration and accounting fees (Note 2)	110,351
Prime broker interest expense	64,299
Legal fees	59,679
Transfer agent fees (Note 2)	66,340
Custodian fees (Note 2)	60,487
Audit fees	38,535
Directors’ and officers’ fees	16,338
Printing and shareholder reporting fees	14,477
Insurance fees	3,756
Registration and filing fees	1,503
Other expenses	3,216

Total expenses before waivers and reimbursements	946,781
Less: waivers and reimbursements (Note 2)	(345,043)

Net expenses after waivers and reimbursements	601,738

Net investment loss	(467,866)

Net realized gain/(loss) from:
Investments	(1,353,493)
Securities sold short	1,264,616
Foreign currency transactions	1,200
Written options	(179,985)
Net change in unrealized appreciation/(depreciation) on:
Investments	(693,730)
Investments sold short	636,481
Foreign currency translation	6,908
Written options	(4,335)

Net realized and unrealized gain from investments	(322,338)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(790,204)

(1)	The Fund commenced investment operations on September 30, 2010.
The accompanying notes are an integral part of the financial statements.

S1 Fund
Statements of Changes in Net Assets

For the
Period Ended
August 31, 2011(1)
Increase/(Decrease) in Net Assets From Operations:
Net investment loss	$(467,866)
Net realized loss from investments, securities sold short, foreign currency transactions and written options	(267,662)
Net change in unrealized depreciation on investments, securities sold short, foreign currency transactions and written options	(54,676)

Net decrease in net assets resulting from operations	(790,204)

Capital Transactions:
I Shares
Proceeds from shares sold	53,338,698
Shares redeemed	(1,314,125)

Net increase in net assets from capital share transactions	52,024,573

Total increase in net assets	51,234,369

Net Assets
Beginning of period	—

End of period	$51,234,369

Undistributed net investment loss, end of period	$—

Share Transactions:
I Shares
Shares sold	5,274,677
Shares redeemed	(130,616)

Net increase in shares	5,144,061

(1)	The Fund commenced investment operations on September 30, 2010.
The accompanying notes are an integral part of the financial statements.

S1 Fund
Financial Highlights
Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	I Shares
	For the Period
	September 30, 2010
	to August 31, 2011(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss	(0.29	)(2)
Net realized and unrealized gain from investments(3)	0.25

Net decrease in net assets resulting from operations	(0.04)

Net asset value, end of period	$9.96

Total investment return(4)	(0.40	)%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,234
Ratio of expenses to average net assets with waivers and reimbursements (including dividend and interest expense)	4.06	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.95	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend and interest expense)	6.39	%(5)
Ratio of net investment loss to average net assets	(3.16	)%(5)
Portfolio turnover rate	440.88	%(6)

(1)	The Fund commenced investment operations on September 30, 2010.

(2)	Calculated based on average shares outstanding for the period.

(3)	The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.

(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

S1 Fund
Notes To Financial Statements
August 31, 2011
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the S1 Fund (the “Fund”), which commenced investment operations on September 30, 2010. As of the date hereof, the Fund offers two classes of shares, I Shares and R Shares. As of August 31, 2011, Class R Shares have not been issued.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
     Fair Value Measurements — The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used, as of August 31, 2011, in valuing the Fund’s assets carried at fair value:

			LEVEL 2	LEVEL 3
	Total Fair	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs

Common Stocks
Consumer Discretionary	$5,616,042	$5,616,042	$—	$—
Consumer Staples	1,211,782	1,211,782	—	—
Energy	1,191,399	1,191,399	—	—
Financials	2,837,358	2,837,358	—	—
Health Care	1,751,865	1,751,865	—	—
Industrials	2,244,518	2,244,518	—	—
Information Technology	3,395,401	3,395,401	—	—
Materials	2,523,769	2,518,698	—	5,071
Real Estate Investment Trusts	3,793,196	3,793,196	—	—
Telecommunication Services	271,256	271,256	—	—
Utilities	32,966	32,966	—	—
Corporate Bond	101,041	—	101,041	—
Foreign Government Note	10,833	—	10,833	—
U.S. Treasury Notes	2,373,712	—	2,373,712	—
Exchange Traded Funds	2,074,635	2,074,635	—	—
Short-Term Investments	1,599,913	—	1,599,913	—
Asset Derivatives
Commodity Contracts	5,300	5,300	—	—
Equity Contracts	269,646	269,646	—	—
Foreign Currency Contracts	4,959	4,959	—	—

Total Assets	$31,309,591	$27,219,021	$4,085,499	$5,071

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)

			Level 2	Level 3
	Total Fair	LEVEL 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Common Stocks Sold Short
Consumer Discretionary	$(1,346,623)	$(1,339,035)	$—	$(7,588)
Consumer Staples	(157,040)	(157,040)	—	—
Energy	(116,362)	(116,362)	—	—
Financials	(1,112,067)	(1,112,067)	—	—
Health Care	(331,917)	(331,917)	—	—
Industrials	(508,177)	(508,177)	—	—
Information Technology	(475,188)	(475,188)	—	—
Materials	(363,021)	(356,238)	—	(6,783)
Real Estate Investment Trusts	(2,488,692)	(2,488,692)	—	—
Telecommunication Services	(112,307)	(112,307)	—	—
Utilities	(5,184)	(5,184)	—	—
Exchange Traded Funds Sold Short	(8,599,289)	(8,599,289)	—	—
Liability Derivatives
Commodity Contracts	(322)	(322)	—	—
Equity Contracts	(222,367)	(213,202)	—	(9,165)
Foreign Currency Contracts	(44)	(44)	—	—

Total Liabilities	$(15,838,600)	$(15,815,064)	$—	$(23,536)

     The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

	TOTAL	Consumer		Written
	Investments	Discretionary	Materials	Options
Balance as of September 30, 2010	$—	$—	$—	$—
Accrued discounts/premiums	—	—	—	—
Net realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	5,352	1,592	5,718	(1,958)
Purchases*	(23,817)	(9,180)	(7,430)	(7,207)
Sales	—	—	—	—
Transfer in	—	—	—	—
Transfer out	—	—	—	—

Balance as of August 31, 2011	$(18,465)	$(7,588)	$(1,712)	$(9,165)

*	Included were securities purchased as a Short Sale. The change in unrealized appreciation/(depreciation) related to investments still held at August 31, 2011 was $5,352.

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the period ended August 31, 2011, there were no transfers between Levels 1, 2 and 3 for the Fund.
     DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
     The following is a summary of the location of derivatives on the Fund’s Statement of Assets and Liabilities as of August 31, 2011:

Location on the Statement of Assets and Liabilities
Derivative Investments Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments, at value	Options written, at value
Foreign currency contracts
Commodity contracts
     The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of August 31, 2011:

Asset Derivative Investments Value
		Interest		Foreign
Total Value at		Rate	Credit	Currency	Commodity
08/31/11	Equity Contracts	Contracts	Contracts	Contracts	Contracts
$279,905	$269,646	$—	$—	$4,959	$5,300

Liability Derivative Investments Value
		Interest		Foreign
Total Value at		Rate	Credit	Currency	Commodity
08/31/11	Equity Contracts	Contracts	Contracts	Contracts	Contracts
$(222,733)	$(222,367)	$—	$—	$(44)	$(322)

S1 Fund
Notes to Financial Statements
August 31, 2011 (Continued)
     The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended August 31, 2011:

Type Location of Gain (Loss) on Derivatives
Derivative Investments Type	Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) from investments
Foreign currency contracts	Net realized gain (loss) from written options
Commodity contracts	Net change in unrealized appreciation
(depreciation) on investments
Net change in unrealized appreciation
(depreciation) on written options
     The following is a summary of the Fund’s realized gain or loss and change in unrealized appreciation or depreciation on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended August 31, 2011:

Realized Gain (Loss) on Derivative Investments
Recognized in the Statement of Operations
		Interest		Foreign
Total Value at		Rate	Credit	Currency	Commodity
08/31/11	Equity Contracts	Contracts	Contracts	Contracts	Contracts
$68,801	$39,200	$48,366	$—	$(9,350)	$(9,415)

Change in Unrealized Appreciation (Depreciation) on Derivative
Investments Recognized in the Statement of Operations
		Interest		Foreign
Total Value at		Rate	Credit	Currency	Commodity
08/31/11	Equity Contracts	Contracts	Contracts	Contracts	Contracts
$(14,667)	$4,844	$—	$—	$(11,026)	$(8,485)

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
     For the period ended August 31, 2011, the Fund’s average volume of derivative is as follow:

Purchased	Written
Options	Options
(Cost)	(Proceeds)
$137,770	$94,606
     Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.
     Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.
     Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.
     U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2)

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.
     Foreign Currency Contracts — The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Fund. The gains or losses realized upon the closing of such contracts are included in the Statement of Operations. The use of forward currency contracts by a Fund involves risks including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At August 31, 2011, the Fund did not hold any forward currency contracts.
     Foreign Securities — There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include political, economic and currency exchange developments, including investment restrictions and changes in foreign laws.
     Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates, foreign exchange rates and values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
     Options Written — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are recorded as liabilities to the extent of premiums received. Gains or losses are realized when the option transaction

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.
     As of August 31, 2011, the Fund had options written valued at ($222,733) for which securities of $276,160 and cash deposits of $1,189,456 were pledged as collateral.
     The Fund had transactions in options written during the period ended August 31, 2011 as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2010	—	$—
Options written	3,953	511,153
Options closed	(1,968)	(236,356)
Options expired	(548)	(50,067)
Options exercised	(29)	(6,332)

Options outstanding at August 31, 2011	1,408	$218,398

     Short Sales — When the investment adviser or a sub-adviser believes that a security is overvalued, the Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.
     In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the period ended August 31, 2011, the Fund had net charges of $63,291 on borrowed securities. Such amounts are included in prime broker interest expense on the Statement of Operations.

S1 Fund
Notes To Financial Statements
August 31, 2011 (Continued)
     As of August 31, 2011, the Fund had securities sold short valued at $15,615,867 for which securities of $19,105,774 and cash deposits of $15,608,054 were pledged as collateral. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs & Co. (“Goldman Sachs”) (the Fund’s prime broker), the Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.
     The Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the period ended August 31, 2011:

Days	Average Daily		Weighted Average
Utilized	Borrowings		Interest Rate
18	AUD	2,108	5.42%
153	CAD	39,422	1.48%
62	EUR	39,915	1.63%
101	GBP	37,568	1.00%
18	SEK	1,602	2.33%
184	USD	87,398	0.66%
     As of August 31, 2011, the Fund had no borrowings. Interest expense for the period ended August 31, 2011 totaled $1,008.
     Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
2. Investment Adviser and Other Services
     Simple Alternatives, LLC (“Simple Alternatives” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 2.75% of the Fund’s average daily net assets.
     The Adviser has contractually agreed to limit the Fund’s total operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes) through December 31, 2012 to the extent that such expenses exceed 2.95% of the average daily net assets of the Fund’s I Shares and 3.20% of the average daily net assets of the Fund’s R Shares, respectively. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. If at any time during the first three years the Fund’s Advisory Agreement with the Adviser is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 2.95% or 3.20%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the

S1 Fund
Notes to Financial Statements
August 31, 2011 (Continued)
Fund does not cause the Fund to exceed existing expense limitations. For the period ended August 31, 2011, investment advisory fees accrued and waived were $407,531and $277,378, respectively. Expenses reimbursed or to be reimbursed by the Adviser were $36,305. At August 31, 2011, the amount of potential recovery by the Advisor was as follows:

Expiration
August 31, 2014
$313,683
     Simple Alternatives has currently retained the services of Roaring Blue Lion Capital Management, LLC; Courage Capital Management, LLC; Cramer Rosenthal McGlynn, LLC; Lauren Templeton Capital Management, LLC; Starwood Real Estate Securities, LLC; and Trellus Management Co., LLC as sub-advisers (each a “Sub-Adviser”) of the Fund. Pursuant to sub-advisory agreements between the Adviser and each Sub-Adviser, each Sub-Adviser manages the investment and reinvestment of the portion of the Fund’s portfolio allocated to it by the Adviser. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Sub-Advisers are compensated by the Adviser and not by the Fund.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.
     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company. For the period ended August 31, 2011, BNY Mellon accrued administration and accounting fees totaling $110,351 and waived fees totaling $20,543.
     In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the period ended August 31, 2011, BNY Mellon accrued transfer agent fees totaling $66,340 and waived fees totaling $8,332.
     For providing custodial services to the Fund, PFPC Trust Company, a member of The Bank of New York Mellon Corporation, is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets subject to certain minimum monthly fees. For the period ended August 31, 2011, the Custodian accrued custody fees totaling $60,487 and waived fees totaling $2,485.
     BNY Mellon Distributors, Inc. serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.
     The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.

S1 Fund
Notes to Financial Statements
August 31, 2011 (Continued)
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the period ended August 31, 2011 was $5,875. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Fund or the Company.
4. Investment in Securities
     For the period ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investments in Non-U.S. Government Securities	$76,602,658	$47,182,418
Investments in U.S. Government Securities	2,965,719	661,051
5. Capital Share Transactions
     As of August 31, 2011, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the I Shares and the R Shares.
6. Federal Income Tax Information
     The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

			Net
Federal Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Depreciation
$32,570,632	$1,181,751	$(2,442,792)	$(1,261,041)
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent

S1 Fund
Notes to Financial Statements
August 31, 2011 (Continued)
these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent differences as of August 31, 2011, primarily attributable to foreign currency transactions, disallowed expenses, current year write-off of net operating loss, reclass of short-term gain to ordinary income and capitalized dividends on short sales, were reclassified to the following accounts:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital
$467,866	$(370,535)	$(97,331)
As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Unrealized
Ordinary Income	Long-Term Gains	Depreciation
$—	$72	$(692,945)
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.
     There were no dividends or distributions paid during the fiscal period ended August 31, 2011. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal period ended August 31, 2011, the Fund did not incur a net post-October loss.
As of August 31, 2011, the Fund had no capital loss carryforward.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.
7. New Accounting Pronouncement
     In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).”ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS . ASU 2011-04 will require

S1 Fund
Notes to Financial Statements
August 31, 2011 (Concluded)
reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
8. Subsequent Events
     Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there was the following subsequent event:
     Effective October 10, 2011, The Bank of New York Mellon succeeded PFPC Trust Company as custodian to the Fund.

S1 Fund
Report Of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
The RBB Fund, Inc.
     We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the S1 Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2011, and the related statement of operations, statement of changes in net assets, and financial highlights for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S1 Fund at August 31, 2011, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 30, 2010 (commencement of operations) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
October 27, 2011

S1 Fund
Shareholder Tax Information
(Unaudited)
     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. There were no dividends paid during the fiscal year ended August 31, 2011.
     Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

S1 Fund
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 882-1226 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

S1 Fund
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
DISINTERESTED DIRECTORS

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company) Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired.	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

S1 Fund
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
DISINTERESTED DIRECTORS

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of precision coated and industrial abrasives)	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City. Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds (registered investment company) (until September 2009)

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
INTERESTED DIRECTORS [2]

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

S1 Fund
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
INTERESTED DIRECTORS[2]

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company) (until December 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

S1 Fund
Fund Management (Concluded)
(Unaudited)

Number of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name, Address,	Held	and Length of	Principal Occupation(s)	Overseen by	Held
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	by Director
OFFICERS
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Simple Alternatives, LLC
90 Grove Street
Suite 205
Ridgefield, CT 06877
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young LLP
Two Commerce Square
2001 Market Street, Suite 4000
Philadelphia, PA 19103
Counsel
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
S1 Fund
of THE RBB FUND, INC.
Annual Report
August 31, 2011
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

THE SCHNEIDER FUNDS
Annual Investment Adviser’s Report
August 31, 2011
(Unaudited)
Fellow Shareholder:
This annual report for the Schneider Funds covers the fiscal year ended August 31, 2011.
     U.S. equities posted healthy returns in the period as the U.S. economy continued to expand, corporate earnings grew at a healthy pace and monetary policy remained accommodative. The Russell 3000 Index rose 19.3%. The period was really a story of two markets as the index powered ahead 29.3% during the first six months of the fiscal year, followed by a 7.8% decline from March through August.
     Investors were generally optimistic in late 2010 and early 2011 that the economy was on a steady and self-sustaining course of modest expansion supported by accommodative monetary policy and low interest rates. However, data in late spring indicated that U.S. economic growth was decelerating, and it was unclear whether there would be a second-half rebound from the spring’s “soft patch.” Although not surprising to us, consumer confidence was further eroded by the headline S&P ratings downgrade of U.S. government debt.
     Market weakness intensified in late summer with fears that Europe’s unsustainable welfare states might precipitate a serious financial crisis in Europe and global recession. There was a rush to the exits, as evidenced by substantial net withdrawals from equity funds by U.S. investors, and by exceedingly strong demand for U.S. Treasuries that drove interest rates toward historic lows.
     Not surprisingly, defensive stocks held up best in the spring and summer as weak economic data fueled worries that the economic expansion might not be sustainable. Cyclical stocks were punished. Our deep-value style orients the portfolio toward a persistent underweighting in stocks that exhibit more stable and predictable near-term earnings, and this factor weighed heavily on returns.
     The growth rate of the global economy has clearly downshifted. Europe is the area of the world at greatest risk of a full-blown recession. Our expectation for sluggish domestic economic growth with some staying power remains intact despite the slowdown in recent months. As a result, we did not substantially alter the portfolio strategy.
     The U.S. is less vulnerable to a recession than the European crisis region. Domestic monetary policy remains easy and supportive of economic expansion. In a complete reversal of 2008, the problem is not consumer or corporate finances, but instead government debt. Public companies have all-time high levels of cash. U.S. banks possess high capital levels and much improved asset quality. Belt-tightening during the previous recession and exposure to emerging markets left non-financial firms with lean cost structures and kept profitability high even in the face of relatively soft U.S. demand. Consumers have brought down their household debt service ratio to 16.1% of disposable income from a peak of 18.9%.
     Emerging market countries could help counter the downward pressure that Europe’s troubles might exert on the global economy. Many of them do not share the debt burdens that are creating problems for many developed market countries. They have fiscal flexibility, and a small but important set of countries have begun to lower their policy interest rates and have the ability to ease further if needed.
     We believe that excessive pessimism has created tremendous value in the portfolio. The holdings in the Funds are very cheaply valued in our estimation and offer great potential for future earnings growth, compared to a market that as a whole has already hit its full earnings power. We take a longer-term perspective and will continue to hold convictions that sometimes challenge consensus views.
     We appreciate your support.

Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

1

THE SCHNEIDER FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2011
(Unaudited)
Schneider Small Cap Value Fund — Portfolio Review
     The Small Cap Value Fund returned 3.87% for the fiscal year. Long-term results since inception exceeded the Russell benchmark (see table on page 3).
     Favorable stock selection in the technology sector made a positive contribution to returns. We continue to overweight technology. Despite the extremely volatile market conditions in recent months, we are exercising patience and adhering to our deep-value discipline.
     The Fund’s investments in coal miners, although positive, lagged behind the returns of other small cap energy segments that shined in an environment of generally elevated oil prices. We believe coal stocks offer great promise. Coal is the cheapest fuel for electricity production in the world and will continue to experience significant growth in demand from Asia. The thermal coal market dynamics in the U.S. are improving. Inventories continue to decline, exports are up substantially, and pricing remains firm. Cloud Peak Energy, the largest holding in the Fund as of the fiscal year-end, is a “pure play” thermal coal miner specializing in the low-cost Powder River Basin region.
     The Fund’s inexpensive bank holdings were a drag on returns as the more richly valued banks outperformed. In our estimation, the investments have measurable potential upside. Recent interest rate declines have delayed the improvement. Continued releases of excess loan loss reserves should provide meaningful support to banks’ bottom lines as we believe the group is less than halfway through the credit cycle. Industry credit metrics have improved for six quarters, and in past cycles this trend has usually gone hand in hand with bank outperformance, especially with banks trading at very low multiples by almost every measure.
     Homebuilder stocks are dirt cheap (no pun intended). Weak fundamentals persist for homebuilders, but they are one of the few pockets of the economy that has not decelerated during the recent economic slowdown. Although new home starts continue to run at well under half of normal demand, the public builders are increasing market share at the expense of thousands of private homebuilders that went out of business during the housing bust. Public firms have drastically slashed their expense base to enable them to collectively be profitable at the bottom of the cycle.
     Elevated levels of shadow inventory, consisting of foreclosures and delinquent mortgages, have created a temporary supply glut that places pressure on new home sales. However, this pipeline has already peaked as delinquencies have declined sharply for over a year. The volume of new foreclosures should fall markedly in 2013.
     The main problem is not supply, but weak demand. Housing ownership is extraordinarily cheap versus renting and should draw in more buyers as confidence is restored, family formations rebound and employment grows.
     Despite inexpensive valuations and stable business fundamentals, our stocks sold off sharply since the spring. Domestic economic fundamentals are less important to investors than the euro zone right now. In our view, excessive fears have led investors to severely punish stocks of companies that are in the earlier stages of their earnings recovery. They are also paying too dearly for assets that offer perceived near-term safety and security. If investors’ worst fears do not materialize in the coming months, many should eventually come out of their foxholes, embrace a longer-term view and evaluate investments on a more typical risk-reward spectrum. When they do, we believe the Fund’s holdings will be rewarded for their uncommon value and both their current and future potential earnings power.

Ten Largest Holdings
Cloud Peak Energy, Inc.	8.4%	Citizens Republic Bancorp, Inc.	3.0%
Arch Coal, Inc.	6.1%	FreightCar America, Inc.	3.0%
Meritage Homes Corp.	5.7%	Flagstar Bancorp, Inc.	2.7%
Hudson Highland Group, Inc.	4.1%	Emeritus Corp.	2.6%
Regions Financial Corp.	3.1%	Axis Capital Holdings Ltd.	2.4%

As a percentage of net assets on August 31, 2011
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to most recent month-end, please call 1-888-520-3277.
The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.
Value investing involves risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

2

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Annual Investment Adviser’s Report (Concluded)
August 31, 2011 (Unaudited)
Comparison of Change in Value of $20,000 Investment in
Schneider Small Cap Value Fund vs. Russell 2000® Value Index
The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
Total Returns for the Periods Ended August 31, 2011

	Average Annual
	One			Since
	Year	Five Years	Ten Years	Inception*
Schneider Small Cap Value	3.87%	-4.78%	7.67%	13.54%
Russell 2000® Value Index	16.86%	-0.62%	6.46%	8.19%

*	Inception date 9/2/98
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management contractually agreed to waive a portion of its advisory fee and reimburse a portion of the Fund’s operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.43% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.
The Fund’s annualized total return since inception is based on an increase in net asset value from $10.00 per share on September 2, 1998 (inception) to $13.70 per share on August 31, 2011, adjusted for dividends and distributions totaling $29.52 per share paid from net investment income and realized gains.
The Advisor has contractually agreed to waive management fees and reimburse expenses through December 31, 2011, to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%.
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Portfolio composition is subject to change.
Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

THE SCHNEIDER FUNDS
Annual Investment Adviser’s Report (Continued)
August 31, 2011
(Unaudited)
Schneider Value Fund — Portfolio Review
     The Value Fund posted a 7.35% return during the fiscal year. The Fund’s performance since inception is roughly in line with the benchmark (see table on page 5).
     The overweighting in energy stocks made a favorable contribution to Fund returns. A relative overweight position in banks and homebuilders had a negative impact during the period. The portfolio was also negatively affected during the second half of the fiscal year as investors beat a hasty retreat to defensive sectors with more stable and predictable near-term earnings.
     We believe the portfolio as a whole offers measurable upside potential based on historical averages. Although invested in economically-sensitive businesses, which is part of the nature of deep value investing, the companies do not require a robust U.S. expansion for their expected earnings recovery. A relapse into recession in the U.S. would delay fundamental improvement in the Fund’s holdings, but we could see a strong rebound in performance if investors’ worst fears are not realized.
     In our view, coal mining stocks (primarily thermal coal, which is utilized by power plants to generate electricity) remain a compelling investment, and we are comfortable with our substantial commitment. Growing demand for U.S. coal in Europe and Asia, constrained U.S. production, and reduced stockpiles in the U.S. and China support higher coal prices and coal company earnings.
     The Fund’s investments are oriented toward the more thermal-exposed names such as Peabody Energy and Consol Energy. Peabody is a high quality coal company that provides organic growth in Australia. The coal operations of Consol are highly efficient with low costs, and the company is successfully unlocking the value of their premier natural gas assets. Although Arch Coal increased its met coal exposure via the acquisition of International Coal, the company remains a large low-cost producer of thermal coal with attractive scale and valuable assets. The shares of all three holdings present a very favorable risk/reward profile in our opinion.
     Bank stocks currently elicit as much investor apathy as any other group. Bottom-line profit growth, continued sharp improvement in credit quality, high capital levels, future reserve releases, capital deployment in the form of dividends and stock buybacks, a re-focus on expense reduction and extremely attractive valuations have barely elicited a yawn. Investors instead seem fixated on a weakening macro picture, regulatory uncertainty, the negative impact of persistently low interest rates on margins, and sluggish loan growth. In our opinion, the fundamental improvement for banks should continue for several years while many of the headwinds should eventually subside.

Ten Largest Holdings
Consol Energy, Inc.	6.0%	Peabody Energy Corp.	5.1%
Cisco Systems, Inc.	5.6%	FirstEnergy Corp.	4.0%
JPMorgan Chase & Co.	5.4%	Sun Trust Banks, Inc.	3.9%
Wells Fargo & Co.	5.2%	NVR, Inc.	3.8%
Arch Coal, Inc.	5.1%	PNC Financial Services Group, Inc.	3.4%
As a percentage of net assets on August 31, 2011

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance data current to most recent month-end, please call 1-888-520-3277.
The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.
Value investing involves risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

4

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Annual Investment Adviser’s Report (Continued)
August 31, 2011 (Unaudited)
Comparison of Change in Value of $20,000 Investment in
Schneider Value Fund vs. Russell 1000® Value Index
The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.
Total Returns for the Periods Ended August 31, 2011

	Average Annual
	One		Since
	Year	Five Years	Inception*
Schneider Value	7.35%	-6.59%	6.75%
Russell 1000® Value Index	14.37%	-1.62%	6.89%

*	Inception date 9/30/02
The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management contractually agreed to waive a portion of its advisory fee and reimburse a portion of the Fund’s operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.03% and 0.90%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 90 days are subject to a 1.00% redemption fee.
The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 (inception) to $12.50 per share on August 31, 2011, adjusted for dividends and distributions totaling $6.53 per share paid from net investment income and realized gains.
The Advisor has contractually agreed to waive management fees and reimburse expenses through December 31, 2011, to the extent that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.90%.
Portfolio composition is subject to change.
Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

5

THE SCHNEIDER FUNDS
Fund Expense Examples
(Unaudited)
As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2011 through August 31, 2011, and held for the entire period.
Actual Expenses
The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Schneider Small Cap Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$744.20	$5.06
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.87

	Schneider Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2011	August 31, 2011	During Period*
Actual	$1,000.00	$803.30	$4.09
Hypothetical (5% return before expenses)	1,000.00	1,020.61	4.59

*	Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund and 0.90% for the Schneider Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of -25.58% for the Schneider Small Cap Value Fund and -19.67% for the Schneider Value Fund.

6

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
	Assets	Value
Common Stocks:
Coal	14.4%	$10,041,021
Banks	11.1	7,766,448
Commercial Services	8.0	5,565,241
Home Builders	7.8	5,417,029
Computers	5.6	3,929,391
Real Estate Investment Trusts	4.6	3,201,562
Insurance	4.5	3,155,570
Semiconductors	4.3	3,010,907
Aerospace & Defense	4.1	2,886,002
Internet	4.0	2,759,223
Savings & Loans	3.7	2,614,197
Healthcare — Services	3.1	2,138,912
Industrial	3.0	2,057,440
Retail	2.7	1,909,154
Electric	2.1	1,475,117
Chemicals	2.1	1,447,297
Oil & Gas	2.0	1,415,153
Real Estate	1.7	1,178,960
Software	1.7	1,160,782
Apparel	1.3	895,254
Office Products	1.2	856,827
Electronics	0.9	625,750
Building Materials	0.8	550,058
Healthcare — Products	0.7	484,762
Telecommunications	0.6	447,538
Diversified Financial Services	0.6	387,370
Food	0.5	329,672
Machinery — Diversified	0.3	212,892
Metals Fabricating	0.2	123,849
Securities Lending Collateral	18.0	12,507,432
Corporate Bonds	1.1	763,279
Exchange Traded Fund	0.9	646,115
Liabilities In Excess of Other
Assets	(17.6)	(12,261,801)

NET ASSETS	100.0%	$69,698,403

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

7

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Portfolio Holdings Summary Table
August 31, 2011
(Unaudited)

	% of Net
	Assets	Value
Common Stocks:
Banks	20.3%	$13,796,848
Coal	16.3	11,036,500
Insurance	10.2	6,959,148
Oil & Gas	8.6	5,862,233
Home Builders	6.9	4,699,436
Electric	6.5	4,431,841
Telecommunications	6.0	4,044,703
Health Care — Services	2.8	1,877,137
Computers	2.6	1,772,696
Aerospace & Defense	2.3	1,549,815
Leisure Time	2.2	1,496,920
Automobile Manufacturers	2.1	1,401,431
Semiconductors	1.8	1,236,123
Automobile Parts & Equipment	1.8	1,184,427
Commercial Services	1.6	1,109,833
Electronics	1.6	1,098,406
Retail	1.6	1,060,433
Life & Health Insurance	1.5	1,016,362
Real Estate Investment Trusts	1.0	690,342
Lodging	0.8	566,166
Exchange Traded Fund	1.1	783,913
Securities Lending Collateral	6.7	4,575,795
Corporate Bonds	0.1	48,195
Liabilities In Excess of Other
Assets	(6.4)	(4,358,975)

NET ASSETS	100.0%	$67,939,728

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

8

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Portfolio of Investments
August 31, 2011

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace & Defense — 4.1%
AAR Corp.	57,250	$1,350,527
BE Aerospace, Inc. *	14,075	490,232
Triumph Group, Inc. (a)	19,955	1,045,243

		2,886,002

Apparel — 1.3%
Barry (R.G.) Corp.	87,684	895,254

Banks — 11.1%
Associated Banc-Corp.	11,210	123,310
Cathay General Bancorp	44,805	574,400
Citizens Republic Bancorp, Inc. *	263,345	2,083,059
First Horizon National Corp.	137,750	969,760
MainSource Financial Group, Inc.	180,951	1,608,654
Regions Financial Corp.	482,205	2,189,211
Southwest Bancorp, Inc. *	11,185	57,044
Yadkin Valley Financial Corp. ^^	101,010	161,010

		7,766,448

Building Materials — 0.8%
Builders FirstSource, Inc. *	285,004	550,058

Chemicals — 2.1%
A. Schulman, Inc.	54,591	995,740
Ferro Corp. *	4,180	34,987
Spartech Corp. *	94,675	416,570

		1,447,297

Coal — 14.4%
Arch Coal, Inc.	207,810	4,220,621
Cloud Peak Energy, Inc. * (a)	291,020	5,820,400

		10,041,021

Commercial Services — 8.0%
Aegean Marine Petroleum Network, Inc.	111,035	618,465
Hudson Highland Group, Inc. *	542,115	2,851,525
Insperity, Inc.	36,121	899,413
Monster Worldwide, Inc. *	80,760	762,374
PHH Corp. * (a)	22,850	433,464

		5,565,241

Computers — 5.6%
Insight Enterprises, Inc. *	83,000	$1,562,060
Ness Technologies, Inc. *	157,017	1,202,750
Xyratex Ltd.	135,732	1,164,581

		3,929,391

Diversified Financial Services — 0.6%
Artio Global Investors, Inc. (a)	42,615	387,370

Electric — 2.1%
GenOn Energy, Inc. *	485,236	1,475,117

Electronics — 0.9%
Pulse Electronics, Inc.	186,235	625,750

Food — 0.5%
Sanderson Farms, Inc. (a)	8,410	329,672

Healthcare — Products — 0.7%
Orthofix International N.V. *	13,225	484,762

Healthcare — Services — 3.1%
Emeritus Corp. * (a)	103,336	1,807,347
Five Star Quality Care, Inc. *	102,020	331,565

		2,138,912

Home Builders — 7.8%
KB HOME (a)	219,720	1,447,955
Meritage Homes Corp. *	211,910	3,969,074

		5,417,029

Industrial — 3.0%
FreightCar America, Inc. *	112,367	2,057,440

Insurance — 4.5%
Assured Guaranty Ltd.	93,195	1,257,201
Axis Capital Holdings Ltd.	59,110	1,694,093
Stewart Information Services Corp.	21,435	204,276

		3,155,570

Internet — 4.0%
ICG Group, Inc. *	122,645	1,256,498
ModusLink Global Solutions, Inc.	217,010	896,251
Openwave Systems, Inc. *	182,245	348,088
S1 Corp. *	28,116	258,386

		2,759,223

The accompanying notes are an integral part of the financial statements.

9

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Portfolio of Investments (Continued)
August 31, 2011

	Shares	Value
Machinery — Diversified — 0.3%
Flow International Corp. *	83,487	$212,892

Metals Fabricating — 0.2%
RTI International Metals, Inc. *	4,649	123,849

Office Products — 1.2%
Officemax, Inc. *	136,655	856,827

Oil & Gas — 2.0%
Penn Virginia Corp. (a)	144,775	1,181,364
Petroplus Holdings AG	29,300	233,789

		1,415,153

Real Estate — 1.7%
Forestar Group, Inc. *	62,578	787,857
Thomas Properties Group, Inc. *	127,395	391,103

		1,178,960

Real Estate Investment Trusts — 4.6%
FelCor Lodging Trust, Inc. *	365,415	1,253,373
NorthStar Realty Finance Corp.	159,050	607,571
Redwood Trust, Inc. (a)	60,800	763,648
Strategic Hotels & Resorts, Inc. *	120,705	576,970

		3,201,562

Retail — 2.7%
Brown Shoe Co., Inc. (a)	92,325	759,835
Coldwater Creek, Inc. *	108,495	115,005
MarineMax, Inc. *	152,329	1,034,314

		1,909,154

Savings & Loans — 3.7%
First Financial Holdings, Inc.	121,695	766,678
Flagstar Bancorp, Inc. *	3,028,719	1,847,519

		2,614,197

Semiconductors — 4.3%
Alliance Semiconductor Corp.	413,150	119,813
ATMI , Inc. *	62,109	1,063,927
Axcelis Technologies, Inc. *	286,898	390,181
Magnachip Semiconductor Corp. * (a)	75,315	670,303
MEMC Electronic Materials, Inc. * (a)	109,840	766,683

		3,010,907

Software — 1.7%
Take-Two Interactive Software, Inc. * (a)	87,805	1,160,782

Telecommunications — 0.6%
Aviat Networks, Inc. *	172,130	447,538

TOTAL COMMON STOCKS (Cost $68,070,623)		68,043,378

EXCHANGE TRADED FUND — 0.9%
Finance — 0.9%
iShares Russell 2000 Value Index Fund	10,050	646,115

TOTAL EXCHANGE TRADED FUND (Cost $586,251)		646,115

SECURITIES LENDING COLLATERAL — 18.0%
Institutional Money Market Trust	12,507,432	12,507,432

TOTAL SECURITIES LENDING COLLATERAL (Cost $12,507,432)		12,507,432

	Par
	(000)
CORPORATE BONDS — 1.1%
LandAmerica Financial Group, Inc. ‡ CONV 3.25%, 05/15/34	$120	9,624
Northstar Realty Finance Corp. ^ CONV 7.50%, 03/15/31	358	323,095
RAIT Financial Trust CONV 7.00%, 04/01/31	598	430,560

TOTAL CORPORATE BONDS (Cost $956,240)		763,279

TOTAL INVESTMENTS — 117.6% (Cost $82,120,546)		81,960,204

LIABILITIES IN EXCESS OF OTHER ASSETS — (17.6)%		(12,261,801)

NET ASSETS — 100.0%		$69,698,403

The accompanying notes are an integral part of the financial statements.

10

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Portfolio of Investments (Concluded)
August 31, 2011

*	Non-income producing.

(a)	All or a portion of the security is on loan. At August 31, 2011, the market value of securities on loan was $12,159,103.

‡	Holding in default resolution. Value has been determined in good faith by or under the direction of The RBB Fund, Inc’s Board of Directors to be the estimated value of the future payouts under the default resolution. As of August 31, 2011, this holding amounted to $9,624 or 0.0% of net assets and is deemed illiquid by the portfolio manager pursuant to the Fund’s policies and procedures.

^	Security was purchased pursuant to Rule 144A under Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2011, this security amounted to $323,095 or 0.5% of net assets.

^^	Private Investment in Public Equity (PIPE) Restricted from resale until public registrant is deemed illiquid.

CONV	Convertible
The accompanying notes are an integral part of the financial statements.

11

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Portfolio of Investments
August 31, 2011

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace & Defense — 2.3%
Boeing Co. (The)	23,180	$1,549,815

Automobile Manufacturers — 2.1%
Navistar International Corp. *	33,851	1,401,431

Automobile Parts & Equipment — 1.8%
Magna International, Inc., Class A (a)	31,120	1,184,427

Banks — 20.3%
Huntington Bancshares, Inc.	143,900	723,817
JPMorgan Chase & Co.	97,530	3,663,227
PNC Financial Services Group, Inc.	45,758	2,294,306
Regions Financial Corp.	214,015	971,628
SunTrust Banks, Inc.	132,090	2,628,591
Wells Fargo & Co.	134,685	3,515,279

		13,796,848

Coal — 16.3%
Arch Coal, Inc.	171,285	3,478,798
Consol Energy, Inc.	88,960	4,061,914
Peabody Energy Corp.	71,635	3,495,788

		11,036,500

Commercial Services — 1.6%
Aegean Marine Petroleum Network, Inc.	92,607	515,821
Monster Worldwide, Inc. *	62,925	594,012

		1,109,833

Computers — 2.6%
Dell, Inc. *	119,253	1,772,696

Electric — 6.5%
FirstEnergy Corp.	61,929	2,740,358
GenOn Energy, Inc. *	556,409	1,691,483

		4,431,841

Electronics — 1.6%
Avnet, Inc. *	41,860	1,098,406

Health Care — Services — 2.8%
Brookdale Senior Living, Inc. *	116,520	1,877,137

Home Builders — 6.9%
KB HOME (a)	81,120	534,581
NVR, Inc. *(a)	4,044	2,574,006
Toll Brothers, Inc. *	92,545	1,590,849

		4,699,436

Insurance — 10.2%
ACE Ltd.	25,845	1,669,070
Allstate Corp., (The)	59,150	1,551,505
Assured Guaranty Ltd.	127,921	1,725,654
RenaissanceRe Holdings, Ltd.	23,090	1,514,011
Willis Group Holdings PLC	12,750	498,908

		6,959,148

Leisure Time — 2.2%
Carnival Corp.	45,320	1,496,920

Life & Health Insurance — 1.5%
AFLAC, Inc.	13,107	494,396
Lincoln National Corp.	25,155	521,966

		1,016,362

Lodging — 0.8%
Orient-Express Hotels, Ltd., Class A *	72,215	566,166

Oil & Gas — 8.6%
BP PLC, SP ADR	38,255	1,506,864
Chesapeake Energy Corp.	39,431	1,277,170
EQT Corp.	35,766	2,139,522
Valero Energy Corp.	41,315	938,677

		5,862,233

Real Estate Investment Trusts — 1.0%
Sunstone Hotel Investors, Inc. *	114,295	690,342

Retail — 1.6%
J.C. Penney Co., Inc. (a)	39,821	1,060,433

Semiconductors — 1.8%
MEMC Electronic Materials, Inc. *(a) .	177,095	1,236,123

Telecommunications — 6.0%
Cisco Systems, Inc.	244,805	3,838,542
Sprint Nextel Corp. *	54,830	206,161

		4,044,703

TOTAL COMMON STOCKS
(Cost $62,999,621)		66,890,800

The accompanying notes are an integral part of the financial statements.

12

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Portfolio of Investments (Concluded)
August 31, 2011

	Shares	Value
EXCHANGE TRADED FUND — 1.1%
Finance — 1.1%
iShares Russell 1000 Value Index Fund	12,730	$783,913

TOTAL EXCHANGE TRADED FUND (Cost $723,851)		783,913

SECURITIES LENDING COLLATERAL — 6.7%
Institutional Money Market Trust	4,575,795	4,575,795

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,575,795)		4,575,795

	Par
	(000)
CORPORATE BONDS — 0.1%
Airlines — 0.1%
UAL Corp. CONV 6.00%, 10/15/29	$21	$48,195

TOTAL CORPORATE BONDS (Cost $38,033)		48,195

TOTAL INVESTMENTS — 106.4% (Cost $68,337,300)		72,298,703

LIABILITIES IN EXCESS OF OTHER ASSETS — (6.4)%		(4,358,975)

NET ASSETS — 100.0%		$67,939,728

*	Non-income producing.

(a)	All or a portion of the security is on loan. At August 31, 2011, market value of securities on loan was $4,384,609.

CONV	Convertible

SP ADR	Sponsored American Depositary Receipt

PLC	Public Liability Company
The accompanying notes are an integral part of the financial statements.

13

THE SCHNEIDER FUNDS
Statements of Assets & Liabilities
August 31, 2011

	Schneider
	Small Cap	Schneider
	Value Fund	Value Fund
ASSETS
Investments, at value †^	$81,960,204	$72,298,703
Cash and cash equivalents	168,576	—
Receivables
Investments sold	395,996	702,964
Capital shares sold	176,131	—
Dividends and interest	66,327	159,088
Prepaid expenses and other assets	13,616	5,951

Total assets	82,780,850	73,166,706

LIABILITIES
Cash overdraft	—	169,021
Payables
Securities lending collateral	12,507,432	4,575,795
Investments purchased	437,296	264,211
Capital shares redeemed	19,055	109,584
Investment adviser	46,928	35,307
Other accrued expenses and liabilities	71,736	73,060

Total liabilities	13,082,447	5,226,978

Net Assets	$69,698,403	$67,939,728

NET ASSETS CONSIST OF
Par value	$5,087	$5,435
Paid-in capital	79,604,292	203,564,315
Undistributed/accumulated net investment income	—	296,007
Accumulated net realized loss from investments	(9,750,634)	(139,887,432)
Net unrealized appreciation (depreciation) on investments	(160,342)	3,961,403

Net Assets	$69,698,403	$67,939,728

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,086,913	5,435,284

Net asset value, offering and redemption price per share	$13.70	$12.50

†Investment in securities, at cost	$82,120,546	$68,337,300

^Includes market value of securities on loan	$12,159,103	$4,384,609

The accompanying notes are an integral part of the financial statements.

14

THE SCHNEIDER FUNDS
Statements of Operations
For the Year Ended
August 31, 2011

	Schneider
	Small Cap	Schneider
	Value Fund	Value Fund
Investment Income
Dividends†	$685,476	$1,124,453
Securities Lending Income	21,824	14,120
Interest	32,830	9,384

Total investment income	740,130	1,147,957

Expenses
Advisory fees	900,399	666,392
Administration and accounting fees	136,917	141,409
Transfer agent fees	79,955	65,662
Professional fees	43,234	45,458
Custodian fees	28,065	30,973
Registration and filing fees	25,398	19,986
Directors’ and officers’ fees	22,584	23,355
Printing and shareholder reporting fees	15,845	11,069
Insurance fees	8,169	8,843
Other expenses	3,399	3,962

Total expenses before waivers and reimbursements	1,263,965	1,017,109
Less: waivers and reimbursements	(228,506)	(165,165)

Net expenses after waivers and reimbursements	1,035,459	851,944

Net investment income/(loss)	(295,329)	296,013

Net realized and unrealized gain/(loss) from investments
Net realized gain from:
Investments	14,670,146	6,786,123
Net change in unrealized appreciation/(depreciation) on:
Investments	(10,168,324)	4,076,106

Net realized and unrealized gain on investments	4,501,822	10,862,229

Net increase in net assets resulting from operations	$4,206,493	$11,158,242

†Net of foreign withholding taxes of	$(155)	$(5,762)

The accompanying notes are an integral part of the financial statements.

15

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment loss	$(295,329)	$(617,469)
Net realized gain from investments	14,670,146	25,790,509
Net change in unrealized depreciation from investments	(10,168,324)	(14,571,289)

Net increase in net assets resulting from operations	4,206,493	10,601,751

Dividends and distributions to shareholders from:
Net investment income	—	(543,270)

Net decrease in net assets from dividends and distributions to shareholders	—	(543,270)

Capital transactions:
Proceeds from shares sold	10,426,285	16,951,483
Reinvestment of distributions	—	446,678
Redemption fees *	38,347	130,734
Shares redeemed	(18,215,631)	(52,627,087)

Net decrease in net assets from capital share transactions	(7,750,999)	(35,098,192)

Total decrease in net assets	(3,544,506)	(25,039,711)

Net assets:
Beginning of year	73,242,909	98,282,620

End of year	$69,698,403	$73,242,909

Share transactions:
Shares sold	611,631	1,139,224
Shares reinvested	—	35,507
Shares redeemed	(1,078,301)	(3,582,571)

Total share transactions	(466,670)	(2,407,840)

*	There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
The accompanying notes are an integral part of the financial statements.

16

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	August 31, 2011	August 31, 2010
Increase/(decrease) in net assets from operations:
Net investment income	$296,013	$632,966
Net realized gain from investments	6,786,123	6,805,902
Net change in unrealized appreciation/(depreciation) from investments	4,076,106	(7,051,493)

Net increase in net assets resulting from operations	11,158,242	387,375

Dividends and distributions to shareholders from:
Net investment income	(632,891)	(2,533,672)

Net decrease in net assets from dividends and distributions to shareholders	(632,891)	(2,533,672)

Capital transactions:
Proceeds from shares sold	6,780,726	20,439,350
Reinvestment of distributions	547,560	2,086,849
Redemption fees *	694	716
Shares redeemed	(48,867,458)	(39,894,769)

Net decrease in net assets from capital share transactions	(41,538,478)	(17,367,854)

Total decrease in net assets	(31,013,127)	(19,514,151)

Net assets:
Beginning of year	98,952,855	118,467,006

End of year	$67,939,728	$98,952,855

Undistributed net investment income, end of year	$296,007	$632,885

Share transactions:
Shares sold	469,105	1,597,175
Shares reinvested	38,807	175,365
Shares redeemed	(3,514,120)	(3,092,662)

Total share transactions	(3,006,208)	(1,320,122)

*	There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
The accompanying notes are an integral part of the financial statements.

17

THE SCHNEIDER FUNDS
SCHNEIDER SMALL CAP VALUE FUND
Financial Highlights
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.19	$12.34	$14.54	$19.06	$21.96

Net investment income/(loss)	(0.06)	(0.11)	0.12	0.16	0.43
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.56	1.01	(2.20)	(3.81)	0.15

Net increase/(decrease) in net assets resulting from operations	0.50	0.90	(2.08)	(3.65)	0.58

Dividends and distributions to shareholders from:
Net investment income	—	(0.07)	(0.18)	(0.32)	(0.20)
Net realized capital gains	—	—	— †	(0.55)	(3.28)

Total dividends and distributions to shareholders	—	(0.07)	(0.18)	(0.87)	(3.48)

Redemption fees	0.01	0.02	0.06	— †	— †

Net asset value, end of year	$13.70	$13.19	$12.34	$14.54	$19.06

Total investment return(1)	3.87%	7.48%	(13.20)%	(19.78)%	0.72%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$69,698	$73,243	$98,283	$91,691	$101,052
Ratio of expenses to average net assets(2)	1.15%	1.15%	1.14%	1.10%	1.10%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.40%	1.43%	1.42%	1.49%	1.50%
Ratio of net investment income/(loss) to average net assets(2)	(0.33)%	(0.65)%	0.97%	0.92%	1.81%
Portfolio turnover rate	59.18%	83.39%	122.36%	116.34%	75.21%

†	Amount is less than $0.005 per share.

(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Reflects waivers and reimbursements.
The accompanying notes are an integral part of the financial statements.

18

THE SCHNEIDER FUNDS
SCHNEIDER VALUE FUND
Financial Highlights
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.72	$12.14	$16.37	$23.13	$21.16

Net investment income	0.07	0.08	0.34	0.37	0.14
Net realized and unrealized gain/(loss) from investments and foreign currency transactions	0.80	(0.23)	(4.14)	(5.89)	2.99

Net increase/(decrease) in net assets resulting from operations	0.87	(0.15)	(3.80)	(5.52)	3.13

Dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.27)	(0.43)	(0.14)	(0.08)
Net realized capital gains	—	—	—	(1.10)	(1.08)

Total dividends and distributions to shareholders	(0.09)	(0.27)	(0.43)	(1.24)	(1.16)

Redemption fees†	—	—	—	—	—

Net asset value, end of year	$12.50	$11.72	$12.14	$16.37	$23.13

Total investment return(1)	7.35%	(1.30)%	(22.06)%	(25.05)%	14.88%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$67,940	$98,953	$118,467	$225,036	$364,793
Ratio of expenses to average net assets(2)	0.90%	0.90%	0.88%	0.85%	0.85%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.07%	1.03%	1.14%	1.09%	1.12%
Ratio of net investment income to average net assets(2)	0.31%	0.52%	2.24%	1.61%	0.77%
Portfolio turnover rate	67.80%	79.30%	107.13%	101.98%	131.75%

†	Amount is less than $0.005 per share.

(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Reflects waivers and reimbursements.
The accompanying notes are an integral part of the financial statements.

19

THE SCHNEIDER FUNDS
Notes to Financial Statements
August 31, 2011
1. Organization and Significant Accounting Policies
     The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Schneider Small Cap Value Fund (the “Small Cap Value Fund”) and the Schneider Value Fund (the “Value Fund”) (each a “Fund,” collectively the “Funds”), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.
     RBB has authorized capital of one hundred billion shares of common stock of which 79.373 billion shares are currently classified into one hundred and thirty-three classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.
     PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.
     Fair Value Measurement — The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of net assets).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
     The following summary of the inputs used, as of August 31, 2011, in valuing the Funds’ net assets carried at fair value:
Schneider Small Cap Value Fund

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Common Stocks *	$68,043,378	$68,043,378	$—	$—
Corporate Bonds	763,279	—	753,655	9,624
Exchange Traded Fund	646,115	646,115	—	—
Securities Lending Collateral	12,507,432	—	12,507,432	—

Total	$81,960,204	$68,689,493	$13,261,087	$9,624

*	Please refer to the Portfolio of Investments for industry and security type breakouts.
Schneider Value Fund

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value as of	Quoted	Observable	Unobservable
	August 31, 2011	Price	Inputs	Inputs
Common Stocks*	$66,890,800	$66,890,800	$—	$—
Corporate Bonds	48,195	—	48,195	—
Exchange Traded Fund	783,913	783,913	—	—
Securities Lending Collateral	4,575,795	—	4,575,795	—

Total	$72,298,703	$67,674,713	$4,623,990	$—

*	Please refer to the Portfolio of Investments for industry and security type breakouts.
The following is a reconciliation of the Funds’ Level 3 investments for which significant unobservable inputs were used to determine fair value.
Schneider Small Cap Value Fund

	Total	Common	Preferred	Corporate
	Investments	Stock	Stock	Bonds
Balance as of August 31, 2010	$1,435,000	$114,800	$1,320,200	$—
Accrued discounts/premiums	—	—	—	—
realized gain/(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—
Purchases	—	—	—	—

21

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
Schneider Small Cap Value Fund (Continued)

	Total	Common	Preferred	Corporate
	Investments	Stock	Stock	Bonds
Sales	$(1,435,000)	$(114,800)	$(1,320,200)	$—
Transfers into Level 3*	9,624	—	—	9,624
Transfers out of Level 3*	—	—	—	—

Balance as of August 31, 2011	$9,624	$—	$—	$9,624

*	Transfers in and out of the levels are recognized at the value at the beginning of the period.
     Bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
     Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, Schneider Capital Management continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended August 31, 2011, $9,624 of the Small Cap Value Fund’s portfolio investments was transferred to Level 3 from Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
     At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
     Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
     For the year ended August 31, 2011, there were no transfers between Levels 1 and 2 for the Small Cap Value Fund. There were no transfers between Levels 1, 2 and 3 for the Value Fund.
     USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

22

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.
     FOREIGN CURRENCY TRANSLATION — Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”).
     U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
     CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.
     OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
2. Investment Adviser and Other Services
     Schneider Capital Management Company (“SCM” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund’s average daily net assets and 0.70% of the Value Fund’s average daily net assets, computed daily and payable monthly.

23

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
     The Adviser contractually agreed to limit the Small Cap Value Fund’s and the Value Fund’s total operating expenses to the extent that such expenses exceeded 1.15% and 0.90%, respectively, of the Fund’s average daily net assets (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) through December 31, 2011. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other Fund expenses. For the year ended August 31, 2011, investment advisory fees and waivers of expenses were as follows:

	Gross Advisory Fees	Waivers	Net Advisory Fees
Schneider Small Cap Value Fund	$900,399	$(228,506)	$671,893
Schneider Value Fund	666,392	(165,165)	501,227
     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.
     BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, and is subject to certain minimum monthly fees.
     Included in the administration and accounting services fees and expenses, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.
     In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.
     Effective July 18, 2011, The Bank of New York Mellon (the “Custodian”) succeeded PFPC Trust Company as the Funds’ custodian providing custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily gross assets, subject to certain minimum monthly fees.
     BNY Mellon Distributors Inc. serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.
3. Director Compensation
     The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out of pocket expenses for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2011 was $23,875. Certain employees of BNY Mellon are Officers of the Company. They are not compensated by the Funds or the Company.

24

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
4. Investment in Securities
     For the year ended August 31, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Schneider Small Cap Value Fund	$51,541,142	$59,725,922
Schneider Value Fund	62,444,673	104,215,846
5. Federal Income Tax Information
     The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
     As of August 31, 2011, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax	Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Schneider Small Cap Value Fund	$84,124,954	$11,628,858	$(13,793,608)	$(2,164,750)
Schneider Value Fund	74,625,135	10,010,198	(12,336,630)	(2,326,432)
     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.
     The following permanent difference as of August 31, 2011, attributable to the net investment loss, was reclassified to the following accounts:

	Undistributed Net
	Investment	Paid-In
	Income	Capital
Schneider Small Cap Value Fund	$295,329	$(295,329)

25

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
As of August 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed
	Ordinary	Undistributed
	Income	Long-Term Gains
Schneider Small Cap Value Fund	$—	$—
Schneider Value Fund	296,007	—
     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.
     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary	Long-Term
		Income	Gains	Total
Schneider Small Cap Value Fund	2011	$—	$—	$—
	2010	543,270	—	543,270
Schneider Value Fund	2011	632,891	—	632,891
	2010	2,533,672	—	2,533,672
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of August 31, 2011, the Small Cap Value Fund and the Value Fund had capital loss carryforwards of $7,743,102 and $132,864,385, respectively, that will expire as follows:

	August 31, 2016	August 31, 2017	August 31, 2018	August 31, 2019	Total
Schneider Small Cap Value Fund	$—	$—	$7,743,102	$—	$7,743,102
Schneider Value Fund	11,810,397	75,945,572	42,948,995	2,159,421	132,864,385
     During the fiscal year ended August 31, 2011, the Small Cap Value Fund utilized $14,104,188 of its capital loss carryforwards against capital gains.
     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2011, the Value Fund incurred post-October capital losses of $735,212.
     On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Funds, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

26

THE SCHNEIDER FUNDS
Notes to Financial Statements (Continued)
August 31, 2011
6. Securities Lending
     The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2011 and the income received for the year ended August 31, 2011 were as follows:

			Income Received
	Market Value of	Market Value	from Securities
	Securities Loaned	of Collateral	Lending
Schneider Small Cap Value Fund	$12,159,103	$12,507,432	$21,824
Schneider Value Fund	4,384,609	4,575,795	14,120
7. New Accounting Pronouncement
     In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
8. Subsequent Events
     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

27

THE SCHNEIDER FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Schneider Small Cap Value Fund and the Schneider Value Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund and the Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania
October 27, 2011

28

THE SCHNEIDER FUNDS
Shareholder Tax Information
(Unaudited)
     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2011, the tax character of distributions paid by the Funds were as follows:

Ordinary Income
Dividend
Schneider Small Cap Value Fund	$—
Schneider Value Fund	632,891
     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
     For the Value Fund, the percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100%.
     For the Value Fund, the percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100%.
     Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2011. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012.
     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.
     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

29

THE SCHNEIDER FUNDS
Other Information
(Unaudited)
Proxy Voting
     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.
Approval of Investment Advisory Agreement
     As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Schneider Capital Management (“Schneider Capital”) and the Company (the “Advisory Agreements”) on behalf of the Schneider Small Cap Value Fund and Schneider Value Fund (the “Funds”) at a meeting of the Board held on May 18, 2011. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by Schneider Capital with the assistance and advice of counsel to the Independent Directors and the Company.
     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting and at other meetings throughout the past year, the presentations made during the meeting, and the discussions during the meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Schneider Capital’s services provided to the Schneider Funds; (ii) descriptions of the experience and qualifications of Schneider Capital’s personnel providing those services; (iii) Schneider Capital’s investment philosophies and processes; (iv) Schneider Capital’s assets under management and client descriptions; (v) Schneider Capital’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Schneider Capital’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Schneider Capital’s compliance procedures; (viii) Schneider Capital’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper Inc. (“Lipper”) comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.
     As part of their review, the Directors considered the nature, extent and quality of the services provided by Schneider Capital. The Directors concluded that Schneider Capital had substantial resources to provide services to the Funds and that Schneider Capital’s services had been acceptable.

30

THE SCHNEIDER FUNDS
Other Information
(Unaudited)
     The Directors also considered the investment performance of the Funds and Schneider Capital. Information on the Funds’ investment performance was provided for one, two, three, four and five-year periods, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching these conclusions, the Directors noted that the performance of each Fund was comparable to its peer group median for the one-year period.
     The Board of Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that advisory fees, before and after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Directors noted that Schneider Capital had contractually agreed to waive management fees and reimburse expenses through December 31, 2011 to limit total annual operating expenses to agreed upon levels for each Fund.
     After reviewing the information regarding the Schneider Capital’s costs, profitability and economies of scale, and after considering Schneider Capital’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2012.

31

THE SCHNEIDER FUNDS
Fund Management
(Unaudited)
     The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
DISINTERESTED DIRECTORS
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	16	Kalmar Pooled Investment Trust; (registered investment company) WT Mutual Fund; (registered investment company); Independence Blue Cross; IntriCon Corporation (body worn device company)

Francis J. McKay 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/35	Director	1988 to present	Retired	16	None

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	16	None

Marvin E. Sternberg 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/34	Director	1991 to present	Since 1974, Chairman, Director and President, MTI Holding Group, Inc. (formerly known as Moyco Technologies, Inc.) (manufacturer of dental products and precision coated and industrial abrasives).	16	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Partner, Kantor-Davidoff (law firm) (2006 to date).	16	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

32

THE SCHNEIDER FUNDS
Fund Management (Continued)
(Unaudited)

				Number of
				Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[1]	During Past 5 Years	Director*	Held by Director
INTERESTED DIRECTORS[2]
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	16	Comcast Corporation (until 2011); AMDOCS Limited (service provider to telecommunications companies)

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Director and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	16	Kensington Funds (registered investment company) (until 2009)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	16	Cornerstone Bank

			OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

33

THE SCHNEIDER FUNDS
Fund Management (Concluded)
(Unaudited)

Number of
Portfolios in
		Term of Office		Fund Complex	Other
Name, Address,	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Directorships
and Date of Birth	with Fund	Time Served[2]	During Past 5 Years	Director	Held by Director
OFFICERS
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Suite 2000 Philadelphia, PA 19103-6996 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

[1]	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until the last day of year 2011, whichever is later, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]	Messrs. Brodsky, Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Brodsky is an “Interested Director” of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase. Mr. Carnall may be an “Interested Director” of the Company because of certain relationships with The PNC Financial Services Group, Inc. (“PNC”). PNC is a shareholder of BlackRock, Inc., the parent company of BlackRock Advisors LLC, the investment adviser to the Company’s Money Market Portfolio. Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior director of Oppenheimer & Co., Inc., a registered broker-dealer.

34

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Investment Adviser
Schneider Capital Management
460 E.Swedesford Road
Suite 1080
Wayne, PA 19087
Administrator
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington,DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough,MA 01581
Principal Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042
Counsel
Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are the registrant’s audit committee financial experts. Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are “independent.” Julian A. Brodsky is not “independent” because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the registrant’s Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$219,900	$189,435
Ernst & Young LLP	$188,780	$158,200
Aggregate Fees	$408,680	$347,635
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2011.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$2,680	$2,600
Ernst & Young LLP	$11,780	$7,280
Aggregate Fees	$14,460	$9,880
These fees were for the review of excise tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.
(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval of Audit and Permitted Non-Audit Services
1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not Applicable

(c)	100%

(d)	Not Applicable
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2011	Fiscal Year 2010
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$90,280	$76,080
Aggregate Fees	$90,280	$76,080
(h)	Not Applicable

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia

Salvatore Faia, President (principal executive officer)

Date November 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia

Salvatore Faia, President (principal executive officer)

Date November 3, 2011

By (Signature and Title)*	/s/ Joel Weiss

Joel Weiss, Treasurer (principal financial officer)

Date November 3, 2011

*	Print the name and title of each signing officer under his or her signature.